As filed with the Securities and Exchange Commission on July 27, 2011

Securities Act File No. 33-11882

Investment Company Act File No. 811-5011

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 187	☒
(Check appropriate box or boxes)

BIF MULTI-STATE MUNICIPAL SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway, Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 1-800-441-7762

John M. Perlowski

BIF Multi-State Municipal Series Trust

55 East 52nd Street

New York, New York 10055

United States of America

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Ira P. Shapiro, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

It is proposed that this filing will become effective (check appropriate box)

☒	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Titles of Securities Being Registered: Shares of beneficial interest, par value $.10 per share

July 27, 2011

Prospectus

BIF Tax-Exempt Fund

BIF Multi-State Municipal Series Trust

➢	BIF Arizona Municipal Money Fund

➢	BIF California Municipal Money Fund

➢	BIF Connecticut Municipal Money Fund

➢	BIF Florida Municipal Money Fund

➢	BIF Massachusetts Municipal Money Fund

➢	BIF Michigan Municipal Money Fund

➢	BIF New Jersey Municipal Money Fund

➢	BIF New York Municipal Money Fund

➢	BIF North Carolina Municipal Money Fund

➢	BIF Ohio Municipal Money Fund

➢	BIF Pennsylvania Municipal Money Fund

Fund

BIF Tax-Exempt Fund	CMAXX

BIF Multi-State Municipal Series Trust

BIF Arizona Municipal Money Fund	CAZXX

BIF California Municipal Money Fund	CMLXX

BIF Connecticut Municipal Money Fund	MCOXX

BIF Florida Municipal Money Fund	CFLXX

BIF Massachusetts Municipal Money Fund	CMHXX

BIF Michigan Municipal Money Fund	MICXX

BIF New Jersey Municipal Money Fund	CMJXX

BIF New York Municipal Money Fund	CMYXX

BIF North Carolina Municipal Money Fund	MNCXX

BIF Ohio Municipal Money Fund	MSOXX

BIF Pennsylvania Municipal Money Fund	CPNXX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Fund Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
	Key Facts About BIF Tax-Exempt Fund	3
	Key Facts About BIF Arizona Municipal Money Fund	6
	Key Facts About BIF California Municipal Money Fund	9
	Key Facts About BIF Connecticut Municipal Money Fund	12
	Key Facts About BIF Florida Municipal Money Fund	15
	Key Facts About BIF Massachusetts Municipal Money Fund	18
	Key Facts About BIF Michigan Municipal Money Fund	21
	Key Facts About BIF New Jersey Municipal Money Fund	24
	Key Facts About BIF New York Municipal Money Fund	27
	Key Facts About BIF North Carolina Municipal Money Fund	30
	Key Facts About BIF Ohio Municipal Money Fund	33
	Key Facts About BIF Pennsylvania Municipal Money Fund	36

Details About the Funds	How Each Fund Invests	40
	Investment Risks	43

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	CMA Financial Service	50
	Distribution and Shareholder Servicing Plan	50
	How to Buy, Sell and Transfer Shares	51
	Funds’ Rights	53
	Short-Term Trading Policy	54
	Master/Feeder Structure for the Tax-Exempt Fund	54

Management of the Funds	Information about BlackRock
	BlackRock	55
	Conflicts of Interest	56
	Valuation of Fund Investments	57
	Dividends, Distributions and Taxes	57

Financial Highlights	Financial Performance of the Funds	59

General Information	Shareholder Documents	71
	Certain Fund Policies	71
	Statement of Additional Information	72

Glossary	Glossary of Investment Terms	73

For More Information	Funds and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About BIF Tax-Exempt Fund

Investment Objective

The investment objectives of BIF Tax-Exempt Fund (“Tax-Exempt Fund” or the “Fund”) are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Tax-Exempt Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee[1]	0.140%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.315%
Administration Fee	0.250%
Miscellaneous Other Expenses	0.065%
Total Annual Fund Operating Expenses	0.58%
[1]

The fees and expenses shown in the table and the example that follows include both the expenses of Tax-Exempt Fund and Tax-Exempt Fund’s share of the allocated expenses of Master Tax-Exempt LLC (“Master LLC”). The management fees are paid by Master LLC.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Principal Investment Strategies of the Fund

Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of high quality, short-term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short-term tax-exempt bonds, tax-exempt variable rate demand obligations and short-term tax-exempt derivatives. Certain short-term securities have maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days or less. The Fund’s dollar-weighted average maturity will be 60 days or less and the dollar-weighted average life of all of its investments will be 120 days or less.

Under normal circumstances, the Fund invests at least 80% of its assets in short-term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the Federal alternative minimum tax). The Fund also may invest up to 20% of its assets in short-term municipal securities, which may subject investors to Federal alternative minimum tax. Throughout this prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Fund does not presently intend to invest more than 25% of its total assets in short-term tax-exempt securities of issuers located in a single state.

Principal Risks of Investing in the Fund

Tax-Exempt Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on tax-exempt or municipal securities to be subject, directly or indirectly, to Federal income taxation or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Tax-Exempt Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Information for the periods before February 2003 (when the Fund changed to a “master/feeder” structure) reflects the Fund’s operations as a stand alone fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF Tax-Exempt Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.81% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.01% (quarter ended December 31, 2009). The year-to-date return as of June 30, 2011 was 0.01%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
Tax-Exempt Fund	0.04%	1.59%	1.44%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Tax-Exempt Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF Arizona Municipal Money Fund

Investment Objective

The investment objective of BIF Arizona Municipal Money Fund (“Arizona Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Arizona’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Arizona Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses[1,2]	0.235%
Total Annual Fund Operating Expenses[2]	0.86%
[1]	Other Expenses have been restated to reflect current fees.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in Arizona Fund’s most recent annual report, which does not include the restatement of Other Expenses to reflect current fees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Principal Investment Strategies of the Fund

Arizona Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of Arizona or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Arizona municipal securities”). Arizona municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Arizona municipal securities.

Principal Risks of Investing in the Fund

Arizona Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Arizona municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in Arizona municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Arizona municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Arizona Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF Arizona Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
Arizona Fund	0.00%	1.49%	1.32%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Arizona Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF California Municipal Money Fund

Investment Objective

The investment objective of BIF California Municipal Money Fund (“California Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as California’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of California Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.440%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.045%
Total Annual Fund Operating Expenses	0.61%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Principal Investment Strategies of the Fund

California Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of California or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“California municipal securities”). California municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in California municipal securities.

Principal Risks of Investing in the Fund

California Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in California municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in California municipal securities. As a result, the Fund is more exposed to risks affecting issuers of California municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how California Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF California Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.01% (quarter ended September 30, 2009). The year-to-date return as of June 30, 2011 was 0.02%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
California Fund	0.04%	1.54%	1.36%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

California Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF Connecticut Municipal Money Fund

Investment Objective

The investment objective of BIF Connecticut Municipal Money Fund (“Connecticut Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Connecticut’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Connecticut Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.065%
Total Annual Fund Operating Expenses	0.69%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Principal Investment Strategies of the Fund

Connecticut Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of Connecticut or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Connecticut municipal securities”). Connecticut municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Connecticut municipal securities.

Principal Risks of Investing in the Fund

Connecticut Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Connecticut municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in Connecticut municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Connecticut municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Connecticut Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF Connecticut Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
Connecticut Fund	0.00%	1.46%	1.26%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Connecticut Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF Florida Municipal Money Fund

Investment Objective

The investment objective of BIF Florida Municipal Money Fund (“Florida Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Florida Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.135%
Total Annual Fund Operating Expenses	0.76%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Principal Investment Strategies of the Fund

Florida Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of Florida or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from or not otherwise subject to taxes imposed in Florida (“Florida municipal securities”). Florida municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Florida municipal securities.

Principal Risks of Investing in the Fund

Florida Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Florida municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in Florida municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Florida municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Florida Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF Florida Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	Since Inception (November 15, 2005)
Florida Fund	0.00%	1.48%	1.51%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Florida Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF Massachusetts Municipal Money Fund

Investment Objective

The investment objective of BIF Massachusetts Municipal Money Fund (“Massachusetts Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Massachusetts’ personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Massachusetts Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.095%
Total Annual Fund Operating Expenses	0.72%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Principal Investment Strategies of the Fund

Massachusetts Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the Commonwealth of Massachusetts or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Massachusetts municipal securities”). Massachusetts municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Massachusetts municipal securities.

Principal Risks of Investing in the Fund

Massachusetts Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Massachusetts municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in Massachusetts municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Massachusetts municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Massachusetts Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF Massachusetts Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
Massachusetts Fund	0.00%	1.46%	1.30%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Massachusetts Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF Michigan Municipal Money Fund

Investment Objective

The investment objective of BIF Michigan Municipal Money Fund (“Michigan Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Michigan’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Michigan Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.105%
Total Annual Fund Operating Expenses	0.73%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

Principal Investment Strategies of the Fund

Michigan Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of Michigan or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Michigan municipal securities”). Michigan municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Michigan municipal securities.

Principal Risks of Investing in the Fund

Michigan Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Michigan municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in Michigan municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Michigan municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Michigan Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF Michigan Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.79% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
Michigan Fund	0.00%	1.51%	1.35%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Michigan Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF New Jersey Municipal Money Fund

Investment Objective

The investment objective of BIF New Jersey Municipal Money Fund (“New Jersey Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as New Jersey’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of New Jersey Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.480%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.045%
Total Annual Fund Operating Expenses	0.65%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Principal Investment Strategies of the Fund

New Jersey Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of New Jersey or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“New Jersey municipal securities”). State municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in New Jersey municipal securities.

Principal Risks of Investing in the Fund

New Jersey Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in New Jersey municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in New Jersey municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how New Jersey Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF New Jersey Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.79% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.01% (quarter ended December 31, 2009). The year-to-date return as of June 30, 2011 was 0.02%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
New Jersey Fund	0.04%	1.54%	1.36%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

New Jersey Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF New York Municipal Money Fund

Investment Objective

The investment objective of BIF New York Municipal Money Fund (“New York Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as New York’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of New York Fund.

Shareholder Fees (fees paid directly from your investment):
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.445%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.050%
Total Annual Fund Operating Expenses	0.62%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Principal Investment Strategies of the Fund

New York Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of New York or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“New York municipal securities”). New York municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in New York municipal securities.

Principal Risks of Investing in the Fund

New York Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in New York municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in New York municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New York municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how New York Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF New York Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
New York Fund	0.00%	1.53%	1.39%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

New York Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF North Carolina Municipal Money Fund

Investment Objective

The investment objective of BIF North Carolina Municipal Money Fund (“North Carolina Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as North Carolina’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of North Carolina Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.205%
Total Annual Fund Operating Expenses	0.83%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Principal Investment Strategies of the Fund

North Carolina Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of North Carolina or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“North Carolina municipal securities”). North Carolina municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in North Carolina municipal securities.

Principal Risks of Investing in the Fund

North Carolina Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in North Carolina municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in North Carolina municipal securities. As a result, the Fund is more exposed to risks affecting issuers of North Carolina municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how North Carolina Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF North Carolina Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
North Carolina Fund	0.00%	1.49%	1.31%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

North Carolina Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF Ohio Municipal Money Fund

Investment Objective

The investment objective of BIF Ohio Municipal Money Fund (“Ohio Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Ohio’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Ohio Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.075%
Total Annual Fund Operating Expenses	0.70%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Principal Investment Strategies of the Fund

Ohio Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the state of Ohio or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Ohio municipal securities”). Ohio municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Ohio municipal securities.

Principal Risks of Investing in the Fund

Ohio Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Ohio municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in Ohio municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Ohio Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF Ohio Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.01% (quarter ended March 31, 2010). The year-to-date return as of June 30, 2011 was 0.01%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
Ohio Fund	0.04%	1.56%	1.39%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Ohio Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 39 of the prospectus.

Fund Overview

Key Facts About BIF Pennsylvania Municipal Money Fund

Investment Objective

The investment objective of BIF Pennsylvania Municipal Money Fund (“Pennsylvania Fund” or the “Fund”), a series of BIF Multi-State Municipal Series Trust, is to seek current income exempt from Federal income tax as well as Pennsylvania’s personal income tax, and, where applicable, local personal income tax. The Fund also seeks preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Pennsylvania Fund.

Shareholder Fees (fees paid directly from your investment)
CMA Account Annual Fee	$125

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.500%
Distribution and/or Service (12b-1) Fees	0.125%
Other Expenses	0.085%
Total Annual Fund Operating Expenses	0.71%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883

Principal Investment Strategies of the Fund

Pennsylvania Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short-term municipal securities and municipal securities issued by or on behalf of the Commonwealth of Pennsylvania or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Pennsylvania municipal securities”). Pennsylvania municipal securities consist principally of municipal notes and commercial paper, short-term municipal bonds, variable rate demand obligations and short-term municipal derivative securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

Under normal circumstances, the Fund will generally invest at least 80% of its assets in Pennsylvania municipal securities.

Principal Risks of Investing in the Fund

Pennsylvania Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■

Credit Enhanced Securities Risk — The Fund may invest more than 25% of its assets in Pennsylvania municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

■

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

■

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

■

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely.

■

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

■	State Specific Risk — The Fund will invest primarily in Pennsylvania municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities.

■

Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

■

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Performance Information

The information shows you how Pennsylvania Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund's returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

BIF Pennsylvania Municipal Money Fund

ANNUAL TOTAL RETURNS

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10 Average Annual Total Returns	1 Year	5 Years	10 Years
Pennsylvania Fund	0.00%	1.49%	1.34%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Pennsylvania Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

*  *  *

For more information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see “Important Additional Information” below.

Important Additional Information

Purchase and Sale of Fund Shares

If you are a Cash Management Account (“CMA”) service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements. If you are not a CMA service or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) central asset account program subscriber, the minimum initial investment for a Fund is $5,000. If you are an eligible CMA service subscriber and you choose to have your cash balances automatically invested in a Fund, generally cash balances of more than $1 in a CMA account are automatically invested in shares of a Fund daily at the next determined net asset value on each business day on which both the New York Stock Exchange (the “Exchange”) and New York banks are open; cash balances of less than $1 will be automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday. If you are a CMA service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of any fund associated with the CMA service not designated as your primary money account. Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. However, you may not hold shares of more than one of Arizona Fund, California Fund, Connecticut Fund, Florida Fund, Massachusetts Fund, Michigan Fund, New Jersey Fund, New York Fund, North Carolina Fund, Ohio Fund and Pennsylvania Fund (each, a “State Fund” and collectively, the “State Funds”) at the same time. If you are a CMA service subscriber, you may redeem your shares by directly submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Fund’s transfer agent. You may sell shares held at the Fund’s transfer agent by writing to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290.

Tax Information

Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Each Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and, for the State Funds, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund's distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend a Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of BIF Tax-Exempt Fund (“Tax-Exempt Fund”) and the eleven series of BIF Multi-State Municipal Series Trust (“Multi-State Trust”), BIF Arizona Municipal Money Fund (“Arizona Fund”), BIF California Municipal Money Fund (“California Fund”), BIF Connecticut Municipal Money Fund (“Connecticut Fund”), BIF Florida Municipal Money Fund (“Florida Fund”), BIF Massachusetts Municipal Money Fund (“Massachusetts Fund”), BIF Michigan Municipal Money Fund (“Michigan Fund”), BIF New Jersey Municipal Money Fund (“New Jersey Fund”), BIF New York Municipal Money Fund (“New York Fund”), BIF North Carolina Municipal Money Fund (“North Carolina Fund”), BIF Ohio Municipal Money Fund (“Ohio Fund”) and BIF Pennsylvania Municipal Money Fund (“Pennsylvania Fund”) (each, a “Fund,” and collectively, the “Funds”) and your rights as a shareholder.

How Each Fund Invests

Each Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act.

■	Each Fund seeks to maintain a net asset value of $1.00 per share.

■

Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 73.

■

Pursuant to Rule 2a-7 each Fund is subject to a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.

■

Each Fund will not acquire any illiquid securities (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. Each State Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets and each Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 73.

■

Tax-Exempt Fund is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in securities issued by any one issuer (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than  1/2 of 1% of the Fund’s total assets. With respect to the State Funds this restriction is applicable only with respect to 75% of a State Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of the Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

Tax-Exempt Fund

Investment Goal

Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.

Investment Process

Fund management will seek to keep Tax-Exempt Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short-term tax-exempt securities in the Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

Primary Investment Strategies

Tax-Exempt Fund tries to achieve its objectives by investing in a diversified portfolio of short-term tax-exempt securities. Under normal circumstances, the Fund will invest at least 80% of its assets in short-term tax-exempt securities or so at least 80% of the income it distributes will be exempt from Federal income tax (including the Federal alternative minimum tax).

The securities in which the Fund invests mature or reset to a new interest rate within 13 months. Certain short-term tax-exempt securities have maturities longer than 13 months, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 13 months or less.

The Fund only invests in short-term tax-exempt securities that have one of the two highest ratings from a nationally recognized statistical rating organization or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short-term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Fund does not presently intend to invest more than 25% of its assets in short-term tax-exempt securities of issuers located in a single state.

Among the short-term tax-exempt securities the Fund may buy are:

■	Tax-Exempt Notes — short-term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

■	Tax-Exempt Commercial Paper — short-term unsecured promissory notes used to finance general short-term credit needs.

■

Tax-Exempt Bonds — long-term tax-exempt securities. The Fund will only invest in long-term tax-exempt bonds that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time. The Fund may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to a Federal alternative minimum tax.

■

Municipal Securities — municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund may invest up to 20% of its assets in short-term municipal securities, which may subject investors to Federal alternative minimum tax. The Fund may also invest in municipal securities that are secured by insurance.

■

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long-term tax-exempt bond with a right to demand payment periodically or on notice. The Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

State Funds

Investment Goal

Each of the State Funds seeks current income exempt from Federal income tax and the designated state’s (and, where applicable, local) personal income tax. It is also intended that, in jurisdictions imposing intangible personal property tax, the value of a State Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity.

If the Board of Multi-State Trust determines that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However such change can be effected without shareholder approval.

Investment Process

Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.

Fund management will vary the kinds of short-term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

Primary Investment Strategies

Each State Fund tries to achieve its objectives by investing in a portfolio of short-term municipal securities and state municipal securities of its designated state (collectively, with respect to the State Funds, “municipal securities”).

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in short-term state municipal securities the interest on which, in the opinion of bond counsel to the issuer, is generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from income tax (and the value of which is exempt from intangible personal property tax if such tax is imposed) in its designated state.

Short-term municipal securities mature or reset to a new interest rate within 13 months. Certain short-term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less.

Each State Fund only invests in short-term municipal securities having one of the two highest ratings from a nationally recognized statistical rating organization or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short-term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short-term municipal securities of this kind.

Each State Fund may invest up to 20% of its assets in short-term money market securities the interest on which is subject to Federal income tax or the designated state’s income and/or intangible personal property taxes.

Among the securities the State Funds may buy are:

■

State Municipal Bonds — long-term municipal securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and from a respective State Fund’s state (and, where applicable, local) income tax and the value of which, in the opinion of bond counsel to the issuer, is exempt from state and local intangible personal property tax, if any. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

■

Municipal Securities — municipal obligations issued by or on behalf of a state, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Each State Fund may also invest in municipal securities that are secured by insurance.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

■

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When a State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

■

Short-Term Municipal Derivatives — a variety of securities that generally represents a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

■	Money Market Securities — short-term debt instruments such as U.S. Treasury bills.

■

Repurchase Agreements and Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period except for changes due to currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and U.S. Government agency securities with longer maturities.

Other Strategies Applicable to Tax-Exempt Fund and the State Funds

In addition to the main strategies discussed above, each Fund, as applicable, may also invest or engage in the following investments/strategies:

■	Borrowing — Each Fund may borrow only to meet redemptions.

■

Illiquid/Restricted Securities — Each Fund may invest up to 5% of its total assets in illiquid securities that it cannot sell within seven days at approximately current value. Each Fund may also invest up to 10% (except Florida Fund, which may invest without limitation) of its total assets (including any amount invested in illiquid securities) in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public and may be considered to be liquid securities.

■

Municipal Lease Obligations (Tax-Exempt Fund) — Municipal lease obligations are participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

■

Private Activity Bonds (State Funds) — Each State Fund may invest in certain short-term securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

■

Short-Term Tax-Exempt Derivatives (Tax-Exempt Fund) — Short-term tax-exempt derivatives are a variety of securities that generally represent Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

■

Temporary Defensive Strategy (State Funds) — For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short-term securities other than those that are exempt from income tax in its designated state.

■

When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Investment Risks

This section contains a discussion of the general risks of investing in the Funds. “Investment Objectives and Policies” in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. There can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time. An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Main Risks of Investing in a Fund

Credit Enhanced Securities Risk (State Funds) — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Income Risk — A Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of a Fund.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Tax-Exempt Status Risk — In making investments, the Fund and BlackRock will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Fund nor BlackRock will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from Federal income tax (contrary to indications from the issuer) could affect the Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Non-Diversification Risk (State Funds) — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Repurchase Agreements and Purchase and Sale Contracts Risks (State Funds) — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a State Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a State Fund may lose money.

State Specific Risk (State Funds) — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Please see the Appendix for the applicable state in the Statement of Additional Information for additional information on risks of investing in that state.

Arizona — Since the start of the recession in December 2007, Arizona, along with the rest of the United States, has experienced significant economic distress. As a result of continuing weakness in Arizona’s economy, state tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. The Arizona legislature and governor have had to address major budgetary shortfalls in each of the fiscal years from 2008 through 2012. In response to the continuing deterioration of Arizona’s fiscal condition, the Arizona legislature has enacted a series of budget solutions including certain revenue increases, borrowing, use of Federal stimulus funds, payment deferrals and expenditure reductions that have affected almost all general government, education, social services and other programs funded by Arizona. On April 7, 2011, the governor signed the state’s $8.3 billion budget for fiscal year 2012 into law. The fiscal year 2012 budget relies heavily on budget cuts and a few limited budget tricks. The budget contains $1.1 billion in spending cuts, doubling in one year the reductions Arizona has overseen through the last three budget cycles. For the first time in years, the budget contains no new borrowing and it does not raise taxes. However, the fiscal year 2012 budget is seen as passing the buck to local governments, which could ultimately lead to an increase in property taxes at the local levels and create additional distress for cities, counties and other local issuers throughout Arizona.

California — The economy of the State of California, which is the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services. The State has a population of about 37.3 million, which has been growing at a 1-2 percent annual rate for several decades. Gross domestic product of goods and services in the State exceeded $1.8 trillion in 2010. Total personal income was estimated at $1,606 billion in 2010. Total civilian employment was over 15.8 million as of December 2010.

California’s economy mirrors the national economy in many respects, and like the nation as a whole, California’s economy is slowly recovering from the 18-month deep recession that began in December 2007, which was marked by falling home prices, low credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs. Many regions in California, particularly in and near the Central Valley, have suffered particularly large impacts from the subprime mortgage meltdown with high rates of foreclosure and steep drop in housing prices. More than 1 million jobs were lost in California during the recession and the unemployment rate increased from 6.1 percent from the start of 2008 to more than 12.5 percent by the end of 2010. However, according to the State Department of Finance, labor market conditions have improved in 2011 based on accelerating job growth, declining jobless claims, and a declining unemployment rate. State exports fell 17 percent in 2009 from the previous year. However, with global economic conditions improving, State exports increased more than 19 percent in 2010 from 2009 and increased more than 13 percent in the first quarter of 2011 compared to the first quarter of 2010. The State Department of Finance projects slow but positive economic growth through 2012.

While there continue to be signs the economy is slowly improving, California continues to face serious budgetary problems as a result of continuing structural imbalance between State revenues and expenditures and a slow recovery from the severe recession.

In recent years, California has repeatedly failed to close its budget gaps. The use of temporary measures and flawed assumptions have also exacerbated the State’s budget problems. Between 2008 and 2010, adopted budgets included approximately $103.6 billion in budgetary “solutions,” by means of either expenditure reductions or increased revenue measures. However, most budgetary actions, about 85 percent of them in fiscal year 2010-11, were temporary or failed to be realized because of court challenges or faulty assumptions. A large part of the State’s annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure. Several key assumptions in recent budgets have not been realized and the State’s budgetary plan continues to be based on a number of assumptions which may not be realized. Further budgetary actions will be needed to maintain a positive balance for the General Fund of the State at the end of fiscal year 2011-12.

The economic recession had a profound, negative impact on State and local government revenues. Revenues in the General Fund fell over 18 percent in fiscal year 2009-10 from the height of revenues in fiscal year 2007-08. By July 2009, cash resources had dwindled so far that the State Controller issued short-term, interest-bearing registered warrants (“IOUs”) in lieu of checks which could be cashed immediately to make payments of certain of the State’s obligations. This was only the second time that the State had issued IOUs since the Great Depression. By employing a combination of external borrowing and other cash management techniques after the IOUs were called for redemption in late 2009, the State was able to meet all its cash obligations for the balance of fiscal year 2009-10 and through the date of adoption of the budget for fiscal year 2010-11 on October 8, 2010. Legislation enacted in early March 2010 and in October 2010 provided the State with additional tools to manage cash during the 2010-11 fiscal year by authorizing short-term deferral of certain State payments, primarily to schools and local governments. Furthermore, the State Controller deferred making payments from July to October 2010, on several billion dollars of obligations, including tax refunds, vendor payments, and some payments to counties for social service costs. The State will continue to be dependent on access to the capital markets to assist in its cash management, and to avoid recurrence of payment deferrals or the issuance of additional IOUs, but such access cannot be assured.

Most local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the economic recession. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions. One California city, Vallejo, in Solano County, has filed for bankruptcy under Chapter 9 of the Federal Bankruptcy Code, and other cities have indicated they, too, are facing severe fiscal conditions.

State general obligation bonds are, as of July 15, 2011, rated “A1” by Moody’s Investors Service, Inc. “A-” by Standard & Poor’s, and “A-” by Fitch Ratings. These ratings are among the lowest of any of the 50 states.

California’s current economic problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a further downgrade in the credit rating of the State’s general obligation debt, could result in a reduction in the market value of the bonds held by California Fund, which could adversely affect California Fund’s net asset value or the distributions paid by California Fund. This is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject. The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies. While California Fund’s portfolio managers try to reduce risks by selecting a wide variety of municipal securities, it is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of the State or municipal issuers in California to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability. California Fund is also unable to predict what impact these factors may have on its net asset value or its distributions to shareholders.

Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant poverty exists in some of Connecticut’s largest cities. The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the recent recession. These challenges for the State include current fiscal year budget concerns and future fiscal year projected current services deficits, among other issues. The State’s General Fund ran operating deficits in fiscal years 2001-02 and 2002-03. Each of the seven subsequent fiscal years, with the exception of fiscal year 2008-09, ended with a General Fund operating surplus. The State experienced a $947.6 million General Fund operating deficit in fiscal year 2008-09 which was largely funded by the issuance of notes. The State anticipates a General Fund operating surplus for fiscal year 2010-11. The State is required to adopt a fiscal year budget under which (i) the amount of general budget expenditures do not exceed estimated revenues and (ii) year-over-year increases in general budget expenditures do not exceed specified limits. The General Assembly has passed the biennial budget for fiscal years 2011-12 and 2012-13. The enacted budget makes General Fund appropriations of $18,350.3 million in fiscal year 2011-12 and $18,781.8 million in fiscal year 2012-13. The budget is projected to result in a surplus of $369.3 million in fiscal year 2011-12 and $634.8 million in fiscal year 2012-13. The budget includes savings of $1.0 billion annually from state employee concessions, which concessions were not ratified by the State employee unions. On July 15, 2011, the Governor submitted a budget balancing plan to members of the General Assembly, which plan included the elimination of 6,060 executive branch employee positions, 50 legislative branch employee positions and 450 judicial branch employee positions, with projected fiscal year 2011-12 and fiscal year 2012-13 savings of $704.1 million and $905.0 million, respectively. The plan also includes additional service and programmatic cuts to reach the targeted $1.6 billion savings required for the 2011-13 biennium. On July 22, 2011, the Governor announced that a revised tentative agreement had been reached with State employee union leaders. This agreement is to be submitted for ratification by the individual employee bargaining units and the legislature. The agreement, if ratified, is expected to result in savings of $1.6 billion over the 2011-13 biennium, and would impact the proposed employee eliminations and service and programmatic cuts contemplated in the Governor’s July 15, 2011 budget balancing plan.

As of February 1, 2011, the State had authorized direct general obligation bond indebtedness, including pension obligation, UConn 2000 and tax increment bonds, totaling approximately $28,855.9 million, of which approximately $27,162.3 million had been approved for issuance by the State Bond Commission and approximately $25,994.0 million had been issued. As of February 1, 2011, net State direct general obligation indebtedness outstanding (including lease financings, tax incremental financings and CHFA supportive housing bonds and emergency mortgage assistance program bonds, but not including CCEDA bonds or CHEFA child care facilities bonds) was approximately $15,130.2 million. Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings currently rate the State of Connecticut’s general obligation bonds Aa2, AA and AA, respectively.

General obligation bonds issued by Connecticut municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations. Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies.

Florida — Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. The State of Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. Local governments in Florida are highly dependent on ad valorem property taxes which are levied on real property located within Florida and are subject to certain limitations and exemptions as further described in Appendix 4 — “Economic and Financial Conditions in Florida” in the Statement of Additional Information. Florida, like much of the nation, has recently experienced a strong downturn in the housing market, which has impacted a number of segments of the Florida economy. The downturn in the housing market has also depressed property values in Florida, which will impact the amount of ad valorem property taxes that are collected by local governments in Florida. Please see Appendix 4 — “Economic and Financial Conditions in Florida” in the Statement of Additional Information for a summary of recent and proposed Florida constitutional amendments limiting the amount of property taxes authorized to be levied by Florida local governments. The structure of personal income in Florida is also different from the rest of the nation in that Florida has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.) that can be affected by Federal legislation. Florida’s economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. Because Florida is highly dependent upon tourism and other related industries, any future hurricanes or terrorist threats or attacks are likely to adversely affect Florida’s economy. The Florida Constitution also may limit the State’s ability to raise revenues and may have an adverse effect on the State’s finances and political subdivisions.

As of July 2011, Florida had an implied general obligation bond rating of Aa1, AAA and AAA from Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings, respectively.

Massachusetts — The Massachusetts economy has experienced a significant slowdown, with the Commonwealth’s liabilities exceeding its assets at the end of its 2010 fiscal year. Income tax revenues, a major source of state revenue, may be reduced following a scheduled reduction in the income tax rate in 2012. The real estate market continues to be volatile and the Commonwealth’s seasonally adjusted unemployment rate remains high. Any declines in personal income, tax collections, consumer spending or employment levels could negatively impact state revenues. In addition, the cost of active and retired state and municipal employee benefits are increasing due to increasing health care costs, and retirement systems face increasing unfunded liabilities. Furthermore, any reduction in Federal contributions to Medicaid and other programs could place additional strain on the Commonwealth’s resources. Municipalities often depend on the Commonwealth to meet certain of their funding requirements, and a decrease in state assistance to municipalities could have a negative effect on municipalities’ ability to meet their debt obligations. In addition, municipalities in the Commonwealth depend on real estate taxes to meet funding needs, and declines in real property values negatively impact the collection of these taxes. These and other factors may affect adversely the ability of the issuers of Massachusetts municipal securities to make required payments of interest and principal as well as the market value and marketability of municipal obligations held by the Fund.

Michigan — Michigan’s economy is closely tied to the manufacturing sector, particularly the automobile industry. While increased automobile production and an increasingly diversified economy led to an unemployment rate that, until 2002, was below the national average, due to weakness in the automobile sector, and productivity gains, the unemployment rate, for the last six years, has exceeded the national average. Michigan has reported balanced budgets for the last five years. In prior years as Michigan struggled with declining revenues, it relied on the use of Federal stimulus funds, expenditure reductions and revenue enhancements to balance its budget. The most recent budget was balanced without one time measures as Michigan’s revenues stabilized. Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings currently rate the State of Michigan’s general obligation bonds Aa3, AA- and A+, respectively.

New Jersey — New Jersey’s economy stabilized in 2010 along with the national economy and other states’ economies. According to information released by the New Jersey Department of Labor and Workforce Development on March 10, 2011, payroll employment in 2010 averaged 1.0% less than in 2009, following a decline of 3.9% in 2009. The State’s level of payroll employment as of December 2010 was 3.845 million and the preliminary estimate for February 2011 was 3.836 million.

New York — The risks of investing in municipal securities issued by or on behalf of the State of New York, New York City and other New York public bodies include, but are not limited to, the performance of the national and State economies; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; the impact of consumer spending on tax collections; increased demand in entitlement-based and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State of New York; and actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. As a result of the current recession, North Carolina has experienced a significant decline in revenues beginning in fiscal year 2007-2008 and continuing through the current fiscal year, including the reduction of taxable wages due to North Carolina’s unemployment rate, the loss of taxable corporate and retail sales income, and the sharp decline in real estate sales. The fund balance of the General Fund, the State’s chief operating fund, declined from $1.678 billion at June 30, 2008 (as restated) to negative $775.864 million at June 30, 2009, but improved to a negative $114.168 million at June 30, 2010. The State has taken actions to address both the negative General Fund balance and projected budget issues, including expenditure reductions and revenue increases. The State’s general obligation bonds are currently rated Aaa with a “stable” outlook by Moody’s Investors Service, Inc., AA+ with a “stable” outlook by Standard & Poor’s, and AAA with a “stable” outlook by Fitch Ratings.

Ohio — Ohio’s economy, along with the national economy in general, is experiencing an economic downturn with unemployment at historically high levels and the recession in Ohio continues to be severe. Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively.

Pennsylvania — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing laws or laws with respect to tax-exempt financing. According to the Commonwealth of Pennsylvania’s Comprehensive Annual Financial Report for the fiscal year ended June 30, 2010 (issued on December 22, 2010), the recent economic recession continued to adversely impact the national economy and Pennsylvania’s economic growth correlates directly to the national economy. On June 30, 2011, Governor Tom Corbett signed the 2011-12 budget. The $27.15 billion budget addresses a projected multi-billion dollar fiscal year 2012 general fund deficit, cuts overall government spending by more than $1 billion and includes no tax increases. Approximately $200 million of the fiscal year 2012 comes from the $785.5 million fiscal year 2011 surplus. As of December 15, 2010, the general obligation bonds of the Commonwealth are rated Aa1 by Moody’s Investors Service, Inc. and AA+ by Fitch Ratings. The Commonwealth has elected not to pursue a municipal bond rating from Standard & Poor’s due to a disagreement concerning the provisions of the proposed contractual agreement between the Commonwealth and Standard and Poor’s.

Taxability Risk — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent a State Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a State Fund.

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing a Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to a Fund.

Other Risks of Investing in the Funds

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Insurance Risk — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Either the issuer of the municipal security or the Fund purchases the insurance. Insurance is expected to protect a Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Funds cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. A Fund may lose money on its investment if the insurance company does not make payments it guarantees. In addition, if a Fund purchases the insurance, it must pay the premiums, which will reduce the Fund’s yield. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

Unavailability of Tax-Exempt Securities Risk — The portfolio of Tax-Exempt Fund and each State Fund represents a significant percentage of the market in short-term tax-exempt securities and short-term municipal securities, respectively. A shortage of available high quality short-term tax-exempt securities or short-term municipal securities, as applicable, will affect the yield on a Fund’s portfolio. Each Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Account Information

CMA® Financial Service

The CMA service includes a CMA account and an optional Beyond Banking Account. The CMA account and the Beyond Banking Account are conventional Merrill Lynch cash securities or margin securities accounts that are linked to money fund deposit accounts maintained with banks, certain money market funds and a card/check account. Subscribers to the CMA service are charged an annual fee and may also be subject to applicable subaccount fees and certain transaction fees, optional service fees, and/or miscellaneous fees depending upon the account activities, features and services selected. Automatic deposit or investment of free cash balances in CMA and Beyond Banking Accounts into certain bank accounts or money market funds is a feature of the CMA service commonly known as a “sweep.” Free cash balances held in certain CMA and Beyond Banking Accounts may be “swept” into shares of Tax-Exempt Fund or into shares of one of the State Funds and free cash balances held in all CMA and Beyond Banking Accounts may be “swept” into one or more bank deposit accounts at affiliated banks of Merrill Lynch. In certain circumstances, free cash balances in certain CMA accounts may be “swept” into another money market fund not offered by this prospectus, or a money market fund offered by this prospectus may not be available.

The CMA service is offered by Merrill Lynch (not the Funds). This prospectus provides information concerning the Funds, and is not intended to provide detailed information concerning the CMA service. If you want more information about the CMA service, applicable terms and conditions and associated fees, please review the CMA® Financial Services, Cash Management Account® and Beyond Banking® Account disclosures and account agreement.

Shares of the Funds are also offered to subscribers in certain other Merrill Lynch central asset account programs that may have different sweep features and annual fees. For more information about other Merrill Lynch programs, consult the relevant program description brochure provided to investors in those programs.

Distribution and Shareholder Servicing Plan

Each Fund has adopted a distribution and shareholder servicing plan (the “Plan”) that allows the Fund to pay fees for the sale of its shares under Rule 12b-1 of the Investment Company Act for certain services provided to its shareholders.

Plan Payments

Under the Plan, Fund shares pay a fee to BlackRock Investments, LLC (the “Distributor”), and/or its affiliates, including The PNC Financial Services Group, Inc. (“PNC”) and its affiliates, and to Barclays PLC (“Barclays”) and its affiliates, for account maintenance, sales and promotional activities and services in connection with the sale of shares. The fee may also be used to pay financial intermediaries (including BlackRock, PNC, Barclays and their respective affiliates) for sales support services and related expenses. Fund shares pay a maximum fee per year that is a percentage of the average daily net asset value of the Fund attributable to such shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, fees that a Fund may pay to a financial intermediary pursuant to the Plan and fees a Fund pays to its transfer agent, BlackRock, on behalf of the Funds, may enter into non-Plan agreements with a financial intermediary pursuant to which the Funds will pay a financial intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of a Fund or for these other services to a Fund and its shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or financial intermediary. You may also buy, sell and transfer shares through Financial Data Services, Inc. (the “Transfer Agent”) if your account is held directly with the Transfer Agent. Because the selection of a mutual fund involves many considerations, your financial professional may help you with this decision.

Each Fund’s shares are distributed by the Distributor, an affiliate of BlackRock.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of shares of the Fund at any time, for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service or any other Merrill Lynch central asset account program at any time for any reason.

In addition, each Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Information Important for You to Know

Initial Purchase	Determine the amount of your investment

If you are a CMA service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.

If you are not a CMA service or other Merrill Lynch central asset account program subscriber, the minimum initial investment for a Fund is $5,000.

Have cash balances from your CMA or Beyond Banking Accounts automatically invested in shares of the Fund designated as your primary money account

If you are an eligible CMA service subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:

Except as described below, cash balances of less than $1,000 in a CMA account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the Exchange and New York banks are open, which will usually be a Monday.

•    Cash balances in a CMA account from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Ready Assets Prime Money Fund or Ready Assets U.S.A. Government Money Fund will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.

•    A cash deposit of $1 or more in a Beyond Banking Account or of $1,000 or more in a CMA account, a cash balance of $1 or more in a Beyond Banking Account or of $1,000 or more in a CMA account from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.

How to Buy Shares (continued)

	Your Choices	Information Important for You to Know

Initial Purchase (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order

If you are a CMA service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. Manual purchases of $500,000 or more can be made effective on the same day the order is placed with the Fund provided certain requirements are met.

Purchase requests received by any Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of shares of the Fund at any time for any reason. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service or any other Merrill Lynch central asset account program at any time for any reason.

When purchasing shares as a CMA service or other Merrill Lynch central asset account program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Participants in certain Merrill Lynch central asset programs may be subject to different annual participation fees from CMA service participants.

	Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA service subscriber, you may call the Transfer Agent at (800) 221-7210 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

How to Sell Shares

	Your Choices	Information Important for You to Know

Full or Partial Redemption of Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for CMA service and other Merrill Lynch central asset account subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks. Each account of a subscriber will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and to the extent necessary, other Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy any remaining debits.

How to Sell Shares (continued)

	Your Choices	Information Important for You to Know

Full or Partial Redemption of Shares (continued)	Have your Merrill Lynch Financial Advisor submit your sales order

If you are a CMA service subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker).

Redemptions of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A medallion signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

How to Transfer Shares

	Your Choices	Information Important for You to Know

Transfer Shares to Another Financial Intermediary	Transfer to a participating financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating financial intermediary	If you no longer maintain a Merrill Lynch account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to CMA service subscribers.

Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act;

■

Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Suspension of Redemptions Upon Liquidation. If the Board, including a majority of the trustees who are not interested persons of Tax-Exempt Fund or Multi-State Trust as defined in the Investment Company Act, determines that the deviation between the Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may, in the case where the Board has determined to liquidate irrevocably, suspend redemptions and payments of redemption proceeds in order to facilitate the permanent termination of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller accounts, each Fund may redeem shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Boards have evaluated the risks of market timing activities by Fund shareholders and have determined that due to (i) the Funds’ policy of seeking to maintain the Funds’ net asset value per share at $1.00 each day, (ii) the nature of the Funds’ portfolio holdings, and (iii) the nature of the Funds’ shareholders, it is unlikely that (a) market timing would be attempted by the Funds’ shareholders or (b) any attempts to market time the Funds by shareholders would result in a negative impact to the Funds or their shareholders. As a result, the Boards have not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurance, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Master/Feeder Structure for the Tax-Exempt Fund

Tax-Exempt Fund is a “feeder” fund that invests its assets in Master LLC. Investors in Tax-Exempt Fund will acquire an indirect interest in Master LLC.

Master LLC may accept investments from other feeder funds, and all the feeder funds of Master LLC bear Master LLC’s expenses in proportion to their assets. This structure may enable Tax-Exempt Fund to reduce costs through economies of scale. If Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from Master LLC from different feeder funds may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to Master LLC on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in Master LLC. Information about other feeder funds, if any, is available by calling (800) 626-1960.

Whenever Master LLC holds a vote of its feeder funds, Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than Tax-Exempt Fund over the operations of Master LLC.

Tax-Exempt Fund may withdraw from Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage Tax-Exempt Fund’s assets.

Management of the Funds

BlackRock

BlackRock, manager to Master LLC and each of the State Funds, manages the investments and business operations of Master LLC and each of the State Funds subject to the oversight of the Board of Directors of Master LLC or the Board of Trustees of Multi-State Trust. While BlackRock is ultimately responsible for the management of Master LLC and the State Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC, the sub-adviser of Master LLC and each State Fund (the “Sub-Adviser”), is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $3.659 trillion in investment company and other portfolio assets under management as of June 30, 2011.

Master LLC and Multi-State Trust, on behalf of each State Fund, have each entered into a management agreement (each, a “Management Agreement”) with BlackRock. Pursuant to the Management Agreements, BlackRock is entitled to fees computed daily and payable monthly at the maximum annual management fee rate (as a percentage of average daily net assets) calculated as follows:

	Rate of Management Fee

Average Daily Net Assets	Master LLC	State Funds
Not exceeding $500 million	0.250%	0.500%
Exceeding $500 million but not exceeding $1 billion	0.175%	0.425%
Exceeding $1 billion	0.125%	0.375%

For the fiscal year ended March 31, 2011, Master LLC and each State Fund paid BlackRock at the management fee rates shown below:

Fund	Paid to BlackRock (net of any applicable waivers)
Master LLC	0.14%
Arizona Fund	0.15%
California Fund	0.28%
Connecticut Fund	0.26%
Florida Fund	0.19%
Massachusetts Fund	0.25%
Michigan Fund	0.30%
New Jersey Fund	0.32%
New York Fund	0.29%
North Carolina Fund	0.20%
Ohio Fund	0.29%
Pennsylvania Fund	0.24%

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to Master LLC and each State Fund under which BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the applicable Management Agreement. The Sub-Adviser is responsible for the day-to-day management of each Fund’s portfolio.

BlackRock also acts as Tax-Exempt Fund’s administrator (in such capacity, the “Administrator”). Tax-Exempt Fund pays the Administrator an administration fee at the annual rate of 0.25% of the average daily net assets of the Fund.

BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund and Master LLC to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

A discussion of the basis for each Board’s approval of the relevant Management Agreement with BlackRock and each sub-advisory agreement between BlackRock and the Sub-Adviser is included in each Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2010.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholder, Barclays Bank PLC and its affiliates, including Barclays (each, a “Barclays Entity” and collectively, the “Barclays Entities”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or the Barclays Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to those of the Funds. BlackRock and its Affiliates or the Barclays Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or Barclays Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a Barclays Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Barclays Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or Barclays Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or a Barclays Entity having positions that are adverse to those of the Funds. No Affiliate or Barclays Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or a Barclays Entity may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate or a Barclays Entity and of other accounts managed by an Affiliate or a Barclays Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or Barclays Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a Barclays Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or Barclays Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Barclays Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or a Barclays Entity has or is trying to develop investment banking relationships or in which an Affiliate or a Barclays Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a Barclays Entity provides or may some day provide research coverage. An Affiliate or a Barclays Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or Barclays Entities in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. This is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates the net asset value at 12 noon Eastern time on each business day that the Exchange or New York banks are open, immediately after the daily declaration of dividends. Both the Exchange and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Currently, the only scheduled days on which the Exchange is open and New York banks are closed are Columbus Day and Veterans’ Day. The only scheduled day on which New York banks are open and the Exchange is closed is Good Friday. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Funds.

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.

Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times.

Each Fund may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

The following discussion applies to Tax-Exempt Fund and each State Fund, unless otherwise indicated. Each Fund will distribute dividends of net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested daily and capital gains dividends are reinvested at least annually in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive monthly statements about such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund anticipates that most of its distributions will be excludable from gross income for Federal income tax purposes and, for the State Funds, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

A Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes and are designated by the Fund as “exempt interest dividends,” they are exempt from Federal income tax. To the extent dividends distributed by a State Fund are from bond interest income that is excludable from income for state income tax purposes in the designated state, each State Fund intends to satisfy the requirements for such dividends to be exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in Tax-Exempt Fund or a State Fund investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. Distributions derived from interest on U.S. Government securities, if any, may be exempt from state and local income taxes. If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long-term capital gains regardless of how long you have held your shares.

Recently enacted legislation will impose a 3.8% Medicare tax on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012 to (i) certain foreign financial institutions and investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

By law, your ordinary income dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose reports, along with the Fund’s financial statements, are included in the respective Fund’s Annual Report, which is available upon request.

BIF Tax-Exempt Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0004	0.0008	0.0125	0.0290	0.0302
Net realized gain	0.0001	0.0000	0.0000	0.0002	0.0001
Net increase from investment operations	0.0005	0.0008	0.0125	0.0292	0.0303
Dividends and distributions from:
Net investment income	(0.0004)	(0.0008)	(0.0125)	(0.0290)	(0.0302)
Net realized gain	(0.0001)	(0.0000)	—	—	—
Total dividends and distributions	(0.0005)	(0.0008)	(0.0125)	(0.0290)	(0.0302)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Total investment return	0.04%	0.08%	1.26%	2.94%	3.05%
Ratios to Average Net Assets[2]
Total expenses	0.58%	0.58%	0.57%	0.55%	0.55%
Total expenses after fees waived	0.37%	0.49%	0.57%	0.55%	0.55%
Net investment income	0.05%	0.09%	1.24%	2.87%	3.03%
Supplemental Data
Net assets, end of year (000)	$3,612,630	$5,605,519	$10,279,544	$11,003,605	$9,257,629
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

Financial Highlights (continued)

BIF Arizona Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	—	0.0001	0.0111	0.0278	0.0288
Net realized gain (loss)	—	0.0000	—	0.0000	(0.0000)
Net increase from investment operations	—	0.0001	0.0111	0.0278	0.0288
Dividends from net investment income	—	(0.0001)	(0.0111)	(0.0278)	(0.0288)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.01%	1.11%	2.82%	2.91%
Ratios to Average Net Assets
Total expenses	0.87%	0.82%	0.74%	0.72%	0.73%
Total expenses after fees waived and paid indirectly	0.41%	0.50%	0.73%	0.72%	0.73%
Net investment income	0.00%	0.01%	1.12%	2.75%	2.89%
Supplemental Data
Net assets, end of year (000)	$32,605	$59,822	$163,672	$204,515	$183,442
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

BIF California Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0004	0.0005	0.0112	0.0286	0.0295
Net realized gain	—	0.0000	0.0000	0.0003	0.0002
Net increase from investment operations	0.0004	0.0005	0.0112	0.0289	0.0297
Dividends and distributions from:
Net investment income	(0.0004)	(0.0005)	(0.0112)	(0.0286)	(0.0295)
Net realized gain	—	(0.0000)	—	(0.0001)	(0.0000)
Total dividends and distributions	(0.0004)	(0.0005)	(0.0112)	(0.0287)	(0.0295)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.04%	0.05%	1.12%	2.90%	2.99%
Ratios to Average Net Assets
Total expenses	0.61%	0.61%	0.57%	0.55%	0.57%
Total expenses after fees waived	0.33%	0.46%	0.57%	0.55%	0.57%
Net investment income	0.04%	0.06%	1.16%	2.82%	2.96%
Supplemental Data
Net assets, end of year (000)	$1,229,341	$1,485,537	$2,902,562	$3,931,450	$3,374,219
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

BIF Connecticut Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	—	0.0003	0.0107	0.0272	0.0284
Net realized gain (loss)	—	—	0.0001	0.0003	(0.0000)
Net increase from investment operations	—	0.0003	0.0108	0.0275	0.0284
Dividends and distributions from:
Net investment income	—	(0.0003)	(0.0107)	(0.0272)	(0.0284)
Net realized gain	—	(0.0000)	—	(0.0000)	—
Total dividends and distributions	—	(0.0003)	(0.0107)	(0.0272)	(0.0284)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.03%	1.08%	2.75%	2.87%
Ratios to Average Net Assets
Total expenses	0.69%	0.71%	0.68%	0.67%	0.68%
Total expenses after fees waived and paid indirectly	0.32%	0.44%	0.68%	0.67%	0.68%
Net investment income	0.00%	0.03%	1.06%	2.68%	2.85%
Supplemental Data
Net assets, end of year (000)	$232,421	$368,830	$606,199	$676,347	$544,050
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

BIF Florida Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	—	0.0002	0.0107	0.0277	0.0288
Net realized gain (loss)	—	—	0.0000	(0.0000)	(0.0000)
Net increase from investment operations	—	0.0002	0.0107	0.0277	0.0288
Dividends and distributions from:
Net investment income	—	(0.0002)	(0.0107)	(0.0277)	(0.0288)
Net realized gain	—	—	—	—	(0.0000)
Total dividends and distributions	—	(0.0002)	(0.0107)	(0.0277)	(0.0288)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.02%	1.08%	2.80%	2.90%
Ratios to Average Net Assets
Total expenses	0.76%	0.77%	0.69%	0.69%	0.71%
Total expenses after fees waived and paid indirectly	0.33%	0.50%	0.68%	0.69%	0.70%
Net investment income	0.00%	0.02%	1.09%	2.74%	2.88%
Supplemental Data
Net assets, end of year (000)	$70,831	$130,806	$290,064	$372,844	$308,089
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

BIF Massachusetts Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	—	0.0004	0.0103	0.0272	0.0286
Net realized gain	—	0.0002	0.0001	0.0001	0.0001
Net increase from investment operations	—	0.0006	0.0104	0.0273	0.0287
Dividends and distributions from:
Net investment income	—	(0.0004)	(0.0103)	(0.0272)	(0.0286)
Net realized gain	—	(0.0000)	—	(0.0001)	—
Total dividends and distributions	—	(0.0004)	(0.0103)	(0.0273)	(0.0286)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.05%	1.03%	2.76%	2.89%
Ratios to Average Net Assets
Total expenses	0.72%	0.74%	0.72%	0.70%	0.69%
Total expenses after fees waived and paid indirectly	0.35%	0.50%	0.72%	0.70%	0.69%
Net investment income	0.00%	0.05%	1.03%	2.68%	2.87%
Supplemental Data
Net assets, end of year (000)	$162,853	$224,140	$428,177	$466,810	$403,891
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

BIF Michigan Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	—	0.0003	0.0115	0.0281	0.0293
Net realized gain	—	0.0000	0.0001	0.0001	0.0000
Net increase from investment operations	—	0.0003	0.0116	0.0282	0.0293
Dividends from net investment income	—	(0.0003)	(0.0115)	(0.0281)	(0.0293)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.03%	1.16%	2.84%	2.95%
Ratios to Average Net Assets
Total expenses	0.73%	0.73%	0.72%	0.71%	0.71%
Total expenses after fees waived and paid indirectly	0.41%	0.47%	0.72%	0.71%	0.71%
Net investment income	0.00%	0.03%	1.15%	2.78%	2.93%
Supplemental Data
Net assets, end of year (000)	$85,871	$175,022	$278,225	$321,212	$262,426
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

BIF New Jersey Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0004	0.0008	0.0128	0.0278	0.0290
Net realized gain	—	0.0000	0.0000	0.0002	0.0001
Net increase from investment operations	0.0004	0.0008	0.0128	0.0280	0.0291
Dividends and distributions from:
Net investment income	(0.0004)	(0.0008)	(0.0128)	(0.0278)	(0.0290)
Net realized gain	—	(0.0000)	(0.0000)	—	—
Total dividends and distributions	(0.0004)	(0.0008)	(0.0128)	(0.0278)	(0.0290)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.04%	0.08%	1.29%	2.81%	2.93%
Ratios to Average Net Assets
Total expenses	0.65%	0.64%	0.61%	0.60%	0.62%
Total expenses after fees waived	0.37%	0.52%	0.61%	0.60%	0.62%
Net investment income	0.04%	0.08%	1.26%	2.71%	2.92%
Supplemental Data
Net assets, end of year (000)	$607,969	$988,738	$1,514,759	$1,771,689	$1,342,082
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

BIF New York Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	—	0.0004	0.0114	0.0284	0.0298
Net realized gain	—	0.0000	0.0001	0.0001	0.0002
Net increase from investment operations	—	0.0004	0.0115	0.0285	0.0300
Dividends and distributions from:
Net investment income	—	(0.0004)	(0.0114)	(0.0284)	(0.0298)
Net realized gain	—	(0.0000)	—	(0.0001)	(0.0000)
Total dividends and distributions	—	(0.0004)	(0.0114)	(0.0285)	(0.0298)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.04%	1.15%	2.87%	3.01%
Ratios to Average Net Assets
Total expenses	0.62%	0.60%	0.58%	0.56%	0.57%
Total expenses after fees waived	0.34%	0.41%	0.58%	0.56%	0.57%
Net investment income	0.00%	0.05%	1.13%	2.77%	2.99%
Supplemental Data
Net assets, end of year (000)	$996,972	$1,637,162	$3,006,793	$3,644,843	$2,835,705
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

BIF North Carolina Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	—	0.0004	0.0114	0.0276	0.0288
Net realized gain (loss)	—	—	(0.0001)	(0.0000)	0.0000
Net increase from investment operations	—	0.0004	0.0113	0.0276	0.0288
Dividends from net investment income	—	(0.0004)	(0.0114)	(0.0276)	(0.0288)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.04%	1.15%	2.79%	2.90%
Ratios to Average Net Assets
Total expenses	0.83%	0.78%	0.74%	0.72%	0.73%
Total expenses after fees waived and paid indirectly	0.41%	0.54%	0.74%	0.72%	0.73%
Net investment income	0.00%	0.05%	1.13%	2.70%	2.88%
Supplemental Data
Net assets, end of year (000)	$50,286	$83,824	$190,318	$276,677	$199,378
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (continued)

BIF Ohio Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0004	0.0010	0.0136	0.0279	0.0287
Net realized gain	—	0.0001	0.0004	0.0001	0.0000
Net increase from investment operations	0.0004	0.0011	0.0140	0.0280	0.0287
Dividends and distributions from:
Net investment income	(0.0004)	(0.0010)	(0.0136)	(0.0279)	(0.0287)
Net realized gain	—	(0.0000)	—	(0.0000)	(0.0000)
Total dividends and distributions	(0.0004)	(0.0010)	(0.0136)	(0.0279)	(0.0287)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.04%	0.11%	1.37%	2.83%	2.90%
Ratios to Average Net Assets
Total expenses	0.70%	0.72%	0.71%	0.69%	0.70%
Total expenses after fees waived and paid indirectly	0.38%	0.62%	0.71%	0.69%	0.70%
Net investment income	0.04%	0.11%	1.32%	2.73%	2.88%
Supplemental Data
Net assets, end of year (000)	$126,607	$313,893	$436,602	$480,922	$378,461
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

Financial Highlights (concluded)

BIF Pennsylvania Municipal Money Fund

	Year Ended March 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	—	0.0003	0.0111	0.0277	0.0292
Net realized gain (loss)	—	0.0000	0.0001	0.0000	(0.0000)
Net increase from investment operations	—	0.0003	0.0112	0.0277	0.0292
Dividends from net investment income	—	(0.0003)	(0.0111)	(0.0277)	(0.0292)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.03%	1.12%	2.80%	2.95%
Ratios to Average Net Assets
Total expenses	0.71%	0.72%	0.68%	0.67%	0.69%
Total expenses after fees waived and paid indirectly	0.34%	0.45%	0.68%	0.67%	0.69%
Net investment income	0.00%	0.03%	1.12%	2.72%	2.93%
Supplemental Data
Net assets, end of year (000)	$148,845	$334,360	$590,238	$667,352	$515,749
[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding“ and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial professional.

Certain Fund Policies

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act.

Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.

For a discussion of the Funds’ policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.

Administration Fee — a fee paid to the Administrator for providing administrative services to Tax-Exempt Fund.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund (and Master LLC, if applicable).

Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Dollar-Weighted Average Life — the dollar-weighted average maturity of a Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date.

Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.

Management Fee — a fee paid to BlackRock for managing Master LLC or a State Fund.

Other Expenses — include transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — include account fees that you may pay on your CMA or other Merrill Lynch account.

Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government, pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

For More Information

Funds and Service Providers

FUNDS

BIF Tax-Exempt Fund

BIF Multi-State Municipal Series Trust

BIF Arizona Municipal Money Fund

BIF California Municipal Money Fund

BIF Connecticut Municipal Money Fund

BIF Florida Municipal Money Fund

BIF Massachusetts Municipal Money Fund

BIF Michigan Municipal Money Fund

BIF New Jersey Municipal Money Fund

BIF New York Municipal Money Fund

BIF North Carolina Municipal Money Fund

BIF Ohio Municipal Money Fund

BIF Pennsylvania Municipal Money Fund

Written Correspondence:

c/o Financial Data Services, Inc.

PO Box 45290

Jacksonville, Florida 32231-5290

Overnight Mail:

c/o Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

(800) 626-1960

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, New Jersey 08536

ADMINISTRATOR

For BIF Tax-Exempt Fund:

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

500 College Road East

Princeton, New Jersey 08540

For More Information

Funds and Service Providers (continued)

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

100 Summer Street

Boston, Massachusetts 02116

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

2 Avenue de Lafayette

Boston, Massachusetts 02111

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

Additional Information

For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Fund’s investments.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated July 27, 2011, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 626-1960. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 626-1960.

Purchases and Redemptions and Account Information

Call your financial professional or Financial Data Services at (800) 221-7210.

World Wide Web

General fund information and specific fund performance, including the SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/moneymarketreports. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BIF Tax-Exempt Fund

or BIF Multi-State Municipal Series Trust

c/o Financial Data Services, Inc.

PO Box 45290

Jacksonville, Florida 32231-5290

Overnight Mail

BIF Tax-Exempt Fund

or BIF Multi-State Municipal Series Trust

c/o Financial Data Services, Inc.

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 626-1960.

Portfolio Characteristics and Holdings

A description of the Funds’ policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 626-1960.

Securities and Exchange Commission

You may also view and copy public information about the Funds, including the SAI, by visiting the EDGAR database on the SEC’s website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BIF TAX-EXEMPT FUND:

INVESTMENT COMPANY ACT FILE NO. 811-3111

BIF MULTI-STATE MUNICIPAL SERIES TRUST:

INVESTMENT COMPANY ACT FILE NO. 811-5011

© BlackRock Advisors, LLC

PRO-16817-0711

STATEMENT OF ADDITIONAL INFORMATION

BIF TAX-EXEMPT FUND

BIF MULTI-STATE MUNICIPAL SERIES TRUST

BIF ARIZONA MUNICIPAL MONEY FUND

BIF CALIFORNIA MUNICIPAL MONEY FUND

BIF CONNECTICUT MUNICIPAL MONEY FUND

BIF FLORIDA MUNICIPAL MONEY FUND

BIF MASSACHUSETTS MUNICIPAL MONEY FUND

BIF MICHIGAN MUNICIPAL MONEY FUND

BIF NEW JERSEY MUNICIPAL MONEY FUND

BIF NEW YORK MUNICIPAL MONEY FUND

BIF NORTH CAROLINA MUNICIPAL MONEY FUND

BIF OHIO MUNICIPAL MONEY FUND

BIF PENNSYLVANIA MUNICIPAL MONEY FUND

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 626-1960

This Statement of Additional Information of BIF Tax-Exempt Fund and each series of BIF Multi-State Municipal Series Trust (collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 27, 2011, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) 626-1960 or by writing to the Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. BIF Tax-Exempt Fund’s audited financial statements and the audited financial statements of Master Tax-Exempt LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to BIF Tax-Exempt Fund’s 2011 Annual Report. The audited financial statements of each series of BIF Multi-State Municipal Series Trust, together with the report of the independent registered public accounting firm, are incorporated by reference to BIF Multi-State Municipal Series Trust’s 2011 Annual Report. You may request a copy of the Annual Reports at no charge by calling (800) 626-1960 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day.

BLACKROCK ADVISORS, LLC — MANAGER

BLACKROCK INVESTMENTS, LLC — DISTRIBUTOR

Fund	Ticker Symbol

BIF Tax-Exempt Fund	CMAXX

BIF Multi-State Municipal Series Trust

BIF Arizona Municipal Money Fund	CAZXX

BIF California Municipal Money Fund	CMLXX

BIF Connecticut Municipal Money Fund	MCOXX

BIF Florida Municipal Money Fund	CFLXX

BIF Massachusetts Municipal Money Fund	CMHXX

BIF Michigan Municipal Money Fund	MICXX

BIF New Jersey Municipal Money Fund	CMJXX

BIF New York Municipal Money Fund	CMYXX

BIF North Carolina Municipal Money Fund	MNCXX

BIF Ohio Municipal Money Fund	MSOXX

BIF Pennsylvania Municipal Money Fund	CPNXX

The date of this Statement of Additional Information is July 27, 2011

PART I: INFORMATION ABOUT BIF TAX-EXEMPT FUND AND BIF MULTI-STATE MUNICIPAL SERIES TRUST

PART II

PART I: INFORMATION ABOUT BIF TAX-EXEMPT FUND AND BIF MULTI-STATE MUNICIPAL SERIES TRUST

Part I of this Statement of Additional Information sets forth information about BIF Tax-Exempt Fund (the “Tax-Exempt Fund”) and BIF Multi-State Municipal Series Trust (the “Multi-State Trust”). The Multi-State Trust consists of BIF Arizona Municipal Money Fund (the “Arizona Fund”), BIF California Municipal Money Fund (the “California Fund”), BIF Connecticut Municipal Money Fund (the “Connecticut Fund”), BIF Florida Municipal Money Fund (the “Florida Fund”), BIF Massachusetts Municipal Money Fund (the “Massachusetts Fund”), BIF Michigan Municipal Money Fund (the “Michigan Fund”), BIF New Jersey Municipal Money Fund (the “New Jersey Fund”), BIF New York Municipal Money Fund (the “New York Fund”), BIF North Carolina Municipal Money Fund (the “North Carolina Fund”), BIF Ohio Municipal Money Fund (the “Ohio Fund”) and BIF Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each a “State Fund” and together, the “State Funds”) (the State Funds and the Tax-Exempt Fund are collectively referred to herein as the “Funds”). This Part I includes information about the Board of Trustees of each of the Tax-Exempt Fund and the Multi-State Trust (each, a “Board”), the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with each Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund.

I.	Investment Objectives and Policies

Set forth on the following pages are descriptions of some of the types of investments and investment strategies that a Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this Statement of Additional Information for further information on these investments and investment strategies. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies to those Funds specifically identified as making each type of investment or using each investment strategy. Information that does not apply to a Fund does not form part of that Fund’s Statement of Additional Information and should not be relied on by investors in that Fund.

Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund’s Statement of Additional Information.

	BIF Arizona	BIF California	BIF Connec- ticut	BIF Florida	BIF Massachu- setts	BIF Michigan	BIF New Jersey	BIF New York	BIF North Carolina	BIF Ohio	BIF Pennsyl- vania	BIF Tax- Exempt
Bank Money Instruments
Commercial Paper and Other Short-Term Obligations	X	X	X	X	X	X	X	X	X	X	X
Foreign Bank Money Instruments
Foreign Short-Term Debt Instruments
Forward Commitments
Investment in Other Investment Companies				X
Municipal Investments	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities — Derivative Products	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Notes	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Commercial Paper	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Lease Obligations	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities — Short-Term Maturity Standards	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities — Quality Standards	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities — Other Factors	X	X	X	X	X	X	X	X	X	X	X	X
Single State Risk	X	X	X	X	X	X	X	X	X	X	X
VRDOs and Participating VRDOs	X	X	X	X	X	X	X	X	X	X	X	X
Purchase of Securities with Fixed Price “Puts”												X

	BIF Arizona	BIF California	BIF Connec- ticut	BIF Florida	BIF Massachu- setts	BIF Michigan	BIF New Jersey	BIF New York	BIF North Carolina	BIF Ohio	BIF Pennsyl- vania	BIF Tax- Exempt
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending
Taxable Money Market Securities	X	X	X	X	X	X	X	X	X	X	X
When-Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X	X	X	X	X

Tax-Exempt Fund

The Tax-Exempt Fund is a tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objectives of the Tax-Exempt Fund are fundamental policies of the Tax-Exempt Fund and may not be changed without the affirmative vote of a majority of the outstanding shares of the Tax-Exempt Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of short-term high quality tax-exempt money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). The Tax-Exempt Fund is classified as a diversified open-end investment company under the Investment Company Act.

The Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a corresponding master fund, the Master Tax-Exempt LLC (the “Master LLC”), which has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Master LLC level. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Master LLC. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Master LLC in which the Tax-Exempt Fund invests.

The Tax-Exempt Fund may invest up to 20% of its assets in certain Municipal Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (including the Federal alternative minimum tax) or invests in securities so that at least 80% of the income that it distributes will be excludable from gross income for Federal income tax purposes (including the Federal alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.

The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Municipal Securities with longer maturities tend to produce higher yields. Interest rates in the short-term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Municipal Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

The Municipal Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes issued generally to finance short-term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short-term maturity and quality standards of the Tax-Exempt Fund. The Tax-Exempt Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Municipal Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Securities and Exchange Commission (the “Commission”) rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long-term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short-term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

State Funds

Each State Fund is a tax-exempt money market fund. The investment objectives of each State Fund are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity. The investment objectives are fundamental policies of each State Fund that may not be changed without the approval of the holders of the relevant State Fund’s outstanding securities. Each State Fund is classified as a non-diversified open-end investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Each State Fund seeks to achieve its objectives by investing in a portfolio of short-term, high quality tax-exempt money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). Each State Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations, certificates of participation, leases or other arrangements with remaining maturities of 397 days (13 months) or less that are issued or entered into by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative products the interest from which is excludable, in the opinion of bond counsel to the issuer, from gross income for both Federal income tax purposes and the designated state’s personal (and where applicable, local) income tax purposes. It is expected that the value of such investments would be exempt from state intangible personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objectives will be achieved.

Under normal circumstances, each State Fund will generally invest at least 80% of its net assets in State Municipal Securities the income on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and which are exempt from income tax and/or intangible personal property tax in the designated state. For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy of each State Fund and may not be changed without the approval of a majority of each Fund’s outstanding shares as defined in the Investment Company Act. Each State Fund may invest up to 20% of its assets in short-term money market securities the interest on which is includable in gross income for Federal tax purposes and/or subject to income tax or to the intangible personal property tax in the designated state.

State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is excludable from gross income, in the opinion of bond counsel to the issuer, for Federal income tax purposes but not for state or, where relevant, local personal income tax purposes and the value of which may be subject to state or local intangible personal property tax.

Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (industrial development bonds under pre-1986 law) (“PABs”) may be subject to a Federal alternative minimum tax. In general, these are bonds that benefit non-governmental entities. The percentage of each State Fund’s net assets invested in PABs will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, that have maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in Municipal Securities other than State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of BlackRock Advisors, LLC (“BlackRock” or the “Manager”), prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated state’s income tax or, where applicable, local income tax and the value of such investments to be subject to state and/or local intangible personal property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as PABs. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail.

Investment in State Fund shares offers several potential benefits. State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

The State Municipal Securities in which State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short-term maturity and quality standards. The dollar-weighted average maturity of each Fund’s portfolio will be 60 days or less and the dollar-weighted average life of each Fund’s portfolio will be 120 days or less.

Certain of the instruments in which State Funds invest, including variable rate demand obligations (“VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”), effectively provide State Funds with economic interests in long-term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Securities and Exchange Commission (the “Commission”) rules, State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or the long-term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as the State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price that adversely affects the State Fund.

II.	Investment Restrictions

Tax-Exempt Fund

The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of Tax-Exempt Fund’s outstanding shares (which for this purpose and under the

Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the following fundamental restrictions shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

The Master LLC has adopted investment restrictions substantially similar to those set forth below. In addition, the Master LLC has adopted certain additional fundamental investment restrictions and certain non-fundamental investment restrictions. The Master LLC’s non-fundamental investment restrictions may be changed by the Master LLC’s Board of Directors without interest holder approval.

Unless otherwise provided, all references below to the assets of the Fund are in terms of current market value.

Under its fundamental investment restrictions, the Tax-Exempt Fund may not:

(1) purchase any securities other than Municipal Securities referred to herein and in the Prospectus;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);

(3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(4) make investments for the purpose of exercising control or management;

(5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(8) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein and under the heading “Municipal Investments — Municipal Securities” in Part II of this Statement of Additional Information;

(9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(10) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);

(11) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

(12) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities;

(13) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

Notwithstanding the provision of fundamental restriction (12), the Tax-Exempt Fund may not invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).

The Master LLC has adopted fundamental investment restrictions that are substantially similar to fundamental investment restrictions (6), (9), (13), (14) and (15) of the Tax-Exempt Fund. Under the following additional fundamental investment restrictions, the Master LLC may not:

(1) borrow money, except that (i) the Master LLC may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Master LLC may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Master LLC may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Master LLC may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Master LLC’s Prospectus and Statement of Additional Information. The Master LLC may not pledge its assets other than to secure such borrowings or to the extent permitted by the Master LLC’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(2) make any investment inconsistent with the Master LLC’s classification as a diversified investment company under the Investment Company Act.

The Master LLC also has adopted non-fundamental investment restrictions, that may be changed by the Master LLC’s Board of Directors without shareholder approval, that are substantively identical to fundamental investment restrictions (1), (2), (3), (4), (5), (7), (8), (10), (11) and (12) of the Tax-Exempt Fund. Under the following additional non-fundamental investment restrictions, the Master LLC may not:

a. write, purchase or sell puts, calls or combinations thereof.

b. subject to its fundamental investment restrictions, the Master LLC may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Master LLC.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

State Funds (except the Florida Fund)

The Multi-State Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under these fundamental investment restrictions, no State Fund may:

(1) purchase any securities other than securities referred to under “Details About the Funds — How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies — State Funds” herein;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3) make investments for the purpose of exercising control or management;

(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies — State Funds” and “Municipal Investments — Municipal Securities” in Part II of this Statement of Additional Information;

(8) make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

(10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

(11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

(12) act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Multi-State Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

Notwithstanding the provisions of fundamental investment restriction (11), no State Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Florida Fund

The Multi-State Trust, on behalf of the Florida Fund, has adopted restrictions and policies relating to the investment of its assets and its activities. Certain of the restrictions are fundamental policies of the Florida Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Multi-State Trust, on behalf of the Florida Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

Set forth below are the Florida Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Florida Fund are in terms of current market value.

Under its fundamental investment restrictions, the Florida Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks and tax-exempt securities issued by states, their political subdivisions, agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

(8) Make investments for the purpose of exercising control or management.

Under its non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the Prospectus or applicable law.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, in the ordinary course of business within seven days at approximately current value, if at the time of acquisition more than 5% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees of the Multi-State Trust has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (2) above, borrow money or pledge its assets, except that the Fund (a) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund, as applicable. Such leveraging or borrowing increases the exposure of the Fund to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowing exceeds 5% of its total assets.

Except with respect to restriction (2), a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

III.	Information on Trustees and Officers

The Board of each of the Tax-Exempt Fund and the Multi-State Trust consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Tax-Exempt Fund or the Multi-State Trust as defined in the Investment Company Act (the “Independent Trustees”). The same individuals serve as Directors of the Master LLC. The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Funds are included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex.

The Board of each of the Tax-Exempt Fund and the Multi-State Trust has overall responsibility for the oversight of the Tax-Exempt Fund and the Multi-State Trust, respectively. The Co-Chairs of each Board are Independent Trustees, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. Each Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. Each Board also has one ad hoc committee, the Joint Product Pricing Committee. The role of the Co-Chairs of each Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of each Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of management of the Tax-Exempt Fund or the Multi-State Trust, as applicable, in executive session or with other service providers to the Tax-Exempt Fund or the Multi-State Trust. Each Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the applicable Board and reports its findings to the Board. Each Board and each standing Committee conduct annual assessments of their oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

Each Board has engaged the Manager to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Manager, other service providers, the operations of each Fund and associated risk in accordance with the provisions of the Investment Company Act, state law, other applicable laws, each of the Tax-Exempt Fund’s and the Multi-State Trust’s charter, and each Fund’s investment objectives and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations, and investment strategies and techniques. Each Board also conducts reviews of the Manager and its role in running the operations of each Fund.

Day-to-day risk management with respect to each Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of each Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. Each Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. Each Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committees (each, an “Audit Committee”) are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Funds’ independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each independent audit of the Funds’ financial statements; (4) review any issues raised by the independent auditors or Fund management regarding the accounting or financial reporting policies and practices of the Funds and the internal controls of the Funds and certain service providers; (5) oversee the performance of (a) each Fund’s internal audit function provided by its investment adviser and (b) the independent auditors; (6) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; and (7) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. Each Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2011, each Audit Committee met five times.

The members of the Governance and Nominating Committees (each, a “Governance Committee”) are Dr. Matina S. Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Tax Exempt Fund or the Multi-State Trust, as applicable, and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Tax Exempt Fund or the Multi-State Trust, as applicable, that include biographical information and set forth the qualifications of the proposed nominee. Each Board has adopted a written charter for the Governance Committee. During the fiscal year ended March 31, 2011, each Governance Committee met five times.

The members of the Compliance Committees (each, a “Compliance Committee”) are Joseph P. Platt (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and the Funds’ third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Tax-Exempt Fund and Multi-State Trust and their service providers and recommend changes or additions to such policies or procedures; (2) review information on and, where appropriate, recommend policies concerning the Tax-Exempt Fund’s and Multi-State Trust’s compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Funds’ Chief Compliance Officer. Each Board has adopted a written charter for the Compliance Committee. During the fiscal year ended March 31, 2011, each Compliance Committee met ten times.

The members of the Performance Oversight and Contract Committees (each, a “Performance Oversight Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice-Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Funds’ investment objectives, policies and practices and the Funds’ investment performance; (2) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (3) review personnel and resources devoted to management of the Funds and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (4) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, Fund mergers or liquidations; (5) request and review information on the nature, extent and quality of services provided to the shareholders; and (6) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended March 31, 2011, each Performance Oversight Committee met five times.

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the ad hoc Joint Product Pricing Committee (the “Product Pricing Committee”) comprised of nine members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. Two independent board members representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. During the fiscal year ended March 31, 2011, the Product Pricing Committee met seven times.

The members of the Executive Committees (each, an “Executive Committee”) are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Richard S. Davis, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board of Trustees; (2) act on such matters as may require urgent action between meetings of the Board of Trustees; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended March 31, 2011, the Executive Committees did not hold a formal meeting.

Each Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). Each Board believes that each of its Independent Trustees satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, each Board has considered a variety of criteria, none of which, in isolation, was controlling. Each Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Tax-Exempt Fund and Multi-State Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the Tax-Exempt Fund’s and Multi-State Trust’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Tax-Exempt Fund and Multi-State Trust and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Boards.

Trustees	Experience, Qualifications and Skills

Independent Trustees

David O. Beim	David O. Beim has served for approximately 13 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. The Boards benefit from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.

Ronald W. Forbes	Ronald W. Forbes has served for more than 30 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. This length of service provides Mr. Forbes with direct knowledge of the operation of the Funds and the business and regulatory issues facing the Funds. He currently serves as professor emeritus at the School of Business at the State University of New York at Albany, and has served as a professor of finance thereof since 1989. Mr. Forbes’ experience as a professor of finance provides valuable background for his service on the boards. Mr. Forbes has also served as a member of the task force on municipal securities markets for Twentieth Century Fund.

Dr. Matina S. Horner	Dr. Matina S. Horner has served for approximately 7 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Boards benefit from her service as executive vice president of Teachers Insurance and Annuity Association and College Retirement Equities Fund. This experience provides Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and non-profit boards.

Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Investment Officer of Temple University for two years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.

Herbert I. London	Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, a world renowned think tank in Washington D.C., since 1997, and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Boards. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. The Boards benefit from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Joseph P. Platt	Joseph P. Platt has served for approximately 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for approximately 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Boards a wealth of practical business experience across a range of industries.

Trustees	Experience, Qualifications and Skills

Toby Rosenblatt	Toby Rosenblatt has served for approximately 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.

Kenneth L. Urish	Kenneth L. Urish has served for approximately 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by each Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Frederick W. Winter	Frederick W. Winter has served for approximately 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Boards benefit from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof since 1997. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.

Interested Trustees

Richard S. Davis	Richard S. Davis’s experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company benefits the Funds by providing them with additional business leadership and experience, while adding the benefit of his diverse knowledge concerning investment management firms. In addition Mr. Davis’s experience as the Chairman of State Street Research Mutual Funds and SSR Realty provides the Funds with a wealth of practical business knowledge and leadership. Mr. Davis’s previous service on and long-standing relationship with the Boards also provide him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.

Henry Gabbay	Henry Gabbay’s many years of experience in finance provide the Boards with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Funds with greater insight into the analysis and evaluation of both their existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the BlackRock Fund Complex provide the Boards with direct knowledge of the operations of the Funds and their investment advisers. Mr. Gabbay’s previous service on and long-standing relationship with the Boards also provide him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.

Biographical Information

Certain biographical and other information relating to the Trustees of the Tax-Exempt Fund and the Multi-State Trust is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and investment portfolios overseen in the BlackRock-advised funds, and any public company and investment company directorships held during the past five years.

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years

Independent Trustees[1]

David O. Beim[3] 55 East 52nd Street New York, NY 10055 1940	Trustee	2007 to present	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years

Ronald W. Forbes[4] 55 East 52nd Street New York, NY 10055 1940	Trustee	1987 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner[5] 55 East 52nd Street New York, NY 10055 1939	Trustee	2007 to present	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson[4] 55 East 52nd Street New York, NY 10055 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	36 RICs consisting of 95 Portfolios	None

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	1994 to present	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt[6] 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt[7] 55 East 52nd Street New York, NY 10055 1938	Trustee	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (pharmaceuticals) (1983-2011)

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years

Kenneth L. Urish[8] 55 East 52nd Street New York, NY 10055 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 95 Portfolios	None

Interested Trustees[1,9]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee of the Tax-Exempt Fund and the Multi-State Trust and President of the Multi-State Trust	2007 to present	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	168 RICs consisting of 288 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	168 RICs consisting of 288 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Boards have approved one-year extensions in the terms of Trustees who turn 72 prior to December 31, 2013.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Boards in 2007, each Independent Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[3]	Chair of the Performance Oversight Committees.
[4]	Co-Chair of the Boards.
[5]	Chair of the Governance Committees.
[6]	Chair of the Compliance Committees.
[7]	Vice-Chair of the Performance Oversight Committees.
[8]	Chair of the Audit Committees.
[9]

Mr. Davis is an “interested person,” as defined in the Investment Company Act, of the Tax-Exempt Fund and the Multi-State Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Tax-Exempt Fund and the Multi-State Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

Certain biographical and other information relating to the officers of the Tax-Exempt Fund and the Multi-State Trust is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any public company and investment company directorships held during the past five years.

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer of the Tax-Exempt Fund and Chief Executive Officer of the Multi-State Trust	2010 to present

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

				70 RICs consisting of 192 Portfolios	None
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.	24 RICs consisting of 76 Portfolios	None
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	2009 to present

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc.

from 2005 to 2008.

				168 RICs consisting of 288 Portfolios	None
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.	24 RICs consisting of 76 Portfolios	None
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.	24 RICs consisting of 76 Portfolios	None
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer and Assistant Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	168 RICs consisting of 288 Portfolios	None
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	168 RICs consisting of 288 Portfolios	None

Name, Address and Year of Birth	Position(s) Held	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years
Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.	168 RICs consisting of 288 Portfolios	None

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	2010 to Present	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.	74 RICs consisting of 410 Portfolios	None

[1]	Officers of the Tax-Exempt Fund and the Multi-State Trust serve at the pleasure of the respective Board.

Share Ownership

As of December 31, 2010, no Trustee owned shares in any Fund except the Massachusetts Fund and the New York Fund. Information relating to each Trustee’s share ownership in these Funds and in all BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2010 is set forth in the tables below.

	Aggregate Dollar Range of Equity Securities		Aggregate Dollar Range of Equity Securities in Supervised Funds
Name	Massachusetts Fund	New York Fund

Interested Trustees:

Richard S. Davis	None	None	Over $100,000

Henry Gabbay	None	None	Over $100,000

Independent Trustees:

David O. Beim	None	None	Over $100,000

Ronald W. Forbes	None	$50,001-$100,000	Over $100,000

Dr. Matina S. Horner	None	None	Over $100,000

Rodney D. Johnson	None	None	Over $100,000

Herbert I. London	None	None	$50,001-$100,000

Cynthia A. Montgomery	$10,001-$50,000	None	Over $100,000

Joseph P. Platt	None	None	Over $100,000

Robert C. Robb, Jr.	None	None	Over $100,000

Toby Rosenblatt	None	None	Over $100,000

Kenneth L. Urish	None	None	Over $100,000

Frederick W. Winter	None	None	Over $100,000

As of June 30, 2011, the Trustees and officers of the Tax-Exempt Fund and the Multi-State Trust as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2010, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities in affiliates of the Manager.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $250,000 per year for his or her services as a Board member to the BlackRock-advised Funds in the Equity-Liquidity Complex, including the Tax-Exempt Fund and the Multi-State Trust, and a $5,000 Board meeting fee to be paid for each in-person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case by case basis), together with out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Boards are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees and Performance Oversight Committees and the Vice-Chair of the Performance Oversight Committees are each paid an additional annual retainer of $25,000. The Chair of the Product Pricing Committee, who oversees funds in the Equity-Bond Complex, is paid an annual retainer of $25,000 that is allocated among all of the non-money market funds in the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. For the year ended December 31, 2010, Messrs. Forbes and Johnson each received additional compensation of $40,000 (allocated among the non-money market funds in the Equity-Liquidity Complex) in recognition of their work on the Product Pricing Committee.

Mr. Gabbay is an interested Trustee of each of the Tax-Exempt Fund and the Multi-State Trust and serves as an interested Board member of the other funds that comprise the Equity-Liquidity, the Equity-Bond and the closed-end BlackRock Fund Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $487,500, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Tax-Exempt Fund and the Multi-State Trust, and (ii) with respect to each of the two open end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case by case basis). Mr. Gabbay will also be reimbursed for out of pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Tax-Exempt Fund and the Multi-State Trust) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board of the Tax-Exempt Fund, the Multi-State Trust or of any other BlackRock-advised Fund may modify the board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

The following table sets forth the compensation paid to the Trustees from the Funds for the fiscal year ended March 31, 2011 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2010.

Fund	Tax- Exempt Fund/ Master LLC[1]	Arizona Fund	California Fund	Connecticut Fund	Florida Fund	Massachu- setts Fund	Michigan Fund	New Jersey Fund	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund	Aggregate Compensa- tion from the Funds and other BlackRock- Advised Funds[2]

Independent Trustees:

David O. Beim[3]	$9,842	$350	$2,636	$827	$449	$636	$487	$1,654	$2,640	$389	$710	$647	$300,000

Ronald C. Forbes[4]	$10,539	$356	$2,808	$868	$462	$663	$503	$1,755	$2,813	$398	$742	$675	$360,000

Dr. Matina S. Horner[5]	$9,842	$350	$2,636	$827	$449	$636	$487	$1,654	$2,640	$389	$710	$647	$300,000

Fund	Tax- Exempt Fund/ Master LLC[1]	Arizona Fund	California Fund	Connecticut Fund	Florida Fund	Massachu- setts Fund	Michigan Fund	New Jersey Fund	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund	Aggregate Compensa- tion from the Funds and other BlackRock- Advised Funds[2]

Rodney D. Johnson[4]	$10,539	$356	$2,808	$868	$462	$663	$503	$1,755	$2,813	$398	$742	$675	$360,000

Herbert I. London	$8,972	$343	$2,420	$776	$432	$603	$467	$1,528	$2,424	$378	$670	$612	$275,000

Cynthia A. Montgomery	$8,972	$343	$2,420	$776	$432	$603	$467	$1,528	$2,424	$378	$670	$612	$275,000

Joseph P. Platt[6]	$9,842	$350	$2,636	$827	$449	$636	$487	$1,654	$2,640	$389	$710	$647	$300,000

Robert C. Robb, Jr.	$8,972	$343	$2,420	$776	$432	$603	$467	$1,528	$2,424	$378	$670	$612	$275,000

Toby Rosenblatt[7]	$9,842	$350	$2,636	$827	$449	$636	$487	$1,654	$2,640	$389	$710	$647	$300,000

Kenneth L. Urish[8]	$9,815	$323	$2,609	$800	$421	$609	$460	$1,627	$2,613	$362	$683	$620	$297,500

Frederick W. Winter	$8,972	$343	$2,420	$776	$432	$603	$467	$1,528	$2,424	$378	$670	$612	$275,000

Interested Trustees:

Richard S. Davis	None	None	None	None	None	None	None	None	None	None	None	None	None

Henry Gabbay	$4,834	$201	$1,342	$438	$247	$349	$262	$837	$1,312	$221	$374	$333	$608,125

[1]	Compensation is paid by the Master LLC. The Trustees do not receive additional compensation from Tax-Exempt Fund.
[2]	For the number of registered investment companies and investment portfolios from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-17.
[3]	Chair of the Performance Oversight Committees.
[4]	Co-Chair of the Boards.
[5]	Chair of the Governance Committees.
[6]	Chair of the Compliance Committees.
[7]	Vice-Chair of the Performance Oversight Committees.
[8]	Chair of the Audit Committees.

IV.	Management and Advisory Arrangements

Management Services for the State Funds. The Multi-State Trust has entered into a separate management agreement on behalf of each State Fund (each a “Management Agreement”) with BlackRock, pursuant to which the Manager receives a monthly fee from the Multi-State Trust, on behalf of each State Fund, at an annual rate calculated as follows:

Portion of average daily net assets:	Rate

Not exceeding $500 million	0.500%

In excess of $500 million but not exceeding $1 billion	0.425%

In excess of $1 billion	0.375%

Set forth below are the total management fees paid by each State Fund to the Manager, pursuant to each Fund’s respective Management Agreement for the past three fiscal years.

	Paid to the Manager			Waived by the Manager[1]
	For the Fiscal Year Ended March 31,			For the Fiscal Year Ended March 31,
Fund	2011	2010	2009	2011	2010	2009

Arizona Fund	$217,044	$519,393	$927,492	$150,555	$210,509	$3,065

California Fund	$5,792,478	$9,106,266	$14,156,971	$2,127,751	$1,427,998	$0

Connecticut Fund	$1,472,024	$2,372,620	$3,152,592	$715,713	$779,892	$0

Florida Fund	$485,408	$865,926	$1,696,057	$303,103	$295,806	$2,743

	Paid to the Manager			Waived by the Manager[1]
	For the Fiscal Year Ended March 31,			For the Fiscal Year Ended March 31,
Fund	2011	2010	2009	2011	2010	2009

Massachusetts Fund	$966,054	$1,506,475	$2,208,869	$478,590	$452,883	$0

Michigan Fund	$614,226	$1,166,983	$1,535,789	$252,102	$384,307	$0

New Jersey Fund	$3,461,877	$5,469,046	$6,868,163	$1,148,461	$636,298	$0

New York Fund	$5,583,050	$9,744,984	$13,672,285	$1,916,549	$2,384,754	$0

North Carolina Fund	$320,845	$708,844	$1,076,533	$194,070	$199,597	$0

Ohio Fund	$1,100,431	$1,947,604	$2,368,639	$455,685	$166,531	$0

Pennsylvania Fund	$993,762	$2,175,057	$3,155,468	$513,940	$737,578	$0

[1]

The Manager and BlackRock Investments, LLC (“BRIL”), each Fund’s distributor, voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain a minimum level of daily net investment income. The Manager and BRIL may discontinue this waiver and/or reimbursement at any time without notice.

Management Services for the Tax-Exempt Fund/Master LLC. The Master LLC has entered into a management agreement with BlackRock, pursuant to which the Manager provides management services to the Master LLC (the “Management Agreement”). The Tax-Exempt Fund invests all of its assets in the Master LLC. Accordingly, the Tax-Exempt Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Master LLC.

Master LLC Management Fee. The Manager receives a monthly fee from the Master LLC at an annual rate calculated as follows:

Portion of average daily value of net assets:	Rate

Not exceeding $500 million	0.250%

In excess of $500 million but not exceeding $1 billion	0.175%

In excess of $1 billion	0.125%

The table below sets forth the total management fees paid by the Master LLC to the Manager, for the past three fiscal years.

Fiscal Year Ended March 31,	Paid to the Manager

2011	$7,318,294

2010	$12,311,653

2009	$15,816,385

Pursuant to the Management Agreements, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, Inc., to perform management services with respect to each Fund and the Master LLC. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreements to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

The Manager has entered into separate sub-advisory agreements (each a “Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BIM”), pursuant to which BIM receives for the services it provides to one or more of the Funds a monthly fee at an annual rate equal to a percentage of the management fee received by the Manager from each applicable Fund.

The table below sets forth information about the total sub-advisory fees paid by the Manager to BIM for the past three fiscal years.

	Paid to BIM
	For the Fiscal Year Ended March 31,
Fund	2011	2010	2009

Master LLC	$4,313,994	$7,265,210	$9,334,394

Arizona Fund	$38,626	$181,513	$545,534

	Paid to BIM
	For the Fiscal Year Ended March 31,
Fund	2011	2010	2009

California Fund	$2,166,476	$4,523,690	$8,356,085

Connecticut Fund	$449,153	$936,763	$1,860,613

Florida Fund	$108,775	$335,853	$1,023,582

Massachusetts Fund	$287,376	$620,555	$1,303,003

Michigan Fund	$215,819	$459,009	$907,690

New Jersey Fund	$1,371,423	$2,843,382	$4,053,221

New York Fund	$2,172,617	$4,329,005	$8,067,097

North Carolina Fund	$75,306	$299,088	$636,750

Ohio Fund	$382,082	$1,048,535	$1,398,255

Pennsylvania Fund	$285,243	$845,316	$1,861,392

BIF Tax-Exempt Fund Administrative Services and Administration Fee. The Tax-Exempt Fund has entered into an administration agreement (the “Administration Agreement”) with BlackRock as administrator (in such capacity, the “Administrator”). For its services to the Tax-Exempt Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Tax-Exempt Fund.

The table below sets forth the total administration fees paid by the Tax-Exempt Fund to the Administrator for the past three fiscal years.

Fiscal Year Ended March 31,	Paid to the Administrator	Waived by the Administrator[1]

2011	$10,758,879	$3,672,027

2010	$20,360,908	$2,167,100

2009	$27,007,942	$0

[1]

The Administrator and BRIL voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Tax-Exempt Fund to maintain a minimum level of daily net investment income. The Administrator and BRIL may discontinue this waiver and/or reimbursement at any time without notice.

Transfer Agency Services

The table below sets forth the fees paid by each Fund to Financial Data Services, Inc., the Funds’ transfer agent (the “Transfer Agent”), an affiliate of the Manager until December 31, 2008, for the period indicated.

For the Fiscal Year Ended March 31,
Fund	2009[1]

Tax-Exempt Fund	$1,196,825

Arizona Fund	$13,014

California Fund	$219,711

Connecticut Fund	$41,289

Florida Fund	$24,521

Massachusetts Fund	$45,394

Michigan Fund	$29,034

New Jersey Fund	$117,824

New York Fund	$258,386

North Carolina Fund	$23,071

Ohio Fund	$44,105

Pennsylvania Fund	$61,505

[1]	For the period April 1, 2008 to December 31, 2008 (when the Transfer Agent ceased to be an affiliate of the Manager).

Accounting Services

The table below shows the amounts paid by the Master LLC and each State Fund to State Street Bank and Trust Company (“State Street”) and the Manager for accounting services for the past three fiscal years.

	Paid to State Street			Paid to the Manager
	For the Fiscal Year Ended March 31,			For the Fiscal Year Ended March 31,
Fund	2011	2010	2009	2011	2010	2009

Master LLC[1]	$267,621	$726,607	$885,209	$87,203	$188,962	$205,886

Arizona Fund	$9,144	$43,675	$51,445	$712	$2,151	$3,320

California Fund	$91,986	$274,002	$340,514	$23,213	$42,901	$62,412

Connecticut Fund	$24,235	$100,040	$119,085	$5,129	$9,753	$11,443

Florida Fund	$14,526	$52,167	$72,358	$1,670	$3,488	$5,815

Massachusetts Fund	$18,127	$73,559	$89,468	$3,562	$6,050	$7,737

Michigan Fund	$15,785	$60,806	$69,017	$1,964	$4,828	$5,356

New Jersey Fund	$57,642	$199,261	$226,648	$12,871	$25,660	$28,125

New York Fund	$88,945	$286,088	$333,067	$21,646	$48,724	$60,060

North Carolina Fund	$10,396	$50,263	$55,304	$1,031	$3,003	$3,728

Ohio Fund	$20,318	$86,169	$93,315	$4,036	$8,130	$8,246

Pennsylvania Fund	$22,133	$94,458	$119,917	$3,187	$9,086	$11,536

[1]	For providing services to the Master LLC and each feeder fund which invests in the Master LLC.

V.	Distribution Related Expenses

BlackRock Investments, LLC (previously defined as “BRIL”), an affiliate of the Manager, acts as each Fund’s distributor.

Each Fund has adopted a Unified Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act (the “Distribution Plan”). The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by BRIL that are covered by the Management Agreements (see “Management and Advisory Arrangements”). The Trustees believe that each Fund’s expenditures under the Distribution Plan benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid to BRIL pursuant to the Distribution Plan for the fiscal year ended March 31, 2011. All of such amounts were allocated to BRIL’s personnel and to related administrative costs.

Fund	Paid to BRIL	Waived by BRIL[1]

Tax-Exempt Fund	$5,365,476	$5,359,823

Arizona Fund	$51,146	$51,146

California Fund	$1,552,469	$1,552,469

Connecticut Fund	$367,005	$367,005

Florida Fund	$116,018	$116,018

Massachusetts Fund	$240,325	$240,325

Michigan Fund	$138,953	$138,953

New Jersey Fund	$873,317	$873,317

New York Fund	$1,534,639	$1,534,639

North Carolina Fund	$79,558	$79,558

Ohio Fund	$268,666	$268,666

Pennsylvania Fund	$223,686	$223,686

[1]

The Manager and BRIL voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain a minimum level of daily net investment income. The Manager and BRIL may discontinue this waiver and/or reimbursement at any time without notice.

VI.	Yield Information

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. Set forth below is the seven day yield for each Fund as of March 31, 2011.

Fund	Seven-Day Period Ended March 31, 2011

Tax-Exempt Fund	0.04%

Arizona Fund	0.00%

California Fund	0.04%

Connecticut Fund	0.00%

Florida Fund	0.00%

Massachusetts Fund	0.00%

Michigan Fund	0.00%

New Jersey Fund	0.04%

New York Fund	0.00%

North Carolina Fund	0.00%

Ohio Fund	0.04%

Pennsylvania Fund	0.00%

VII.	Computation of Offering Price Per Share

The offering price for a share of a Fund is computed by dividing the value of net assets of a Fund by the number of shares outstanding for that Fund. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in this Statement of Additional Information.

VIII.	Portfolio Transactions

See “Portfolio Transactions” in Part II of this Statement of Additional Information for further information.

The Commission has issued an exemptive order permitting the Master LLC and each State Fund to conduct principal transactions with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) in short-term tax-exempt securities. Effective December 31, 2008, MLPF&S ceased being an affiliate of the Master LLC and the State Funds, and therefore, the Master LLC and the State Funds no longer rely on such exemptive order.

The number and aggregate amount of principal transactions engaged in by the Master LLC and each State Fund pursuant to this exemptive order are set forth in the following table for the period through December 31, 2008 during which the Master LLC and the State Funds were relying on the order:

	For the Year Ended March 31,
	2009[1]
Fund	Number of Transactions	Aggregate Amount (in millions)

Master LLC	11	$239.2

Arizona Fund	0	$0.0

California Fund	0	$0.0

Connecticut Fund	0	$0.0

Florida Fund	0	$0.0

Massachusetts Fund	1	$5.0

Michigan Fund	3	$16.9

	For the Year Ended March 31,
	2009[1]
Fund	Number of Transactions	Aggregate Amount (in millions)

New Jersey Fund	0	$0.0

New York Fund	0	$0.0

North Carolina Fund	0	$0.0

Ohio Fund	0	$0.0

Pennsylvania Fund	0	$0.0

[1]	For the period April 1, 2008 to December 31, 2008 (date on which the Master LLC and each State Fund ceased to rely on the exemptive order).

The Master LLC and each State Fund held no securities of their regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) as of March 31, 2011.

IX.	Additional Information

Description of Multi-State Trust and State Fund Shares

The Multi-State Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Multi-State Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only series of the Multi-State Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Multi-State Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series.

The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Multi-State Trust generally. The shares of each series, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Multi-State Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Multi-State Trust.

Description of Master LLC and Tax-Exempt Fund Shares

The Tax-Exempt Fund is a “feeder” fund that invests in a corresponding “master” fund, the Master LLC. Investors in the Tax-Exempt Fund have an indirect interest in the Master LLC. The Master LLC accepts investments from other feeder funds, and all of the feeder funds of the Master LLC bear the Master LLC’s expenses in proportion to their assets. This structure permits the pooling of assets of two or more feeder funds in the Master LLC in an effort to achieve potential economies of scale and efficiencies in portfolio management while preserving separate identities, management, pricing structures, and/or distribution channels at the feeder fund level. If the Master LLC has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Master LLC from different feeder funds may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Master LLC on more attractive terms, or could experience better performance, than another feeder fund.

The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the Tax-Exempt Fund with each other share. Upon liquidation of the Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of the Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of the Tax-Exempt Fund. Shares of the Tax-Exempt Fund are fully paid and non-assessable by the Tax-Exempt Fund.

Effective June 15, 2007 the Master LLC is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust. Whenever the Tax-Exempt Fund is requested to vote on any matter relating to the Master LLC, the Tax-Exempt Fund will hold a meeting of its shareholders and will cast its vote as instructed by the Tax-Exempt Fund’s shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Master LLC. The Tax-Exempt Fund may withdraw from the Master LLC at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Tax-Exempt Fund’s assets directly.

Principal Shareholders

To the knowledge of the Tax-Exempt Fund and the State Funds, the following entities owned beneficially or of record 5% or more of the Tax-Exempt Fund’s shares and the State Funds’ shares as of June 30, 2011:

Name	Address	Percentage

Tax-Exempt Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	99.99%

Arizona Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	94.62%

California Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	97.09%

Connecticut Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100.00%

Florida Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	99.88%

Massachusetts Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	99.90%

Michigan Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	97.38%

North Carolina Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	100.00%

New Jersey Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	94.58%

New York Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	96.13%

Name	Address	Percentage

Ohio Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	95.57%

Pennsylvania Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated[1]	4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	76.38%

[1]	Record holder that does not beneficially own the shares.

X.	State Fund Tax Summaries

Arizona. Exempt-interest dividends from Arizona Fund will not be subject to Arizona personal income tax for shareholders that are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona municipal securities. To the extent that Arizona Fund’s distributions are derived from (i) interest on its taxable investments, or (ii) capital gains, such distributions or portions of the distributions may be considered ordinary income for purposes of Arizona’s personal income tax.

The State of Arizona, itself, has no general obligation debt. The Arizona Department of Transportation, the Arizona Board of Regents, the Arizona Power Authority, the Water Infrastructure Authority of Arizona and the Arizona School Facilities Board are each authorized to issue revenue bonds for their respective purposes. In addition, Arizona has financed certain capital improvements, equipment and working capital expenditures through the execution and sale of certificates of participation, which represent undivided proportionate interests in agreements that are subject to annual appropriations by the Arizona legislature. Arizona’s current economic problems heighten the risk of investing in bonds and certificates issued by Arizona and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default or a downgrade of the issuer rating.

California. So long as, at the close of each quarter of California Fund’s taxable year, at least 50% of the value of California Fund’s total assets consists of California municipal securities, exempt-interest dividends (i) paid by California Fund in an amount not exceeding the interest received on such California municipal securities during California Fund’s taxable year, and (ii) designated by California Fund as exempt-interest dividends (in a written notice mailed to California Fund’s shareholders not later than 60 days after the close of California Fund’s taxable year) will be treated as an item of interest excludable from the income of California resident individuals for purposes of the California personal income tax. Exempt-interest dividends paid to a corporate shareholder subject to California corporate franchise tax will be taxable as ordinary income for purposes of such tax. Dividends and distributions of taxable income and capital gains will be taxed at ordinary income tax rates for California state income tax purposes. Moreover, to the extent that California Fund’s dividends are derived from interest on debt obligations other than California municipal securities, such dividends will be subject to California personal income tax, even though all or a portion of such dividends may be exempt for Federal income tax purposes. Interest on indebtedness incurred or continued by a shareholder of California Fund to purchase or carry shares of California Fund generally will not be deductible for California personal income tax purposes.

Connecticut. Dividends paid by Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Florida. Dividends paid by Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. Florida no longer imposes an annual tax on intangible personal property. Thus, Florida residents will not receive any state tax benefits from investing in Florida Fund.

Massachusetts. Under existing Massachusetts law, as long as Massachusetts Fund qualifies as a separate RIC under the Code, (i) Massachusetts Fund will not be subject to the Massachusetts corporate excise tax and (ii) shareholders of Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by Massachusetts Fund that is properly identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, (b) dividends attributable to interest received by Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation or (c) capital gain dividends attributable to gain from certain Massachusetts municipal securities that are specifically exempt by statute (collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.

Any capital gain dividends paid by Massachusetts Fund (except to the extent attributable to capital gains on certain Massachusetts municipal securities that are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rate on long-term capital gains, including capital gain dividends paid by the Fund, is the same rate applicable to ordinary income. Short-term capital gains are taxed at a higher rate.

In the case of any corporation subject to the Massachusetts corporate excise tax, all distributions received from Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in Massachusetts gross income and taxed accordingly. Distributions received directly or indirectly from any of the Funds will not be eligible for the dividends-received deduction for Massachusetts corporate taxpayers. Interest on indebtedness incurred or continued to purchase or carry Fund shares generally will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Under existing Michigan law, Michigan shareholders who are subject to the Michigan personal income tax will not be subject to the Michigan income tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan municipal securities. To the extent the distributions from Michigan Fund are attributable to sources other than interest on Michigan municipal securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax.

The intangibles tax was totally repealed effective January 1, 1998. The personal income tax rate is 4.35 percent. Beginning January 1, 2013, the tax rate is scheduled to decrease to 4.25 percent. The single business tax was repealed for tax years beginning after December 31, 2007, and replaced with the Michigan Business Tax (“MBT”) beginning in 2008. The MBT, in general, has two weighted components: one at 0.8 percent times adjusted gross receipts and the second at 4.95 percent times net profits. There are two additional components for insurance companies and financial institutions. The MBT also has a surcharge of 21.99 percent of a taxpayer’s liability before any credits. The MBT has provisions that should exclude exempt-interest dividends to the extent attributable to interest on Michigan municipal securities and on obligations of the United States.

The MBT is repealed as of January 1, 2013, and replaced by a new corporate income tax (“MCT”). The MCT has a 6 percent rate with income apportioned to Michigan based on sales. Corporations with apportioned sales of less than $350,000 will be exempt. There are also small business credits for corporations with less than $20 million in gross receipts and income less than $1.3 million. As the MCT is computed similarly to the MBT, it should exclude exempt-interest dividends to the extent attributable to interest on Michigan municipal securities and on obligations of the United States.

Shareholders should consult with their tax adviser with respect to the tax treatment under Michigan law of gains or losses on dispositions of Michigan municipal securities by the Fund, or dispositions of shares of the Fund by the holders thereof, and with respect to the effect that holding shares of the Fund or receiving interest or dividends from the Fund may have on liabilities under the MBT, the MCT and under Michigan taxes other than state and local income taxes.

New Jersey. If New Jersey Fund qualifies as a “Qualified Investment Fund,” its distributions that are derived from interest or gains on New Jersey municipal securities will be exempt from New Jersey personal income tax. In order to be a Qualified Investment Fund and pass through tax-exempt interest for New Jersey personal income tax purposes, New Jersey statutes require New Jersey Fund, among other requirements, to maintain not less than 80% of the aggregate principal amount of its investments invested in New Jersey municipal securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, cash and cash items (including receivables), financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexed related thereto to the extent such instruments are authorized by section 851(b) of the Code are excluded from the principal amount of New Jersey Fund’s investments. New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event New Jersey Fund does not so comply, distributions by New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, a 1997 tax court decision held that regardless of whether New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in New Jersey Fund, including, in particular, corporate investors, should consult their tax advisers with respect to the application of such taxes to an investment in New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as New Jersey Fund, will pay a small minimum tax. New Jersey Fund may be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

New York. The portion of exempt-interest dividends equal to the portion which New York Fund’s interest on New York municipal securities bears to all of New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of New York Fund’s tax-exempt interest that is not derived from New York municipal securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of New York Fund will not be exempt from New York State corporate franchise and New York City corporation general tax.

North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina municipal securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio. To the extent that Ohio Fund’s distributions are derived from Ohio public obligations, or the interest thereon or the transfer, and any profit made on the sale, exchange or other disposition of Ohio public obligations, said distributions are exempt from taxes levied by the State of Ohio and its subdivisions (which exclusion includes, without limitation, Ohio personal income tax and net income base used in calculating the Ohio corporate franchise tax and taxable gross receipts for purposes of the Ohio commercial activity tax), irrespective of the treatment of such distributions for Federal income tax purposes. To the extent that Ohio Fund’s distributions are derived from interest on its non-Ohio public obligations or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses on non-Ohio public obligations, such distributions are considered ordinary income for Federal income tax purposes and are therefore subject to the Ohio personal income tax and the Ohio corporate franchise tax. Similarly, subject to certain exceptions, distributions on non-Ohio public obligations, if any, of net long-term capital gains which are income for Federal income tax purposes are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania. Distributions from Pennsylvania Fund that are derived from interest on obligations of the Commonwealth of Pennsylvania and its political subdivisions, from direct obligations of the United States, or from certain qualifying obligations of United States territories and possessions, (collectively “Pennsylvania State-Specific Obligations”) will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State-Specific Obligations will be taxable for Pennsylvania personal income tax purposes. Distributions derived from interest on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), or on repurchase agreements collateralized by U.S. Government securities, are not exempt from the Pennsylvania personal income tax.

In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State-Specific Obligations or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in Pennsylvania Fund by a corporate shareholder should qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of Pennsylvania Fund comprise investments in Pennsylvania and/or U.S. Government securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends attributable to Pennsylvania State-Specific Obligations are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

This discussion does not address the extent, if any, to which shares of Pennsylvania Fund, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above.

Under prior Pennsylvania law, in order for Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, Pennsylvania Fund continues to be governed by such investment policies.

The foregoing is a general and abbreviated summary of the tax laws as presently in effect. Shareholders of Pennsylvania Fund subject to income taxation by states other than Pennsylvania will realize a lower after-tax rate of return since the dividends distributed by Pennsylvania Fund will not generally be exempt, to any significant degree, from income taxation by such other states. For the complete provisions, reference should be made to the applicable state laws. The state laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of Pennsylvania Fund should consult their tax advisers about other state and local tax consequences of their investment in the Pennsylvania Fund.

XI.	Financial Statements

The Tax-Exempt Fund’s audited financial statements and the audited financial statements of the Master LLC, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to the Tax-Exempt Fund’s 2011 Annual Report. Each State Fund’s audited financial statements, together with the report of the independent registered public accounting firm, are incorporated by reference to the Multi-State Trust’s 2011 Annual Report. You may request a copy of the Annual Reports at no charge by calling (800) 626-1960 between 8:30 a.m. and 6:00 p.m. Eastern time on any business day.

APPENDIX 1

Economic and Financial Conditions in Arizona

The following information is a brief summary of factors affecting the economy of the State of Arizona (the “State” or “Arizona”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of State and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Multi-State Trust has not independently verified this information.

Demographic Information

Among the 50 states, Arizona is the sixth largest state and ranked fourteenth in population. The 2010 Census reported the population of Arizona was 6,392,017, which was a population increase of 24.6% since 2000.

Arizona is divided into fifteen counties. Two of these counties, Maricopa County and Pima County, are more urban in nature. Located within Maricopa County is the greater Phoenix metropolitan area, which accounts for 60% of the State’s population. Maricopa County consists of the City of Phoenix, the sixth most populated city in the United States, and the surrounding cities including Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, Arizona’s second most populous city.

Based on a recent report by a nonprofit public policy organization, the economy in the Phoenix and Tucson metropolitan areas ranked in the bottom fifth of the nation’s top 100 metropolitan areas in the first quarter of 2011. That report was based on four indicators: changes in the number of jobs, unemployment rate, economic output (gross metropolitan product) and housing prices. After analyzing economies in the metro areas, that organization concluded that the nation’s recovery continues to be “uneven and unsure” with sluggish job growth, high unemployment rates, housing prices that hit new lows in all 100 metros and government layoffs that are making things worse. Not surprisingly, the Phoenix and Tucson metropolitan area’s ratings were dragged down by their weak housing market.

Arizona Financial Information

The monies of the State are segregated into the general fund (the “General Fund”) and various other funds, including special, agency and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation or funding measures enacted by the Arizona legislature and approved by the governor, as well as appropriations pursuant to various voter initiatives.

The State receives revenues from taxes, fees and other sources, the most significant of which are the transaction privilege (sales) tax, the personal income tax and the corporate income tax. The State expends money on a variety of programs and services. Significant elements of State expenditures include education (both kindergarten though twelfth grade (“K-12”) and higher education), health and human services, correctional programs, transportation and debt service.

Since the start of the recession in December 2007, the State, along with the rest of the United States, has experienced significant economic distress. As a result of continuing weakness in Arizona’s economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. During fiscal year 2010, net assets decreased by roughly $181 million. This decrease was primarily attributed to decreases in earned general tax revenues, coupled with increases in the costs of services for the State’s governmental activities.

Approximately 90.0% of the State’s General Fund revenues and transfers were derived from sales and use taxes, personal income taxes and corporate income taxes. A temporary 1-cent increase in the sales and use tax was approved by voters at a May 2010 special election. The increase became effective June 1, 2010 and expires May 31, 2013. The tax is estimated to generate $918,000,000 for the General Fund in fiscal year 2011. In later fiscal years, the tax is forecast to generate $968,000,000 in fiscal year 2012 and $1,060,000,000 in fiscal year 2013.

Overall, since their peak in fiscal year 2007, State revenues have fallen significantly. The recession has significantly contributed to the decline in State revenues, but the collections have also been reduced by a series of recent tax cuts in personal and corporate income taxes. The combined effects of the economic downtown and recent tax reductions have had a dramatic effect on the General Fund. After a three-year period of extraordinary growth, General Fund revenues have declined for three consecutive years. For fiscal year 2011, General Fund revenues are projected to be 34% less than the State’s revenue “high water mark” reached in fiscal year 2007.

The sharp drop in revenues over the current and last two fiscal years has also resulted in a significant depletion of cash resources to pay the State’s ongoing operating expenditures. To meet its daily cash operating needs, the State Treasurer has had to issue warrant notes, effectively financing the State’s cash operating needs. In addition, the State has outstanding approximately $2.7 billion principal amount of certain lease-purchase obligations and that are payable from the State’s General Fund.

Several key elements of the economy have led to the decreased general tax revenues, and increased health and welfare costs during the last several fiscal years. Since the bursting of the housing bubble and ensuing financial crisis, Arizona has experienced a significant economic decline including job losses, home price devaluation, and rising home mortgage foreclosures. Compounding the effects of the housing collapse and the resulting downturn in Arizona’s economy is the use of income by businesses and consumers to reduce debt, instead of purchasing goods or services. Stagnant wages and the fear of unemployment have also resulted in constrained spending and increased savings by consumers.

Some of the negative economic indicators have been offset by a $1.4 billion increase in operating grant and contribution revenues. These revenues partially consisted of Federal stimulus funds through the American Recovery and Reinvestment Act of 2009. Moreover, the increased demand for State services during a recession is reflected in enrollment growth in the Arizona Health Care Cost Containment System (“AHCCCS”), the State’s Medicaid agency. In the three and half years since the beginning of the budget crisis, the AHCCCS has eliminated all State–only programs, seen its core administration cut by over 20%, and taken painful cuts in many program areas. At the same time, its capitated population has grown by 46%. At the core of the State’s deficit is the explosive grown in Medicad spending which has soared by almost 65% and consumes 29% of the budget.

These spending increases are enhanced by the State’s structural deficit, decreasing tax base and voter and Federal controlled mandates on spending at the State level.

However, beginning in fiscal year fiscal year 2011, positive trends were developing. The unemployment rate has been trending down ever since it peaked at 10.4% in December 2009 and, as of June of 2011, has decreased to 9.1%. As of May 2011, fiscal year 2011 General Fund revenues were $6.66 billion, or 9.2% above fiscal year 2010, without the 1-cent sales tax. April General Fund collections were $86.1 million above the January budget forecast. Year-to-date, revenues are $194.6 million above the January forecast.

While improvements in Arizona’s economy are beginning to appear, a number of other factors could still have a significant influence on the overall financial status of State in the fiscal year 2012 and future years, including: (i) the outcome of the state’s Medicaid waiver request, (ii) the accuracy of the entitlement spending projections, and (iii) national economic issues. In addition, the state will also need to address the expiration of the 1-cent sales tax at the end of fiscal year 2013.

Arizona Budgets

In January 2011, the governor released her budget proposals for fiscal years 2012 and 2013, which attempt to address a projected fiscal year 2011 budget deficit of $763.6 million and fiscal year 2012 budget deficit of

$1.15 billion. The governor has proposed filling approximately $541 million of this shortfall with a rollback of Medicaid coverage. Decreasing the state’s obligation to provide Medicaid coverage to certain individuals requires a waiver from the Federal government from complying with provisions of the new national health care law. Approval of the waiver is beyond the control of State government and is uncertain in the current political environment.

The State’s financial projections continue to be based on a number of assumptions which may not be realized, and further budgetary actions will be needed to maintain a positive balance for the State’s General Fund in future fiscal years.

There can be no assurances that the fiscal stress and cash pressures currently facing the State will not continue or become more difficult, or that future declines in State tax receipts or other impacts of the current economic recession will not further materially adversely affect the financial condition of the State.

Future Budgets Deficits for Arizona

The Arizona governor’s Office of Strategic Planning and Budgeting has projected that, using expenditure obligations under existing law and various assumptions concerning revenues in future years, the State would, in the absence of taking additional steps to balance its budget, face an “operating deficit” (expenditures exceeding revenues in the same fiscal year) of $880 million in fiscal year 2012, $653 million in fiscal year 2013, $1.7 billion in fiscal year 2014 and $1.5 billion in fiscal year 2015.

Factors Impacting Arizona Budgets

Before the current recession started, the State, via legislation, judicial mandate and voter initiatives, embarked on several costly programs and initiatives without identifying ways to pay for them. Examples of these initiatives include the following:

•

Property tax reform has gradually reduced the local property tax for schools from a 1998 level of $4.40 per $100 of assessed valuation to a 2010 level of $2.74 per $100 and shifted the funding requirement to the General Fund. This local property tax reduction is estimated to have cost the State approximately $700 million in fiscal year 2010.

•	Court-ordered mandates to build and maintain public school facilities have not been accompanied by adequate funding sources.

•

Maintenance for all existing schools represents another major State obligation. The formula used to calculate funding requirements for maintenance indicates that annual funding should be over $230 million. However this obligation has not been funded since fiscal year 2009, which could expose the State to additional litigation.

•

A voter initiative to expand AHCCCS eligibility imposed on the State health care responsibility for a population of low income individuals that has grown to 325,600. The current yearly cost for the expansion has similarly grown to nearly $800 million in State funds (excluding the impact of enhanced American Recovery and Reinvestment Act (“ARRA”) funding), which has provided an estimated $2.9 billion in spending relief to the General Fund from fiscal year 2009 through fiscal year 2011. The AHCCCS expansion strained the State’s resources when the economy was strong and demand for services was relatively low; when the recession hit, job losses expanded the AHCCCS population further, creating a discordant convergence of high demand for services and shrinking capacity to meet that demand.

Arizona Budget Constraints

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have made it more difficult for the State to raise taxes, restrict the use of the General Fund or special fund revenues, or otherwise limit the Arizona legislature and the governor’s discretion in enacting budgets. In fiscal year 2011, approximately 74% of the State’s General Fund is protected from legislative budget reductions due to voter initiative and Federal expenditure requirements.

In the event the State desires to increase the tax and fee revenues deposited in the General Fund, the State Constitution requires that any legislation that provides for a net increase in State revenues requires the affirmative vote of two-thirds of the members of each house of the Arizona legislature. If the legislation receives the necessary two-thirds votes, the legislation will become effective immediately upon the signature of the governor. If the governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Arizona legislature. This constitutional requirement applies to legislation that would provide for a net increase in State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax-exemption feature in computing tax liability, (4) an increase in a statutorily prescribed State fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption from a statutorily prescribed State fee or assessment, (7) a change in the allocation among the State, counties or cities of Arizona of transaction privilege, severance, jet fuel and use, rental occupancy or other taxes, or (8) any combination of the foregoing. This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the Arizona legislature. In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a State officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.

In addition, in 1998, the voters approved the Voter Protection Act (Proposition 105), which limits the Arizona legislature’s ability to change the provisions of voter-approved programs and forces the State to continue spending for those same programs without any consideration of current budget problems. In the current situation, Proposition 105 effectively bars the Arizona legislature from modifying voter-approved revenues or spending on portions of AHCCCS, K-12 education, and the First Things First preschool program. The Arizona legislature, through legislatively-referred initiatives has attempted, without success to remove and defeat certain of these initiatives.

Moreover, the acceptance of ARRA funding imposed conditions that the State must follow. Most notably, the State agreed to maintain spending for K-12, community college and universities at the fiscal year 2006 levels through the end of fiscal year 2011 and maintain AHCCCS eligibility criteria as of the date of ARRA’s enactment through December 2010, notwithstanding the fact that, since the enactment date, Arizona’s AHCCCS enrollment has grown by 188,500 Arizonans. Therefore, as long as the State accepts AHCCCS-related ARRA funds, the State cannot reduce AHCCCS eligibility. As a result of these ARRA “maintenance of effort” requirements, approximately $6.8 billion, two-thirds of the State’s $9.9 billion “continuing service” budget for fiscal year 2011, is federally protected from spending reductions.

Finally, Article IX, Section 17 of the Arizona Constitution imposes a limit on the amount of State revenues that the Arizona legislature may appropriate for a fiscal year to a percentage of Arizona personal income. The Constitutional provision also defines the type of State revenues that are subject to the appropriations limit, which include taxes, university collections, licenses, fees and permits. Certain revenues are excluded from the limitation, including interest and dividends, sales for services and rentals, Federal grants and funding, donations and gifts, and amounts received in trust.

Arizona Ratings

As of February 1, 2011, Arizona held long-term issuer credit ratings of “A+” from Standard & Poor’s with a negative outlook and “Aa3” from Moody’s Investors Service, Inc. with a negative outlook. A decrease in the State’s credit rating could impact the market price of certain investments and securities in the Fund.

Arizona Retirement Plans

Substantially all permanent employees of the State are required to be members of an authorized retirement program. Eligible classified staff belong to the Arizona Retirement System. A description of the various retirement programs is available on the Arizona State Retirement System website referenced below. The Arizona State Retirement System is a cost-sharing, multiple-employer defined benefit plan in which the State and its employees participates. The Arizona State Retirement System has reported increases in its unfunded liabilities. The most recent actuarial valuation for the System may be accessed at: https://www.azasrs.gov/web/AnnualActuarialValuations.do.

Pursuant to legislation signed into law by the governor of the State on April 6, 2011, beginning July 1, 2011, employees are required to pay 53% of the contributions to the Arizona State Retirement System and employers are required to pay 47% of the contributions. This means a contribution rate increase from 9.6 percent to 10.5 percent for all employees. It is the first time since the creation of the Arizona State Retirement System in 1953 that the Arizona State Retirement System is charging a double-digit contribution rate.

Concluding Statement

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds or certificates and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds or certificates, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds or certificates, the market value or marketability of such obligations or the ability of the respective issuers of such obligations acquired by the Fund to pay interest on or principal of such obligations.

APPENDIX 2

Economic and Financial Conditions in California

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions.

The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Multi-State Trust nor its legal counsel has independently verified this information.

Overview

The United States economy plunged into a deep recession that began in December 2007 and ended in June 2009 combined with a severe financial crisis in 2008 and early 2009. The State, like the rest of the nation, has been slowly emerging from this recession, the most significant economic downturn since the Great Depression. According to the State Department of Finance (the “Department of Finance”), after ending 2010 with some momentum, positive economic signs for the State continued in the early months of 2011. State Labor market conditions improved, based on job growth and a declining unemployment rate. However, the State’s unemployment rate, at 11.8 percent in June 2011, is 2.5 percent higher than the national average and the State’s job total remains approximately 1.2 million below its peak total in July 2007. Furthermore, weak housing markets and depressed construction activity continue to dampen economic growth within the State.

In addition to a slow recovery from the recent recession, California continues to face serious budgetary problems as a result of continuing structural imbalance between State revenues and expenditures. The decline in the General Fund of the State Treasury (the “General Fund”) revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, has contributed to the continued deficits. However, the use of temporary or one-time measures and flawed assumptions have also exacerbated the State’s budget problems.

On June 30, 2011, the Governor of the State (the “Governor”) signed the State budget for fiscal year 2011-12 (the “2011-12 Budget Act”), which attempts to close a $26.6 billion budget gap in fiscal year 2011-12 and address the State’s long-term structural budget deficit. In order to close the budget gap and leave an ending reserve of $543.0 million at June 30, 2012, the 2011-12 Budget Act reduces expenditures by $15.0 billion, targets revenue increases of $0.9 billion and other solutions of $2.9 billion. The remaining $8.3 billion in changes stem from the improvement in the State’s revenue outlook. See “2011-12 Budget Act” below.

Expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. These pressures will continue in view of the current State budget shortfall and reductions in State aid adopted as part of recent State budget solutions, particularly for schools and social services. Furthermore, local tax revenues, especially property taxes and sales taxes, have declined in many jurisdictions. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions. One city, Vallejo, in Solano County, entered bankruptcy under Chapter 9 of the Federal Bankruptcy Code and there can be no assurance other cities or counties may not follow suit.

There can be no assurances that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the State and its localities. The Department of Finance has projected that multi-billion dollar budget gaps will occur annually through at least fiscal year 2014-15.

Economic Factors

California is by far the most populous state in the nation, almost 50 percent larger than the second-ranked state according to the 2010 U.S. Census. The State’s estimated population of about 37.3 million represented over 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

California’s job market remains the weakest it has been in decades. The State’s unemployment rate increased from 6.1 percent at the start of 2008 to a high of 12.5 percent in the last four months of 2010. The State’s unemployment rate was 11.8 percent for June 2011. However, in comparison, the United States unemployment rate for June 2011 was 9.2 percent.

According to the Department of Finance, State personal income increased in 2010 by nearly 2.5 percent from the previous year, as compared to the 5.6 percent average annual growth rate from 1988 to 2008. State personal income declined by 2.8 percent in 2009 from the previous year due to the large toll of lost jobs during the recent recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. The decline in personal income the first quarter of 2009, 1.8 percent, was the largest in 40 years.

In 2010, taxable sales were up nearly 5 percent from the previous year, but were still down over 7 percent from the peak reached in 2007. In 2009, taxable sales were down nearly 15 percent from the prior year and down nearly 20 percent from the peak reached in 2007.

The total assessed valuation of property in the State was 2.4 percent lower at the commencement of fiscal year 2009-10 than it was in the commencement of the prior fiscal year and 1.8 percent lower again at the commencement of fiscal year 2010-11. These are the only year-to-year declines in the Statewide property tax values since the State began keeping records in 1933.

According to the Department of Finance, home building and real estate markets continue to be a major source of economic weakness for the State. The Statewide median price for existing single-family homes increased more than 10 percent from 2009 to 2010, bringing the average median price to approximately $302,900. However, this median price is still significantly lower than the 2007 annual median price of $560,270. In 2010, the State had the fourth highest rate of foreclosure in the United States, with foreclosure filings at nearly twice the national rate. Furthermore, additional foreclosures in the State may result from the resetting of adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode and the expiration of the mortgage foreclosure relief program. The impact of the resetting may be mitigated by the fact that the resets are spread out over multiple years and may be further mitigated if mortgage interest rates remain low.

Home building permitting, which suffered a long, steady decline from 2006 through 2009, was up 22.5 percent in 2010 as compared to 2009. Despite this gain, the overall level of residential construction activity was nearly 80 percent lower in 2010 than the peak output reached in 2004. Home building has slowed in the first four months of 2011 following a surge at the end of 2010 to avoid the imposition of new building codes effective in 2011.

Nonresidential construction permitting was up 1.3 percent in 2010 as compared with 2009. Nevertheless, nonresidential building activity has fluctuated within a relatively narrow (and low) range since the beginning of 2009.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on voter approval requirements under Article XIIIA, see “— Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “— Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amends provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This new requirement eliminates the current practices that allows, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote if Proposition 26 were in place, will be repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the Federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.

With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimates the State was $25.7 billion under the limit in fiscal year 2009-10 and will be $17.6 billion under its limit in fiscal year 2010-11.

Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.

Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of June 1, 2011, the State had approximately $82.8 billion of outstanding obligations primarily supported by the General Fund, which consist of approximately $71.3 billion of general obligation bonds, approximately $9.4 billion of lease-revenue bonds and $2.1 billion of bonds issued for repayment of budgetary borrowing from local governments pursuant to Proposition 1A of 2004 (as defined herein). As of June 1, 2011, the State had approximately $48.2 billion of authorized and unissued General Fund-supported long-term general obligation bonds and lease revenue bonds. Debt service on General Fund-supported general obligation bonds, lease-revenue debt and Proposition 1A debt was approximately 6.9 percent of General Fund revenues in fiscal year 2009-10 and was estimated to be 7.1 percent of General Fund revenues in fiscal year 2010-11.

Future Bond Issuance Plans. As the State has $48.2 billion of authorized but unissued bonds, the issuance of General Fund-supported debt, primarily general obligation bonds, is likely to increase in coming years. However, the exact amount which may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors. See “Bond Ratings” below.

Disruptions in the financial markets and uncertainties about the State’s budget condition have caused significant disruptions over the past years in the State’s bond issuance program. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. The State reentered the market in March 2009 with a $6.54 billion tax-exempt bond issue, the largest new money general obligation bond issue in the State’s history (excluding economic recovery bonds). The State, the largest municipal borrower in the United States, sold $19.7 billion of general obligation bonds and $1.549 billion of lease-revenue bonds during calendar year 2009 and $10.525 billion of general obligation bonds and more than $721 million of lease-revenue bonds in calendar year 2010.

The State typically sells general obligation bonds in the spring and fall, but at the Governor’s behest, the spring sale in fiscal year 2010-11 was eliminated in order to slow the growth of General Fund debt-service obligations. The State Treasurer’s Office stated that by not selling bonds until fall 2011, California will save almost $250 million in debt service costs for fiscal year 2011-12, but such a bond moratorium could delay planned public works projects that have not already commenced. Governor Brown’s Administration plans to cut the State’s planned general obligation bond issuance in fiscal year 2011-12 by about 60 percent to $3.9 billion – issuing $1.53 billion in the fall of 2011 and $2.37 billion in the spring of 2012.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $8.8 billion of revenue anticipation notes as part of its fiscal year 2009-10 cash management program, all of which were repaid in May and June 2010 upon maturity. On November 18, 2010, the State issued $10.0 billion of revenue anticipation notes to assist its unapplied cash resources in the General Fund which were used to repay the $6.7 billion interim revenue anticipation notes that were sold privately to financial institutions on October 28, 2010. The interim revenue anticipation notes provided short-term cash flow resources pending issuance of the revenue anticipation notes in November 2010. Revenue anticipation notes have been issued in 23 of the last 24 fiscal years, and it is likely that the issuance of revenue anticipation notes will recur in fiscal year 2011-12. However, there can be no assurance that the State will continue to have access to the public markets.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature changes due dates for various payments by State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in the last three State budgets, in order to reduce the State’s need for external borrowing to bridge its cash flow deficit during such fiscal years. Some of these statutory deferrals were made permanent and others were implemented for one fiscal year. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. The State Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $10.8 billion of outstanding bonds secured by power and water users, as of June 30, 2010. The California Housing Finance Agency had approximately $8.9 billion of outstanding bonds secured by mortgage loans made for single family and multi-family housing units, as of June 30, 2010. None of these revenue bonds are backed by the State’s faith and credit or taxing power.

Recent Financial Results

Historically, the principal sources of General Fund tax revenues are personal income tax, sales and use tax and corporation tax. In fiscal year 2009-10, these sources contributed approximately 52 percent, 31 percent and 11 percent, respectively, of total General Fund tax revenues and transfers. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These sources are particularly volatile, in light of the steep stock market losses that occurred in 2008 and 2009. Capital gains reported by taxpayers plunged more than 57 percent in 2008 and are estimated to have declined a further 38 percent in 2009. In contrast, personal income tax revenues were greater than expected during fiscal year 2010-11 and the first quarter of fiscal year 2011-12. Sales and use taxes and corporation taxes are subject to economic fluctuations as well, and have also been adversely affected by the State’s slow recovery from the recent recession. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13. The Department of Finance reports that General Fund revenues fell over 18 percent from the height of revenues in fiscal year 2007-08 to the bottom in fiscal year 2009-10 and projects that baseline revenues will not return to the fiscal year 2007-08 levels until at least fiscal year 2013-14.

The State is required to maintain a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the SFEU was in deficit of $6.1 billion, as of June 30, 2010. The 2011-12 Budget Act estimates a SFEU deficit of approximately $2.0 billion, as of June 30, 2011, and a balance of $543 million, as of June 30, 2012; however, there can be no assurance that the budget assumptions will be realized. See “2011-12 Budget Act — General Fund Budget Summary” below.

The sharp drop in revenues and the recurring use of flawed budget assumptions in the previous fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. In February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. Full payments resumed in March 2009, and the State was able to pay all its obligations through June 30, 2009, including repayment of $5.5 billion of 2008-09 revenue anticipation notes. However, by July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue IOUs for certain lower priority obligations. The IOUs, the issuance of which did not require the consent of the recipients, bore interest. With enactment of the amended State budget for fiscal year 2009-10 in late July 2009, the State was able to access financial markets to partially fund its cash flow requirements and was able to call all its outstanding registered warrants for redemption on September 4, 2009. This issuance was only the second time the State has issued IOUs since the 1930s.

In order to address the State’s cash flow emergency, Governor Schwarzenegger ordered layoffs of State agency and department employees and issued two executive orders, which require unpaid furloughs of State employees each month. The first furlough order commenced February 1, 2009, mandating 460 furlough days through June 30, 2010 in order to reduce payroll expenditures by approximately $1.3 billion or 14 percent of General Fund payroll expenditures for fiscal year 2009-10. Over 30 suits were filed in connection with this executive order. In October 2010, the State Supreme Court ruled that State workers were legally furloughed and not entitled to back pay. In July 2010, Governor Schwarzenegger issued a second furlough order, which required certain State employees to take three furlough days per month beginning August 1, 2010 until a budget for fiscal year 2010-11 was in place. Lawsuits challenging Governor Schwarzenegger’s second furlough order have been filed and are currently pending in State and Federal courts. Consequently, the State may not realize the intended savings in General Fund payroll expenditures.

The State entered fiscal year 2010-11 without a State budget for the 19th time in the past 25 years. Consequently, Governor Schwarzenegger ordered the State Controller to cut wages for approximately 200,000 of the 240,000 State workers to the Federal minimum wage of $7.25 per hour until a budget for fiscal year 2010-11 was in place. The Governor ordered that the withheld money to be issued to affected workers once a budget with a payroll appropriation for fiscal year 2010-11 was in place. When the State Controller refused to comply with the order, Governor Schwarzenegger filed a lawsuit to compel compliance. Governor Brown’s Administration since announced that it intends to drop the lawsuit, in order to avoid a protracted and expensive trial. Governor Brown has also ordered a State government hiring freeze as part of a plan to cut $363 million in operational costs in fiscal year 2011-12.

The failure of the State Legislature to pass a budget by the start of fiscal year 2010-11 also prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies. Once the 2010-11 Budget Act was enacted, however, the State had to meet all its obligations that had remained unpaid in the absence of valid appropriations during the three months that the State operated without a budget. The State was able to meet its obligations through the enactment of a cash management bill accompanied by the 2010-11 Budget Act that allowed for short-term deferrals and by issuing $6.7 billion of interim revenue anticipation notes on October 28, 2010 in a private placement with multiple financial institutions. The State issued $10.0 billion of revenue anticipation notes on November 23, 2010 to public investors, which allowed the repayment of the interim revenue anticipation notes from unapplied resources.

There can be no assurance that deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will not require State officials to implement additional cash management measures in such fiscal years, including but not limited to additional payment deferrals, issuance of additional revenue anticipation notes, or issuance of registered warrants or registered reimbursement warrants, to supplement the State’s cash management program for such fiscal years.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2011-12 Budget Act provides approximately 40 percent of General Fund revenues in fiscal year 2011-12 for K-14 programs covered by the Proposition 98 Guarantee. For fiscal year 2010-11, the Proposition 98 Guarantee is $48.7 billion, of which $32.9 billion is General Fund. This Proposition 98 Guarantee level reflects an increase in General Fund revenues in fiscal year 2011-12, the expiration of a variety of short-term tax increases and the adjustment of the Proposition 98 Guarantee for revenue and program shifts. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitations on General Fund Revenues” above.

State and Local Pension Liabilities

The financial condition of the State and its localities is also subject to pension risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), have sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years. CalPERS estimated that its funding status was 61.0 percent resulting in an unfunded actuarial liability of $50.6 billion for the State as of June 30, 2009, the most recent valuation date available, based upon then market values and assuming a 7.75 percent rate of return. CalSTRS estimated its unfunded liability, as of June 30, 2010, at $56.0 billion, based upon then market values and assuming a 7.75 percent rate of return. The State also has an unfunded liability relating to retirees’ post-employment health care benefits which is estimated to be $59.9 billion as of June 30, 2010.

The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. In April 2010, a study commissioned by Governor Schwarzenegger and prepared by students at the Public Policy Institute at Stanford University, applied a “risk fee” assumed rate of return to recalculate the unfunded pension benefits of CalPERS, CalSTRS and the University of California retirement system (which is partially supported by the General Fund). Using an assumed rate of return of 4.14 percent (based upon U.S. Treasuries), the study estimated the unfunded actuarial liability, as of June 30, 2008, for CalPERS and CalSTIRS at $239.7 billion and $156.7 billion, respectively. This unfunded liability did not include the estimated investment losses (estimated as approximately $100 billion) for the two retirement systems, incurred between June 2008 and June 2009.

Absent a significant change in the investment market, it is likely that, in the future, the State will be forced to significantly increase its pension fund contributions, reducing discretionary funds available for other State programs. Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below. As discussed below, the 2010-11 Budget Act assumes savings from recent and future labor concessions, and includes legislation to decrease pension benefits for State employees hired in the future. See “The State Budget — 2010-11 Budget Act” below.

Many local governments in the State face similar and, in many cases, relatively more severe issues relating to unfunded pension and post retirement benefit liabilities. These credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are appropriately addressed through wage concessions and restructuring of benefits.

The State Budget

Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to the State Constitution, must be approved by a majority of each house of the State Legislature by midnight on June 15 of each year. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that has only been met 10 times in the last three decades. Following the Governor’s signature, the Budget Act is effective as of July 1.

Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.

Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account (the “BSA”) be established, which is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. The Governor has suspended the annual transfer of money from the General Fund to the BSA for fiscal years 2010-11 and 2011-12. The BSA is currently unfunded due to withdrawals and defundings in recent years. See “2011-12 Budget Act — General Fund Summary” below.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22 in November 2010, significantly changed the fiscal relationship between the State and local governments. Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” supersedes some provisions of Proposition 1A of 2004 and further reduces the State’s access to money raised by local governments for local purposes.

In return for a $2.6 billion contribution to State budgets in fiscal years 2004-05 and 2005-06, Proposition 1A of 2004 prohibited the State from accessing local governments’ property tax, sales tax and vehicle license fee revenues except under limited circumstances. Proposition 1A of 2004 allowed the State, starting in fiscal year 2008-09, to borrow up to 8 percent of local property tax revenues but only if the Governor declared a fiscal hardship and with two-thirds approval of each house of the State Legislature. The borrowed sum must be paid back within three years, with interest. The State could borrow from local property tax revenues twice within a period of ten fiscal years and only if previous borrowings had been repaid.

The amended 2009-10 Budget Act authorized the State to exercise its borrowing authority under Proposition 1A of 2004. This borrowing generated $1.998 billion to offset General Fund costs for a variety of court, health, corrections and K-12 programs.

Proposition 22 supersedes the provisions of Proposition 1A of 2004 that allow the State to borrow money from local governments and prohibits any future borrowing by the State from local government funds.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended. Proposition 1A of 2004 is intended to produce greater certainty for local governments, but will reduce the State’s options for dealing with budget shortfalls in the future.

In addition to prohibiting any future borrowing by the State from local government funds, Proposition 22 also changed state-local fiscal relations by prohibiting the State Legislature to take or reallocate money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Furthermore, Proposition 22 invalidated any law enacted after October 29, 2009 that was inconsistent with Proposition 22. Consequently, measures which were to provide an estimated $850 million in increased General Fund revenue in fiscal year 2010-11 were invalidated. Thus, the inability of the State to borrow or redirect property tax funds, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future. See “2010-11 Budget Act” below.

2010-11 Budget Act

The Budget Act for fiscal year 2010-11 was passed by the State Legislature and signed by then-Governor Schwarzenegger on October 8, 2010 (the “2010-11 Budget Act”). The agreement came 100 days after the start of the fiscal year, the longest period ever in which the State operated without a budget. The 2010-11 Budget Act attempts to address a sizable budget gap caused in major part by a continuing structural imbalance between State revenues and expenditures and a slow recovery from a severe recession that began in 2007 and ended in 2009.

In May 2010, Governor Schwarzenegger’s Administration estimated that there would be a gap of $17.9 billion between General Fund resources and expenditures in 2010-11, under then existing laws and policies. As with prior fiscal years, the budget gap includes a budget shortfall from the prior fiscal year, evidencing the State’s ongoing structural deficit. The 2010-11 Budget Act includes a $5.4 billion shortfall from fiscal year 2009-10.

To address the projected budget gap and provide a $1.3 billion General Fund reserve at the end of fiscal year 2010-11, the 2010-11 Budget Act includes the following budget solutions totaling $19.3 billion:

•

$8.4 billion in Expenditure Reductions. Some of the larger expenditure solutions include a $4.1 billion suspension of the Proposition 98 Guarantee for education funding, which is required to be made up in later years (see “Proposition 98 and K-14 Funding” above), and $1.6 billion of assumed savings in State employee costs, a portion of which is dependent upon future labor negotiations.

•	$5.4 billion in Additional Federal Funds. As of the date of the 2011-12 May Revision, only $1.8 billion of these funds have been approved by Congress.

•

$5.5 billion in Other One-Time Solutions. These one-time solutions include $1.2 billion from the proposed sale-leaseback of 11 State office buildings. However, in March 2011, newly-elected Governor Brown announced that the State would not pursue the sale-leaseback plan with respect to the 11 State office buildings, after several State reports concluded that the deal would cost taxpayers from $253 million to $1.5 billion over the next 30 years.

The 2010-11 Budget Act includes proposed legislation to decrease pension benefits for State employees hired in the future. The 2010-11 Budget Act also contains a constitutional amendment to be placed on the ballot in the future which is intended to stabilize State finances in the future by increasing amounts deposited into the SFEU in certain years.

As with prior Budget Acts, the 2010-11 Budget Act suffers from faulty budget assumptions. As discussed above, the State will no longer receive the $1.2 billion from the sale of the 11 State office buildings nor will it receive $850 million in revenue due to the passage of Proposition 22, as projected in the 2010-11 Budget Act. Further, there is significant doubt that the State will receive any of the additional Federal funds. As a consequence of these and other failed or faulty assumptions, the General Fund ended fiscal year 2010-11 with a $8.2 billion deficit, rather than a $1.3 billion surplus projected in the 2010-11 Budget Act.

Legislative Analyst’s Office (“LAO”) Overview of 2010-11 Budget Act. On October 12, 2010, the LAO released its analysis of the 2010-11 Budget Act, entitled “Major Features of California’s 2010-11 Budget.” The LAO stated that the 2010-11 Budget Act attempts to address one of the most vexing State budget shortfalls in California history, the product of continuing structural imbalances between state revenues and expenditures and a slow recovery from a severe recession that began in 2007 and ended in 2009. The LAO estimates that well over two-thirds of the 2010-11 budget solutions are one time or temporary in nature and concludes that “California will continue to face sizable annual budget problems in 2011-12 and beyond.”

2011-12 Budget Act

The 2011-12 Budget Act, which was passed by the State legislature and signed by Governor Brown on June 30, 2011, attempts to close a $26.6 billion budget gap and address the State’s long-term structural budget deficit. The 2011-12 Budget Act also includes a major realignment of public safety programs from the State to local governments. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services and adult protective services. The 2011-12 Budget Act provides $5.6 billion for such realignment.

In order to close the budget gap and end fiscal year 2011-12 with a reserve of $543 million, the 2011-12 Budget Act enacted the following budget solutions, totaling $27.2 billion:

•

$15.0 billion in Expenditure Reductions. The 2011-12 Budget Act relies on deep spending reductions, including, among other things, the following: maintaining K-12 education funding at a similar level as the previous fiscal year; reducing State Supplementary Payment grants to below the level in effect in 1983; reducing CalWORKs grants to below the 1987 level; reducing California Department of Corrections and Rehabilitation’s inmate population by 25 percent once realignment is fully implemented; requiring recipients of Medi-Cal (the State’s Medicaid program) health benefits to pay a share of the costs for medical visits and other services; reducing the State’s support for the University of California and California State University by 22 percent and 25 percent, respectively; requiring community college students to pay $10 more per class unit; pausing the court system’s construction program for one year; eliminating the Adult Day Health Care Program, Williamson Act subventions, and the refundable child care and dependent tax credit; reducing the State workforce by 5,500 positions; and eliminating 20 boards, commissions, task forces, offices and departments.

•

$12.2 billion in Revenue Actions, Borrowing and Transfers and Other Solutions. The rest of the budget solutions contained in the 2011-12 Budget Act include, among others, additional revenues from requiring certain out-of-state retailers to collect use taxes from State consumers and higher revenue forecasts. However, in the event that the revenue assumptions in the 2011-12 Budget Act fail to materialize, the 2011-12 Budget Act includes up to $2.5 billion in “trigger reductions” that will be implemented. By December 15, 2011, the Department of Finance will compare budgeted revenues to the higher of its own revenue forecast and the November 2011 forecast to be prepared by the LAO. If the higher of these forecasts falls short of the budgeted amount by $1-$2 billion, an additional $601 million in cuts to higher education, health and human services and public safety will be implemented beginning in January 2012. If forecasted revenue falls short by more than $2 billion, an additional $1.9 billion in education reductions would be implemented, including shortening the school year by seven days, eliminating the home-to-school transportation program and reducing community college apportionments.

In the absence of the corrective actions made in the 2011-12 Budget Act, Governor Brown’s Administration projected that the State budget would be out of balance through fiscal year 2014-15 by between $17.4 billion and $21.5 billion each fiscal year (in addition to the $26.6 billion deficit through fiscal year 2011-12). However, under projections made by the 2011-12 Budget Act, the State’s structural deficit will be reduced to less than $4 billion annually through fiscal year 2014-15.

In recent years, assumptions in State Budget Acts have not been realized, resulting in sizeable and recurring year-end deficits. There can be no assurance that this pattern will not continue in the future.

General Fund Budget Summary. Set forth below is a table summarizing the condition of the General Fund, as provided in the 2011-12 Budget Act. See “— 2011-12 Budget Act” above.

2011-12 Budget Act

General Fund Condition

(Dollars in Millions)

	2010-11	2011-12	Percent Change

Prior year General Fund balance	$(4,507)	$(1,206)

Revenues and transfers	94,781	88,456	(6.7)%

Total resources available	90,274	87,250

Total expenditures	91,480	85,937	(6.1)%

Ending General Fund balance	(1,206)	(1,313)

Encumbrances	770	770

SFEU	(1,976)	(543)

BSA	—	—

Total available Reserves	$(1,976)	$543

Source:	2011-12 Budget Act.

Future Budgets

The 2010-11 Budget Act and the 2011-12 Budget Act reflect yet another attempt by the State to restore balance to a State budget that has been decimated by the worst budget crisis in the State’s history. The State’s budgets will continue to be affected by national and State economic conditions and other factors. It cannot be predicted what future measures will be taken to address the State’s fiscal situation and the State’s recurring structural deficit. The State’s budget situation is likely to remain challenged for some time; economic recovery is not expected to be as robust as in past years and some of the budget solutions are one-time enactments, or are of a limited duration. Further, the State’s ability to balance its budget in the future may also be affected by other budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, potential adverse decisions in litigation, deferred obligations to schools and local governments, and increased debt service.

Pending Litigation

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of July 15, 2011, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch Ratings (“Fitch”):

Moody’s	S&P	Fitch

A1	A—	A—

These ratings are among the lowest of any of the 50 states. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year, in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the 2010-11 Budget Act and the 2011-12 Budget Act may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

None of the information on the above websites is incorporated herein by reference.

Local Governments

Property tax revenues received by local governments declined more than 50 percent following passage of Proposition 13 in 1978. Subsequently, the State Legislature enacted measures to provide for the redistribution of the General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. In 1997, the State assumed control over funding for local trial courts. Total local assistance from the General Fund was budgeted at approximately 75 percent of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. The enactment of Proposition 1A of 2004 and Proposition 22 substantially changed the ability of the State to use local government taxing sources to aid the State budget. See “The State Budget — Constraints on the Budget Process — State-Local Fiscal Relations” above.

To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The economic slowdown in the State in the last few fiscal years, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which require compliance with Federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs. The 2011-12 Budget Act includes deep cuts in spending on the CalWORKs Program, the State’s welfare-to-work program that provides cash assistance and a range of services for more than 1.4 million State residents, including the elimination of State funding for subsidized child care for over 35,000 children in low-income working families.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of generous new retirements benefits granted to employees during recent economic boom times, and reduced earnings resulting from the stock market declines during the 2000-2003 period and more recently in 2007-2009. For more information regarding pension liabilities, see “State and Local Pension Liabilities” above.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

Assessment Bonds. California debt obligations, which are assessment bonds, may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on such bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on such bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for such bonds.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal, including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “— Other Issuers of California Debt Obligations” above.

Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis. The State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls. See “Obligations of State Agencies,” and “— Other Issuers of California Debt Obligations” above.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of previously described constitutional initiatives as well as other statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the Fund, future allocations of State revenues to local governments or the abilities of State or local governments to pay the interest on, or repay the principal of, such securities.

Other Factors — Earthquake Risk

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The Federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

APPENDIX 3

Economic and Financial Conditions in Connecticut

The following information is a brief summary of factors affecting the economy of the State of Connecticut (the “State” or “Connecticut”) and does not purport to be a compete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements of State and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Multi-State Trust has not independently verified this information.

Connecticut is highly developed and urbanized, with a 2010 population density of 738 persons per square mile, as compared to 87 for the United States as a whole. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Historically the State’s average per capita income has been among the highest in the nation. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns. Per capita personal income of the State’s residents increased in every year from 2000 to 2008 with the exception of 2002, rising from $41,920 to $57,248. Per capita personal income decreased to $55,063 for 2009.

The manufacturing industry, despite its downward employment trend over the past five decades, serves as an economic base industry and continues to be of prime economic importance to Connecticut. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry, followed by fabricated metals, computers and electronics, and machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 10.6% of total non-agricultural employment in Connecticut in 2009; it was 9.1% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy since the early 1980s. The average annual unemployment rate in Connecticut has increased from 3.1% in 2001 to 9.0% in 2010. On a preliminary basis, Connecticut’s average unemployment rate for May 2011 was 9.1% as compared to a national level of 9.1% for the same period.

The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the recent recession. These challenges for the State include current fiscal year budget concerns and future fiscal year projected current services deficits, among other issues. The State Office of Policy and Management monitors such matters and generally issues a report on the twentieth day of each month estimating the current fiscal year deficit. The State Comptroller issues a similar report on or about the first day of each month. From time to time the legislature’s Office of Fiscal Analysis also issues reports covering these matters.

The State’s General Fund, on a budgetary (modified cash) basis, ran operating deficits in fiscal years 2001-02 and 2002-03 of approximately $817.1 million and $96.6 million, respectively. The fiscal year 2001-02 deficit was met by the transfer of the $594.7 million balance in the Budget Reserve Fund and the issuance on December 19, 2002 of Economic Recovery Notes to meet the remainder of the deficit. The fiscal year 2002-03 deficit was met by the issuance on June 24, 2004 of additional Economic Recovery Notes. For the subsequent four fiscal years ending June 30, 2007, the General Fund ran operating surpluses of $302.2 million, $363.9 million, $446.5 million and $269.2 million, respectively. These surplus balances were transferred to the Budget Reserve Fund in accordance with Section 4-30a of the Connecticut General Statutes which requires any unappropriated surplus, up to 10% of General Fund expenditures, to be deposited into the Budget Reserve Fund. For fiscal year 2007-08, the General Fund had an operating surplus of $99.4 million. The entire surplus was reserved for fiscal year 2008-09 spending. The General Fund ran an operating deficit in fiscal year 2008-09 of approximately $947.6 million. In December 2009 the State issued $915.8 million notes for the purpose of funding the fiscal year 2008-09 deficit, amounts to pay costs of issuance of such notes and certain interest payable or accrued on such notes. For fiscal year 2009-10, the General Fund had an operating surplus of $449.9 million, $140.0 million of which was transferred for use in fiscal year 2010-11 and the balance used to reduce from $956.0 million to $646.1 million the amount of proposed special obligation economic recovery revenue bonds authorized by the General Assembly in 2010 to be issued to finance a transfer to the General Fund.

The State is required to adopt a fiscal year budget under which (i) the amount of general budget expenditures do not exceed estimated revenues and (ii) year-over-year increases in general budget expenditures do not exceed specified limits. On June 3, 2009, the General Assembly adjourned their regular 2009 session without adopting a fiscal year 2009-2011 biennial budget. Prior to adjournment, each house of the General Assembly did pass resolutions calling for a special session in order to take up matters related to adoption of a budget. The special session was immediately convened at the conclusion of the regular session. During the special session, the General Assembly passed a General Fund budget for fiscal years 2009-10 and 2010-11 which was subsequently vetoed by the Governor. The State continued to run its operations pursuant to Executive Orders which were issued by the Governor covering the months of July, August and the portion of September until the approval of an appropriation act for the fiscal year commencing July 1, 2009. Authorization to pay debt service on the State’s general obligation bonds remained unaffected.

In a June 2009 special session, the General Assembly passed the biennial budget for fiscal years 2009-10 and 2010-11 which subsequently became law on September 8, 2009. The enacted budget for fiscal year 2009-10 included General Fund revenues of $17,375.4 million and net appropriations of $17,374.6 million, resulting in a projected surplus of $0.8 million. The budget for fiscal year 2010-11 included General Fund revenues of $17,591.9 million and net appropriations of $17,591.0 million, resulting in a projected surplus of $0.9 million. The budget was $852.4 million below the expenditure cap in fiscal year 2009-10 and $587.0 million below the expenditure cap in fiscal year 2010-11.

The enacted biennial budget raises net revenues from three major resources: (i) Federal grants pursuant to The American Recovery and Rehabilitation Act of 2009 of $878.9 million in fiscal year 2009-10 and $594.8 million in fiscal year 2010-11, (ii) transfers from other State funds to the State’s General Fund and securitizations, including Budget Reserve Fund transfers of $1,039.7 million in fiscal year 2009-10 and $342.0 million in fiscal year 2010-11, and securitizing $1,290.7 million of future revenue sources in fiscal year 2010-11, and (iii) net increases in taxes and miscellaneous fees. The significant tax changes include: (i) an increase in the highest income tax rate to 6.5% from 5% raising approximately $594.0 million in fiscal year 2009-10 and $400.0 million in fiscal year 2010-11, (ii) an imposition of a 10% corporation tax surcharge for the 2009, 2010, and 2011 income years on certain companies, raising approximately $74.1 million in fiscal year 2009-10 and $41.1 million in fiscal year 2010-11, (iii) an increase in the cigarette tax, raising approximately $94.9 million in fiscal year 2009-10 and $112.4 million in fiscal year 2010-11, (iv) changes in various fees, raising approximately a net total of $108.5 million in fiscal year 2009-10 and $105.9 million in fiscal year 2010-11, and (v) cuts in taxes, including (1) a reduction in the estate and gift tax resulting in a revenue loss of approximately $5.9 million in fiscal year 2009-10 and $70.3 million in fiscal year 2010-11, and (2) a reduction in the sales and use tax rate effective January 1, 2010 to 5.5% from 6% resulting in a revenue loss of approximately $129.5 million in fiscal year 2009-10 and $268.0 million in fiscal year 2010-11. However, if any cumulative monthly financial statement issued by the Comptroller before June 30, 2010 indicates that the estimated gross tax revenue to the General Fund for fiscal year 2009-10 is at least 1% less than the adopted gross tax revenue to the General Fund for such fiscal year, the sales and use tax rate will either remain at or as of July 1, 2010 revert to 6%. Pursuant to Public Act No. 09-3 of the June 2009 Special Session, since the Comptroller certified that State tax revenues for fiscal year 2009-10 would not be within 1 percent of original projections, the plan to reduce the State sales tax rate by 0.5 percentage points did not take effect in January 2010.

The significant changes in appropriations are from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal services reductions from concessions with a coalition of employee collective bargaining units including wage freezes and a Retirement Incentive Plan are expected to save approximately $191.0 million in fiscal year 2009-10 and $193.7 million in fiscal year 2010-11. Savings from entitlement programs include (i) eliminating nursing home rate increases in reimbursement levels under Medicaid, saving approximately $113.2 million in fiscal year 2009-10 and $162.2 million in fiscal year 2010-11, (ii) reducing managed care organization capitation rates by 6% under both the HUSKY A and HUSKY B managed health insurance programs for children, teenagers and eligible caregivers, saving approximately $50.1 million in fiscal year 2009-10 and $51.8 million in fiscal year 2010-11, and

(iii) managing services for aged, blind and disabled individuals who are currently receiving care under the Medicaid fee-for-service program, saving approximately $27.8 million in fiscal year 2009-10 and $80.0 million in fiscal year 2010-11. Education reductions include cuts of grants to (i) the Excess Cost program that reimburses funds to towns, saving approximately $13.4 million each for both fiscal years 2009-10 and 2010-11, (ii) the Priority School District program that assists the neediest communities and funds the School Readiness program, reducing $6.9 million each for both fiscal years 2009-10 and 2010-11, and (iii) the Reading Success program designed to improve kindergarten through grade three reading is eliminated, saving the State $2.4 million each for both fiscal years 2009-10 and 2010-11.

In addition, the budget for fiscal year 2010-11 required the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a financing plan that would result in net proceeds of up to $1,290.7 million to be used as general revenues of the State during such fiscal year, which may include securitizations. The budget also required the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a plan to sell assets of the State that would result in net proceeds of up to $15.0 million to be used as general revenues of the State during fiscal year 2009-10 and $45.0 million to be used as general revenues of the State during fiscal year 2010-11. In addition, the budget for fiscal year 2009-10 requires a reduction of $473.3 million in expenses from budgeted amounts. The budget for fiscal year 2010-11 requires a reduction of $515.2 million of expenses from budgeted amounts.

In accordance with Section 4-71 of the Connecticut General Statutes, on February 3, 2010 the Governor submitted to the General Assembly a status report on the 2009-11 biennial budget enacted in the previous year including detailed projections of expenditures and revenues and proposed midterm budget adjustments for fiscal year 2010-11. The midterm budget adjustments incorporated the January 15, 2010 consensus revenue forecast of the Office of Policy and Management and the legislature’s Office of Fiscal Analysis described below as a baseline and anticipated additional revenue of $422.3 million for total revenue collections of $17,566.5 million. General Fund appropriations were reduced by $28.6 million to $17,566.1 million resulting in a projected budget surplus of $0.4 million. The Governor’s midterm budget adjustments also assumed the completion of a $1.29 billion securitization plan for fiscal year 2010-11 as described in the February 3, 2010 report of the Office of the State Treasurer and the Office of Policy and Management released as required by the originally adopted 2009-11 biennial budget.

The General Assembly concluded its legislative session on May 5, 2010, which included mid-term budget adjustments for fiscal years 2009-10 and 2010-11. The General Assembly projected General Fund revenues at $17,667.4 million and appropriated $17,667.2 million with an estimated surplus of $0.2 million for the fiscal year ending June 30, 2011. The projected General Fund revenue of $17,667.4 million was $70.6 million higher than the originally enacted budget of $17,596.8 million. This net increase in revenue includes: (i) a reduction of $105.2 million in expenses resulting from the impact of the deficit mitigation plan enacted through Public Act No. 10-3; (ii) a downward adjustment in projected revenue of $75.8 million; and (iii) an increase of $251.6 million by adopting changes in certain policy measures consisting of (A) due to projected revenue improvement, a reduction of $334.7 million from the originally planned securitization of $1,290.7 million to be effectuated through Economic Recovery Revenue Bonds which will be secured by non-General Fund electric charges; (B) an increase of $365.6 million in Federal grants generated from an anticipated extension of the Federal American Recovery and Reinvestment Act (ARRA) funding; (C) a $140 million transfer of revenue from the projected fiscal year 2009-10 surplus; and (D) certain other transfers and increases. It should be noted that the ARRA funding was not approved by the U.S. Congress in the magnitude assumed in the adopted budget. The projected General Fund expenditure of $17,667.2 million was $72.5 million higher than the originally enacted budget of $17,594.7 million. This net increase in expenditures is primarily due to an increase of $357.9 million in estimated current services, which was partially offset by a reduction of $120.4 million through the deficit mitigation plan and a reduction of $165.1 million in policy measure changes, including a $100 million deferral in the State’s contribution to the State employees’ pension fund. The revised budget is $338.1 million below the expenditure cap in fiscal year 2010-11.

Pursuant to statute, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the

Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on June 20, 2011 for the General Fund for fiscal year 2010-11, as of the period ending May 31, 2011, the General Fund was estimated to have a surplus of $85.5 million. In the monthly report dated July 1, 2011, as of the period ending May 31, 2011, the Comptroller concurred in the $85.5 million estimate of the General Fund surplus for fiscal year 2010-11. This projection of a General Fund surplus for fiscal year 2010-11 accounts for the cancellation of the proposed issuance of $646.1 million of special obligation economic recovery revenue bonds, the revenues from which had been included in budgeted fiscal year 2010-11 revenues. In the monthly estimates provided by the Office of Policy and Management on July 20, 2011 for the General Fund for the fiscal year 2010-11, as of the period ending June 30, 2011, the General Fund was estimated to have a surplus of $158.9 million. By State law and contract, any General Fund surplus for fiscal year 2010-11 will be applied to deposit to the trust fund for Other Post Employment Benefits and redemption of a portion of the economic recovery notes issued to finance the fiscal year 2008-09 deficit.

The Secretary of the Office of Policy and Management and the director of the legislative Office of Fiscal Analysis each submitted a fiscal accountability report on November 15, 2010 for the 2009-11 biennium and the next ensuing three fiscal years. The Office of Policy and Management in its report projected a General Fund surplus of $0.3 million for fiscal year 2010-11 and General Fund deficits for the fiscal years ending June 30 of 2011-12, 2012-13 and 2013-14 of $3,368.9 million, $3,227.0 million, and $3,126.5 million, respectively. The Office of Fiscal Analysis projected General Fund deficits for fiscal years 2010-11, 2011-12, 2012-13 and 2013-14 of $83.0 million, $3,673.3 million, $3,574.3 million, and $3,502.3 million, respectively. The reports estimated general obligation bond authorizations, allocations, issuance and debt service for fiscal year 2010-11 and the succeeding four fiscal years. The reports estimated fairly stable general obligation bond issuances over the five-year period of between $1.2 billion and $1.4 billion, with the expenditure on debt service gradually increasing. The projections in each report were based on current services and certain other assumptions, and so may not reflect any deficit reduction programs initiated in the current or any future budget biennium. The State has a balanced budget requirement and an expenditure cap which will require that budgets adopted for these fiscal years reflect a combination of revenue enhancements and expenditure reductions. As a result, the figures do not represent a projection of the actual financial results that might be expected, but instead serve as planning tools.

On May 3, 2011, the General Assembly passed Public Act No. 11-6, An Act Concerning The Budget For The Biennium Ending June 30, 2013. The Governor signed the bill into law on May 4, 2011. This act makes General Fund appropriations of $18,350.3 million in fiscal year 2011-12 and $18,781.8 million in fiscal year 2012-13. The budget is projected to result in a surplus of $369.3 million in fiscal year 2011-12 and $634.8 million in fiscal year 2012-13. The budget includes savings of $1.0 billion annually from State employee concessions. On May 6, 2011, the Governor announced that a tentative agreement was reached with State employee union leaders. This agreement was submitted for ratification by the individual employee bargaining units and the legislature. The agreement, if ratified, was expected to result in savings of $1.6 billion over the biennium. As this amount does not achieve the total savings contemplated in the budget, the Governor has stated that the remaining amount would be achieved with additional spending cuts, utilization of budgeted surpluses from the fiscal year 2011-13 biennium, or some combination thereof. Section 12 of the budget act required the Governor to submit a plan by May 31, 2011 to the General Assembly with recommendations for budget adjustments to achieve the assumed savings, and also required the General Assembly to enact legislation by June 8, 2011 to achieve such savings. In the action Roger Sherman Liberty Center, Inc., et al. v. Williams, et al., filed on May 9, 2011 in Hartford Superior Court, the plaintiffs challenge the constitutionality of the budget for the 2011-13 biennium, claiming, among other things, that general budget expenditures impermissibly exceed estimated revenues by approximately $2.0 billion. By a ruling on June 24, 2011, the trial court dismissed the action for lack of subject matter jurisdiction because the lawsuit was not ripe for adjudication and the issue presented was not appropriate for judicial resolution under the political question doctrine. As of July 23, 2011, no appeal had been taken of that ruling.

The agreement with the State employee union leaders failed to achieve the requisite number of votes or the number of bargaining groups in order to ratify the agreement with the administration. Without an agreement, the Governor called for a special legislative session which was held on June 30, 2011 for purposes of addressing the unattained labor related savings in the adopted Fiscal Year 2011-13 biennial budget. The General Assembly passed and the Governor signed into law House Bill 6701, which provides the Governor with enhanced rescission authority through September 30, 2011, and allotment holdback authority to effectuate savings in the budget equivalent to the unattained labor related savings. The bill requires the Governor to submit a plan by July 15, 2011 to the General Assembly detailing these revised savings. House Bill 6701 also specifies that if the State and the state employee bargaining units reach an agreement by August 31, 2011, the legislature may convene a special session for purposes of approving or rejecting any such agreement.

On July 15, 2011, the Governor submitted a budget balancing plan to members of the General Assembly, which plan included the elimination of 6,060 executive branch employee positions through layoffs, retirements, vacancy eliminations and cancellations of durational or per diem employees, with projected fiscal year 2011-12 and fiscal year 2012-13 savings of $651.8 million and $849.1 million, respectively. The plan also targets the elimination of 50 legislative branch employee positions, with projected fiscal year 2011-12 and fiscal year 2012-13 savings of $9.0 million and $13.0 million, respectively, and of 450 judicial branch employee positions, with projected fiscal year 2011-12 and fiscal year 2012-13 savings of $43.2 million and $43.0 million, respectively. The plan projects total fiscal year 2011-12 and fiscal year 2012-13 savings from employee position eliminations to be $704.1 million and $905.0 million, respectively. The plan also includes additional service and programmatic cuts to reach the targeted $1.6 billion savings required for the 2011-13 biennium.

On July 22, 2011, the Governor announced that a revised tentative agreement had been reached with State employee union leaders. This agreement is to be submitted for ratification by the individual employee bargaining units and the legislature. The agreement, if ratified, is expected to result in savings of $1.6 billion over the 2011-13 biennium, and would impact the proposed employee eliminations and service and programmatic cuts contemplated in the Governor’s July 15, 2011 budget balancing plan.

The State was unable to make timely provision to the nationally recognized municipal securities repositories (the “NRMSIRs”) by February 28, 2005, February 28, 2006 or February 28, 2007, respectively, of audits of its financial statements for fiscal years 2003-04, 2004-05 and 2005-06 and, for fiscal years 2003-04 and 2004-05, of certain operating data comparisons, as required by the State’s various continuing disclosure agreements entered into in accordance with Securities and Exchange Commission Rule 15c2-12 in connection with certain of its prior bond issues. On or prior to February 28, 2005 and February 28, 2006, respectively, the State filed with the NRMSIRs various financial statements and certain other operating data for fiscal years 2003-04 and 2004-05, which had not been audited, but which the State believed to be accurate in all material respects. In July 2003, the State implemented the first phase of a new, fully integrated, Internet based, financial management and human resources system. The implementation problems with the financial management software system caused a delay in the preparation of financial statements and reports for fiscal years 2004-05 and 2005-06. The State did file the audited financial statements for these fiscal years with the NRMSIRs promptly after the audits became available. On February 28, 2007, the State filed certain operating data, audited budgetary basis financial statements and unaudited GAAP basis financial statements for the fiscal year ending June 30, 2006. On May 4, 2007, the State filed its audited financial statements on a GAAP basis for the fiscal year ending June 30, 2006. The State complied with its annual filing requirements for fiscal years 2006-07, 2007-08, 2008-09 and 2009-10.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of February 1, 2011, the State had authorized direct general obligation bond indebtedness, including pension obligation, UConn 2000 and tax increment bonds, totaling approximately $28,855.9 million, of which approximately $27,162.3 million had been approved for issuance by the State Bond Commission and approximately $25,994.0 million had been issued. As of February 1, 2011, net State direct general obligation indebtedness outstanding (including lease financings, tax incremental financings and CHFA supportive housing bonds and emergency mortgage assistance program bonds, but not including CCEDA bonds or CHEFA child care facilities bonds) was approximately $15,130.2 million. Public Act No. 11-57 includes new bond authorizations for fiscal years 2011-12 and 2012-13. The new bond authorizations are $1,202.0 million for fiscal year 2011-12 and $1,365.0 million for fiscal year 2012-13. Bond authorizations for fiscal year 2010-11 were increased by $9.0 million. Pursuant to Public Act No. 11-57 and Public Act No. 11-75 the General Assembly reduced previously authorized bond authorizations effective for fiscal year 2011-12 by $10.86 million.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of February 1, 2011, the amount of bonds outstanding on which the State has limited or contingent liability as a result of a special capital reserve fund or a State guarantee of municipal debt totaled $4,327.1 million. Public Act No. 11-84 created the Connecticut Airport Authority, a new quasi-public authority of the State that will be responsible for the management and operation of Bradley International Airport and the State’s five owned and operated general aviation airports. The legislation authorizes the issuance of revenue bonds, including bonds backed by the State’s special capital reserve fund.

The State is obligated to various cities, towns and regional school districts to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal and district debt issued to fund the State’s share of such costs. As of June 30, 2010, the Commissioner of Education estimates that current grant obligations under the progress payment basis program established in 1997 are approximately $2,550.0 million. The State has authorized new school construction grant commitments in connection with this program of $427.5 million which take effect for fiscal year 2010-11. As of June 30, 2010, the State is obligated under the pre-1997 debt service subsidy basis program for approximately $358.0 million in aggregate principal installment and interest payments with respect to municipal and district debt. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under the pre-1977 program.

The State’s general obligation bonds are rated Aa2 by Moody’s Investors Service, Inc. and AA by both Standard & Poor’s and Fitch Ratings.

The State sponsors several public employee retirement systems, the most significant of which are discussed below. Actuarial valuations are performed with respect to such systems at regular intervals. The purpose of the actuarial valuation is to calculate the actuarial accrued liability in each of the pension plans which estimates on the basis of demographic and economic assumptions the present value of accrued benefits the pension plans will pay to its retired members and active members upon retirement. The actuarial valuation uses an asset valuation method of smoothing the difference between the market value of assets and actuarial value of assets over a multi-year period to prevent extreme fluctuations that may result from short-term or cyclical economic and market conditions. The actuarial valuation uses recognized actuarial methods to calculate the actuarial value of assets and the actuarial accrued liability of the pension plan. The actuarial valuation compares the actuarial accrued liability with the actuarial value of assets and any excess of that liability over the assets forms a UAAL. The actuarial valuations express the percentage the pension is funded through a “funded ratio” which represents the quotient obtained by dividing the actuarial value of assets of the pension plan by the actuarial accrued liability of the pension plan. The actuarial valuation also will state an actuarially recommended contribution which is the recommended payment of the State to the applicable pension plan. The actuarially recommended contribution consists of two components: (i) normal costs, which represent the portion of the present value of retirement benefits that are allocable to active members’ current year of service, and (ii) the amortized portion of the UAAL.

The State Employees’ Retirement Fund is the largest retirement system maintained by the State with (i) 50,064 active members, consisting of 36,649 vested members and 13,415 non-vested members, (ii) 1,602 deferred vested members, and (iii) 41,782 retired members and beneficiaries, as of June 30, 2010. With the exception of fiscal years 2003-04, 2008-09 and 2009-10, since fiscal year 1978-79 payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation dated November 15, 2010 indicated that the market value of the State Employees’ Retirement Fund’s investment assets was $7,322.6 million as of June 30, 2009 and $7,791.3 million as of June 30, 2010. The actuarial valuation also indicated that the State Employees’ Retirement Fund had assets with an actuarial value of $8,787.2 million as of June 30, 2009 and $9,349.6 million as of June 30, 2010. The November 2010 actuarial valuation indicated that as of June 30, 2010, the State Employees’ Retirement Fund had actuarial accrued liabilities of $21,054.2 million and a UAAL of $11,704.6 million. Based on a market value of assets, the State Employees’ Retirement Fund had a funded ratio of 37.0% as of June 30, 2010. The November 2010 actuarial valuation indicated that as of June 30, 2010 the State Employees’ Retirement Fund had a funded ratio of 44.4% based on the actuarial value of the assets. The November 19, 2008 actuarial valuation determined the following employer contribution requirements: (i) $897.4 million for fiscal year 2009-10, and (ii) $944.1 million for fiscal year 2010-11. The State contributed $720.5 million to the State Employees’ Retirement Fund in fiscal year 2009-10, meeting 80.3% of its annual contribution requirement for such year. To meet the State’s annual contribution requirements for fiscal year 2010-11, $745.8 million was appropriated from the General and Special Transportation Funds. Based on projections by the Office of Policy and Management, it is anticipated that contributions to the fund for the fiscal year ending June 30, 2011 from grant reimbursements from Federal and other funds will be sufficient to meet all but $20.0 million of the balance of the annual contribution requirement. The November 2010 actuarial valuation determined the following employer contribution requirements, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet Governmental Accounting Standards Board (“GASB”) standards: (i) $1,023.5 million for fiscal year 2011-12; (ii) 1,045.0 million for fiscal year 2012-13 and (iii) $1,125.6 for fiscal year 2013-14. The adopted budgets for the State’s 2011-13 biennium appropriate $722.1 million and $715.5 in fiscal years 2011-12 and 2012-13, respectively, to fund in part the employer contribution requirements for those years. The State also applies anticipated grant reimbursements from Federal and other funds towards the funding of its employer contribution requirements. The November 2010 actuarial valuation is based upon certain stated assumptions including an 8.25% earnings assumption, projected salary increases of 4% to 20%, cost-of-living adjustments of 2.7%-3.6%, a social security wage base of 3.5%, inflation at 4% and the impact of phasing in an approximately 4.9% negative return on plan assets for the fiscal year 2009-10. For periods ending June 30, 2010, the State Treasurer has realized annualized net returns on investment assets in the State Employees’ Retirement Fund of 7.08% over the past twenty years, of 6.71% over the past fifteen years, of 2.89% over the past ten years and of 2.66% over the past five years. The November 2010 actuarial valuation uses an amortization method that calculates the annual amortization payments needed to amortize the State Employees’ Retirement Fund’s UAAL based on level percentage of payroll payments over a declining period of years, starting with 40 years as of July 1, 1991 for the contribution for the fiscal year beginning July 1, 1992. While this method of funding does lead to full funding by the end of the amortization period, the repayment of the UAAL is not level. Because of this, even if the State were to contribute the full amount of the actuarially recommended contributions and all other actuarial assumptions were met, the UAAL for the State Employee’s Retirement Fund would continue to grow during at least the first half of the initial amortization period. Further, two collective bargaining agreements with the State Employees Bargaining Agency Coalition negotiated in 1996 and 1997 designed to take advantage of sizable market gains in plan assets at the time, have the effect of further extending the period that the UAAL is expected to increase. After that, the actuarial recommended contributions will have grown to levels sufficient to fund significant reductions in the UAAL for the remainder of the amortization period, bringing the plan to full funding. The State is currently in year 19 of an initial 40 year amortization period.

The Teachers’ Retirement Fund provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of the State, with certain exceptions. As of June 30, 2010, there were (i) 63,998 active and former employees, consisting of 51,368 active members, 1,315 inactive vested members and 11,315 inactive non-vested members, (ii) 30,219 retired members and beneficiaries, and (iii) 274 members on disability allowance. Since fiscal year 2003-04, payments into the Teachers’ Retirement

Fund and investment income in each fiscal year, with the exception of fiscal year 2007-08, have been less than the benefits paid from the fund in such year. The most recent actuarial valuation dated November 3, 2010 indicated that the market value of the Teachers’ Retirement Fund’s investment assets was $11,397.1 million as of June 30, 2009 and $12,273.6 million as of June 30, 2010. The actuarial valuation also indicated that the Teachers’ Retirement Fund had assets, with an actuarial value of $14,875.4 million as of June 30, 2009 and $14,430.2 million as of June 30, 2010. The November 2010 actuarial valuation indicated that as of June 30, 2010, the Teachers’ Retirement Fund had actuarial accrued liabilities of $23,495.9 million and a UAAL of $9,065.7 million. Based on a market value of assets, the Teachers’ Retirement Fund had a funded ratio of 52.2% as of June 30, 2010. The November 2010 actuarial valuation indicated that as of June 30, 2010 the Teachers’ Retirement Fund had a funded ratio of 61.4% based on the actuarial value of the assets. The November 12, 2008 actuarial valuation determined the following employer contribution requirements: (i) $559.2 million for fiscal year 2009-10, and (ii) $581.6 million for fiscal year 2010-11. The State met its annual contribution requirement for fiscal year 2009-10. To meet the State’s annual contribution requirements for fiscal 2010-11, $581.6 million has been appropriated. The November 2010 actuarial valuation determined the following employer contribution requirements, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions, which contributions are sufficient to meet GASB standards: (i) $757.2 million for fiscal year 2011-12, and (ii) $787.5 million for fiscal year 2012-13. The adopted budgets for the State’s 2011-13 biennium contain appropriations sufficient to fully fund the employer contribution requirements for fiscal years 2011-12 and 2012-13. The November 2010 actuarial valuation was based upon an 8.50% earnings assumption, and projected salary increases of 4% and cost-of-living adjustments of 3.0% annually for members retired before September 1992 and 2.0% for members retired on and after September 1, 1992. For periods ending June 30, 2010, the State Treasurer has realized annualized net returns on investment assets in the Teachers’ Retirement Fund of 7.22% over the past twenty years, of 6.90% over the past fifteen years, of 3.10% over the past ten years and of 2.99% over the past five years. The November 2010 actuarial valuation uses an amortization method that calculates the amortization payment for the Teachers’ Retirement Fund’s UAAL that is included in the actuarially recommended employer contribution requirement based on a level percentage of payroll payments over a declining period of years, starting with 40 years as of July 1, 1991 for the contribution for the fiscal year beginning July 1, 1992. However, effective July 1, 2006 the GASB requirement for the net effective amortization period decreased to 30 years. The net effective amortization period for the computed State contribution amounts for the fiscal years 2009-10 and 2010-11 is 29.2 years. While this method of funding does lead to full funding by the end of the amortization period, the repayment of the UAAL is not level. Because of this, even if the State were to contribute the full amount of the actuarially recommended contributions and all other actuarial assumptions were met, the UAAL for the Teachers’ Retirement Fund would continue to grow during at least the first half of the initial amortization period. After that, the actuarial recommended contributions will have grown to levels sufficient to fund significant reductions in the UAAL for the remainder of the amortization period, bringing the plan to full funding. In April 2008 the State issued $2,276.6 million taxable general obligation bonds to partially fund the UAAL in the Teacher’s Retirement Fund and to pay other costs related to the financing. $2.0 billion of the proceeds of the pension obligation bonds were deposited into the Teachers’ Retirement Fund. The legislation authorizing the issuance of the pension obligation bonds requires the State while the bonds are outstanding to annually appropriate the actuarially-determined annual required contribution to the Teachers’ Retirement Fund, subject to certain exceptions for emergency or extraordinary conditions.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State currently finances the cost of such benefits on a pay-as-you-go basis. The State has established trust for the accumulation of assets with which to pay post-retirement life insurance benefits in future years. The State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits in future years. All employees hired on or after July 1, 2009 are required to contribute 3% of salary through their tenth year of service, to be deposited into the post-retirement health care benefits trust. Commencing July 1, 2010, employees with less than five years of service will be required to contribute 3% of salary through their tenth year of service, to be deposited into the trust. It is anticipated that contributions to the trust in fiscal years 2009-10 and 2010-11 will be completely expended on current benefit expense. Thereafter it is anticipated that the trust will begin to accumulate assets which will be available to fund future liabilities. The State will need to make significant General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years. For fiscal year 2009-10 $482.9 million was appropriated for such purposes. Implementation of GASB Statement No. 45 regarding accounting and financial reporting for post-employment benefits other than pensions requires the State to obtain an analysis of the UAAL of such post-retirement health care and life insurance benefits and to recognize the annual required contributions to fund those actuarial liabilities in its financial statements commencing with those for fiscal year 2007-08. In December 2010, the State received an actuarial valuation as of April 1, 2008 with respect to the State’s liability for post-retirement health care benefits (not including life insurance benefits) for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System. The December 2010 valuation indicates an OPEB actuarial accrued liability as of April 1, 2008 of $26.6 billion on an unfunded basis and $14.0 billion on a funded basis assuming the baseline medical inflation rate, which rate varies from 7.65% to 4.70% over time. The actuarial valuation determined the amount of the annual required contribution for the fiscal year ending June 30, 2009, based on a projected unit credit actuarial cost method, level percent-of-payroll amortization over 30 years, to be $1.94 billion on an unfunded basis, applying a 4.5% discount rate, and $1.20 billion on a funded basis, applying an 8.25% discount rate. The annual required contribution included the cost for both current eligible employees and retirees. It should be noted that because of the April 1, 2008 valuation date these results do not reflect the impact of the 2009 retirement incentive program or the State Employees Bargaining Agent Coalition 2009 mandatory OPEB contribution of 3% of salary by certain employees, as noted above. The next valuation will take these changes into account. The December 2010 valuation indicates that annual State payments for OPEB benefits are expected to rise sharply in coming years, both because medical and dental costs are expected to rise over time and because more employees will retire and receive State-paid OPEB benefits. The valuation projected State annual payments for OPEB benefits, net of any cost-sharing payments made by retirees, of $661.1 million for fiscal year 2011-12, rising to $1,179.0 million for fiscal year 2017-18, assuming the baseline medical inflation rate. The valuation also projected that the OPEB actuarial accrued liability is expected to grow over the ten fiscal year years 2007-08 through 2016-17, reaching approximately $45 billion, assuming an unfunded scenario. For fiscal years 2006-07, 2007-08, 2008-09 and 2009-10, the State paid $458.4 million, $498.2 million, $521.9 million and $525.5 million, respectively, for eligible employees’ health care costs. For fiscal years 2006-07, 2007-08, 2008-09 and 2009-10, the State paid $415.4 million, $450.4 million, $434.6 million and $527.9 million, respectively, for retirees’ health care costs. The State has appropriated $490.6 million for eligible employees’ and $595.2 million for retirees’ health care costs in fiscal year ending June 30, 2011.

The State is required to make General Fund appropriations to the Teachers’ Retirement Fund to cover one-third of retiree health insurance costs plus any portion of the balance of such costs which is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. No General Fund appropriations to the Teachers’ Retirement Fund to cover retiree health insurance costs have been made for fiscal years 2009-10 and 2010-11. The Teachers’ Retirement Board is monitoring the impact of the reduction in levels of State funding for fiscal years 2009-10 and 2010-11. The Teachers’ Retirement Board requested that the State appropriate $32.3 million and $34.4 million for fiscal years 2011-12 and 2012-13, respectively, to subsidize the Teachers’ Retirement Health Insurance Fund, which amounts have been included in the adopted budgets for the State’s 2011-13 biennium. Fund assets do not constitute plan assets for purposes of GASB Statements Nos. 43 and 45 and for actuarial valuation purposes fund assets are not treated as valuation assets available to offset the accrued liability of the plan. Since July 1, 1994, retiree health benefits have been self-insured. Implementation of GASB Statement No. 45 requires the State to obtain an analysis of the UAAL of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The State Teachers’ Retirement Board has received an actuarial valuation dated November 3, 2010 of the State’s liability with respect to post-retirement health care benefits for members of the Teachers’ Retirement Fund. The actuarial liability is determined directly as the present value of benefits accrued to date, where the accrued benefits for each member is the pro rata portion (based on service to date) of the projected benefit payable at death, disability, retirement or termination. The report indicates an UAAL as of June 30, 2010 of $2,997.9 million on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. The actuarial valuation determined a $177.1 million employer contribution requirement for the fiscal year ending June 30, 2011 and $184.1 million for the fiscal year ending June 30, 2012, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions.

Former Governor M. Jodi Rell established the State Post-Employment Benefits Commission (the “Commission”) pursuant to Executive Order, and charged the Commission with delivering a report that identifies the amount and extent of unfunded liabilities for pensions and other post-employment benefits, compares and evaluates advantages and disadvantages of various approaches for addressing unfunded pension liabilities and post-employment benefits, and proposes short and long-term plans for addressing unfunded pension liabilities and post-employment benefits. The Commission issued its Final Report (the “PEBC Report”) on October 28, 2010. The PEBC Report projected the annual costs related to contributions to the State Employees’ Retirement Fund and the Teachers’ Retirement Fund, debt service on the approximately $2.3 billion general obligation bonds issued in April 2008 to fund a $2.0 billion deposit to the Teachers’ Retirement Fund (collectively, “Non-OPEB Benefit Cost”), and pay-as-you-go basis cost of other post employment benefits (“OPEB Cost”) to be 11.2% of State expenditures for fiscal year 2010-11. Using various assumptions and absent any plan changes, the PEBC Report projected these costs will account for an increasing percentage of total State expenditures in the future, rising to 13.7% percent of State expenditures for fiscal year 2020-21, and 19.0% of State expenditures for fiscal year 2031-32. The primary component of the projected increases was OPEB Cost, which the PEBC Report assumed would continue to be addressed on a pay-as-you-go basis and have average annual cost increases of 10%. Using the PEBC Report’s assumptions, Non-OPEB Benefit Cost would be projected as 8.1% of State expenditures for fiscal year 2010-11, rising to 8.6% percent of State expenditures for fiscal year 2020-21, and 10.3% of State expenditures for fiscal 2031-32.

The State, its officers, and its employees are defendants in numerous legal proceedings. Although it is not possible to determine the outcome of these legal proceedings, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) a suit claiming that the State is in breach of a judicially and legislatively approved settlement to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools (the court has approved settlements of this action between the plaintiffs and the State and between the City of Hartford and the parties; a motion for reconsideration of that ruling was denied); (ii) purported class-actions on behalf of laid-off State employees alleging that they were laid off in violation of their constitutional rights and of state law, and claiming back wages, damages, attorneys’ fees, and costs; (iii) claims against the State filed by three manufacturers that agreed to participate in the 1998 Master Settlement Agreement (“MSA”) entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, contending that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers, which claims the Connecticut Supreme Court ruled in December 2008 the MSA required be arbitrated and which arbitration could result in the reduction or elimination of payments that the State receives under the MSA for any year that the State was found not to have diligently enforced its obligations; (iv) a purported class-action on behalf of similarly situated students in selected school districts claiming that the State’s primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for these students as purportedly reflected by both the educational challenges they face and their poor performance on State standardized measures, and seeking a declaratory judgment, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing court jurisdiction and attorneys’ fees and costs; (v) a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State’s Department of Children and Families pursuant to a 1991 Federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system; (vi) litigation involving claims by

Indian tribes and alleged Indian tribes to state land or sovereignty over portions of the state’s land area; (vii) arbitration proceedings initiated by a contractor against the State’s Department of Transportation pursuant to state statute alleging breaches of contract in connection with a construction project in Bridgeport; (viii) a class-action on behalf of individuals with mental illness in nursing facilities in the state claiming that the State has violated the Americans with Disabilities Act by failing to provide services to them in the most integrated setting appropriate to their needs; (ix) a suit filed in Federal court by a trade association representing for-profit nursing homes alleging that nursing homes are systematically undercompensated under Connecticut’s Medicaid payment system in violation of the Federal Medicaid Act and State and Federal constitutional guarantees against the taking of private property without just compensation, and seeking declaratory and injunctive relief that would require substantial modifications to the State’s nursing home Medicaid reimbursement system; (x) a counterclaim by a computer vendor against the State’s Department of Information Technology (“DOIT”) essentially for reputational harm to the computer vendor’s business arising out of DOIT’s termination of the vendor’s contract and the denial of the vendor’s bids for other computer contracts, as well as press statements and other communications relating to the matter; and (xi) an action in which the plaintiffs challenge the constitutionality of the State’s budget for the 2011-13 biennium (Roger Sherman Liberty Center, Inc., et al. v. Williams, et al., discussed above).

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

APPENDIX 4

Economic and Financial Conditions in Florida

The following information is a brief summary of factors affecting the economy of the State of Florida (the “State” or “Florida”) and does not purport to be a complete description of such factors. Other factors not described herein will affect the State. The summary is based upon one or more of the most recently publicly available offering statements relating to debt offerings of the State, including a recent official statement, dated June 8, 2011 (the “Official Statement”), for a State of Florida debt offering, however, it has not been updated. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Fund has not independently verified this information. The projections set forth in this Appendix were obtained from the Official Statement, the Florida Economic Estimating Conference held on February 21, 2011 (the “Florida Economic Estimating Conference”), the Florida Demographic Estimating Conference held on February 9, 2011, the Florida Revenue Estimating Conference for the General Revenue Fund held on March 18, 2011, the National Economic Estimating Conference held on February 11, 2011 (the “National Economic Estimating Conference”), the State of Florida Comprehensive Annual Financial Report for the year ended June 30, 2010 (the “State CAFR”) and information provided by the Florida Auditor General’s Report on Significant Findings and Financial Trends Identified in Local Government Entity Audit Reports and Annual Reports for fiscal year ending September 30, 2009 (Report No. 2011-186), the Report by the Florida Hurricane Catastrophe Fund, titled “Financial Statements and Other Financial Information for Years Ended June 30, 2010 and 2009,” the Florida Statistical Abstract 2010 (University of Florida, Warrington College of Business Administration, and Bureau of Economic and Business Research, 2010) (the “Florida Statistical Abstract”), and other sources described herein (collectively, the “State of Florida Report”).

Florida ranks as the fourth most populous state, with a population as of April 1, 2010 of approximately 18.77 million. This represents a 0.12% increase from April 1, 2009. Florida’s average annual population growth rate was 2.13% from 2000 to 2007, which exceeded the nation’s average annual population growth rate of 0.95% over the same period. However, Florida’s population growth has slowed recently, with the average annual growth rate decreasing to 0.66% between 2008 and 2010, compared to the relatively stable average annual growth rate for the U.S. of 0.79% for the three year period. Typically there are two drivers of population growth — natural increases (births minus deaths) and net migration (people moving into the state minus people moving out of the State. Historically, Florida’s population growth has been driven by positive net migration, but the State has experienced record low levels of net migration in recent years, resulting into the slowed population growth.

The age distribution of Florida’s population differs from that of the nation because Florida has a somewhat larger elderly population and a slightly smaller working age population than the nation. Florida’s estimated 2010 population age 65 or older is 17.6% of the State’s population and is projected to decrease to 16.0% by 2020. Comparatively, the nation’s population aged 65 or older is approximately 12.9% and is expected to increase to 16.0% by 2020. Florida’s working age population (18-64) is currently 60.4% of the State’s population and is expected to decline to 57.6% by 2020, and by comparison, the U.S. working age population (18-64) is 62.7% of total population with a projected decline to 60.0% in 2010.

Historically, the State’s unemployment rate generally tracked below the national average. However, as reflected in the table below, beginning in 2008-09 the State’s unemployment rate has been higher than the national average.

Unemployment Rate, Florida vs. U.S.

Fiscal Years 2000-2010

	Annual Average Unemployment Rate (percent)
Fiscal Year	Florida	U.S.

1999-00	3.8%	4.1%

2000-01	4.0	4.1

2001-02	5.4	5.5

2002-03	5.5	6.0

2003-04	5.0	5.8

2004-05	4.3	5.3

2005-06	3.5	4.8

2006-07	3.6	4.5

2007-08	4.7	4.9

2008-09	8.3	7.6

2010-11	11.6	9.8

Source:	Florida Office of Economic and Demographic Research, July, 2010 National Economic Estimating Conference and the July, 2010 Florida Economic Estimating Conference

The structure of Florida’s income differs from that of the nation and the Southeast. Because Florida has an older and proportionally larger retirement age population than most states, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers’ compensation and veterans benefits, among other sources of income) are major sources of income.

In November, 2004, Florida voters elected to raise the statewide minimum wage to a level above the Federal minimum wage and thereafter indexed to inflation each year. The annual calculation is based on the percentage change in the Federal Consumer Price Index for urban wage earners and clerical workers in the South Region for the 12-month period prior to September 1, 2010. Effective June 1, 2011 the State’s minimum wage was set to $7.31 per hour ($4.29 for those wages hourly wages in the tipping industry). The Federal minimum wage is currently $7.25 per hour. The Fund can not predict whether the wage increase will have an adverse impact on Florida’s economy.

Tourism remains an important aspect of the State’s economy, and its financial impact is reflected in a broad range of market sectors, including transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, gift shops and theme park admissions. Approximately 82.3 million people visited the State in calendar year 2010 compared to approximately 80.9 million visitors in calendar year 2009, according to Visit Florida, the direct support organization for the Florida Commission on Tourism. The Florida Economic Estimating Conference has estimated an increase of 1.9% and 4.1% in visitors to Florida during fiscal years 2010-11 and 2011-12, respectively, compared to each of the respective preceding years. Visitors to the State’s public parks and recreation areas totaled 20,110,021 for fiscal year 2010-11, a 6.3% decrease over the prior fiscal year according to the Florida Statistical Abstract (Table 19.53). In 2009, accommodation and food services contributed 4.00% of the State GDP’s service component and arts, entertainment and recreation contributed 1.7%.

Historically, Florida’s total personal income has grown at rates similar to those of the U.S. and other Southeastern states. From 2000 to 2009, Florida total personal income grew by approximately 50.0% and per capita income expanded approximately 29.9%. During the same period, the nation’s total and per capita personal income increased by 40.5% and 29.1%, respectively. However, between 2008 and 2009, total personal income decreased in Florida (2.7%) and the nation (1.7%), and per capita personal income decreased in Florida (3.3%), the Southeast (2.0%) and the nation (2.6%). Florida per capita income remains above the Southeast region average, but below the national average.

The State’s fiscal year begins July 1 and ends June 30. Hurricanes struck the State during the 2004 and 2005 hurricane seasons and resulted in mass evacuations of coastal areas and the declaration of a Presidential Disaster Area encompassing 45 of the State’s 67 counties. These and future hurricanes could significantly adversely change the State’s economic outlook. There has been no official analysis of and the Fund cannot predict the impact of possible future hurricanes on the State’s economy, although such events are likely to adversely impact the State’s tourist industry and other economic factors in the State discussed in this Appendix.

The construction sector is an important element of the State’s economy, accounting for approximately 5.1% of the State’s 2009 GDP. Rapid population growth was the driving force behind the State’s construction industry. The State, like many other parts of the nation, has recently experienced a strong downturn in the housing market, which has impacted a number of segments of the Florida economy. However, as described in the State CAFR, although Florida’s housing market reflects national trends, it has proven more vulnerable to the real estate market downturn. According to the State CAFR, while statewide home sales grew strongly throughout the 2009-10 fiscal year (averaging 31% growth over the prior year), median prices fell another 10%, leading to the fourth year of declines since the 2005-06 fiscal year. Total collections of documentary stamp taxes, which largely result from sales of real estate, declined 2.4% compared to the prior fiscal year.

There has been no official analysis of and the Fund cannot predict the impact of the housing and general economic downturn on the State’s economy, although these downturns are likely to adversely impact economic factors in the State discussed in this Appendix. See “Projections” herein. The following table shows housing starts and construction values from 1999 through 2008:

Florida Housing Starts and Construction Value: 1999-2008

			Construction Value (millions of current dollars)
	Housing Starts (thousands)		Private Residential
Year	Single Family	Multi-Family	Single Family	Multi-Family

1999	99.1	68.0	$12,531.5	$ 4,377.6

2000	97.6	63.1	13,917.8	4,848.6

2001	107.3	60.7	16,182.7	5,318.5

2002	122.4	63.4	19,613.8	5,585.3

2003	146.5	68.7	24,818.0	6,690.5

2004	172.3	80.2	31,581.4	8,927.0

2005	193.1	90.5	38,569.2	11,633.2

2006	132.6	85.8	32,409.0	14,044.8

2007	63.8	57.5	16,468.1	11,040.3

2008	34.3	24.9	9,688.5	5,465.7

Source:	F.W. Dodge Statistical Service; Office of Economic and Demographic Research, The Florida Legislature, March 2009.

According to the Florida Economic Estimating Conference the Single Family Housing Starts in 2008-09 and 2010-11 were 25,600 and 29,800 respectively, and the Multi-Family Housing Starts in 2008-09 and 2010-11 were 17,000 and 5,500. The Florida Economic Estimating Conference projects that in 2010-11 Single Family Housing Starts will be 28,700 and Multi-Family Housing Starts will be 7,600.

Florida Budget

Fiscal Year 2010-11. During the fiscal year, the budget for Fiscal Year 2010-11 has been adjusted for trust fund activities, resulting in an adjusted total budget of $70.7 billion, an increase of $2.9 billion or 4.3% over the prior fiscal year final budget of $67.8 billion. The increase in the total budget primarily consists of increased spending for health and human services in the amount of $1.5 billion and approximately $1.0 billion of unexpended and reauthorized education funding from the Fiscal Year 2009-10 budget. The budget includes an estimated $2.6 billion available under the Federal Stimulus Bill, with approximately $1.1 billion for health and human services and $1.4 billion for education.

The General Fund budget of $24.0 billion is expected to be funded by general revenue collections, $367 million in trust fund transfers to the General Fund and approximately $1.2 billion from reserves. The March 2011 Revenue Estimating Conference revised the prior forecast for the General Fund balance at year end upward by $80.8 million to $330.0 million; however, after the $35.8 million in adjustments resulting from the 2011-12 General Appropriations Act, the estimated General Fund balance at fiscal year end would be $294.2 million. Taking into account the Budget Stabilization Fund balance of $281.3 million, projected General Fund reserves based on the revised estimates would total $575.5 million or 2.6% of general revenues at fiscal year end. At the end of Fiscal Year 2010-11, trust fund reserve balances are estimated to total $2.4 billion, including $769 million in the Lawton Chiles Endowment Fund and $1.6 billion in various other trust funds. The inclusion of trust fund reserve balances increases the estimated total reserves to approximately $3.0 billion or 13.1% of general revenues at fiscal year end.

The Long-Range Financial Outlook for Fiscal Years 2011-12 through 2013-14, dated September 15, 2010, was prepared pursuant to Article III, Section 19(c)(1) of the Florida Constitution and in accordance with Section 216.012, Florida Statutes (the “Long-Range Report”). The Long-Range Report evaluates anticipated recurring and non-recurring general revenues for the period, and subtracts the State’s base budget, critical needs, and other high priority needs projected to be funded from general revenues. The Long-Range Report projected budget gaps for Fiscal Years 2011-12, 2012-13 and 2013-14 of $2.5 billion, $2.8 billion and $1.9 billion, respectively. However, the December 2010 Revenue Estimating Conference revised revenue estimates thereby increasing the projected budget gap for Fiscal Year 2011-12 to $3.5 billion. The budget gap for Fiscal Year 2011-12 was resolved primarily by reducing spending, generally not replacing spending of Federal stimulus funds, and requiring public employee pension contributions.

To help fund its unemployment compensation program, the State began taking advances from the Federal government in August 2009. The balance of Federal advances at the end of Fiscal Year 2009-10 was approximately $1.6 billion.

Fiscal Year 2011-12. In the 2011 legislative session that ended May 7, 2011, the State Legislature adopted the General Appropriations Act (the “Budget”) for fiscal year 2011-12. After the Governor’s $615 million in vetoes, the Budget totals $69.2 billion, a decrease of approximately $1.5 billion or 2.1% less than the adjusted prior fiscal year budget. The projected budget gap for Fiscal Year 2011-12 was addressed primarily through spending reductions ($1.2 billion), generally not replacing spending of Federal stimulus funds ($0.9 billion), and requiring public employee pension contributions ($1.3 billion). The General Fund budget totals $23.2 billion and will be primarily funded by general revenue collections and $373.9 million from trust fund transfers.

Based on the current revenue estimates, the spending levels established by the Budget would generate an operating surplus for fiscal year 2011-12. Preliminary estimates would increase the General Fund balance to approximately $1.2 billion by the end of fiscal year 2011-12. The Budget Stabilization Fund is estimated to increase to $496 million, with a $214.5 million transfer to the fund authorized in the Budget. Taking the Budget Stabilization Fund into account, projected General Fund reserves would total approximately $1.7 billion at fiscal year end. At the end of fiscal year 2011-12, trust fund reserve balances are estimated to total $1.5 billion, including an estimated $795 million in the Lawton Chiles Endowment Fund and $713 million in various other trust funds. The inclusion of trust fund reserve balances increases the estimated total reserves to approximately $3.2 billion or 13.4% of general revenues at fiscal year end.

Estimates are based on information available at the time of the estimates. Such estimates are subject to revision as additional information becomes available. Also, estimates are subject to risks and uncertainties which may cause results to differ materially from those estimates set forth above. No assurance is given that actual results will not differ materially from the estimates provided above.

Florida Revenues

Primary Sources of Revenue. Unlike many other jurisdictions, the State does not levy ad valorem taxes on real property or impose a personal income tax. The sales and use tax is the greatest single source of tax receipts in the State, although not all of these receipts are credited to the General Fund. For fiscal year 2009-10, receipts from this source totaled $16,014.7 million, a decrease of approximately 3.1% from the prior fiscal year. In fiscal year 2008-09, sales and use tax decreased by approximately 10.3% from the prior fiscal year. The Legislature has, from time to time, temporarily waived collection of sales taxes on such items as clothing under certain prices, school supplies, and hurricane supplies.

The second largest source of State tax receipts is the Motor Fuel Tax. Collections from this source during fiscal year 2009-10 were $1,855.4 million (an increase of approximately 1.70% from the prior fiscal year), although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the General Fund.

Other Sources. The receipts of corporate income tax for fiscal year 2009-10 were $1,790.0 million, a decrease of approximately 2.4% from the previous fiscal year. Alcoholic beverage tax revenues increased approximately 0.6% to $585.7 million for fiscal year 2009-10. Gross Receipts tax collections for fiscal year 2009-10 totaled $1,097.7 million, a decrease of approximately 2.53% from the previous fiscal year. Total collections from intangible personal property taxes were $158.7 million during fiscal year 2009-10, a decrease of approximately 20.65% from the previous fiscal year. The Florida Legislature, effective January 1, 2007, repealed the Florida intangible tax on securities and investments, thereby effectively eliminating the tax on intangible personal property held on or after January 2, 2006. Consequently, Florida residents do not receive any State tax benefits from investing in Florida Fund. A non-recurring intangible tax continues to be levied on notes, bonds and other obligations for the payment of money secured by liens on Florida realty and on governmental leaseholds, with such proceeds being deposited to the General Fund.

Estate Tax. The State Constitution generally limits the tax on resident decedents’ estates to the aggregate amount allowable as a credit against Federal estate tax or State death taxes paid and thus the State’s estate tax did not increase the estate’s total Federal estate tax liability. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the State death tax credit was reduced annually by 25% from 2002 through 2004, and a total repeal of that credit occurred in 2005. These reductions and elimination of the Federal estate tax credit reduced the amount of taxes collected at the State level. As a result of these changes, the estate tax was eliminated beginning in fiscal year 2007-08 and unless modified by Congress may again become applicable in the future. There is much debate in Congress over whether a restoration will occur, or whether Congress will enact a different law regarding estate tax. The Fund cannot predict the impact of the elimination or resurrection of the estate tax on State finances.

Lottery Revenue. Commencing July 1, 2005, lottery revenues are statutorily authorized to be distributed as follows: (1) variable percentages of the gross revenue from the sale of on-line and instant (scratch-off) lottery tickets, as determined by the Department of Education of the State, will be paid as prizes and deposited in the Educational Enhancement Trust Fund in a manner designed to maximize the amount of funds deposited in the Educational Enhancement Trust Fund; (2) the remaining funds will be used for the payment of administrative expenses of the Department of Education of the State, including all costs incurred in the operation and administration of the lottery and all costs resulting from any contracts entered into for the purchase or lease of goods or services required by the lottery, and (3) the unencumbered balance which remains after such payments at the end of the fiscal year will be transferred to the Educational Enhancement Trust Fund. In fiscal year 2008-09 education received approximately $1,284.8 million of these revenues, an increase of approximately 0.57% over the previous fiscal year.

Projections

Projections of General Revenue funds are developed by the Consensus Revenue Estimating Conference for the General Revenue Fund (the “Revenue Estimating Conference”), which is comprised of representatives from the State House of Representatives, the State Senate, the Governor’s Office, the Office of Economic and Demographic Research and the Department as a nonvoting member, primarily as a data source. The Consensus Revenue Estimating Conference meets at least semiannually to review and revise their estimates.

The Revenue Estimating Conference met most recently on March 18, 2011. The following information is derived from the Executive Summary of the Revenue Estimating Conference for the General Revenue Fund held on March 18, 2011.

Since the December (2010) General Revenue Estimating Conference, underlying revenue sources have displayed mixed results, with overall collections running slightly above estimate. While most sources increased over collections during the same months last year, some were significantly below the official estimates. Further, the pace of the housing and employment recovery has slowed, as reflected in the new economic forecast for Florida. Consequently, the Revenue Estimating Conference has lowered elements of its near-term forecast, while recognizing the previous gains. For fiscal year 2010-11, expected revenues were increased by $31.2 million or 0.1% above the earlier forecast. For fiscal year 2011-12, expected revenues were decreased by $215.8 million or 0.9% below the earlier forecast. These forecasts do not specifically identify any losses related to the Deepwater Horizon oil spill.

The revised fiscal year 2010-11 revenue estimate is $889.4 million or about 4.1% above final collections for fiscal year 2009-10. The fiscal year 2011-12 forecast remains positive with projected growth of 6.4% over the revised fiscal year 2010-11 estimate.

Overall, the adjustments to the forecast indicate an economy that is still in the early stages of an abnormally slow recovery. Even though the Conference increased the estimate for the current year, the estimate for future years was lowered based on the slower recovery indicated by the new economic forecast. Revenue estimates are primarily affected in the following ways:

•

Sales Tax. For the rest of this year (2011), Sales Tax collections were adjusted upwards in all categories with the exception of business investment. For next year (2012), the growth in Sales Tax collections was lowered from the December (2010) forecast in four of the six categories. Because this revenue source is so large, even modest adjustments cumulate to large numbers. Sales Tax estimates were essentially unchanged in fiscal year 2010-11, increasing by $4.1 million. They were lowered by $170.6 million in fiscal year 2011-12.

•	Corporate Income Tax. Anticipated receipts from the Corporate Income Tax were decreased in response to the year-to-date losses to the estimate and a lower U.S. corporate profits forecast.

•

Medical and Hospital Fees. Medical and Hospital Fees are reimbursements from county governments for certain services provided to county residents through Florida’s Medicaid program. Collections were decreased to reflect the fact that this source has been regularly below the estimate.

Overall, the Conference remains cautiously optimistic in spite of rising fuel and food prices, as well as other global economic disruptions. Underlying the forecast is the assumption that recovery has been underway since the late spring of 2010, but with growth rates that were more anemic than originally anticipated. Revenue collections are not anticipated to exceed the fiscal year 2005-06 banner year until fiscal year 2013-14.

Estimates are based on information available at the time of the estimates. Such estimates are subject to revision as additional information becomes available. Also, estimates are subject to risks and uncertainties which may cause results to differ materially from those estimates set forth above. No assurance is given that actual results will not differ materially from the estimates provided above.

Income Tax

The State Constitution does not permit a State or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State. An amendment to the State Constitution requires approval by at least sixty percent of the electors voting on the measure.

Property Tax and Reforms

Exemptions from ad valorem property taxation include the first $25,000 of assessed value for a permanent residence (and effective January 1, 2008, an additional exemption as described in the following paragraph); property owned by certain permanently and totally disabled persons; renewable energy source improvements; inventory; property used by not-for-profit hospitals, nursing homes, homes for special services and property used by homes for the aged; educational-use property; property owned and used by labor organizations for educational purposes; community centers; governmental property; property owned by not-for-profit water and sewer companies; the first $500 of property of every widow or widower, blind person or disabled person, and property held by a port authority and any leasehold interest in such property to the same extent that county property is immune from taxation. Property valuations for homestead property are also currently subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less, which is commonly referred to as the “Save Our Homes Limitation.” If the property loses its homestead status, it is re-valued at full just value on the next tax roll.

The State Legislature initiated a substantial review and reform of the State’s property tax structure in fiscal year 2007. During a special legislative session that ended on June 14, 2007, the Florida Legislature adopted Chapter 2007-321, Laws of Florida, a property tax plan which has significantly impacted ad valorem tax collections for the State’s local governments. One component of the adopted legislation required counties, cities and special districts to rollback their millage rates for the 2007-08 fiscal year to a level that, with certain adjustments and exceptions, would generate the same level of ad valorem tax revenue as in fiscal year 2006-07; provided, however, depending upon the relative growth of each local government’s own ad valorem tax revenues from 2001 to 2006, such rolled back millage rates were determined after first reducing 2006-07 ad valorem tax revenues by zero to nine percent (0% to 9%). In addition, the legislation limits how much the aggregate amount of ad valorem tax revenues may increase in future fiscal years to the rate of change in the State’s per capita income. School districts are not required to comply with these particular provisions of the legislation. A local government may override certain portions of these requirements by a supermajority, and for certain requirements, a unanimous vote, or by referendum approval. Local governments who do not comply with the property tax reforms may not participate in the distribution of local government half-cent sales tax revenue during the 12 months following a determination of non-compliance by the State’s Department of Revenue.

Over the last few years, the Save Our Homes assessment cap and portability provisions described above have been subject to legal challenge. The courts in each case have upheld the constitutionality of such provisions; however, there is no assurance that any future challenges as to such provisions will not be successful.

In addition to the legislative activity described above, three constitutional amendments were approved by the voters of the State in November 2008, which will, among other things, do the following: (a) allow the Legislature, by general law, to exempt from assessed value of residential homes, improvements made to protect property from wind damage and installation of a new renewable energy source device; (b) assess specified working waterfront properties based on current use rather than highest and best use; (c) beginning in 2010, provided property tax exemption for real property that is perpetually used for conservation; and, for land not perpetually encumbered, requires the State Legislature to provide classification and assessment of land use for conservation purposes solely on the basis of character or use.

Additionally, during its 2009 session, the State Legislature passed House Bill 833, which provides an additional homestead exemption for deployed military personnel. The exemption would equal the percentage of days during the prior calendar year that the military homeowner was deployed outside of the United States in support of military operations designated by the Legislature. The measure was approved by the voters at the November 2010 general election and took effect January 1, 2011. Any potential impact on the Fund as a result of such exemptions cannot be ascertained at this time.

The State Legislature convened for its 2011 Regular Session on March 8, 2011. During this Regular Session, the State Legislature passed House Joint Resolution 381 (“HJR 381”), which requires approval by 60% of the voters at the next general or special election of the State. Among other things, HJR 381, (i) authorizes the State Legislature to prohibit by general law the increase of assessed value for property whose fair market value declined over the prior year; (ii) reduces the limitation on annual increases of non-homestead property from 10% to 5% (the 5% cap sunsets in 2023); and (iii) provides an additional homestead exemption of 50% (additional exemption is reduced to 0% in five years or until the property is sold) of just value of the property for first-time homeowners. The additional homestead exemption for first-time homeowners does not apply to school property taxes. At present, it is uncertain if this proposal will be approved by the voters and any potential impact on the Fund cannot be determined at this time.

Florida, like much of the nation, has experienced a strong downturn in the housing market, which has impacted a number of segments of the Florida economy. As described earlier, the impact on Florida has been more pronounced due to the decrease in demand for second homes and a drop in speculative investment activity for prior years and a decrease in population growth. The downturn in the housing market has also depressed property values in Florida, thereby impacting the amount of ad valorem property taxes that are collected by local governments in the State.

State Revenue Limitations

The State Constitution limits the amount of State revenues collected for any fiscal year to the amount of State revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter are required to be refunded to taxpayers as provided by general law. The constitutional limitation on State revenues may be increased by a two-thirds vote of the Legislature.

State revenues are generally defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the revenue categories exempt from the constitutional limitation include: (i) revenues necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (ii) revenues used to provide matching funds for the Federal Medicaid program with certain exceptions; (i) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected.

Risk of Hurricanes

Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1999, 2004, and 2005 hurricane seasons. In 2004, four major hurricanes struck Florida, with significant damage occurring in the overwhelming majority of the State’s counties. In addition to the destruction of property caused by the storms, businesses suffered a significant amount of down time, with resulting personnel layoffs. The 2005 hurricanes caused significant damage, destruction of property and disruption of business and commerce across the entire southern third of the State, including the major population centers of Fort Lauderdale, Miami and West Palm Beach. Moderate damage was also suffered in certain portions of the western Florida Panhandle. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

In 2002, the State combined the Florida Residential Property and Casualty Joint Underwriting Association and the Florida Windstorm Underwriting Association and created Citizens Property Insurance Corporation

(“Citizens”). Citizens was created to provide property insurance to homeowners in high-risk areas and others who cannot find coverage in the open, private insurance market. Citizens provides (i) multi-peril personal residential policies, (ii) multi-peril commercial residential policies (i.e. condominium and apartment buildings) and (iii) wind only personal and commercial policies. Citizens, as of May 31, 2011, has more than 1.35 million policies in force (see www.citizensfla.com). Recent changes to State law affecting eligibility requirements and insurance premiums that may be charged by Citizens has resulted in Citizens being able to compete with private insurers. To fund actuarial deficits Citizens is authorized to collect assessments and surcharges from its policy holders, regular assessments on other insurance companies which are passed through to their policyholders and emergency assessments which are collected by Citizens and other insurance companies from their policyholders which are designed to pay off long-term debt. According to the Report by the Florida Hurricane Catastrophe Fund, titled “Financial Statements and Other Financial Information” for years ended June 30, 2010 and 2009, the Florida Hurricane Catastrophe Fund had total net assets of approximately $3.23 billion as of June 30, 2010. The State of Florida was not hit by any hurricanes during the 2006 through the 2009, inclusive, season. Future hurricanes or other natural disasters may result in catastrophic losses to Citizens that may require additional State funds to subsidize the losses. Depending on the magnitude of Citizens’ losses, the State’s revenues may be inadequate to meet its obligations.

State Ratings

As of July 2011, the State had an implied general obligation bond rating of “Aa1” from Moody’s Investors Service, Inc., “AAA” from Standard & Poor’s and “AAA” (negative outlook) from Fitch Ratings.

As of June 30, 2010 the State had $28.2 billion of debt outstanding of which $23.56 billion was full faith and credit debt that was issued to finance capital outlay for educational projects of both local school districts, community colleges and State universities, environmental protection and highway construction and the balance was self supported debt. Since July 1, 2010 the State has issued (net of certain refunded bonds) $445 million of full faith and credit debt and $332 million of self supporting bonds.

According to the State CAFR, annual debt service payments on net tax-supported debt totaled $2.1 billion for 2010, an increase of $37 million from the prior year. Annual debt service payments are projected to increase from $2.1 billion to $2.3 billion over the next three years, based on projected bond issuance. The State’s benchmark debt ratio of debt service to revenues available to pay debt service has improved over the past year from 7.91% for fiscal year 2009 to 7.39% for fiscal year 2010. Although the benchmark debt ratio improved, when considering the impact of accrued debt service on refunded debt and annualized debt service on bonds issued during the year, the benchmark debt ratio increases to 7.86%, which is comparable to the prior year and negates the apparent improvement.

Report of State’s Auditor General

In Report No. 2011-186 of the State’s Auditor General for the fiscal year ending September 30, 2009, it was reported that the audit reports submitted by 77 local governments entities not exempt from statutorily mandated audit report filing requirements contain a statement that the local governmental entity has met one or more statutory conditions indicating a possible state of financial emergency and subjecting the local government to review and possible oversight by the Governor or the Commissioner of Education as provided in Section 218.503, Florida Statutes. This is an increase from the 63 local governments listed in a state of possible financial emergency in Report No. 2010-113 of the State’s Auditor General for the fiscal year ending September 30, 2008.

A total of 92 local government entities were reported as experiencing deteriorating financial conditions, an increase as compared to the prior fiscal year (compared to 62 local governments listed in Report No. 2010-113 of the State’s Auditor General for the fiscal year ending September 30, 2008). Meeting a statutorily defined condition indicating financial emergency is not necessarily indicative of a local governmental entity’s solvency or ability to pay its current financial obligations. However, if the Governor or the Commissioner of Education, as appropriate, determines that the local government entity or the district school board needs State assistance to resolve the condition, that local government is considered to be in a state of financial emergency. The operations of all entities meeting one or more of the financial emergency conditions may be adversely affected.

Florida Retirement System and Other State Retirement Benefits

Pension. The Florida Retirement System (“FRS”) provides retirement, disability and death benefits for participating public employees. The FRS is a cost-sharing, multiple employer, pension plan. The FRS Defined Benefit Program is administered by the Division of Retirement in the Department of Management Services. The Public Employee Optional Retirement Program (also referred to as the FRS Investment Plan), the defined contribution plan alternative to the Defined Benefit Program, is administered by the State Board of Administration. In addition to these two primary, integrated programs there are non-integrated defined contribution plan alternatives available to targeted employee groups in the State University system, the State Community College System, and members of the Senior Management Service Class.

Membership in the FRS is compulsory for employees working in regularly established positions for a State agency, county governmental unit, district school board, State university, State community college or participating city or special district. Participation by cities, municipalities and special districts, although optional, is generally irrevocable once the election to participate is made.

The State Legislature recently passed Senate Bill 2100 (“SB 2100”), which has been signed by the Governor, making substantive changes to the FRS. SB 2100 requires that all FRS Pension Plan and FRS Investment Plan members (except those in the deferred retirement option program (“DROP”)) contribute 3% of their income on a pretax basis. SB 2100 also reduces the annual interest rate from 6.5% to 1.3% per year for any member who enters the DROP on or after July 1, 2011. Under SB 2100 there will be no FRS Pension Plan cost-of-living adjustment (“COLA”) earned on or after July 1, 2011. There will be a reduced COLA if a member’s retirement or DROP participation date is effective on or after August 1, 2011. SB 2100 also makes a number of changes applicable only to members enrolling in the FRS Pension Plan after July 1, 2011.

For additional information see the Florida Retirement System Pension Plan Annual Report under the “System Information” tab of the “Publications” page on their website at: http://frs.myflorida.com or contact the Division of Retirement, P.O. Box 9000, Tallahassee, Florida 32315-9000.

The charts below show the funding progress for the FRS which presents multi-year trend information about whether the actuarial value of plan assets are increasing or decreasing over time relative to the actuarial accrued liability for benefits.

SCHEDULE OF FUNDING PROGRESS FOR THE FLORIDA RETIREMENT SYSTEM (thousands of dollars)

Actuarial Valuation Date	Actuarial Value of Assets (A)	Actuarial Accrued Liability (AAL) - Entry Age (B)	Unfunded ML (UAAL) (B-A)	Funded Ratio (A/B)	Covered Payroll (C)(1)	UAAL as % of Covered Payroll (B-A)/C

7/1/06	117,159,615	110,977,831	(6,181,784)	105.57	25,327,922	(24.41)

7/1/07	125,584,704	118,870,513	(6,714,191)	105.65	26,385,768	(25.45)

7/1/08	130,720,547	124,087,214	(6,633,333)	105.35	26,891,340	(24.67)

7/1/09(3)	118,764,692	136,375,597	17,610,905	87.09	26,573,196	66.27

7/1/10	120,929,666	139,652,377	18,722,711	86.59	25,765,362	72.67

(1)	Includes deferred retirement option program (DROP) payroll.

Source:	Florida Department of Management Services, Division of Retirement, Florida Retirement System Annual Reports.

MARKET VALUE OF ASSETS (thousands of dollars)

Fiscal Year	Market Value of Assets (A)(1)	Actuarial Accrued Liability (AAL) - Entry Age (B)(2)	Funded Ratio (%) (A/B)

2006	118,354,931	110,977,831	106.65

2007	136,280,545	118,870,513	114.65

2008	126,936,897	124,087,214	102.30

2009	99,579,208	136,375,597	73.02

2010	109,344,318	139,652,377	78.30

(1)	Source: State Board of Administration. Market value determined as of June 30 of each year.
(2)

Source: Florida Department of Management Services, Division of Retirement, Florida Retirement System Annual Reports. Actuarial accrued liability is determined as of the July 1 immediately after the end of each Fiscal Year.

Retiree Health Insurance Subsidy Program. The Retiree Health Insurance Subsidy Program (“HIS”) is a cost-sharing multiple employer defined benefit pension plan. The HIS program is designed to provide a monthly payment to assist retirees of the state-administered retirement systems in paying their health insurance costs. The HIS Program is funded by required contributions from FRS participating employers as set by the State Legislature as a percentage of gross compensation for all active FRS members.

RETIREE HEALTH INSURANCE SUBSIDY PROGRAM SCHEDULE OF FUNDING PROGRESS (in thousands)

Actuarial Valuation Date	Actuarial Value of Assets (A)	Actuarial Accrued Liability (AAL) Entry Age (B)	Unfunded AAL (UAAL) (B-A)	Funded Ratio (A/B)	Annualized Covered Payroll(1) (C)	UAAL as a Percentage of Covered Payroll ((B-A)/C)

7/1/06	$192,808	$4,667,058	$4,474,250	4.13%	$27,712,320	16.15%

7/1/08	$275,139	$5,109,683	$4,834,544	5.38%	$30,665,477	15.77%

7/1/10	$291,459	$8,464,530(2)	$8,173,071	3.44%	$31,717,281	25.77%

(1)	Includes DROP and Public Employee Optional Retirement Program (PEORP).
(2)	The actuarially assumed investment rate of return decreased from 7.75% to 4.00%, resulting in an increase in the actuarially accrued liability.

Source:	Florida Department of Management Services, Division of Retirement, Florida Retirement System Annual Reports.

SCHEDULE OF EMPLOYER CONTRIBUTIONS (in thousands)

Year Ended 6/30	Annual Required Contribution(1)	Percent Contributed

2006	N/A(2)	N/A

2007	$363,175	90%

2008	$391,847	85%

2009	$395,256	86%

2010	$409,546	81%

(1)

The Annual Required Contribution is the actuarially determined cost of the benefits allocated to the current year, consisting of the normal costs, that is the portion of the actuarial present value of the benefits and expenses which is allocated to a valuation year, and a payment to amortize the unfunded actuarial accrued liability.

(2)	First valuation completed July 1, 2006, which determined ARC for fiscal year 06-07.

Source:	State of Florida Annual Financial Reports and Florida Department of Management Services, Division of Retirement.

Other Post-Employment Benefits. The State provides healthcare benefits to its current and retired employees. The State implicitly subsidizes the healthcare premium rates paid by retirees by allowing them to participate in the same group health plan offered to active employees. Although retirees pay 100% of the premium amount, the premium cost to the retiree is implicitly subsidized due to healthcare costs increasing with age, along with the commingling of the claims experience in a single risk pool with a single premium determination for active employees and retirees under the age of 65.

OTHER POST EMPLOYMENT BENEFITS SCHEDULE OF FUNDING PROGRESS* (in thousands)

Actuarial Valuation Date	Actuarial Value of Assets (A)	Actuarial Accrued Liability (AAL) Entry Age (B)	Unfunded AAL (UAAL) (B-A)	Funded Ratio (A/B)	Annualized Covered Payroll (C)	UAAL as a Percentage of Covered Payroll ((B-A)/C)

7/1/07	$0.00	$3,081,834	$3,081,834	0.00%	$6,542,945	47.10%

7/1/08	$0.00	$2,848,428	$2,848,428	0.00%	$6,492,858	43.87%

7/1/09	$0.00	$4,831,107	$4,831,107	0.00%	$7,318,965	66.01%

7/1/10	$0.00	$4,545,845	$4,545,845	0.00%	N/A	N/A

*	This information relates to the cost-sharing plan as a whole, which the State is one participating employer. The State’s participation in both the actuarial accrued liability is approximately 77%.

Source:	State of Florida Comprehensive Annual Financial Reports and Florida Department of Management Services, Division of State Group Insurance.

SCHEDULE OF EMPLOYER CONTRIBUTIONS (in thousands)*

Year Ended 6/30	Annual Required Contribution	Percent Contributed

2008	$200,973	43.70%

2009	$186,644	54.36%

2010	$336,419	30.87%

*	This information relates to the cost-sharing plan as a whole, which the State is one participating employer. The State’s participation in both the actuarial accrued liability is approximately 77%.
**	The Annual Required Contribution is the actuarially determined cost of the benefits allocated to the current year, consisting of the normal cost, that is the portion of the actuarial present value of the benefits and expenses which is allocated to a valuation year, and a payment to amortize the unfunded actuarial accrued liability.

Source:	State of Florida Comprehensive Annual Financial Reports and Florida Department of Management Services, Division of State Group Insurance.

APPENDIX 5

Additional Information Concerning Massachusetts Municipal Obligations

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (the “State,” the “Commonwealth” or “Massachusetts”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such official statement being dated March 15, 2011, as supplemented as of May 6, 2011. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer.

Economic Information

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last 25 years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next 25 years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen month stretch between 2006 and 2007, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The State unemployment rate fell to 8.0 percent in March 2011, and the State has typically seen a slower rise in unemployment than the nation as a whole. In 2008, Massachusetts was ranked second in the U.S. according to the American Human Development Index, modeled after the United Nations Human Development Index, which compares health, income and education outcomes.

Personal Income

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2001 to 2003, real income in both Massachusetts and the United States declined, with steeper declines in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2004 and 2005, income growth was comparable in the State and the nation. In 2006 and 2007, income in the State grew faster than in the nation. In 2008 and 2009, real income fell in both the State and the nation, and in 2010 began to grow again slowly. Only the District of Columbia and Connecticut have had higher levels of per capita personal income.

Massachusetts saw steady growth in average annual pay for most of the past decade, until 2009. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. Since 2001, average annual wages in the State have grown at the same average annual rate as the nation, at 2.9 percent. The level of average annual pay in Massachusetts in 2009 was 23.5 percent higher than the national average: $56,267 compared to $45,559. However, average annual pay in Massachusetts fell slightly in 2009 for the first time in the decade, from $56,746 in 2008.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2009, the Boston metropolitan area and the U.S. experienced their first monthly year over year declines in the Consumer Price Index for All Urban Consumers (“CPI-U”) since 1954 and 1955, respectively. The annual CPI-U for Boston and the U.S. rose slightly, both 1.6 percent, in 2010. The latest available data for January 2011 show that the CPI-U for the Boston metropolitan area increased at a rate of 1.1 percent over January 2010, while the U.S. index increased by 1.6 percent over the same period.

Consumer Confidence

The overall “Consumer Confidence” index is a weighted average of the “Present Situation” index, which measures consumers’ appraisal of business and employment conditions at the time of the survey, and the “Future Expectations” index, which focuses on consumers’ expectations for the six months following the time of the survey regarding business and employment conditions, as well as expected family income. Although the U.S. measures are compiled by a different source than the Massachusetts measures, according to the Federal Reserve Bank of Boston the numbers are generally comparable. A score of 100 is considered neutral. According to The Conference Board, Inc., which publishes the U.S. results, consumer confidence nationally reached a six year high point of 111.9 in July 2007, followed by an all time low of 25.3 in February 2009. It recovered to 54.8 by May 2009, and between May 2009 and April 2011 fluctuated between a low of 46.4 in February 2010 and a high of 72.0 in February 2011, dropping to 63.4 in March 2011. As of April 1, 2011, the Massachusetts index had been significantly higher than the U.S. index since sharing lows in January 2009. The Mass Insight Corporation, which publishes Massachusetts’ results, reported that the Massachusetts index rose from 65.0 in October 2010, to 74.0 in January 2011, which was, as of April 1, 2011, its most recent measured value.

Poverty

Through 2009, the Massachusetts poverty rate remained below the national average. Since 1980, the percentage of the Massachusetts poverty universe below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. The estimated poverty rate in Massachusetts decreased from 11.3 percent in 2008 to 10.8 percent in 2009, while the poverty rate in the United States increased from 13.2 percent in 2008 to 14.3 percent in 2009. These official poverty estimates are based on a sample of households and are not adjusted for regional differences in the cost of living. Poverty estimates for states are not as reliable as national estimates. Not everyone has a poverty status determined; the poverty universe excludes foster children, college students in dormitories, military personnel in barracks, nursing home residents, and other groups of people in institutionalized settings. As of April 1, 2011, poverty data for 2010 were not yet available.

Employment

Employment by Industry. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Financial Activities, Government, Information, Trade, and Transportation and Utilities have remained relatively level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts increased by 0.5 percent in 2005 and continued to increase every year through 2008. After a 3.3 percent decline in 2009, employment grew 0.2 percent in 2010, still 4.6 percent below the 2001 peak. The comparable growth rate for the nation in 2010 was down 0.8 percent from 2009 and down 1.5 percent from 2001. The latest seasonally adjusted estimate for the State (3.21 million for February 2011) is about 173,600 below the peak month in 2001 (3.38 million in February 2001) and about 15,000 below the 2009 peak in January (3.23 million).

After years of moderate but steady declines or near-zero growth in the late nineties and early 2000s, manufacturing employment in the State experienced steep annual declines in 2002 (10.2 percent) and 2003

(7.0 percent) before returning to more moderate declines in 2004 (3.5 percent). The declines for manufacturing employment in 2007 and 2008 were similar to the steady declines prior to 2002. After a steep decline of 9.7 percent in 2009, the decline returned to a less dramatic 2.0 percent in 2010. The seasonally adjusted estimates for the first two months of 2011 were comparable to the estimates for the same period in 2010.

Unemployment Insurance Trust Fund. The unemployment insurance system is a federal-state cooperative program established by the Social Security Act and the Federal Unemployment Tax Act to provide for the payment of benefits to eligible individuals when they become unemployed through no fault of their own. Benefits are paid from the Commonwealth’s Unemployment Insurance Trust Fund, financed through employer contributions. The assets and liabilities of the Commonwealth Unemployment Insurance Trust Fund are not assets and liabilities of the Commonwealth.

As of January 31, 2011, the Massachusetts Unemployment Trust Fund had a balance of -$20.9 million. This balance is the sum of the private contributory account balance of -$120.7 million and the government contributory account balance of $99.8 million. This compares to a November 2010 balance of $135.3 million with a private contributory portion of $31.9 million. The February 2011 Unemployment Insurance Trust Fund report indicated that the private contributory account balance was estimated to be $2.807 billion by the end of 2015 according to the Moody’s Investors Service, Inc. based outlook.

Unemployment. The unemployment rate in Massachusetts was consistently below the national average from mid-1995 through November 2005, with similar patterns of gradual improvement after the mid-2003 peak. The Massachusetts rate exceeded the U.S. rate for 17 months starting in December 2005, but only three of those differences exceeded 0.2%. Between April 2007 and April 2011, the unemployment rate in Massachusetts was at or below the comparable U.S. rate, seasonally adjusted. In October 2007, the Massachusetts rate was 4.4 percent, the lowest it had been since October 2001. By March 2011, the Massachusetts rate had dropped to 8.0 percent from 8.3 percent in December 2010.

Economic Base and Performance

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance, and health care and social assistance) contributed 48.5 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2009. When measured in chained 2005 dollars, the change in Massachusetts total GDP was 9.9 percent between 2001 and 2008. Between 2001 and 2008 (the latest subsector data available as of April 2011), several industries grew much faster than the State average.

Exports. Massachusetts ranked 14th in the United States, and first in New England, with $26.3 billion in international exports in 2010. This represents a 11.3 percent increase from the previous year’s export value from the Commonwealth, while national exports increased by 21.0 percent. Total exports from New England also grew 17.5 percent. The United Kingdom replaced Canada, the Commonwealth’s top trading partner in 2008, as the Commonwealth’s top trading partner in 2009 and 2010.

Federal Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal 2009, Massachusetts received almost $83 billion, a 16 percent increase from 2008, and ranked seventh among states in per capita distribution of Federal funds, with total spending of $12,723 per person, excluding loans and insurance. Massachusetts ranked 10th in fiscal 2008. While Federal spending in Massachusetts has increased every year since 1990, its share of total U.S. spending has declined steadily since 1990, until 2008. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

In fiscal year 2009, 42.7 percent of Federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers, 1.8 percent less than 2008. Massachusetts was 42 percent above the national average in per capita Federal grants to state and local governments, receiving $3,394 per capita compared to a national average of $2,394. Per capita Federal spending on salaries and wages in 2009 was 33 percent lower in Massachusetts than in the rest of the nation at $647, compared to a national average of $963. Massachusetts however, was nine percent above the national average in per capita direct Federal payments to individuals at $5,816, compared to a national average of $5,312. Massachusetts ranked 7th (10th in 2008) among states in per capita procurement contract awards at $2,865, compared to a national average of $1,727 in 2009.

Federal Contracts. The total dollar value of all Federal contracts performed in Massachusetts increased an average of 19.3 percent per year from 2000 to 2010, 1.4 percent faster than the 17.9 percent U.S. average.

State Revenues. Taxes collected by all states in fiscal year 2010 totaled $704.6 billion, 1.5 percent less than in fiscal year 2009. Massachusetts collected $20.1 billion in fiscal year 2010, 2.9 percent more than it did in fiscal year 2009. Massachusetts’ revenues grew more than any other New England state. Massachusetts ranked 11th in total taxes collected in 2010, unchanged from 2009.

In fiscal year 2010, Massachusetts collected 50.5 percent of its revenue from individual income tax. Overall, states received 33.5 percent of their revenues from individual income taxes and seven states did not have state income tax in 2010. In fiscal year 2010, the State collected only 3.4 percent more than it did in fiscal year 2006 without adjusting for inflation.

State Lottery Proceeds. Massachusetts ranked second in revenue at $4.2 billion and prize money awarded at $845 million among the 42 states with lotteries in fiscal year 2009. It ranked first on per capita sales, seventh in the portion of revenue used for its administration, and second in the portion of revenue used for prizes.

State Expenditures. Massachusetts ranked 8th in the nation in per capita expenditures ($7,373) in 2009, while it ranked 9th and spent $7,023 in 2008. This represents a 5.0 percent increase in per capita expenditures from 2008 to 2009 with the largest per capita dollar increase on administration, insurance trust and other.

Electricity Prices, Supply and Capacity by Source. Massachusetts electric utilities generated $4.74 billion in year-to-date revenue as of July 2010. This was 3.7 percent less than the same period in 2009, while they sold 5.0 percent more electricity. Massachusetts had the fourth highest electric rate in the country in 2008 (16.27 cents per kilowatt hour) while the U.S. average was 9.74. This was an increase of 7.3 percent for Massachusetts and an increase of 6.7 percent for the U.S. from the previous year. As of April 2011, Massachusetts’s combined electric rate had dropped 8.4 percent since the beginning of the year to 14.54 cents per kilowatt hour. The Massachusetts Net Electricity Trade Index, which represents the State’s electricity self-sufficiency, was 0.74 in 2008. This means that Massachusetts imported 26 percent of its electricity supply, 16,281 million kilowatt hours, from out-of-state. In 2008, two-thirds of Massachusetts generating capacity was oil and natural gas based.

Travel and Tourism. The Massachusetts Office of Travel and Tourism reported a 6.1 percent increase in museum and attraction attendance, 1.1 million visitors, in October 2010, compared to October 2009. October 2010 year-to-date museum and attraction attendance, 10.9 million visitors, was up 0.6 percent compared to the same period in 2009.

Transportation and Warehousing. Between 2001 and 2009, the transportation and warehousing sector of Massachusetts GDP decreased by 2.4 percent when measured with year 2005 chained dollars. It contributed 1.5 percent to the total Massachusetts Real GDP in 2009, 0.14 percent less than it did in 2001.

Massachusetts’ major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. According to Massport, Logan had nearly 50 airlines connecting Boston with more than 100 non-stop, domestic and international destinations. Based on total passenger volume in calendar year 2009 data, Logan Airport was the most active airport in New England, remaining the 20th most active in the U.S. according to the Federal Aviation Authority (“FAA”) and 45th most active in the world according to Airports Council International. Massport reported that as of March 2011, total airport flight operations were up 7.2 percent and total airport passengers were up 8.7 percent from the same period in 2009.

Logan was served by 11 all-cargo and small package/express carriers in 2007. According to the FAA, in calendar year 2009 Logan Airport ranked 29th in the nation in total air cargo volume. In 2009, the airport handled 836 million pounds of cargo, a 15.1 percent decrease from 2008. Massport reported that as of March 2011, the combined cargo volume was up 1.0 percent and total express mail was up 3.5 percent from the same period in 2009.

At Massport’s Port of Boston properties, 2010 total cargo throughput was 11.9 million metric tons, a 12 percent decrease from 2009. Automobile processing increased 78.4 percent to 41,844 units, and cruise passenger trips increased 7 percent to 322,161. Total containerized cargo at public and private terminals decreased 12 percent to 1.2 million metric tons. The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2009 decreased by 3.8 percent to 25.0 million short tons from 2008. Waterborne cargo in New England decreased 7.8 percent while the U.S decreased 10.8 percent.

Commonwealth Budget and Financial Management Controls

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual state budget receive most of the non-bond and non-Federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Commonwealth Transportation Fund (the “Transportation Fund”) (formerly the Highway Fund), from which approximately 98.4% of the statutory basis budgeted operating fund outflows in fiscal 2010 were made. The remaining approximately 1.6% of statutory operating fund outflows occurred in other operating funds: the Stabilization Fund, the Workforce Training Fund, the Massachusetts Tourism Fund, the Inland Fisheries and Game Fund, and an administrative control fund, the Intragovernmental Service Fund. There were also six funds which were authorized by law but had no activity: the Tax Reduction Fund, the Collective Bargaining Reserve Fund, the Dam Safety Trust Fund, the International Educational Fund, the Foreign Language Grant Fund, the Marine Recreational Fisheries Development Fund and the Temporary Holding Fund. In fiscal 2010, the Commonwealth Stabilization Fund had both inflows and outflows. At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate the consolidated net surplus. Under State finance law, balances in the Stabilization Fund and the Tax Reduction Fund, both of which may receive consolidated net surplus funds, and in the Inland Fisheries and Game Fund are excluded from the consolidated net surplus calculation.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the general appropriations act.

In years in which the general appropriations act is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the Federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that, under current law, the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to State agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that State expenditures are consistent with periodic allotments of annual appropriations and that moneys are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and Federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the State constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations.

Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan.

The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objectives of the plan are to determine and prioritize the Commonwealth’s investment needs, to determine the affordable level of debt that may be issued and the other funding sources available to address these investment needs, and to allocate these limited capital investment resources among the highest priority projects.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. All agency capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and Federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office utilizes 958 operating accounts to track cash collections and disbursements for the Commonwealth. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before the last day of August, November, February and May. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper.

Under State finance law, the State Treasurer may invest Commonwealth funds in obligations of the United States Treasury, bonds or notes of various states and municipalities, corporate commercial paper meeting specified ratings criteria, bankers acceptances, certificates of deposit, repurchase agreements secured by United States Treasury obligations, money market funds meeting specified ratings criteria, securities eligible for purchase by a money market fund operated in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or investment agreements meeting specified ratings criteria. Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a money market fund and a short-term bond fund. General operating cash is invested in the money market fund, which is administered in accordance with Rule 2a-7 under the Investment Company Act and additional policies and investment restrictions adopted by the State Treasurer. The three objectives for the money market fund are safety, liquidity and yield. The money market fund maintains a stable net asset value of one dollar and is marked to market daily. Moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the money market fund and the short-term bond fund. The short-term bond fund invests in a diversified portfolio of high-quality investment-grade fixed-income assets that seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one half year duration of the benchmark. As of March 15, 2011, the benchmark for the short-term bond fund is the

Barclays Capital 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit Federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with an independent public accounting firm, the State Auditor performs a significant portion of the audit work relating to the State single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

Stabilization Fund

The Stabilization Fund is established by state finance law as a reserve of surplus revenues to be used for the purposes of covering revenue shortfalls, covering State or local losses of Federal funds or for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions. The fund is sometimes referred to as the State’s “rainy day fund,” serving as a source of financial support for the State budget in times of slow or declining revenue growth and as the primary source of protection against having to make drastic cuts in state services in periods of economic downturns.

Required Deposits and Allowable Stabilization Fund Balance. Beginning July 1, 2004, State finance law has provided that (i) 0.5% of the net tax revenues from each fiscal year must be deposited into the Stabilization Fund at fiscal year-end, (ii) 0.5% of current-year net tax revenues must be made available for the next fiscal year before the year-end surplus is calculated and (iii) any remaining amount of the year-end surplus must be transferred to the Stabilization Fund. In accordance with language included in the fiscal 2010 budget, the Comptroller transferred $10 million of the fiscal 2010 consolidated net surplus to the Life Sciences Investment Fund prior to making transfers to the Stabilization Fund; similar language requiring a $10 million transfer to the Life Sciences Investment Fund from any fiscal 2011 consolidated net surplus was included in the fiscal 2011 budget. Prior to fiscal 2004, the allowable Stabilization Fund balance at fiscal year-end could not exceed 10% of the total revenues for that year. Between fiscal 2004 and fiscal 2011, the allowable Stabilization Fund balance has been 15% of total current-year revenues. If the Stabilization Fund balance exceeds the allowable limit, the excess amounts are to be transferred to the Tax Reduction Fund.

As of March 15, 2011, there was no planned fiscal 2011 withdrawal from the Stabilization Fund. Instead, the Governor filed legislation on January 26, 2011 that would fund the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was suspended in the fiscal 2011 budget. The value of this deposit was projected to be just under $100 million and would result in a projected fiscal 2011 ending balance in the Stabilization Fund of approximately $770 million. The Governor’s budget recommendations for fiscal 2012 include a $200 million withdrawal from the Stabilization Fund, leaving an estimated fiscal 2012 ending balance of approximately $570 million.

Long-Term Liabilities

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which include bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of Federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Commonwealth Debt. The State Treasurer is statutorily responsible for the borrowing needs of the Commonwealth, including short-term cash flow needs and long-term borrowing needs for the capital budget. Borrowing is accomplished through the sale of short-term notes and long-term bonds. The Commonwealth is authorized to issue three types of direct debt — general obligation debt, special obligation debt and Federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund) or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of Federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Department of Transportation and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases and other contractual agreements. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the Massachusetts Bay Transportation Authority (“MBTA”); regional transit authorities; the Woods Hole, Martha’s Vineyard and Nantucket Steamship

Authority; and the higher education building authorities. The Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from moneys otherwise appropriated for the affected institution, owed by certain community colleges and state universities on bonds issued by the former Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29 of the General Laws, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of underwriters’ discount, costs of issuance and other financing costs. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, Federal grant anticipation notes, bonds issued to pay operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority and bonds issued to finance the Commonwealth’s accelerated structurally-deficient bridge program. As of March 15, 2011, the statutory limit on “direct” bonds during fiscal 2011 was approximately $18.042 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

As of December 31, 2010, the Commonwealth had approximately $17.8 billion in general obligation bonds outstanding, of which $14.2 billion, or approximately 80%, was fixed rate debt and $3.6 billion, or 20%, was variable rate debt. The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $1.6 billion of outstanding general obligation debt as of December 31, 2010. Other outstanding variable rate structures include London Interbank Offered Rate (LIBOR) index bonds, auction rate securities, SIFMA Index Bonds and consumer price index bonds. Of the variable rate debt outstanding, the interest rates on $3.2 billion, or approximately 18% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $352 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates reset on a periodic basis.

As of December 31, 2010, the Commonwealth had outstanding approximately $160.6 million ($84.8 million principal and $75.8 million discount) of variable rate “U. Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds (“BABs”). BABs were authorized under the Federal American Recovery and Reinvestment Act of 2009 (“ARRA”). Pursuant to ARRA, the Commonwealth is entitled to receive a cash subsidy from the Federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable Federal rules. Such interest subsidy payments are treated under Federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the Federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of December 31, 2010, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of revenue receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances, special obligation bonds. In addition, as of December 31, 2010, the Commonwealth had liquidity support for a $400 million commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its commercial paper program, the Commonwealth issues fixed-rate revenue anticipation notes (“RANs”).

Special Obligation Debt

Commonwealth Transportation Fund. Section 2O of Chapter 29 of the General Laws, as amended, authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues, which are currently accounted to the Commonwealth Transportation Fund, are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax and registry of motor vehicles fees.

Between 1992 and 2005, the Commonwealth issued special obligation bonds secured by a lien on a specified portion of the motor fuels excise tax. As of December 31, 2010, the Commonwealth had outstanding $413,920,000 of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax. In December 2010, the trust agreement securing such bonds was closed to further issuance of debt.

The Commonwealth is also authorized to issue $1.9 billion of special obligation bonds secured by a pledge of all or a portion of revenues accounted to the Commonwealth Transportation Fund to fund a portion of the Commonwealth’s accelerated structurally-deficient bridge program (“CTF Bonds”). As of December 31, 2010, the Commonwealth had outstanding $576,1,25,000 of CTF Bonds.

The outstanding CTF Bonds were issued as BABs (approximately $419.8 million) and as Recovery Zone Economic Development Bonds (“RZEDBs”) (approximately $156.4 million). Pursuant to ARRA, the Commonwealth is entitled to receive cash subsidy payments from the Federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs, provided, in both cases, that the Commonwealth makes certain required filings in accordance with applicable Federal rules. Such subsidy payments are treated under Federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the Federal government or its agencies. As of March 15, 2011, under current law, such payments received by the Commonwealth are required to be deposited in the General Fund and thus do not secure the CTF Bonds. The Commonwealth has indicated that the Executive Office for Administration and Finance intends to seek legislative authority to provide that such payments will be pledged to secure the CTF Bonds.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from moneys credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance, the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of December 31, 2010.

Federal Grant Anticipation Notes

Between 1998 and 2003, the Commonwealth issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel (“CA/T project”), in anticipation of future Federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all Federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for Federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10¢ per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the notes, subject to legislative appropriation. The 10¢-per-gallon pledge of motor fuel tax collections is subordinate to the pledge of Commonwealth Transportation Fund revenues securing the CTF Bonds. Principal amortization of the notes began in fiscal 2006 and is slated to continue through fiscal 2015. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million unless the rating agencies rating the notes confirm that exceeding $216 million in annual debt service will not cause them to withdraw or reduce their credit ratings. Such notes and the interest thereon are secured solely by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from State appropriations. As of December 31, 2010, $711.8 million of such notes remained outstanding. The lien securing such notes has been closed to further issuance.

The Commonwealth is also authorized to issue an additional $1.1 billion of grant anticipation notes secured by future Federal funds to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. Such notes are subordinated to the notes described in the preceding paragraph, but are also secured by a back-up pledge of net amounts in the Commonwealth Transportation Fund after application of such amounts in accordance with the trust agreement securing the CTF Bonds, the senior Federal grant anticipation notes and previously issued bonds secured by motor fuels excise taxes. Similar to the notes issued for the CA/T project, the Commonwealth expects to pay interest on the notes for the bridge program from State appropriations. As of December 31, 2010, $100 million of such notes were outstanding.

The $100 million of junior-lien grant anticipation notes were issued as BABs. As of March 15, 2011, under current law, payments received by the Commonwealth pursuant to the BAB program are required to be deposited in the General Fund and thus do not secure the notes. The Commonwealth has indicated that the Executive Office for Administration and Finance intends to seek legislative authority to provide that such payments will be pledged to secure the notes.

General Obligation Contract Assistance Liabilities

Massachusetts Department of Transportation, as successor to the Massachusetts Turnpike Authority. On February 19, 1999, the Commonwealth and the Massachusetts Turnpike Authority entered into a contract which provides for the Commonwealth to make annual operating assistance payments to the Massachusetts Department of Transportation, as successor to the Turnpike Authority, which are capped at $25 million annually and extend until the end of the 40th fiscal year following the transfer of certain facilities associated with the Commonwealth’s CA/T project to the Massachusetts Department of Transportation. On June 30, 2009, the Commonwealth and the Turnpike Authority entered into a contract for financial assistance which provides for the payment by the Commonwealth to the Massachusetts Department of Transportation, as successor to the Turnpike Authority, of $100 million per fiscal year, commencing July 1, 2009 until June 30, 2039. Payments under both contracts constitute a general obligation pledge of the Commonwealth for which the full faith and credit of the Commonwealth are pledged.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust (the “Trust”) manages the Commonwealth’s state revolving fund program under the Federal Clean Water Act and the Federal Safe Drinking Water Act. The Trust is authorized to apply for and accept Federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units and others to finance eligible water pollution abatement and water treatment projects. Under State law, loans made by the Trust are required to provide for subsidies or other financial assistance to reduce the debt service expense on the loans. As of March 15, 2011, most new loans made by the Trust bear interest at 2%. Other loans made by the Trust have, in the past, and may in the future, bear interest at lower rates, including a zero rate of interest, and a portion of the principal of certain loans has also been subsidized by the Trust. To provide for a portion of the subsidy on most of its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the aggregate annual contract assistance payment for the Trust’s Clean Water Act program may not exceed $71 million, and the aggregate annual contract assistance payment for the Trust’s Safe Drinking Water Act program may not exceed $17 million. The Commonwealth’s agreement to provide contract assistance constitutes a general obligation of the Commonwealth for which its faith and credit are pledged, and the Commonwealth’s contract assistance payments are pledged as security for repayment of the Trust’s debt obligations. As of December 31, 2010, the Trust had approximately $3.58 billion of bonds outstanding. Approximately 10.8 % of the Trust’s aggregate debt service is covered by Commonwealth contract assistance. As of March 15, 2011, the Commonwealth indicated that the Trust intends to issue additional fixed-rate bonds in the aggregate principal amount of approximately $400 million in September 2011.

Massachusetts Development Finance Agency. On June 12, 2008, the Governor approved legislation amending a 2006 law authorizing an “infrastructure investment incentive” program, known as “I-Cubed.” The amendment, among other things, clarifies the manner in which the program is to be financed and the security for the related bonds. Under the program, up to $250 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that will be secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property will be assessed by the municipality in which the development is located in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality will be required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new State tax revenues generated from the related private development. The municipality’s reimbursement obligation will be secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. Pursuant to this legislation, in April 2010, MassDevelopment issued $10 million of two-year bond anticipation notes in anticipation of the issuance of bonds to finance certain public infrastructure costs at a development in Somerville, Massachusetts.

Legislation approved by the Governor on August 8, 2008 includes an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds to be issued by MassDevelopment to finance the parkway will be secured and payable from a general obligation pledge of contract assistance from the Commonwealth. In the event that the new State tax revenues generated from the new private development are less than the debt service cost on the bonds, the South Shore Tri-Town Development Corporation, a public entity with municipal taxing and other powers over the geographic area of the former base, will be required to reimburse the Commonwealth for any such shortfall. The legislation provides that such payment obligations of the Corporation be secured by a general obligation pledge of the Corporation. As of December 31, 2010, $28.95 million of such bonds were outstanding.

Budgetary Contract Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The certificates bear interest at a fixed rate with a final maturity of April 1, 2022. The Commonwealth, acting through the Executive Office of Public Safety and Security and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay an amount at least equal to the debt service on the outstanding certificates of participation, but such amounts are subject to appropriation by the Legislature. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of December 31, 2010, such certificates were outstanding in the aggregate principal amount of $88.6 million. The Commonwealth plans indicated as of March 15, 2011 that it planned to issue general obligation refunding bonds to redeem all of the outstanding certificates on April 1, 2011, pursuant to legislation approved by the Governor on August 11, 2008.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association (the “Association”) issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of State Route 3 North. In May 2002, the Association issued approximately $312.7 million of additional lease revenue bonds, $305.6 million of which were issued as refunding bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease, the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. In May 2007 and November 2008, the Commonwealth sold general obligation bonds to refund most of the lease revenue bonds and replace them with fixed-rate general obligation bonds. As of December 31, 2010, the Association had $18.55 million of such lease revenue bonds outstanding, all of which were fixed-rate.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment / Saltonstall Building Redevelopment Corporation (“MSBRC”). The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MSBRC for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MSBRC paid the Commonwealth $2,052,594 in ground rent and $3,179 in accrued interest for the first six months of fiscal 2011. For January through June, 2011, the additional projected ground rent payments were calculated to be $2,590,048, and the accrued interest payments were calculated to be $1,140. The accrued rent balance was projected to be approximately $0.00, and the accrued interest was projected to be approximately $0.00.

MSBRC has renovated the building and subleased half of it back to the Commonwealth for office space and related parking (for a comparable lease term), in respect of which sublease the Commonwealth makes sublease payments to MSBRC. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full-year costs include $7,076,954 per year of base rent and parking space rent. Parking space rent may be adjusted for fair market value every five years and, as of March 15, 2011, was last adjusted in 2009. In addition, the Commonwealth’s estimated pro rata share of office operating expense reimbursements has been escalating at 3% per year, and the Commonwealth’s replacement reserve contribution has been calculated at 21¢ per rental square foot per year.

As of December 31, 2010, MSBRC had approximately $167.8 million of such lease revenue bonds outstanding.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000 and for MBTA payment obligations related to leases, reimbursement obligations, interest exchange agreements and other financing obligations entered into prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of December 31, 2010, the MBTA had approximately $675.3 million of such prior bonds outstanding. As of March 15, 2011, such bonds are scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $156 million to $134 million through fiscal 2014 and declining thereafter.

Massachusetts Development Finance Agency. Under legislation approved by the Governor in August 2010, the Massachusetts Development Finance Agency (“MassDevelopment”) is authorized to issue bonds for the benefit of nonprofit community hospitals and nonprofit community health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds. The legislation provides that MassDevelopment is to notify the Governor if any such capital reserve fund needs to be replenished, and that the Legislature is to appropriate the amount necessary to restore the fund to its required level. The legislation contains no limit on the amount of such bonds that may be issued. Any project to be financed by such bonds must be approved by the Secretary of Health and Human Services, and any loan to a community hospital or community health center (and the issuance and terms of the related bonds) must be approved by the Secretary of Administration and Finance. If any such institution defaults on a loan, any moneys in the custody of the Commonwealth that are payable to the institution may be withheld by the Commonwealth and used to pay debt service or to replenish the applicable capital reserve fund. If, following a Commonwealth transfer to replenish a capital reserve fund, the applicable institution fails to reimburse the Commonwealth within six months. the Commonwealth may withhold funds payable to the institution. and all contracts issued by the Group Insurance Commission, the Commonwealth Health Insurance Connector Authority and MassHealth to a third party for the purposes of providing health care insurance paid for by the Commonwealth are to provide that the third party is to withhold payments to the institution and transfer the withheld amounts to the Commonwealth. If, following a Commonwealth transfer to replenish a capital reserve fund, the Commonwealth has not been fully reimbursed within one year, MassDevelopment would be required to reimburse the Commonwealth according to a schedule to be determined by the Secretary of Administration and Finance.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of March 15, 2011, the Steamship Authority is self-supporting, requiring no net cost of service or contract assistance payments. As of December 31, 2010 the Steamship Authority had approximately $62.0 million of bonds outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. These higher education building authorities, created to assist institutions of public higher education in the Commonwealth, have outstanding bonds, some of which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit are pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. As of December 31, 2010, the Massachusetts State College Building Authority had approximately $39.6 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. The University of Massachusetts Building Authority may have outstanding up to $200 million in Commonwealth-guaranteed debt and had approximately $139.295 million of Commonwealth-guaranteed debt outstanding as of December 31, 2010.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of December 31, 2010, MassHousing had outstanding approximately $298.0 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. All such capital reserve funds are maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of March 15, 2011, no such appropriation had been necessary.

Regional Transit Authorities. There are 15 regional transit authorities throughout the Commonwealth that provide public transportation in 231 municipalities with areas not served by the MBTA. These authorities are overseen by the Massachusetts Department of Transportation and are funded from operating revenues, Federal subsidies, state subsidies and assessments paid by the participating municipalities. The subsidies and local assessments are paid one fiscal year in arrears to reimburse the authorities for the net cost of service not covered by operating revenues. In anticipation of receipt of these subsidies and local assessments in the following fiscal year, the authorities issue revenue anticipation notes to fund their net costs of service.

Legislation approved by the Governor on July 13, 2008 provided for the Commonwealth guaranty for revenue anticipation notes issued by regional transit authorities. The legislation provides that the Commonwealth is required to pay any principal or interest on any such note if the authority does not have sufficient funds to make the payment and grants the holder of any such note the right to require such payment by the Commonwealth, which right is enforceable as a claim against the Commonwealth. As of December 31, 2010, revenue anticipation notes issued by regional transit authorities were outstanding in the aggregate principal amount of approximately $154.15 million.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized but unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized but unissued debt. At the end of fiscal year 2010, the Commonwealth had approximately $18 billion of authorized but unissued debt.

Commonwealth Expenditures

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2010, approximately $4.837 billion of the Commonwealth’s budget was allocated to direct local aid. The fiscal 2011 budget provided $4.785 billion of State-funded local aid to municipalities.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula specified in Chapter 70 of the General Laws designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. The fiscal 2011 budget included State funding for Chapter 70 education aid of $3.85 billion and also included $20.6 million of Federal State Fiscal Stabilization Funds, provided for through ARRA, for Chapter 70 education aid and $201 million of Federal education jobs funds. The $4.072 billion in state and Federal funds for Chapter 70 brings all school districts to the foundation level called for by 1993 education reform legislation, and is an increase of $30.85 million over the fiscal 2010 amount of $4.042 billion.

In fiscal 2010, cities and towns received $936.4 million in Unrestricted General Government Aid. The fiscal 2010 budget eliminated lottery local aid and Additional Assistance and created a new local aid funding source called Unrestricted General Government Aid. This account is now the other major component of direct local aid, providing unrestricted funds for municipal use. As of March 15, 2011, the Commonwealth was projected to spend $898.9 million in Unrestricted General Government Aid in fiscal 2011. This amount is $37 million lower than the total amount received in fiscal 2010.

Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2010, the aggregate property tax levy grew from $3.347 billion to $12.024 billion, a compound annual growth rate of 4.46%.

Medicaid and the Commonwealth Care Trust Fund

MassHealth. The Commonwealth’s Medicaid program, called MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, generally receives 50% in Federal reimbursement on most expenditures. ARRA increased the Federal medical assistance percentage (“FMAP”) for expenditures made between October 1, 2008, and December 31, 2010 from 50% to between 56.2% and 61.59%, depending on the Commonwealth’s unemployment rate. In fiscal 2011, the FMAP rate was 61.59% for the first two state quarters. On Aug. 10, 2010, President Obama signed legislation, H.R. 1586, containing a six-month extension of an enhanced FMAP and Title IV-E programs. As a result, FMAP rates extended to June 30, 2011, beginning with a phase down to 58.77% in State fiscal quarter three, and ending in 56.88% in quarter four. Starting from fiscal 1999, payments for some children’s benefits became 65% Federally reimbursable under the Children’s Health Insurance Program.

For fiscal 2011, nearly 35% of the Commonwealth’s budget was devoted to MassHealth and Commonwealth Care. Health care expenditure is the largest and has been one of the fastest growing items in the Commonwealth’s budget. Medicaid spending from fiscal 2006 to fiscal 2011 was estimated to have grown by 6.3% on a compound annual basis (including Medicaid administrative expenses and off-budget Medicaid expenses). During the same period, Medicaid enrollment was estimated to have increased 3.7% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation. The economic recession additionally contributed to Medicaid membership increases from fiscal year 2009 to 2011.

The fiscal 2011 estimated spending was $10.240 billion which included an assumed fiscal 2011 deficiency figure of $587.6 million. The Governor and the legislature approved supplemental legislation totaling $587.6 million in additional funding for the program.

The Governor’s fiscal 2012 budget recommendations include $10.340 billion for the MassHealth program. This is 0.9% higher than fiscal 2011 estimated spending of $10.240 billion. The fiscal 2012 budget fully maintains eligibility for MassHealth and funds projected enrollment growth of 4.6%. The budget keeps MassHealth costs affordable for the Commonwealth and members by maintaining appropriate discipline on rates, instituting new program integrity measures and restructuring certain benefits. In light of fiscal challenges, the MassHealth adult dental benefit is expected to continue to be restructured to cover preventative and emergency services but not restorative dental services. This change is not expected to impact children or developmentally disabled members, and other members will be able to have access to restorative dental services at Community Health Centers through the Health Safety Net.

Commonwealth Care. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the Federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. As of February 1, 2011, 158,072 residents with incomes up to 300% of the Federal poverty level were enrolled in Commonwealth Care.

As of March 15, 2011, fiscal 2011 projected spending for Commonwealth Care was $822 million. Actual end-of-year spending could be higher or lower depending on enrollment. This cost estimate reflected gross funding needs of the program (net of enrollee contributions) and did not account for Federal reimbursement under the Commonwealth’s Medicaid waiver. The fiscal 2011 budget also included separate funding of $50 million for the Commonwealth Care Bridge program, which provides subsidized health insurance for “aliens with special status” who do not qualify for Commonwealth Care. As of February 1, 2011, about 20,000 members were enrolled in Commonwealth Care Bridge.

The Governor’s fiscal 2012 budget recommendation provides $822 million for Commonwealth Care, equivalent to projected fiscal year 2011 spending as of March 15, 2011. These funds are designed to maintain eligibility for the program and pay for moderate additional enrollment (including coverage for individuals that transition from the Medical Security Plan to Commonwealth Care after their unemployment benefits expire). The budget does not assume any increases in Commonwealth Care base enrollee premiums. The budget assumes modest co-payment changes that are in aggregate cost-neutral to the program.

Additionally, the Governor’s fiscal 2012 budget recommendation includes $50 million for the Commonwealth Care Bridge program. The Commonwealth has indicated that this program will continue to be run by the Secretary of Administration and Finance, the Secretary of Health and Human Services and the Executive Director of the Connector.

Also included in the Governor’s fiscal 2012 budget are $7.5 million to fund the implementation of a provision under the health reform legislation that requires the Connector to offer premium discounts for certain small businesses that purchase coverage through Commonwealth Choice and set up wellness programs for their employees and $30 million to support the Health Safety Net Trust Fund.

Commonwealth Care, Commonwealth Care Bridge, the Commonwealth Choice wellness subsidy, and support for the Health Safety Net Trust Fund are funded through the Commonwealth Care Trust Fund, which is supported by transfers from the General Fund and several dedicated revenue sources, including:

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Fair Share Assessment: The “Fair Share” test requires employers with over 11 full-time equivalents to either make a “fair and reasonable” contribution to health insurance for their full-time employees or pay a $295 per employee annual assessment to the State. Revenue estimates for the fair share assessment average over $14 million annually.

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Cigarette Tax Revenue: Starting in fiscal 2009, the State raised taxes on cigarettes by $1 per pack and dedicated the increased revenues to the Commonwealth Care Trust Fund. These revenues are projected to total over $120 million per year.

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Individual Tax Penalties: Adults who can afford health insurance but fail to purchase coverage are required to pay monetary penalties when filing their tax returns. These revenues are projected to generate over $15 million in fiscal 2011 and 2012.

Federal 1115 MassHealth Demonstration Waiver. On January 19, 2011, the Commonwealth received Federal authorization on amendment proposals to the demonstration waiver period from July 1, 2008 to June 30, 2011. The agreement authorized Federal reimbursement for up to approximately $23.0 billion in state health care spending from fiscal 2009 through fiscal 2011, which allowed the Commonwealth to spend up to $5.9 billion more over the three-year period than the previous waiver period from 2006-2008. It enabled the Commonwealth to claim Federal reimbursement for all programs at 2011 eligibility and benefit levels (including for Commonwealth Care’s subsidized coverage of adults up to 300% of the Federal poverty level).

Furthermore, the amendment restored $192.5 million in claiming authority for certain designated State health programs whose Federal authority was scheduled to phase down under the 2008 agreement, in addition to new authority for Federal reimbursement for certain State health programs ($26 million of the $192.5 million). The amendment also provided authority to receive Federal reimbursement for up to $230 million in transitional payments for private hospitals in the Commonwealth, and approximately $216 in additional supplemental funding for Cambridge Health Alliance. Under this authority, the Commonwealth made payments to seven acute hospitals in the State that see a disproportionately high percentage of Medicaid and other state subsidized patients.

At the end of fiscal 2010, the Commonwealth filed a waiver renewal application for the period starting July 1, 2011 through June 30, 2014. As of March 15, 2011, the Commonwealth was engaged in negotiations with the Centers for Medicare and Medicaid Services regarding the renewal of the waiver beginning July 1, 2011. The Commonwealth renewal proposal contemplates continuing all programs at 2011 eligibility and benefit levels, securing Federal authority for the Commonwealth payment reform initiatives and continuing supplemental payments to all acute hospitals at approximately $300 million above fiscal 2010 levels.

Health Safety Net/Health Safety Net Trust Fund. Overseen by the State’s Division of Health Care Finance and Policy, the Health Safety Net reimburses hospitals and community health centers for health care services provided to low- and moderate-income uninsured or underinsured residents. It was formerly known as the Uncompensated Care Pool.

The Commonwealth has indicated that success in expanding enrollment in health insurance through health care reform has resulted in decreased Health Safety Net utilization and payments. As compared to the Uncompensated Care Pool in fiscal 2007, Health Safety Net payments sustained a record drop through the Health Safety Net in fiscal 2009 (from $661 million to $414 million). However, recent economic conditions have caused a modest increase in Health Safety Net usage.

The fiscal 2011 budget assumed $420 million in dedicated resources for the Health Safety Net, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the General Fund. The Division of Health Care Finance and Policy continues to monitor Health Safety Net service volume and costs, to update evolving trends relating to Trust Fund care demand. Projections will likely change as more data emerges regarding demand on the Health Safety Net, and a Health Safety Net shortfall of funding for fiscal 2011 of $90 million to $125 million was anticipated. These projections are largely influenced by 2011 economic conditions and their impacts on the Health Safety Net.

The Governor’s proposed fiscal 2012 budget recommends $420 million in total funding, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the General Fund to the Health Safety Net Trust Fund. As in fiscal 2011, a Health Safety Net shortfall of funding for fiscal 2012 is anticipated ($100 million to $150 million) based upon 2011 projections and considering 2011 economic conditions.

Both Commonwealth Care and Health Safety Net spending occurs in the Commonwealth Care Trust Fund. As noted above, both the Commonwealth Care program and the Health Safety Net are financed by a number of different sources.

Federal Health Care Reform. On March 23, 2010 the President signed into law a comprehensive national health reform measure, the Patient Protection and Affordable Health Care Act (the “Affordable Care Act”) (P.L. 111-148). Many of the provisions that were passed in the Affordable Care Act are similar to the Massachusetts health care reform model, including the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees. The Commonwealth has indicated that, unlike many other states, it will not need to devote new State funding to cover populations under the Federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new Federal coverage levels. Instead, the Affordable Care Act is expected to provide the Commonwealth with significant additional Federal funding for the Commonwealth’s health insurance programs for low-income individuals starting in 2014. As of March 15, 2011, the Commonwealth indicated that it has been aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and to begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in (with many taking effect in 2014).

As of March 15, 2011, the Commonwealth indicated that the Executive Office of Health and Human Services has been coordinating a statewide effort to implement the Federal health reform law and to actively pursue Federal health reform grants and demonstration project opportunities to transform how health care is delivered, to expand access to health care and to support health care workforce training. Through March 15, 2011, the Commonwealth has been awarded more than $47 million in Federal grant funds under the Affordable Care Act (most notably the Early Innovator Grant which was awarded on February 16, 2011 to seven states). As of March 15, 2011, projects already underway for fiscal 2012 include planning for a health insurance exchange, strengthening public health infrastructure to improve health outcomes, providing consumers with assistance and up-to-date information about coverage options (in several languages) as they navigate the insurance system, and enhancing options counseling regarding community-based long-term care supports that help elders and persons with disabilities of all ages remain in their own homes. As of March 15, 2011, the Commonwealth had submitted applications for additional projects that are scheduled to take place in fiscal 2012.

Health Care Cost Containment. The Governor’s fiscal 2012 budget proposal also assumes growth in spending for the Commonwealth’s health care coverage programs, including MassHealth, Commonwealth Care and the GIC, will be avoided in fiscal 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings. With respect to MassHealth, other steps to control growth in costs are being taken. In the absence of these steps to control growth in costs, the Executive Office for Administration and Finance estimates that costs in the Commonwealth’s health care coverage programs would grow by approximately $1 billion.

Payment Reform Legislation. In February 2011, the Governor filed legislation that would significantly alter the health care payment system in the Commonwealth. The Governor’s bill would enhance the regulatory authority of the Division of Insurance, while beginning to move providers and payers — including state purchasers of health care such as MassHealth, the Group Insurance Commission and the Connector — away from fee-for-service methods of payment and instead encourage the use of alternatives to fee-for-service such as global payments, bundled payments and other alternatives. These kinds of payments are intended to provide for more integrated and coordinated care for patients to reduce costs and improve quality. This new coordinated system is designed to benefit patients by giving providers the flexibility to provide the right services to patients in the right way, at the right time and in the right place.

Other Health and Human Services

Office of Health Services. The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services. The Division of Health Care Finance and Policy works to improve the delivery of and financing of health care by providing information, developing policies and promoting efficiency that benefit the people of the Commonwealth.

Office of Children, Youth and Family Services. The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Social Services, the Department of Youth Services, the Department of Transitional Assistance and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient.

Through the Department of Transitional Assistance, the Commonwealth funds three major programs of public assistance for eligible State residents: transitional aid to families with dependent children; emergency aid to the elderly, disabled and children; and the state supplemental benefits for residents enrolled in the Federal supplemental security income program. In addition, the Department is responsible for administering the entirely Federally funded Supplemental Nutrition Assistance Program (“SNAP,” formerly food stamps), which provides food assistance to low-income families and individuals. Lastly, beginning in fiscal 2008, the Department established a new supplemental nutritional program, which provides small supplemental benefits to certain working families currently enrolled in the SNAP program.

The Federal welfare reform legislation that was enacted on August 22, 1996 eliminated the Federal entitlement program of aid to families with dependent children and replaced it with block grant funding for transitional assistance to needy families (“TANF”). The TANF program replaced Title IV-A of the Social Security Act and allows states greater flexibility in designing programs that promote work and self-sufficiency. The block grant for the Commonwealth was established at $459.4 million annually for Federal fiscal years 1997 through 2006. The Commonwealth must meet Federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, Federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the following five years, provided that the Commonwealth meets Federal work requirements outlined below.

Under Federal TANF program rules, the Commonwealth must meet the Federal work participation rate (i.e., the percentage of families receiving assistance that are participating in work or training-related activities allowed under the program) of 50% for all TANF families and 90% for two-parent families. Through Federal fiscal 2008, the Commonwealth was eligible under the Federal program rules to lower the State’s total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet Federal requirements for State maintenance of effort spending. Beginning in fiscal 2008, the Commonwealth became subject to a new methodology in determining the total annual caseload reduction credit that could be applied to the State’s work participation target. Because the new methodology diminished the State’s ability to lower its work participation target, the State established a supplemental nutrition program. Working families enrolled in this new program were counted towards the work participation rate and allowed the State to meet the Federal participation rate. This avoided potential losses in Federal revenue due to penalties, while providing the working poor with a food assistance benefit. In February 2010, the State was informed that, based on the caseload reduction credit for 2008, the revised target was 0%. Consistent with Federal guidance in 2009 (under the stimulus act), the State’s target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets. Based on the 0% target for 2008, the targets for 2008 through 2011 were to be 0%. Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended.

Office of Disabilities and Community Services. The Office of Disabilities and Community Services assists in the welfare of many disadvantaged residents of the Commonwealth through a variety of agencies. Programs and services are provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, the Department of Developmental Services (previously the Department of Mental Retardation) and the Soldiers’ Homes in Chelsea and Holyoke. These agencies provide assistance to this population and create public awareness to the citizens of the Commonwealth. Other facets of the Office of Disabilities and Community Services include both oversight and inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

Department of Elder Affairs. The Department of Elder Affairs (“Elder Affairs”) provides a variety of services and programs to eligible seniors and their families. Elder Affairs administers supportive and congregate housing programs, regulates assisted living residences, provides home care and caregiver support services, and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Department of Elder Affairs also administers the Prescription Advantage Program.

Department of Veterans’ Services. The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides over 65,000 veterans, veterans’ spouses and parents with annuity and benefit payments.

Education

Executive Office of Education. In fiscal 2008, enacted reorganization legislation created an Executive Office of Education encompassing the Department of Early Education and Care, the Department of Elementary and Secondary Education (previously the Department of Education), the Department of Higher Education (previously the Board of Higher Education) and the University of Massachusetts system. The office is committed to advancing actions and initiatives that will improve achievement for all students, close persistent achievement gaps, and create a 21st century public education system that prepares students for higher education, work and life in a world economy and global society.

Department of Elementary and Secondary Education. The Department of Elementary and Secondary Education serves the student population from kindergarten through twelfth grade by providing support for students, educators, schools and districts and by providing State leadership. The Department of Elementary and Secondary Education is governed by the Executive Office of Education and by the Board of Education, which will now include 13 members. There are 328 school districts in the Commonwealth, serving over 950,000 students.

Department of Higher Education. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine State universities and 15 community colleges. The higher education system is coordinated by the Department of Higher Education which has a governing board, the Board of Higher Education, and each institution of higher education is governed by a separate board of trustees. The Board of Higher Education nominates, and the Secretary of Education appoints, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of State appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the Board of Higher Education. State-supported tuition revenue is required to be remitted to the State Treasurer by each institution; however, the Massachusetts College of Art and Design and the Massachusetts Maritime Academy have the authority to retain tuition indefinitely. The board of trustees of each institution submits annually audited financial statements to the Comptroller and the Board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Department of Early Education and Care. The Department of Early Education and Care provides support to children and families seeking a foundational education. Additionally, the Department strives to educate current and prospective early education and care providers in a variety of instructive aspects. Included within the Department’s programs and services are supportive child care, TANF-related child care, low-income child care, Head Start grants, universal pre-kindergarten, quality enhancement programs, professional development programs, mental health programs, healthy families programs and family support and engagement programs. Two of these programs, the supportive and TANF-related child care, help children receiving or referred services by the Department of Social Services or the Department of Transitional Assistance.

Public Safety

Twelve State agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth. Other public safety agencies include the State Police, Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner and six other public safety related agencies.

In addition to expenditures for these twelve State public safety agencies, the Commonwealth provides funding for the departments of the 14 independently elected Sheriffs that operate 23 jails and correctional facilities. In fiscal 2010, through enactment of chapter 61 of the Acts of 2009, as later amended by Chapter 102 of the Acts of 2009, all 14 Massachusetts State and county sheriffs were aligned under the State budgeting and finance laws. Prior to the transfer, the Commonwealth had seven sheriffs operating as State agencies under the State accounting and budgeting system and seven sheriffs operating as county entities. The sheriff departments have successfully transitioned onto the State budgeting and accounting system, and all sheriff employees have been placed on the State payroll. As of March 15, 2011, appropriations had been established to support sheriff department operations for the balance of the fiscal year. Thus, as of March 15, 2011, all 14 sheriff departments were functioning as independent State agencies within the Executive Branch.

Energy and Environmental Affairs

In fiscal 2008, the Executive Office of Environmental Affairs was reorganized into the Executive Office of Energy and Environmental Affairs. This reorganization included the transfer of the Department of Energy Resources and Department of Public Utilities from the Executive Office of Economic Development to the new secretariat. The Executive Office of Energy and Environmental Affairs is responsible for policy development, environmental law enforcement services and oversight of agencies and programs. Six State agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates over 600,000 acres of public parkland, recreational facilities, watersheds and forests across the Commonwealth. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs; the Department of Environmental Protection, responsible for clean air, water, recycling and environmental remediation programs; and the Department of Fish and Game, responsible for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, responsible for oversight of electric, gas, water and transportation utilities, and the Department of Energy Resources, responsible for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and Federal grant anticipation notes issued by the Commonwealth.

Other Program Expenditures

The remaining expenditures on other programs and services for State government include the judiciary district attorneys, the Attorney General, the Executive Office for Administration and Finance, the Executive Office for Housing and Economic Development, the Executive Office of Labor and Workforce Development and various other programs.

Employee Benefits

Group Insurance. The Group Insurance Commission (“GIC”) provides health insurance benefits to approximately 300,000 active and retired State employees and their dependents. Currently, employee contributions are based on date of hire; all employees hired on or before June 30, 2003 contribute 20% of total premium costs and employees hired after June 30, 2003 pay 25% of premium costs. The fiscal 2010 general appropriations act increased premium contributions by 5% for all employees.

The fiscal 2011 budget was consistent with Government Accounting Standards Board (“GASB”) Statement No. 45 and the State’s intent to consolidate spending for current retirees with deposits towards the Commonwealth’s non-pension retiree liability. The original fiscal 2011 budget had appropriated $1.16 billion for the GIC to fund health coverage for active employees and their dependents. The revised fiscal 2011 budget authorized transfers of up to $397 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for current retirees and their dependents. Budgeted funding at the GIC in fiscal 2011, including health coverage for active and retired employees and other costs, totaled $1.643 billion.

In an effort to control employee health care costs, the Commonwealth is requiring all employees to re-enroll in a health plan. The Commonwealth has indicated that it will provide a cash incentive equal to three months of premium payments for employees that switch to limited network plans. The purpose of the mandatory re-enrollment is to require all employees to reexamine their health plan choices which includes considering to choose lower cost options. Budgeted funding at the GIC in fiscal 2012, including health coverage for active and retired employees and other costs, totals $1.662 billion.

Pension. Almost all non-Federal public employees in the Commonwealth participate in defined-benefit pension plans administered pursuant to State law by 105 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the State employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The members of the retirement system do not participate in the Social Security System. Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 103 separate retirement systems and the Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Pension benefits for State employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the State employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management (“PRIM”) Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Many such retirement boards invest their assets with the PRIM Board, and legislation approved in 2007 allows the “PRIM” Board to take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these State and local retirement systems do not participate in the Federal Social Security System.

The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth. As of January 1, 2011, MSERS had 86,586 current members, 53,627 retirees and beneficiaries and 3,973 terminated employees entitled to benefits but not yet receiving them. As of January 1, 2010, MTRS had 88,673 current members and 53,951 retirees and beneficiaries.

The MSERS is a single-employer defined-benefit public employee retirement system. The MTRS is a defined-benefit public employee retirement system managed by the Commonwealth on behalf of municipal teachers and municipal teacher retirees. The Commonwealth is a non-employer contributor and is responsible for all contributions and future benefits of the MTRS. Members become vested after ten years of creditable service. Superannuation retirement allowance may be received upon the completion of 20 years of service or upon reaching the age of 55 with ten years of service. Normal retirement for most employees occurs at age 65; for certain hazardous duty and public safety positions, normal retirement is at age 55.

The retirement systems’ funding policies have been established by Chapter 32 of the Massachusetts General Laws. The Legislature has the authority to amend these policies. The annuity portion of the MSERS and the MTRS retirement allowance is funded by employees, who contribute a percentage of their regular compensation. Costs of administering the plan are funded out of plan assets. The policies provide for uniform benefit and contribution requirements for all contributory public employee retirement systems. These requirements provide for superannuation retirement allowance benefits up to a maximum of 80% of a member’s highest three-year average annual rate of regular compensation. Benefit payments are based upon a member’s age, length of creditable service and group creditable service, and group classification.

Boston teachers are not included in the membership data noted above for the MTRS. Legislation approved by the Governor in May 2010 changed the methodology for the Commonwealth’s funding of pension benefits paid to Boston teachers. Prior to this change, the Commonwealth reimbursed the City of Boston for pension benefits paid to Boston teachers as certified by the State Boston Retirement System (“SBRS”). Those costs were funded one fiscal year in arrears. The cost of pension benefits of the other participants of the SBRS is the responsibility of the City of Boston. The SBRS is a cost-sharing multiple-employer pension system that is not administered by the Commonwealth and is not part of the reporting entity of the Commonwealth for accounting purposes. The 2010 legislation clarified that the Commonwealth is responsible for all employer contributions and future benefit requirements for Boston teachers that are members of the SBRS. During fiscal 2010, the Commonwealth made its final payment in arrears to the City of Boston ($132 million), as well as the actuarially required contribution ($126.8 million) to the SBRS.

Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States consumer price index on the first $12,000 of benefits for members of the MSERS and MTRS. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved for its retirees. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States consumer price index is less than 3%.

On January 18, 2011, the Governor filed legislation proposing pension reforms, including increasing the retirement ages, eliminating early retirement subsidies and increasing the period for average earnings from the highest three years to the highest five years for all new state employees. If enacted as filed, the legislation is expected by the Governor to generate savings over the next 30 years estimated at more than $3 billion for the Commonwealth and $2 billion for municipalities. These savings projections are not assumed in the revised pension funding schedule.

Employee Contributions. The MSERS and MTRS are partially funded by employee contributions of regular compensation — 5% for those hired before 1975, 7% for those hired from 1975 through 1983, 8% for those hired from 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired starting on January 1, 1979 (except those MTRS employees contributing 11%). Employee contributions are 12% of compensation for members of the State police hired after 1996. Legislation enacted in fiscal 2000 established an alternative superannuation retirement benefit program for teachers hired on or after July 1, 2001 (and others who opt in) with an 11% contribution requirement for a minimum of five years.

Funding Schedule. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two State systems by making appropriations to pension reserves. Under current law, such unfunded liability is required to be amortized to zero by June 30, 2025, although the Governor has proposed extending the date to June 30, 2040.

The Secretary of Administration and Finance is required by law to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2025, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. Funding schedules are to be filed with the Legislature triennially by January 15 and are subject to legislative approval. If a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal to the prior year’s payments. As of March 15, 2011, the most recent funding schedule was adopted in March 2009.

On January 18, 2011, the Secretary for Administration and Finance filed a new triennial schedule that would extend by 15 years the deadline for amortizing the unfunded liability to zero, from June 30, 2025 to June 30,

2040. The other assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2010, an annual rate of return on assets of 8.25%, and an increase in the appropriation level of 5 to 6% per year during fiscal years 2013 to 2017. The fiscal 2012 transfer included in that schedule is $1.478 billion, a $36 million increase over fiscal 2011. Legislation filed by the Governor in conjunction with the new triennial schedule incorporates the new pension funding amounts for the following six years rather than the statutorily required three, and requires that any adjustments to these amounts based on the next triennial schedule shall be limited to increases in the schedule amounts for each of the specified years.

Actuarial Valuations. On October 1, 2010, pursuant to Chapter 32 of the Massachusetts General Laws, the Public Employee Retirement Administration Commission (“PERAC”) released its actuarial valuation of the total pension obligation as of January 1, 2010. This valuation was based on the plan provisions in effect at the time and is based on member data and asset information as of December 31, 2009.

The unfunded actuarial accrued liability as of that date for the total obligation was approximately $19.986 billion, including approximately $5.843 billion for the MSERS, $12.477 billion for the MTRS, $1.364 billion for Boston Teachers and $302 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2010 to be approximately $61.576 billion (comprised of $24.862 billion for MSERS, $33.739 billion for MTRS, $2.672 billion for Boston Teachers and $302 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $41.590 billion based on a five-year average valuation method, which equaled 110% of the January 1, 2010 total asset market value.

On March 10, 2011, PERAC released its actuarial valuation of the MSERS as of January 1, 2011. The unfunded actuarial accrued liability as of January 1, 2011 for the MSERS was approximately $4.998 billion. The valuation study estimates the total actuarial accrued liability for the MSERS to be approximately $26.243 billion, with total assets valued on an actuarial basis at approximately $21.245 billion. The January 1, 2011 valuation report for the Commonwealth’s total pension obligation will not be available until data is compiled for the MTRS, Boston teachers and cost-of-living increases reimbursable to local systems. The full report is generally released in September of each year.

The principal assumptions used in the valuation were an investment return assumption of 8.25% and a salary increase assumption based on Group and years of service. The ultimate salary increase rate is 4.5% for Groups 1 and 2, 5.0% for Groups 3 and 4, and 4.75% for teachers. The assumption is higher in early years of employment and grades down to the ultimate rate. As of March 15, 2011, all assumptions other than the investment return assumption are based on PERAC’s most recent Experience Study Analysis for the State Retirement System, published in 2007 and the MTRS, published in 2008.

Other Post-Employment Benefit (“OPEB”) Obligations. In addition to providing pension benefits, under Chapter 32A of the Massachusetts General Laws, the Commonwealth is required to provide certain health care and life insurance benefits for retired employees of the Commonwealth, housing authorities, redevelopment authorities and certain other governmental agencies. Substantially all of the Commonwealth’s employees may become eligible for these benefits if they reach retirement age while working for the Commonwealth. Eligible retirees are required to contribute a specified percentage of the health care / benefit costs which are comparable to contributions required from employees. The Commonwealth is reimbursed for the cost of benefits to retirees of the eligible authorities and non-state agencies.

The GIC manages the Commonwealth’s defined benefit OPEB plan as an agent multiple employer program including the Commonwealth and 370 municipalities and other non-Commonwealth governmental entities. These entities that participate in the GIC are responsible for paying premiums at the same rate to the GIC and therefore benefit from the Commonwealth’s premium rates. The GIC has representation on the Board of Trustees of the State Retiree Benefits Trust Fund (“SRBTF”). The SRBTF is set up solely to pay for OPEB benefits and the cost to administer those benefits and can only be dissolved when all such health care and other non-pension benefits, current and future have been paid or defeased. The GIC administers benefit payments, while the Trustees are responsible for investment decisions.

Employer and employee contribution rates are set by statute. The Commonwealth recognizes its share of the costs on an actuarial basis. As of June 30, 2009, Commonwealth participants contributed 0% to 20% of premium costs, depending on the date of hire and whether the participant is of active, retiree or survivor status. As of July 1, 2009, all active employees were required to pay an additional 5% of premium costs. There were 145,971 participants eligible to receive benefits as of January 1, 2010.

Accounting standards promulgated in 2004 by the GASB required the Commonwealth to begin disclosing its liability for OPEB in its fiscal 2008 financial reports. In 2006, the Comptroller of the Commonwealth contracted with a consulting firm to produce an actuarial valuation that calculated the liability of the present value of benefits if the Commonwealth chose to continue to fund that liability on a pay-as-you-go basis and what the liability would be should the Commonwealth choose to fully fund the liability over 30 years.

As of March 15, 2011, the most recent update of this actuarial valuation report was released in October 2010. According to this report, the Commonwealth’s actuarial accrued OPEB liability, assuming no pre-funding and using a discount rate of 4.5%, was approximately $15.166 billion as of January 1, 2010. The 4.5% discount rate (which is the rate of return since the inception of the Massachusetts Municipal Depository Trust) is intended to approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term. Assuming pre-funding, the study estimated the Commonwealth’s liability to be approximately $11.365 billion using a discount rate of 6.4% and approximately $8.950 billion using a discount rate of 8.25%. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

As the Commonwealth is not fully funding the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution is reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability increases or decreases each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability is reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. As of June 30, 2010, this net OPEB obligation as reflected on the Commonwealth’s statement of net assets was $1.953 billion.

The independent actuarial report covers only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the GIC, perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs.

GASB Statement No. 45 requires that OPEB obligations be recalculated at two-year intervals. Such calculations may be affected by many factors, including changing experience and assumptions regarding future health care claims, by whether or not the Commonwealth enacts legislation that qualifies its OPEB obligations to be calculated on a pre-funded basis, by changes in the Commonwealth’s employee profile and possibly by changes in OPEB coverage levels and retiree contribution requirements. Accordingly, it should be anticipated that the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.

The executive and legislative branches have been working to develop a short- and long- term strategy for addressing the Commonwealth’s OPEB liability. The State Retiree Benefits Trust Fund was created, and in fiscal 2008 spending for current retirees’ healthcare occurred from the fund, helping to consolidate the State’s retiree funding efforts and better project future liabilities. In fiscal 2008, the fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The actuarial value of plan assets as of January 1, 2009 was approximately $309.8 million, reflecting market losses in investments.

The Executive Office for Administration and Finance estimates that the increased retirement ages for new employees proposed by the Governor in legislation filed on January 18, 2011 would reduce retiree health benefit costs by $1 billion for the Commonwealth over the next 30 years.

As proposed by the Governor, legislation included in the fiscal 2011 budget amended state finance law to require deposits, on an annual basis, to the State Retiree Benefits Trust Fund in the amount of 5% of any capital gains tax revenues in excess of $1 billion.

Commonwealth Capital Investment Plan

The Executive Office for Administration and Finance annually updates its five-year capital investment plan, including its debt affordability analysis. The five-year plan coordinates capital expenditures by State agencies and authorities that are funded primarily by Commonwealth debt and Federal reimbursements. Beginning in fiscal 2009 and expected through fiscal 2013, capital funds are also provided pursuant to the ARRA.

The Executive Office for Administration and Finance sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels.

In October 2010, the Governor released a five-year capital investment plan for fiscal 2011 through fiscal 2015, totaling nearly $18 billion. With the release of the five-year capital investment plan, the Governor announced that the bond cap would be $1.625 billion for fiscal 2011, plus $140 million in unused bond cap from fiscal 2010 which had been carried forward to support spending in fiscal 2011. The bond cap for fiscal 2012 is projected to be $1.750 billion, and is projected to increase by $125 million in each subsequent fiscal year through fiscal 2015.

The bond cap determination is based on the debt affordability policy described in the updated debt affordability analysis. Under this policy, the Executive Office for Administration and Finance will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For this purpose, debt service includes principal and interest payments on all general obligation debt, special obligation gas tax debt, interest on Federal grant anticipation notes, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings. In addition, while the accelerated bridge program will be funded outside of the bond cap, the related debt service costs of the program have been fully accounted for under the debt affordability policy in setting the bond cap at the designated levels. However, when a project financed with debt payable by the Commonwealth directly or indirectly generates new State revenue that is applied to the payment of such debt, the Executive Office for Administration and Finance will exclude the debt, the related debt service payment obligations and the new revenue used to pay such obligations from the debt affordability analysis. For example, bonds issued by MassDevelopment and payable by the Commonwealth pursuant to the I-Cubed program or for the parkway at the former South Weymouth naval base are excluded from the bond cap, as the Commonwealth’s payment liability with respect to such bonds is expected to be limited to the new State tax revenues generated from the private development supported by the infrastructure improvements financed by such bonds.

For the purpose of the debt affordability analysis, budgeted revenue includes all Commonwealth taxes and other revenues available to pay Commonwealth operating expenses, including debt service, pensions and other budgetary obligations. It does not include off-budget revenues dedicated to the Massachusetts Bay Transportation Authority, the Massachusetts School Building Authority and the Massachusetts Convention Center Authority. The fiscal 2011 estimate was based on the adopted fiscal 2011 budget. For purposes of projecting budgeted revenue in future fiscal years, the compound annual growth rate in budgeted revenues from fiscal 2001 through 2011 of 2.75% was applied to fiscal 2012 revenues and to each year thereafter. This is consistent with the debt affordability policy, which states that projected increases to budgeted revenues will be the lesser of 3% or the actual compound annual growth rate over the last ten fiscal years.

In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. As noted above, the bond cap is expected to grow by $125 million annually from fiscal 2012 through fiscal 2015.

The Commonwealth has indicated that the Executive Office for Administration and Finance will revisit the debt capacity and affordability analysis periodically, and at least every year, to revise estimates for future years by taking into account fluctuations in interest rates, budgeted revenues and other changes affecting the Commonwealth’s debt capacity. In addition, the Commonwealth has indicated that the Executive Office for Administration and Finance will annually assess the appropriateness of the methodology and constraints for establishing the bond cap.

Reflecting changed economic conditions, the total bond cap projected in the fiscal 2011 through fiscal 2015 five-year plan is $1.045 billion less than the total bond cap projected in the fiscal 2008 through fiscal 2012 five-year capital plan.

In the past, the Commonwealth aggregated its capital expenditures into eight major categories based primarily on the agencies responsible for spending and carrying out capital projects: information technology, infrastructure and facilities, environment, housing, public safety, transportation, convention centers, other and school building assistance.

Beginning in fiscal 2008, the Executive Office for Administration and Finance re-characterized capital spending into 12 categories based on spending purpose, rather than spending agency: community investments, corrections, courts, economic development, energy and environment, health and human services, higher education, housing, information technology, public safety, State office buildings and facilities, and transportation. This presentation of capital investment categories results in certain expenditures appearing in categories that are different from those in which they had been categorized historically. For example, Chapter 90 local aid for municipal transportation projects appears in the community investment category, rather than the transportation category, because these funds are invested in municipally-owned assets.

The capital investment plan for fiscal 2011 through fiscal 2015 is designed to allocate resources strategically to invest in the Commonwealth’s public facilities and programs and represents the Governor’s vision for public infrastructure.

The different sources of funding for the capital program include:

•	Bond cap — Commonwealth borrowing to support the regular capital program;

•	Federal — Federal reimbursements for capital expenditures, primarily for transportation projects;

•	Third-party — contributions made by third parties to capital projects being carried out by the Commonwealth;

•	Project-financed bonds — self-supporting bonds payable by the Commonwealth from project-related revenue;

•

Accelerated Bridge Program — Commonwealth special obligation bonds secured by revenues credited to the Commonwealth Transportation Fund or Federal grant anticipation notes issued to fund the accelerated bridge program;

•	ARRA — funds provided by the Federal stimulus bill directly to the Commonwealth for targeted capital investments; and

•	Energy Efficiency — self-supporting Commonwealth general obligation bonds payable with savings to be achieved as a result of energy efficiencies.

Commonwealth Revenues

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Transportation Fund (formerly the Highway Fund) and other operating budgeted funds. For purposes of this disclosure, these funds will be referred to as budgeted operating funds, and revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal 2010, on a statutory basis, approximately 56.7% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from State taxes. In addition, the Federal government provided approximately 28.2% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of State taxes are the income tax, which was projected to account for approximately 55.2% of total tax revenues in fiscal 2011, the sales and use tax, which was projected to account for approximately 24.8%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which were projected to account for approximately 11.3%. Other tax and excise sources were projected to account for the remaining 8.7% of total fiscal 2011 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Under current law, the State personal income tax rate is scheduled to be gradually reduced to 5.0%, contingent upon “baseline” State tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation as measured by the consumer price index for all urban consumers in Boston. In the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored. In fiscal 2010, tax revenue growth was not sufficient to trigger a tax rate reduction for tax year 2011.

State tax receipts for the first ten months of fiscal 2011 were significantly higher than receipts during fiscal 2010. Under current State law, the State income tax rate will be reduced from 5.3% to 5.25% (effective January 1, 2012) if the growth in fiscal 2011 inflation adjusted baseline revenues (as defined in State law) over fiscal 2010 exceeds 2.5%, and if for each consecutive three-month period starting in August 2011 and ending in November 2011 there is positive inflation-adjusted baseline revenue growth as compared to the same consecutive three-month period in calendar 2010. It will not be known if this reduction will be triggered until the Commissioner of Revenue makes a final determination on December 15, 2011. The Department of Revenue estimates that the revenue impact of this rate reduction for fiscal 2012 would be between $52 million and $56 million (with a mid-point of $54 million). The revenue impact for fiscal 2013 (assuming no further rate reduction in calendar year 2013) would be between $111 million and $117 million (with a mid-point of $114 million).

Sales and Use Tax. Effective August 1, 2009, the sales tax rate imposed on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding use tax rate on the storage, use or other consumption of like tangible properties brought into the Commonwealth was raised from 5% to 6.25%. Food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

In August 2009, when the sales tax rate increase was enacted, it was projected to produce an additional $759 million in fiscal 2010 and $900 million annually thereafter. Based on the most recently available data, reflecting both the economic recession and the recovery, as of March 15, 2011, the Department of Revenue estimates that the sales tax increase resulted in additional fiscal 2010 revenues of approximately $739 million and will result in additional revenues of $907 million to $962 million in fiscal 2011 and $941 million to $998 million in fiscal 2012.

As part of the same legislation that increased the sales tax rate, the sales tax exemption on alcohol sales was eliminated effective August 1, 2009, which was expected to generate $78.8 million in fiscal 2010 and approximately $95 million annually thereafter. The Department of Revenue estimates that fiscal 2010 collections from eliminating the alcoholic beverages exemption were $96 million and had estimated that fiscal 2011 collections would be $81 million. On November 2, 2010, a voter initiative to remove the sales tax on alcoholic beverages effective January 1, 2011 was passed by voters. The Department of Revenue estimates that the tax revenue loss resulting from this change will be approximately $40 million to $52 million for fiscal 2011 and between $100 million and $125 million annually thereafter.

Sales tax receipts from establishments that first opened on or after July 1, 1997 and that are located near the site of the Boston Convention and Exhibition Center, sales tax receipts from retail vendors in hotels in Boston and Cambridge that first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center or in hotels near the Springfield Civic and Convention Center that first opened on or after July 1, 2000 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 general appropriations act, this fund is no longer included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through trust funds to the MBTA and the Massachusetts School Building Authority (“MSBA”). The amount dedicated to the MBTA is the amount raised by a 1% sales tax (not including meals), with an inflation-adjusted floor. A comparable amount, though without the floor, is dedicated to the MSBA beginning in fiscal 2010, with lesser amounts dedicated to the MSBA from fiscal 2005 through fiscal 2009.

Beginning in fiscal 2011, a portion of the Commonwealth’s receipts from the sales tax (other than taxes required to be credited to the Convention Center Fund) is dedicated to the Commonwealth Transportation Fund. The amount dedicated is the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Included in this amount is $100 million of general obligation contract assistance payments from the Commonwealth to the Massachusetts Department of Transportation. The fiscal 2010 budget directed the Comptroller to transfer $275 million from the General Fund to the Commonwealth Transportation Fund.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for Federal taxes, is taxed at 8.25% (as of January 1, 2011), subject to further scheduled reductions. The minimum tax is $456. Changes to the corporate tax structure and the business corporations tax rates are discussed below.

Corporate Tax Reform. On July 3, 2008, the Governor approved legislation that changed the corporate tax structure in Massachusetts from a “separate company” reporting state to a “combined reporting” state, effective January 1, 2009. Under a combined reporting structure, commonly owned business corporations (together with financial institutions, public utilities and certain other entities) engaged in a “unitary” business, whether or not they have nexus in Massachusetts, determine their income as one combined business in the aggregate. The combined income of the group is then apportioned to Massachusetts in accordance with the existing apportionment rules and taxed to those members of the group that have nexus in Massachusetts. Transactions between member companies are generally disregarded.

The legislation also repealed the differences between Federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for Federal and

Massachusetts tax purposes. The new law retained the existing structure for different types of corporations — business corporations, manufacturers, financial institutions, utilities and S corporations, with different tax rates and apportionment rules.

Together with these structural changes, the legislation reduced the then-current 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.

Massachusetts tax law imposes an entity level tax on S corporations with more than $6 million in annual receipts. The corporate tax reform legislation also reduced the tax rate for S corporations with more than $9 million in annual receipts so that the regular, non-S corporation rate (for a business corporation or financial institution, as applicable) for the year minus the personal income tax rate for the year equals the rate for such S corporations. The tax rate for S corporations with between $6 million and $9 million in annual receipts will equal two-thirds of the rate applicable to the larger S corporations.

The Department of Revenue estimates that, prior to the so-called Financial Accounting Standards (“FAS”) No. 109 (“FAS 109”) deduction (described in the following paragraph), the structural corporate tax law changes combined with the gradual reductions in the business corporations tax rate, the large S corporations tax rates and the financial institutions tax rate increased revenues by approximately $211.7 million in fiscal 2009 (reflecting less than a full year’s impact of the changes) and $290.9 million in fiscal 2010, and would increase revenues by $197.1 million in fiscal 2011, $150.6 million in fiscal 2012 and $121.7 million in fiscal 2013 and thereafter.

FAS 109 Deduction. The corporate tax reform described above included a new tax deduction designed to limit the impact of combined reporting in the Commonwealth on certain publicly traded corporations’ financial statements. The deduction is generally referred to as the “FAS 109” deduction, in reference to the Statement of Financial Accounting Standards (FAS) No. 109, Accounting for Income Taxes. The Department of Revenue issued a report on FAS 109 deductions on September 23, 2009, based on notices filed by the companies intending to claim FAS 109 deductions. The Department of Revenue used the aggregate amount of FAS 109 deductions intending to be claimed to calculate the aggregate potential tax benefit to such companies, and corresponding tax revenue reduction for the Commonwealth.

The Department of Revenue report indicated that the companies filing such notices stated that their FAS 109 deductions would total approximately $178.1 billion, which would result in corporate tax savings of $535 million at the applicable tax rates in the years in which the deductions are claimed. Corporations are required to claim deductions over a seven-year period starting in tax year 2012. These deductions are expected to result in corporate tax savings (and corresponding Commonwealth corporate tax revenue reductions) of $76 million to $79 million annually for tax years 2012 through 2018, inclusive. As of March 15, 2011, the Governor had proposed to delay the implementation of the FAS 109 deduction for one year.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax for manufacturing companies. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property, into account. Beginning January 1, 1997, legislation was phased in which sourced income of mutual fund service corporations to the states of domicile of the shareholders of the mutual funds that receive services instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax. The corporate tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate from 10.5% to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, and hotel/motel room occupancy, among other tax sources. The excise tax on motor fuels is 21¢ per gallon. The state tax on hotel/motel room occupancy is 5.7%.

On July 1, 2008, the Governor approved legislation raising the tax on cigarettes from $1.51 per pack to $2.51 per pack. The Department of Revenue estimates that the $1.00 per pack cigarette tax increase resulted in a fiscal 2009 revenue increase of between $140 million and $150 million, and resulted in a fiscal 2010 revenue increase of $124 million, compared to revenue generated at the $1.51 per pack rate. The Department of Revenue estimates that revenue increases in subsequent years should also be between $115 million and $130 million annually.

ARRA “De-coupling.” The fiscal 2010 budget included several provisions “decoupling” Commonwealth tax law from certain Federal tax law changes made by ARRA and, in one instance, from the impact of an interpretation by the Federal Internal Revenue Service that was effectively repealed (but only prospectively) by ARRA. The purpose of the decoupling provisions is to prevent revenue losses to the Commonwealth. The Federal provisions at issue are ones that affect the scope of income or deductions of businesses under the Federal Internal Revenue Code (“IRC”) and, in the absence of decoupling, would also apply for purposes of Commonwealth taxation. The specific Federal provisions from which the Commonwealth legislation decouples include: (a) deferral of the recognition of certain cancellation of indebtedness income under the IRC; (b) suspension of IRC rules that would otherwise disallow or defer deductions for original issue discount claimed by issuers of debt obligations; and (c) relief from certain limitations on the use of losses after changes of ownership of a business under (i) IRS Notice 2008-83 (for periods prior to its effective repeal by ARRA) and (ii) new IRC Section 382(n) as added by ARRA.

In addition, the Commonwealth legislation specifically adopts a new Federal exclusion from gross income of certain individuals. ARRA provides a subsidy of 65% of the cost of the Consolidated Omnibus Budget Reconciliation Act (“COBRA,” which gives workers and their families who lose their health benefits the right to choose to continue group health benefits provided by their group health plan for limited periods of time under certain circumstances) continuation premiums for up to nine months for certain involuntarily terminated employees and for their families. This subsidy also applies to health care continuation coverage if required by states for small employers. ARRA provides for an exclusion from Federal gross income of the COBRA subsidy. Because Commonwealth personal income tax law generally adopts IRC rules defining the scope of gross income as of January 1, 2005, it was necessary to adopt a specific Commonwealth exclusion to prevent this 2009 Federal subsidy from being included in the Commonwealth taxable income of affected employees.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits. The annual “tax expenditure budget” filed by the Governor provides a list, description and revenue estimate of various tax credits and incentives.

In July 2007, the Commonwealth revised its film tax credit to provide tax credits of 25% of certain production costs incurred by film production companies in Massachusetts that incurred at least $50,000 of film production costs in the State. Such production companies were also granted a sales and use tax exemption for goods purchased in the Commonwealth. A film production company may elect either to transfer all or part of its production credit to another taxpayer or to claim a refund of 90% of the amount that is not currently used. There is no cap on the amount of film tax credits that may be claimed. Under current law, the film tax credit will expire on January 1, 2023. As of March 15, 2011, approximately $259.8 million in tax credits had been approved or were in the process of being approved by the Department of Revenue since the program’s inception. The Department of Revenue estimates that the tax credits reduced fiscal 2007 tax revenues by approximately $12 million, reduced fiscal 2008 tax revenues by approximately $11 million, reduced fiscal 2009 tax revenues by approximately $110 million, reduced fiscal 2010 tax revenues by approximately $100 million, and would reduce fiscal 2011 revenues by between $50 million and $80 million, not including any offsetting tax revenue from the film-related economic activity generated by the tax incentives. Virtually all of the reduction in tax payments resulting from credits that have been transferred or sold is reflected in the insurance, financial institutions, public utilities, and corporate tax categories. The Department of Revenue is required to prepare an annual report of the impact of the film tax credit.

Under legislation approved on June 16, 2008 in support of the life sciences industry, up to $25 million per year in tax incentives will be available to certified life sciences companies over a ten-year period, commencing on January 1, 2009 for an aggregate amount of $250 million, although the Governor has proposed in his fiscal 2012 budget to administratively reduce fiscal year 2012 tax expenditures by about $5 million (without reducing statutory authorizations) by limiting the actual tax credits that would be refunded or used by eligible corporations.

The Department of Revenue estimates that this program resulted in a revenue reduction of $5 million in fiscal 2010, and would result in a revenue reduction of between $15 million and $25 million in fiscal 2011, and of between $15 million and $25 million in fiscal 2012.

Tax Revenue Forecasting

Under State law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in his opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. Beginning in fiscal 2005, state finance law has required that the consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

Fiscal 2010, Fiscal 2011 and Fiscal 2012 Tax Revenues

Fiscal 2010. Fiscal 2010 collections totaled $18.544 billion, an increase of approximately $284 million, or 1.6%, over fiscal 2009.

The tax revenue increase of $284.4 million from fiscal 2009 was attributable in large part to an increase of approximately $743 million, or 19.2%, in sales and use tax collections, an increase of approximately $21 million, or 1.0%, in corporate and business collections, offset by a decrease of approximately $473 million, or 4.5%, in income tax collections. The tax revenue figures from the Department of Revenue indicate that fiscal 2010 tax collections were $84 million above the revised fiscal 2010 estimate of $18.460 billion announced by the Secretary of Administration and Finance on January 7, 2010.

Fiscal 2011. Preliminary tax revenues for the first ten months of fiscal 2011, ended April 30, 2011, totaled approximately $16.860 billion, an increase of approximately $1.927 billion, or 12.9%, over the same period in fiscal 2010.

The year-to-date tax revenue increase of approximately $1.927 billion through April 30, 2011 from the same period in fiscal 2010 was attributable, in large part, to an increase of approximately $649.1 million, or 74.7%, in income tax payments with returns and extensions (mostly in April 2011), an increase of approximately $506.7 million, or 6.8%, in withholding collections, an increase of approximately $303.6 million, or 26.8%, in income tax estimated payments, a decrease of approximately $53 million, or 4.0%, in income tax refunds, an increase of approximately $291.4 million, or 7.7%, in sales and use tax collections, and an increase of approximately $76.3 million, or 4.6%, in corporate and business tax collections. Year-to-date fiscal 2011 tax collections (through April 2011) were approximately $732 million above the January 18, 2011 fiscal 2011 tax revenue estimate of $19.784 billion, which was an upward revision from the consensus estimate used for the original fiscal 2011 budget (adjusted for the impacts of the economic development bill and the sales tax holidays in August 2010).

Fiscal 2012. On January 18, 2011, a fiscal 2012 consensus tax revenue estimate of $20.525 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2012 consensus tax revenue estimate of $20.525 billion represents revenue growth of 3.7% actual and 5.3% baseline from the revised fiscal 2011 estimate of $19.784 billion.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the Federal share of entitlement programs such as Medicaid and through block grants for programs such as TANF. The amount of Federal reimbursements to be received is determined by State expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the Federal government. Federal reimbursements for fiscal 2010 were $ 8.549 billion including $1.328 billion as a result of enhanced FMAP reimbursement under ARRA. As of March 15, 2011, Federal reimbursements for fiscal 2011 were projected to be $9.197 billion.

Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2010, departmental and other non-tax revenues were $2.801 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2010 included $477.1 million for Registry of Motor Vehicles fees, fines and assessments, $117.2 million from filing, registration and other fees paid to the Secretary of State’s office, $117.2 million in fees, fines and assessments charged by the court systems and $66.5 million in tuition remitted to schools of higher education. Fiscal 2011 departmental and other non-tax revenues were projected to be $2.934 billion.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for transfers from the Lottery of $1.035 billion, $1.103 billion, $1.128 billion, $1.003 billion and $989.7 million in fiscal 2006 through 2010, respectively. Under State law, the net balance in the State Lottery Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to provide local aid.

The Lottery Commission’s operating revenues for fiscal 2010 were $989.7 million. This includes a $7.0 million spending reduction in operating expenses related to Lottery agent incentive programs and a $3.1 million spending reversion in administrative expenses. The result was a surplus of $55.4 million against the assumed $934.3 million budget to fund various commitments appropriated by the Legislature from the State Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $758.8 million in appropriations for local aid to cities and towns, with the balance of $55.4 million transferred to the General Fund for the general activities of the Commonwealth.

As enacted, the fiscal 2011 budget assumed total transfers from the Lottery of $1.008 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including Lottery administrative expenses and $812.2 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. This legislative assumption exceeded the revenue projections given by the State Lottery

Commission for fiscal 2011 ($986.8 million) by approximately $21 million. This deficiency, along with other budgetary exposures, was addressed by the Governor with vetoes when he signed the fiscal 2011 budget. In December 2010, the State Lottery Commission reduced its projection from $986.8 million to $960.5 million. In March 2011, the Lottery revised its fiscal 2011 projection to $956.0 million and in April 2011 revised its projection to $958.7 million. As of March 15, 2011, the estimated deficiency for budgetary distributions to be funded by Lottery proceeds was $29.4 million.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04% which equals more than $8.3 billion through 2025, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006, April 2007, April 2008, April 2009 and April 2010. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in fiscal 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employees retirement system for health care and other non-pension benefits for retired members of the system. In fiscal 2008, the Health Care Security Trust’s balance was transferred to the State Retiree Benefits Trust Fund. The fiscal 2010 and 2011 budgets transfer all payments received by the Commonwealth in fiscal 2010 and 2011 pursuant to the master settlement agreement from the Health Care Security Trust to the General Fund.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the Federal government, during the three calendar years immediately preceding the end of such Fiscal year. The growth limit is used to calculate “allowable State tax revenue” for each fiscal year. Chapter 62F also requires that allowable State tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of State financial assistance to local governmental units, obligations under the State governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal 2007 through 2010 were lower than the “allowable State tax revenue” limit set by Chapter 62F, and, as of March 15, 2011, were expected to be lower than the limit in fiscal 2011.

Chapter 62F was amended by the fiscal 2003 and fiscal 2004 general appropriations acts to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual State tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then transfer tax revenue in excess of permissible tax revenue from the General Fund to a Temporary Holding Fund to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible State tax revenue for the year is to be held in the Temporary Holding Fund pending disposition by the Comptroller. The Comptroller is required to first use any funds in the Temporary Holding Fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget require that at the end of each fiscal year, the Comptroller must transfer remaining excess revenue from the Temporary Holding Fund back to the General Fund for inclusion in consolidated net surplus.

As of March 31, 2011, actual State tax revenues for fiscal 2011 exceeded the permissible State tax revenue limit set by Chapter 62F by approximately $651.8 million. Because no withdrawals from the Stabilization Fund were expected to occur during fiscal 2011, the entire amount of any cumulative excess as of the end of fiscal 2011 was expected to be transferred back to the General Fund for inclusion in consolidated net surplus.

Fiscal 2010, Fiscal 2011 and Fiscal 2012

Fiscal 2010

GAAP Basis. The Commonwealth’s GAAP financial statements for the year ended June 30, 2010 present a government-wide perspective, including debt, fixed assets and accrual activity on a comprehensive statement of net assets. All fixed assets, including road and bridge infrastructure and all long-term liabilities, including outstanding debt and commitments of long-term assistance to municipalities and authorities, are part of the statements. The Commonwealth’s statement of revenues, expenditures and changes in fund balances are presented as a statement of activities.

The liabilities of the Commonwealth exceeded its assets at the end of fiscal 2010 by over $18.6 billion, a reduction of over $10.3 billion during the fiscal year. The vast majority of the change relates to the creation of the Massachusetts Department of Transportation, as explained below.

The creation of the Massachusetts Department of Transportation is reflected as transfer out of government activities as it occurred November 1 (mid-fiscal year) but is reflected as beginning balance adjustments in the component unit column in the Commonwealth’s financial statements, as the transfers were part of the Massachusetts Department of Transportation’s beginning balance at its creation.

As noted above, about $8.9 billion of this change is attributable to the Massachusetts Department of Transportation reorganization. Of the $18.6 billion deficit amount, “unrestricted net assets” is negative by almost $21.1 billion, and there is a nearly $886 million deficit attributable to the Commonwealth’s investment in capital assets net of related debt. There are two primary reasons for negative unrestricted net assets: first, the Commonwealth has a liability of $7.4 billion for its share of the construction costs of schools owned and operated by municipalities through the Massachusetts School Building Authority; second, with the creation of the Massachusetts Department of Transportation, virtually all highway and bridge assets of the Commonwealth totaling approximately $15.5 billion, net of depreciation, were transferred to the new entity. The Commonwealth, however, paid for the construction of these assets and retains a large amount of related debt, which will now be unrelated to any capital asset owned by the Commonwealth. These negative amounts are offset by $1.7 billion in “restricted net assets.”

During the fiscal year, approximately $447 million in restricted net asset balances were set aside for unemployment benefits and an additional approximate $589 million were restricted for debt retirement.

Fiscal 2011

On June 30, 2010, the Governor approved the fiscal 2011 budget, which totaled $27.570 billion. The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature. Such vetoes included $372 million of appropriations funded from additional Federal Medicaid matching funds (“FMAP”) that were assumed in the budget but which the United States Congress had not yet approved. (The FMAP extension legislation was subsequently approved.) A six-month extension of the enhanced FMAP rate was anticipated in the Governor’s fiscal 2011 budget proposals filed in January 2010, as well as in both the House and Senate versions of the budget. In addition, the budget enacted by the Legislature included $54 million in anticipated Federal assistance for needy families that, as of March 15, 2011, had not been approved by Congress. The budget enacted by the Legislature also included approximately $21 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission. The Governor vetoed certain funding in the fiscal 2011 budget to solve for the exposures anticipated at that time.

The fiscal 2011 budget included a $100 million withdrawal from the Stabilization Fund, the use of fiscal 2011 interest earnings on the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the General Fund balance into fiscal 2012. Taking all that into account, the Stabilization Fund was projected, when the fiscal 2011 budget was signed into law, to have a $556 million balance at the end of fiscal 2011. The fiscal 2011 budget also relied on $809 million in remaining available Federal funds under the ARRA.

On August 5, 2010, the Governor signed into law legislation relating to economic development that included four sets of provisions affecting tax revenues:

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The legislation extends the net operating loss carry-forward period for specified categories of taxpayers (generally including business corporations but not financial institutions or utility corporations) filing under the corporate excise tax from five years to 20 years, for losses sustained in tax years beginning in calendar year 2010. The Department of Revenue estimates that the static revenue loss under this provision will be approximately $4.7 million in fiscal 2016, $12.6 million in fiscal 2017, $19.8 million in fiscal 2018, $25.5 million in fiscal 2019, and $30.3 million in fiscal 2020. The Department of Revenue estimates that the static revenue loss under this provision will increase annually until the tax law change is fully phased in by fiscal 2031, at which point the annual revenue loss will be approximately $92.2 million.

•

The legislation institutes a reduced 3% capital gains tax rate under the individual income tax for sale of investments in certain Massachusetts-based start-ups. The new rate takes effect for tax years beginning on or after January 1, 2011 with respect to investments in corporations incorporated on or after January 1, 2011, but a three-year holding period is required. The Department of Revenue estimates that this provision will result in a static revenue loss of $0.1 million in fiscal 2014, $0.7 million in fiscal 2015, $2.3 million in fiscal 2016, $4.0 million in fiscal 2017, and $5.7 million in fiscal 2018. The Department of Revenue estimates that the static revenue loss under this provision will increase annually until fiscal 2022, at which point the annual revenue loss will be approximately $13.5 million.

•

The legislation provides for the exclusion of income of a non-U.S. corporation from a “water’s edge” combined report under the corporate excise tax if the income is not subject to U.S. Federal income tax by reason of an exemption in a Federal bi-lateral treaty, effective for tax years beginning January 1, 2009. Other income of a non-U.S. corporation that is derived from U.S. sources (as well as income effectively connected with a U.S. trade or business) would continue to be included in the combined group’s Massachusetts income tax base in accordance with the combined reporting statute and regulations, including in situations where a Federal treaty reduces the Federal tax rate on such income but does not completely exempt the income from tax. The Department of Revenue estimates that this provision will probably result in a revenue reduction or revenue forgone of up to approximately $28 million annually, with a potentially larger revenue loss in fiscal 2011 due to the retroactive nature of the change.

•

The legislation established a sales tax holiday on August 14-15, 2010. All non-business retail sales of $2,500 or less were exempt from the Massachusetts sales tax, excluding telecommunications services, motor vehicles, meals, utilities, motor boats, and tobacco products. The Department of Revenue certified on December 29, 2010 that the sales tax holiday resulted in a static revenue loss of approximately $19.9 million in fiscal 2011.

On August 10, 2010, the President signed a $26 billion state-aid package that would provide additional Federal funding to the states for Medicaid and teachers’ pay. This measure extended the FMAP rate originally set to expire on December 31, 2010 to June 30, 2011, which was expected to provide approximately $449 million in additional Medicaid reimbursement to the Commonwealth. The state-aid package was also expected to provide approximately $204 million to the Commonwealth to retain or hire teachers at local school districts.

On October 15, 2010 the Governor approved supplemental budget legislation that included approximately $419 million in supplemental appropriations in order to preserve program funding for safety net services and public safety functions. This additional funding was supported with $399 million of the $449 million in estimated additional Federal revenues to be provided to the Commonwealth in fiscal 2011 from the August 2010 extension of the FMAP rate through June 30, 2011, leaving $50 million in such revenues unexpended. The legislation also eliminated the planned fiscal 2011 withdrawal of $100 million from the Stabilization Fund and restored the “statutory carry forward” in fiscal 2011, worth approximately $95 million. Of the $419 million in supplemental funding, approximately $327 million was provided for the MassHealth program. The Commonwealth receives additional Federal Medicaid reimbursements for these expenditures, leaving the “net” total amount of supplemental funding at approximately $203 million.

On January 4, 2011 the Governor approved $330 million in supplemental appropriations, including $258 million for the MassHealth program, $20 million for the Commonwealth Care Bridge Program and $16 million for the emergency assistance shelter program.

On January 18, 2011 the Secretary of Administration and Finance, in consultation with the chairs of the House and Senate Committees on Ways and Means and based on available data on tax revenue collections and economic trends, revised the fiscal 2011 tax revenue estimate from $19.078 billion to $19.784 billion. The Secretary also revised the non-tax revenue estimate to account for, among other non-tax revenue items, the fact that the Secretary no longer expected approximately $160 million in estimated fiscal 2011 revenues tied to reimbursement for certain costs associated with the Special Disability Workload, owed by the Federal government to the Commonwealth, to be received in fiscal 2011. When the fiscal 2011 budget was signed into law, it appeared likely that the United States Congress would fund these amounts owed to states before the November 2010 elections. However, as of March 15, 2011, the Commonwealth indicated that the Secretary of Administration and Finance was less confident that the Commonwealth would receive this amount from the Federal government in fiscal 2011.

On January 26, 2011, the Governor filed legislation requesting supplemental fiscal 2011 appropriations totaling $311.7 million, including $183.3 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments were to be entirely supported by offsetting Federal revenues in fiscal 2011), $32.6 million for a reserve for the Trial Court to support collective bargaining increases for the Office and Professional Employees International Union (“OPEIU”) Local 6, $25 million for additional projected snow and ice removal costs, $14.4 million to support cash assistance caseload spending at the Department of Transitional Assistance, $25 million for additional funding to support Underground Storage Tank reimbursements, $8.2 million for the operations of the Fernald Development Center in Waltham (which, as of March 15, 2011, had remained open beyond projected closure dates) and $6 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters.

In addition, the legislation provided for other requests such as line item transfer authority for MassHealth and the Department of Early Education and Care to manage caseload and utilization changes, and authorization for the Secretary of Administration and Finance to fund the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was suspended in the fiscal 2011 budget. The value of this deposit was projected to be $95 million and was to result in a projected fiscal 2011 ending balance of $770 million in the Stabilization Fund.

On April 11, 2011 the Governor approved supplemental budget legislation that included approximately $325 million in supplemental appropriations, including $199.4 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments were expected to be entirely supported by offsetting Federal revenues in fiscal 2011), $49.8 million for additional projected snow and ice removal cost, $32.6 million for a reserve for the Trial Court to support collective bargaining increases for OPEIU Local 6 and $8 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters.

In addition, the legislation restored the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was initially suspended in the fiscal 2011 budget. The value of this deposit was projected to be almost $100 million and was expected to result in a projected fiscal 2011 ending balance of $770 million in the Stabilization Fund.

On May 4, 2011, the Governor filed legislation requesting new supplemental appropriations totaling $60.5 million, including $42 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases and $15 million for increased caseloads at the Department of Transitional Assistance.

Fiscal 2012

On January 18, 2011, a fiscal 2012 consensus tax revenue estimate of $20.525 billion was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. The fiscal 2012 consensus tax revenue estimate of $20.525 billion represents revenue growth of 3.7% actual and 5.3% baseline from the revised fiscal 2011 estimate of $19.784 billion.

On January 26, 2011, the Governor filed with the Legislature his budget recommendations for fiscal 2012. The Governor’s recommendations called for total spending in fiscal 2012 to be less than total anticipated spending in fiscal 2011 by $570 million, or 1.8%, after accounting for close to $400 million of off-budget spending in fiscal 2011 for Chapter 70 education aid, higher education and special education from Federal stimulus funds that would otherwise be accounted for within the State budget. After accounting for one-time resources supporting the fiscal 2011 budget and estimated changes in tax and non tax revenues, the total resources expected to be available in fiscal 2012 are $1.2 billion less than in fiscal 2011. The Governor proposed $627 million in additional resources to support the fiscal 2012 budget, resulting in a total budget that would be $570 million below fiscal 2011 estimated spending. Of the $627 million in additional resources, $385 million are considered by the Executive Office for Administration and Finance to be one-time resources, including a withdrawal of $200 million from the Stabilization Fund. The $200 million withdrawal from the Stabilization Fund would leave a projected fiscal 2012 ending balance of approximately $570 million. The Governor’s fiscal 2012 budget recommendations also included a proposal to require any one-time litigation or tax settlements in excess of $10 million to be deposited into the Stabilization Fund. The $385 million in fiscal 2012 one-time resources would be an approximate $1.5 billion decrease from one-time resources assumed as of March 15, 2011 in the fiscal 2011 budget.

In addition to the $200 million withdrawal from the Stabilization Fund, the fiscal 2012 budget recommendation included the following revenue proposals: $99 million in additional abandoned property revenues above the roughly $90 million that are typically collected each year; $46 million from the delay of the FAS 109 deduction, which is to become effective in the next tax year; $8 million in State revenues from clarifying that hotel resellers must collect hotel occupancy taxes on their mark-ups; $78 million from additional Federal Medicaid revenue adopted under a waiver with the Centers for Medicare and Medicaid

Services; $61.5 million from enhanced tax collection activities performed by the Department of Revenue; $40 million in revenue maximization efforts to optimize Federal revenue and other sources; $20 million from the modernization of bottle redemption laws to include a broader group of beverage sales subject to the 5¢ bottle deposit; $20 million from making technical clarifications to the State’s existing corporate sales factor rules; $25 million from contributions from quasi-public authorities; and other revenue initiatives totaling $30 million in fiscal 2012.

Included in the Governor’s fiscal 2012 budget, or in legislation filed concurrently with the budget recommendations, were a number of reform initiatives including: pension reform, criminal justice reform, homeless shelter reform and a municipal relief package. Many of these and other reform proposals are expected to generate savings that have been assumed in the Governor’s fiscal 2012 budget proposal. The Governor’s budget proposal also assumes growth in spending for the Commonwealth’s health care coverage programs, including MassHealth, Commonwealth Care and the Group Insurance Commission, will be avoided in fiscal 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings. With respect to MassHealth, other steps to control growth in costs are also being taken, including reductions in provider and managed care plan rates, reductions in certain optional benefits and increases in certain co-payments. In the absence of these steps to control growth in costs, the Executive Office for Administration and Finance estimates that costs in the Commonwealth’s health care coverage programs would grow by approximately $1 billion.

On April 28, 2011, the House of Representatives approved its version of the fiscal 2012 budget, which is based upon the consensus tax revenue estimate for fiscal 2012 of $20.525 billion. According to the House Committee on Ways and Means, the House budget provides for $30.543 billion in spending, which is approximately $5 million lower than the Governor’s fiscal 2012 budget proposal. The House budget, like the Governor’s proposal, relies upon a $200 million withdrawal from the Stabilization Fund. The House budget largely mirrors the Governor’s fiscal 2012 budget proposals with respect to local aid, one of the largest outlays in the budget. On April 14, 2011, the Senate adopted a local aid resolution endorsing the same levels of local aid. The Senate was expected to debate and approve its version of the budget in late May 2011. Differences between the House and Senate versions of the fiscal 2012 budget were to be reconciled by a legislative conference committee.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes, must be repaid by the end of the fiscal year. As of March 15, 2011, the State had liquidity support for a $200 million tax-exempt commercial paper program for general obligation notes. As of March 15, 2011, the Commonwealth was in the process of adding two additional lines of credit for the commercial paper program, in the amount of $200 million per line. This would bring the capacity of the commercial paper program to $600 million. The two additional lines of credit were expected to be available in April 2011. The Commonwealth has relied upon the commercial paper program for additional liquidity since 2002.

The Commonwealth ended fiscal 2010 with an overall increase in the non-segregated cash balance from $805.3 million (at the end of fiscal 2009) to $844.2 million, as compared to a projection of $860.2 million in the June 3, 2010 cash flow forecast.

On February 28, 2011, the State Treasurer and the Secretary of Administration and Finance released cash flow statements for fiscal 2011 and fiscal 2012. The fiscal 2011 cash flow statement was based upon the fiscal 2011 budget signed on June 30, 2010 (including the value of all vetoes and subsequent overrides), all supplemental appropriations filed, enacted or anticipated, and all prior appropriations continued into fiscal

2011. The fiscal 2012 cash flow statement was based upon the consensus tax revenue estimate announced on January 18, 2011 and the Governor’s budget recommendations for fiscal 2012.

The Commonwealth’s five-year capital investment plan, which is reviewed annually, called for approximately $2.3 billion of bonds to be issued in fiscal 2011. This amount included $1.625 billion in general obligation bonds issued under the bond cap and $675 million of borrowing for the accelerated bridge program (which included $300 million of borrowing for the program carried over from prior fiscal years, as well as $375 million in borrowing for fiscal 2011). The plan calls for approximately $2.070 billion of bonds to be issued in fiscal 2012, including $1.750 billion in general obligation bonds issued under the bond cap and $320 million of borrowing for the accelerated bridge program.

On August 26, 2010 the State Treasurer issued $358 million in general obligation bonds under the bond cap and $1.2 billion in revenue anticipation notes to support the State’s cash flow. The revenue anticipation notes were scheduled to mature in late April 2011, late May 2011 and late June 2011. The State Treasurer issued an additional $350 million in general obligation bonds under the bond cap on December 1, 2010. The State Treasurer also issued general obligation refunding bonds on July 29, 2010 (approximately $120.4 million) and September 15, 2010 (approximately $165.6 million) to refund certain Commonwealth bonds that matured on August 1, 2010, October 1, 2010 and November 1, 2010, pursuant to special legislation enacted in conjunction with the fiscal 2011 budget. Both series of refunding bonds were sold on July 23, 2010. The refunding bonds mature in 2014 and 2015.

Legal Matters

There are pending in State and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. As of March 15, 2011, the opinion of the Attorney General, no litigation was pending or, to her knowledge, threatened which was likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Health Care for All v. Romney, et al., United States District Court. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth’s administration of the dental program fails to comply with Federal Medicaid law. In February 2006, the District Court entered judgment against the State defendants on three counts of the plaintiffs’ third amended complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth developed and implemented a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Court oversight of the remediation plan ended in February 2011.

Rosie D., et al. v. The Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. In February 2007, the District Court adopted the defendants’ proposed remedial plan, with some modifications, and, in July 2007, entered judgment in accordance with that plan, as modified. The Commonwealth did not appeal from that judgment and has begun implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth’s motion, the Court modified the judgment to extend the date for full implementation to November 30, 2009. In January 2009, the Court allowed plaintiffs’ motion for $7 million in legal fees. The cost of implementation is likely to exceed $20 million annually beginning in fiscal 2009. Although in fiscal 2009 the Commonwealth paid the plaintiffs’ attorneys approximately $7.1 million in court-approved fees, plaintiffs are entitled to submit additional petitions for recovery of attorneys’ fees incurred post-judgment (e.g., for monitoring activity), through the end of the remedial plan implementation period (July 2012). In late May 2010, plaintiffs moved the Court for payment of approximately $1.48 million in attorneys’ fees for monitoring the implementation of the judgment during the period from January 1, 2007, through June 30, 2009. Defendants’ counsel filed an objection to approximately $250,000 of the fees requested. The Court issued an order reducing defendants’ attorneys’ fees by $50,000.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al., United States District Court. The Disability Law Center (“DLC”) filed suit against the Department of Correction (“DOC”) and various senior DOC officials, alleging that confining prisoners with “serious mental illness” (“SMI”) in segregation beyond a short period violates the Eighth Amendment of the United States Constitution, the Americans with Disabilities Act and the Rehabilitation Act of 1973. DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish maximum security treatment units as an alternative to segregation. DLC has proposed a broad definition of SMI which, if adopted, would require special treatment units for a large percentage of DOC’s segregation population. DLC’s counsel and experts (a psychiatrist, a psychologist and a corrections specialist) have toured several DOC facilities and have interviewed numerous segregation inmates. DLC has received the medical and mental health records of numerous inmates.

In 2009, the parties drafted a comprehensive settlement agreement which would have required approximately $135 million of additional funding over the next five fiscal years relating to program costs and staffing, plus approximately $8 million in bond funding for information technology infrastructure and related upgrades. Due to the deepening fiscal crisis, DOC could not commit to the settlement proposal. DLC rejected DOC’s counter-proposal for the provision of appropriate services to inmates with SMI, while taking account of the Commonwealth’s budgetary constraints. As the parties proceeded with the litigation, DOC continued to improve and enhance its mental health services delivery, building on initiatives begun prior to the litigation. DOC’s new initiatives, accomplished with existing budgetary resources, and based upon the recommendations of DOC’s psychiatric expert, include the following: DOC adopted an SMI definition consistent with definitions developed in other jurisdictions. Inmates with SMI have been excluded from long-term segregation and placed in two new maximum security mental health units — the 15 bed Secure Treatment Program (“STP”) at the Souza Baranowski Correctional Center and the 13 bed Behavior Management Unit (“BMU”) at MCI-Cedar Junction. DOC operates four residential treatment units, a maximum security unit at the Old Colony Correctional Center (“OCCC”), and medium security units at OCCC, the North Central Correctional Center and MCI-Framingham. An 11-bed tier of the Departmental Disciplinary Unit is being prepared to house and treat long-term segregation inmates awaiting bed placement in the STP and BMU. OCCC was re-designated to serve as a special prison focused on inmates with mental illness. DOC developed and implemented a mental health classification process to determine the level of treatment of all inmates with open mental health cases. DOC is formalizing the process for incorporating mental health considerations in the disciplinary process. Inmates with SMI who are segregated in short-term segregation units are being provided weekly out-of-cell clinical contact, as well as a special review process to hasten their removal from segregation.

The Commonwealth has indicated that DOC’s initiatives substantially address the matters asserted in the complaint. DOC’s ability to continue to provide these services is contingent upon the maintenance of sufficient budgetary resources and staff positions. Trial was scheduled to commence on June 6, 2011. It was anticipated that the trial date would be continued because discovery remained ongoing.

Harper et al. v. Massachusetts Department of Transitional Assistance, United States District Court. This lawsuit was filed by four individuals seeking to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Massachusetts Department of

Transitional Assistance (“DTA”). Plaintiffs allege that the way DTA administers its programs has the effect of preventing persons with disabilities from having equal access to DTA’s benefits and services, and therefore violates the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the DTA’s policies and procedures as well as to information and telephone systems. After the assigned magistrate judge recommended class certification, DTA filed objections with the District Court judge, who, as of March 15, 2011, had the matter under advisement since mid-March 2010. As the result of an August 2010 court order, the case had been stayed, as of March 15, 2011, while the parties engaged in mediation. Although the existence and scope of liability are contested by DTA, the cost of implementing the changes demanded by the plaintiffs could be millions of dollars.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II), Massachusetts Housing Court, Western Division. These are consolidated class actions challenging DTA’s practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs’ motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and Didonato II. Following the court’s decision, DTA worked with plaintiffs’ counsel to implement the court’s partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints. Plaintiffs moved to amend their complaint to include a demand that the Commonwealth adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities. The court allowed the motion to amend over the defendants’ objection. If the Commonwealth is compelled to facilitate a motel placement before placing a family with school-age children in a shelter more than 20 miles from their home community, the program costs related to implementing such a requirement potentially could exceed $20 million. On July 1, 2009, the emergency shelter program was transferred from DTA to another state agency, the Department of Housing and Community Development.

Mass. Community College Council, Inc., et al. v. Board of Higher Ed., et al., Suffolk County Superior Court. A group of individual plaintiffs and the employee organizations to which they belong brought this action for declaratory and mandamus relief challenging the Commonwealth’s criteria for eligibility to enroll in Group Insurance Commission health insurance coverage under G.L. c.32A and for the payment of a pro rata contribution for non-eligible employees who obtain health insurance coverage through the Health Insurance Connector Authority. The complaint was filed in late November 2009, and the State defendants answered on February 12, 2010, denying that the plaintiffs are entitled to any of the relief they demand. While the case is not a class action, if the plaintiffs prevail, it is expected that the Commonwealth would likely make similarly situated persons eligible for coverage or contribution. If plaintiffs obtain rights to enroll in GIC health care coverage, those who would become eligible for enrollment in GIC health insurance coverage might also successfully argue for pension benefits in a separate, subsequent proceeding. As of March 15, 2011, it was not possible to accurately estimate the costs that would be incurred if the plaintiffs prevail.

Finch, et al. v. Health Insurance Connector Authority, et al., Supreme Judicial Court for Suffolk County. This lawsuit, filed directly in the Supreme Judicial Court single justice session, challenges, under the state Equal Protection Clause, a statute enacted in August 2009 that excludes from the Commonwealth Care program, run by the Connector Authority, those individuals who are alien residents with special status (“AWSS”). Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program. Because the Commonwealth does not receive Federal Medicaid funds for these individuals (unlike other members of Commonwealth Care), the Legislature effectively reduced the Connector Authority’s budget by excluding this group of members. The Commonwealth then established a less expensive program to cover much of the AWSS population with health insurance. The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program. The case was argued before the Supreme Judicial Court in November 2010. On May 6, 2011, the Supreme Judicial Court issued a decision in which it held that the Massachusetts statute limiting many aliens’ eligibility for Commonwealth Care constitutes a suspect classification that is subject to strict scrutiny under the

Massachusetts Constitution. The Court did not reach the question whether this restriction on Commonwealth Care eligibility would satisfy strict scrutiny, but remanded the matter to the Supreme Judicial Court single justice session for further proceedings. The Commonwealth had stated that, if plaintiffs succeed on their claims, and the Legislature makes no other changes to eligibility requirements, the Commonwealth could incur more than $100 million in additional costs for covering special status immigrants through Commonwealth Care per fiscal year. The Commonwealth has noted that this is a conservative estimate based on projected average program costs and will be refined as updated cost and enrollment information for special status immigrants becomes available. The Commonwealth has also stated that it is possible that the Supreme Judicial Court’s decision will have implications for other public benefit programs.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al., United States District Court, Western Division. This is a class action in which plaintiffs allege that the Commonwealth’s foster care system violates foster children’s constitutional and statutory rights to be protected from harm while in State custody; not to be deprived unnecessarily of child-parent and sibling relationships; to safe, stable foster care placements and timely adoption planning and recruitment; to payments to foster care providers that cover the actual costs of providing food, clothing, shelter, and other essential items; and to adequate educational, mental health, medical, and dental services. Plaintiffs further allege that children are abused and neglected while in the Commonwealth’s foster care system at a rate higher than the national average; that children in foster care are moved from one placement to another with unusual frequency; that many children never achieve permanency in their placements; and that hundreds of children “age out” of foster care inadequately prepared to live independently as adults. Plaintiffs claim that the system’s alleged failures are attributable to an insufficient number of social workers, all carrying excessive caseloads; a dearth of appropriate foster care placements and ancillary services; and insufficient supports (including financial reimbursement) to foster care providers. The Court denied the defendants’ motion to dismiss the lawsuit and, in late February 2011, granted the plaintiffs’ motion for class certification. As of March 15, 2011, the case was moving into the discovery phase. If plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend millions of dollars in increased foster care reimbursement payments, personnel costs, and services.

Medicaid Audits and Regulatory Reviews

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The Federal Health Care Financing Administration (now the Centers for Medicare and Medicaid Services (“CMS”)) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth’s Health Safety Net Trust Fund (formerly the Uncompensated Care Pool) might violate Federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought Federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the Federal law pertaining to health care-related taxes. Under Federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the Federal government could seek retroactive repayment of Federal Medicaid reimbursements. By the end of fiscal year 2011, the Commonwealth was expected to have collected an estimated $4.997 billion in acute hospital assessments since 1990 and an estimated $1.877 billion in surcharge payments since 1998.

In re: Disallowance of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for Federal financial participation (“FFP”) totaling almost $52.5 million. This amount represents the Federal share of the portion of MassHealth supplemental payments to Boston Medical Center (“BMC”), Cambridge Health Alliance (“CHA”) and UMass Memorial Health Care, Inc. (“UMMHC”) hospitals attributable to dates of service in or before fiscal 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC. The Executive Office of Health and Human Services (“EOHHS”) returned $9 million in FFP based on its own update of projected payment limits. In February 2011, CMS sent EOHHS a Notice of Disallowance of $25,543,963.

Commonwealth v. Sebelius, United States District Court (referred to as In re: Disallowance by the U.S. Department of Health and Human Services Centers of Medicare and Medicaid Services. On March 20, 2008, CMS issued a notice of disallowance of $86,645,347 in FFP for fiscal 2002 and fiscal 2003. As the basis for the disallowance, CMS cited the final findings of an audit conducted by the Office of the Inspector General of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth appealed the CMS disallowance to the Departmental Appeal Board of the U.S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth then filed an appeal of the disallowance in Federal district court. On March 24, 2010, the district court entered judgment for the United States. The parties subsequently entered into a settlement agreement which provides that CMS retain the approximately $86.6 million FFP and forgo any further disallowance actions for other similar FFP claims.

Boston Medical Center Corp. and Boston Medical Center Health Plan, Inc. v. Secretary of the Executive Office of Health and Human Services, Suffolk Superior Court. Plaintiffs filed suit in July 2009 claiming that they are owed at least $127.6 million, plus interest, for fiscal 2009. First, plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the BMC hospital and managed care organization entities and that, if the rates for that year were increased to levels that plaintiffs seek, they would be entitled to an additional $120.9 million for fiscal 2009. Second, plaintiffs allege that they are entitled to an additional $6.7 million in net supplemental payments for fiscal 2009 under St. 2006, c. 58, § 122, the so-called Health Care Reform Act. Defendant filed an Answer denying all claims. On December 20, 2010 the court granted the defendant’s motion to dismiss all of the plaintiffs’ claims. As of March 15, 2011, plaintiffs had filed a notice of appeal.

Holyoke Medical Center, Inc., et al. v. Secretary of the Executive Office of Health & Human Services, Suffolk Superior Court. Six community hospitals that mainly serve patients covered by State and Federal public insurance plans filed suit in December 2009 claiming that they are owed at least $115.9 million by the Commonwealth’s Medicaid program. Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the six plaintiff hospitals. On December 20, 2010 the court granted the defendant’s motion to dismiss all of the plaintiffs’ claims. As of March 15, 2011, plaintiffs had filed a notice of appeal.

Taxes

Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue, Middlesex Superior Court. The plaintiffs, a putative class of Massachusetts consumers who purchased Dell computers between 1995 and 2006, brought suit against Dell seeking a declaration that Dell wrongfully collected (and remitted to the Commissioner) sales tax upon service contracts that were purchased at the same time consumers purchased personal computers from Dell. The Supreme Judicial Court ruled that Dell could not be liable under Chapter 93A (and therefore be forced to pay treble damages) for collecting taxes that it believed, in good faith, were due; the Court, however, let the declaratory action go forward. Dell filed a third-party complaint against the Commissioner of Revenue, seeking a declaration that the sales taxes it collected (and paid) on service contracts were wrongfully collected and should be paid back. The Commissioner successfully moved to stay Dell’s third-party action until Dell has fully prosecuted the abatement petition it had filed with the Appellate Tax Board, seeking return of the same sales taxes. As of March 15, 2011, Dell had filed a petition with the ATB for additional abatements related to its payment of sales taxes. As of that date, Dell’s abatement requests remained pending before the ATB, with no trial date scheduled. The total amount Dell claims exceeds $54 million, including its claim for interest.

DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue, Suffolk Superior Court. In a lawsuit filed in early 2010, DIRECTV claims that the excise on the sale of direct broadcast satellite services to subscribers or customers in the Commonwealth (enacted by Mass. St. 2009, c. 27, sec. 61 and 150) violates the Commerce Clause of the United States Constitution and the equal protection clauses of the United States and Massachusetts Constitutions. The potential refund of taxes collected under the statute may exceed $10 million for each tax year. In mid-March 2010, the Commonwealth served a motion to dismiss the complaint for failure to exhaust administrative remedies. The Court denied this motion and, as of March 15, 2011, an answer had been filed. As of March 15, 2011, the case was in the discovery stage. A summary judgment hearing is scheduled for February 2012, and a trial is scheduled for April 2012.

Vodafone Americas, Inc. v. Commissioner of Revenue, Appellate Tax Board. These five docket numbers cover the years 2000 to 2008 for two entities that owned an interest in a partnership doing business in the Commonwealth as Verizon Wireless. For the first three years, the partnership was owned through a tiered ownership structure of pass-through entities. The Commissioner claims that nexus is appropriate in these years. For the next six years, one of the entities in the ownership chain was a Bermuda corporation. The partner (Vodafone) is claiming that the corporation should pay tax on its income, while the corporation, as a disregarded entity, is filing a return (PS-1, for utilities) that indicates that its shareholder, a partnership, is flowing all income up to the partners. The issue is which entity is properly subject to tax on the income in this case. An additional issue concerns the sourcing of receipts for services in the numerator of the sales factor based upon where the company incurred the costs of performing the income-producing activity that gave rise to those receipts. A status conference was scheduled for March 24, 2011. Should Vodafone prevail on all issues, the potential loss to the Commonwealth is estimated at approximately $44 million.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al., Supreme Judicial Court, Middlesex Superior Court (a/k/a the Tobacco Master Settlement Agreement, Nonparticipating Manufacturer (“NPM”) Adjustment Dispute).

(a) (2003 NPM Adjustment). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 51 other states or dependencies (collectively, the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs’ market share during the base year 1997. Because the OPMs did suffer the requisite market share loss in 2003, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a nationally recognized economic firm selected jointly by the States and the OPMs must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for 2003. Even if such a determination is made, the States can still avoid the $1.1 billion adjustment if it is determined that the States “diligently enforced” their individual NPM Escrow Statutes. The Significant Factor Determination (“SFD”) proceeding got under way in June 2005. The economic firm issued its final determination on March 27, 2006 and found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ market share loss in 2003. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2006 annual MSA payment in the amount of $1.1 billion which would have reduced the initial 2006 payout to Massachusetts by approximately $45 million to $50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2003. Philip Morris paid its entire April 2006 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2006 payout to Massachusetts by approximately $30 million.

On April 18, 2006, upon the PMs’ withholding of the payment due April 17, 2006, the Commonwealth filed an emergency motion in Middlesex County Superior Court seeking immediate payment of the disputed amount and a judicial declaration that the Commonwealth diligently enforced its escrow statute during 2003. The PMs filed a motion to compel arbitration. On June 22, 2006, the Superior Court allowed the PMs’ motion to compel arbitration of the diligent-enforcement dispute and dismissed the Commonwealth’s complaint. The Commonwealth appealed the Superior Court’s order, and the Supreme Judicial Court allowed its application for direct appellate review. On April 23, 2007, the Supreme Judicial Court affirmed the

Superior Court’s order dismissing the Commonwealth’s complaint and compelling arbitration of the diligent-enforcement dispute. The Supreme Judicial Court did not resolve the merits of the diligent-enforcement dispute, leaving that determination to a panel of arbitrators selected in accordance with the terms of the MSA.

If the Commonwealth prevails in establishing that it diligently enforced its NPM escrow statute during 2003, then it will be immune from any potential NPM adjustment that the Independent Auditor may be required to make, and the approximately $30 million in withheld payments will have to be released to the Commonwealth. If, on the other hand, the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2003 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

On or about July 2, 2010, the three judge panel of arbitrators was seated to hear the 2003 NPM Adjustment arbitration between Massachusetts and 46 other settling states on one side, and the participating cigarette manufacturers on the other side. As of March 15, 2011, this matter was in the discovery stage.

(b) (2004 NPM Adjustment) The SFD proceeding for a 2004 NPM Adjustment commenced in May 2006, Because the OPMs did suffer the requisite market share loss in 2004, they are seeking to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales. In February 2007, the economic firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2004 market-share loss. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2007 annual MSA payment in the amount of $1.1 billion, which would have reduced the initial 2007 pay-out to Massachusetts by approximately $45 million to $50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2004. Philip Morris paid its entire April 2007 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2007 payout to Massachusetts by approximately $30 million. Consistent with the procedures outlined above, the States can avoid the 2004 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2004 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(c) (2005 NPM Adjustment) The SFD proceeding for a 2005 NPM Adjustment commenced in May 2007. Because the OPMs did suffer the requisite market share loss in 2005, they are seeking to reduce, by approximately $709 million, the MSA payments they made to the States for 2005 sales. In February 2008, the economic firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2005 market-share loss. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2008 annual MSA payment in the amount of $709 million, which would have reduced the initial 2008 pay-out to Massachusetts by approximately $28 million to $30 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2005. Philip Morris paid its entire April 2008 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2008 payout to Massachusetts by approximately $21 million. Consistent with the procedures outlined above, the States can avoid the 2005 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2005 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(d) (2006 NPM Adjustment) The SFD proceeding for a 2006 NPM Adjustment commenced in May 2008. Because the OPMs did suffer the requisite market share loss in 2006, they are seeking to reduce, by approximately $611 million, the MSA payments they made to the States for 2006 sales. In March 2009, the economic firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2006 market-share loss. Philip Morris paid its entire April 2009 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment. which reduced the initial 2009 payout to Massachusetts by approximately $22 million. Consistent with the procedures outlined above, the States can avoid the 2006 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the State’s 2006 MSA payment, depending upon the outcome of similar NPM proceedings against other States.

In January 2009, Massachusetts and other settling states entered into an agreement on arbitration with the OPMs. Broadly stated, the agreement on arbitration provides for a national arbitration proceeding to resolve the ongoing NPM adjustment disputes. As consideration for the States’ assent to this agreement, the OPMs agreed, among other things, to release the funds withheld from their April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continue to contest the states’ diligent enforcement of their escrow statutes. Nevertheless, as a result of this agreement, on February 26, 2009, the Independent Auditor released $21,836,647 in withheld 2005 MSA payments to the Commonwealth.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This is an action brought by Grand River Enterprises Six Nations Ltd. (“GRE”) against the Attorneys General of 31 states, including Massachusetts, seeking to enjoin those states from enforcing the escrow statutes enacted pursuant to the tobacco Master Settlement Agreement (“MSA”). GRE, a Canadian cigarette manufacturer located on a native American reservation, is not participating in the MSA and, as such, its sales are subject to each settling state’s escrow requirements. GRE claims in this litigation that the settling states’ escrow statutes violate Section 1 of the Sherman Antitrust Act, are preempted by the Federal Cigarette Labeling and Advertising Act and violate the dormant commerce clause of the United States Constitution. GRE is seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the settling states anticipated under the MSA. Discovery is complete. On April 27, 2010, the Court heard oral argument on the parties’ cross motions for summary judgment and took the matter under advisement.

Sandra Murphy, et al. v. Massachusetts Turnpike Authority, Middlesex Superior Court. Plaintiffs filed suit against the Turnpike Authority on behalf of a purported class consisting of all toll payers within the Metropolitan Highway System (“MHS”). The plaintiffs claim that the use of toll money collected in some parts of the MHS to fund operations, maintenance and debt service for other parts of the MHS (specifically, the Central Artery) is an unconstitutional tax. Plaintiffs’ class action complaint does not specify claimed damages but does allege that from July 2006 through June 2009 the Authority charged users of the toll roads $440 million more than the toll roads actually cost. The Turnpike Authority filed a motion to dismiss seeking to dismiss all counts of the Third Amended Complaint. On January 18, 2011, the Superior Court granted the Authority’s motion to dismiss all counts of the Third Amended Complaint, but reported the case to the Appeals Court for determination of the correctness of its decision.

Carol Surprenant v. Massachusetts Turnpike Authority, Massachusetts Port Authority, and Massachusetts Department of Transportation. United States District Court. Plaintiff originally sued the Massachusetts Turnpike Authority (“MTA”) and the Massachusetts Port Authority (“MassPort”) on behalf of a purported “class” consisting of all toll-payers at the Tobin Memorial Bridge and the Sumner and Ted Williams Tunnels who use E-Z Pass or Fast Lane transponders but do not qualify for the so-called “Resident Discount Programs.” The plaintiff claims that the “Resident Discount Programs” are unconstitutional. The MTA and MassPort filed a motion to dismiss the complaint. On March 4, 2010, the court allowed, in part, their motion to dismiss under the Privileges and Immunities Clause of the United States Constitution and denied it, in part, as to the claim under the Commerce Clause of the United States Constitution. The Court authorized a 90-day period for discovery, followed by supplemental briefing. On April 5, 2010, plaintiff filed her first amended complaint, adding the Massachusetts Department of Transportation (“MassDOT”) as a defendant. MassDOT answered the amended complaint by denying all claims, and by asserting that the claims against it are barred by the Commonwealth’s sovereign immunity, and by the fact that neither the Commonwealth nor MassDOT is subject to suit under 42 U.S.C. § 1983. In February 2011, the court granted MassDOT’s motion and dismissed the case.

Environment

Wellesley College v. Commonwealth, Suffolk Superior Court. Wellesley College has threatened to seek contribution from the Commonwealth for costs related to the clean-up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. In September 2001, the Court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban that is expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the College approximately $1.1 million (approximately 2.5% of total clean up costs) from an escrow account after the Department of Environmental Protection (“DEP”) determined that a portion of the Lake Waban shoreline clean up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth or its agencies include (1) groundwater contamination, estimated to cost $2 million or more depending on future decisions by DEP on appropriate clean up; and (2) clean up of Lake Waban itself, for which DEP has now approved a temporary solution, reviewable every five years. (If a full clean up of the lake is required in the future, it could cost up to $100 million.)

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Energy and Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, were engaged in discussions with Federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior, the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in Federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation, et al., Appeals Court. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route, known as the Arborway Line, was discontinued in 1984. The plaintiff claims that the Commonwealth’s failure to restore the Arborway Line is a breach of a Memorandum of Understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Superior Court granted the Commonwealth summary judgment on statute of limitations grounds, and the plaintiffs appealed. In January 2011, the Appeals Court affirmed the dismissal of the case.

Boston Harbor Clean Up. The Commonwealth is engaged in various lawsuits in the United States District Court concerning environmental and related laws, including an action brought by the Federal Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor, e.g., United States v. Metropolitan District Commission; Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (“MWRA”), successor in liability to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment. The total cost of construction of the wastewater facilities required under the Federal district court’s order, not including combined sewer overflow (“CSO”) costs, has been approximately $3.8 billion. The MWRA has also spent approximately $730 million in developing and implementing the CSO plan and its projects. Thus, the cost of construction of water treatment facilities required under the court’s order had amounted to approximately $4.53 billion through March 2011. Going forward, the MWRA anticipates spending an additional $148 million on remaining design and construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system retrofits, and replacements.

National Association of Government Employees v. Commonwealth, Suffolk Superior Court, and Association of County Employees v. McDonald, Plymouth Superior Court. Effective January 1, 2010, the offices of the Barnstable, Bristol, Dukes, Nantucket, Norfolk, Plymouth, and Suffolk County sheriffs were transferred to the Commonwealth pursuant to St. 2009, c. 61, s. 3. Under the act, but not effective until February 1, 2010, otherwise eligible transferred employees became eligible for group health insurance through the GIC rather than G.L. c. 32B, which addresses insurance “for certain persons in the service of [certain] counties.” The cost savings to the Commonwealth from this change in health coverage was a major purpose of the act.

In these two lawsuits, unions representing sheriffs’ employees in Barnstable, Bristol, Norfolk, Plymouth, and Suffolk Counties seek to prevent the transfer prior to the expiration of applicable collective bargaining agreements. In each case the Superior Court denied a union motion for a preliminary injunction. Were the plaintiff unions to prevail, the Commonwealth might be held liable for the increased cost of providing affected employees with group health insurance through county plans rather than through the GIC.

Other

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc. d/b/a Perino-Kiewit-Cashman Joint Venture v. Commonwealth. In several related cases and potential cases, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution, including in proceedings before the Superior Court and the Central Artery Tunnel Project Dispute Review Board (“DRB”) panel. The DRB has issued decisions on some of the claims, awarding plaintiffs approximately $67 million on claims of approximately $96 million. As of March 15, 2011, those decisions are the subject of further court proceedings. Plaintiffs also still have in excess of $68 million in claims pending.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. The total amount claimed was approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors). The case has been settled for $19.5 million.

Local 589, Amalgamated Transit Union, et al. v. Commonwealth of Massachusetts, et al., Suffolk Superior Court. In a class action complaint filed in September 2009, ten separate union organizations and numerous MBTA employees and retirees challenge various provisions in the recently enacted transportation reform legislation that alter the requirements for employee pension eligibility, transfer the MBTA employees’ and retirees’ health insurance coverage to Group Insurance Commission plans, increase the percentage of health insurance premiums to be paid by MBTA employees and retirees, and foreclose collective bargaining of group insurance coverage. These changes are in each instance prospective, do not apply to the pension and health insurance provisions in collective bargaining agreements existing as of September 2009, and when ultimately implemented are anticipated to result in projected annual savings of $30 million to $40 million associated with the transition of the MBTA employee/retiree benefits to State-controlled insurance plans. Plaintiffs claim that the changes effected by the statute violate Federal labor protective agreements, unconstitutionally impair union and other contracts, and effect an unconstitutional taking of property. On December 24, 2009, the Superior Court denied the plaintiffs’ request for a preliminary injunction regarding the first round of health insurance transfers, which then took place on January 1, 2010. Both the Commonwealth and the MBTA have filed answers. The parties have served cross-motions for partial summary judgment regarding the health-insurance claims and a hearing on those motions was scheduled for March 15, 2011. On April 15, 2011, the Superior Court granted summary judgment for the defendants.

OPEIU, Local 6 and the Massachusetts Trial Court, American Arbitration Association. The union representing the Trial Court’s clerical and professional employees has taken two grievances to arbitration concerning the non-payment of negotiated wage increases for the second and third years of a collective bargaining agreement effective from July 1, 2007 to June 30, 2010. On May 7, 2010, the arbitrator issued an award requiring the Trial Court to pay the wage increases, which, as of March 15, 2011, totaled approximately $40 million. On October 18, 2010, the union filed a petition in Superior Court to enforce the arbitration award. The union has also filed an unfair labor practice charge with the Division of Labor Relations alleging that the Commonwealth’s failure to comply with the arbitration award violates G.L. c. 150E. The Trial Court and the union subsequently settled this matter. Under the terms of the settlement agreement, the Trial Court was to use operating funds for the 2011 fiscal year to place the subject employees at the correct pay level effective as of the pay period beginning March 13, 2011. The Governor included certain funds for OPEIU, Local 6 employees’ wages in a supplemental budget, including retroactive payments from July 1, 2010 to March 12, 2011. The Commonwealth has indicated that the remainder of the retroactive wage payments will be paid out in increments from the Trial Court’s budget by fiscal year 2015. As of March 15, 2011 the Superior Court lawsuit was stayed by agreement of the parties and was to be withdrawn upon passage of the supplemental budget. The charge before the Division of Labor Relations is to be withdrawn by the union upon the parties’ negotiation of a successor collective bargaining agreement.

Howe v. Town of North Andover, et al., United States District Court. A lawsuit was filed in late January 2010, naming twenty Massachusetts State Police officers or employees and three Essex Sheriff officers or employees as defendants. The lawsuit arises out of a death at a sobriety checkpoint allegedly organized and/or staffed by the Massachusetts State Police, Essex Sheriff’s Department and the North Andover Police Department. The lawsuit alleges wrongful death, civil rights violations, negligence and other claims. As of March 15, 2011, the lawsuit was in the discovery phase. As of March 15, 2011, no determination had been made as to the merits of the claims against the defendants.

* * * * *

Additional Considerations

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts State personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX 6

Economic and Financial Conditions in Michigan

The following information is a brief summary of factors affecting the economy of the State of Michigan (the “State” or “Michigan”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of State and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Multi-State Trust has not independently verified this information. Further information with respect to the State’s financial position and certain litigation which may have an impact on the State’s finances may be obtained by a review of the State’s Annual Financial Report, which is available from the State’s Office of the State Budget at its website: www.michigan.gov/budget, and from a review of the Official Statements prepared by the State or its agencies in connection with debt offerings which are normally filed with one or more of the nationally recognized Municipal Securities Information Repositories.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven moderately successful. The share of manufacturing employment in the State, particularly in the durable goods sector, has fallen substantially and the service sector now represents the large majority of the State’s economy, though much of the service sector remains closely tied to the manufacturing sector. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. For the last six years, the unemployment rate in the State has been higher than the national average. During 2010, the average monthly unemployment rate in the State was 12.5% compared to a national average of 9.6%, and has continued at a rate above the national average. In May 2010, the unemployment rate in the State was 10.3% and has stabilized over the last several months, compared to a national average of 9.2%.

The State’s economy continues to be affected by changes in the auto industry, including the bankruptcy filings by Chrysler, General Motors and several auto company suppliers in 2009, all headquartered in Michigan and elsewhere in the manufacturing sector resulting from competitive pressures, productivity increases, overcapacity, especially in light of the dramatic decrease in new motor vehicle sales which occurred in 2009, labor disputes, national and international events affecting energy prices and the national economic recession. Such factors adversely affected State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe. With the auto industry and domestic manufacturing stabilizing, revenues of the State have been stabilizing and have not continued to decline at nearly the same rate.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. State revenues subject to the limit in recent years have not exceeded the constitutional limit. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion effective for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Funds. Just over 50% of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the fiscal years 2001 through 2004 with its General Fund in balance and a positive fund balance in the Budget Stabilization Fund in all but 2003. The State is still emerging from the economic slow-down which began nationally in 2000-01, which has resulted in reductions in anticipated State revenues. The State’s economic recovery has been slower than that of the national economy. As a result, since November of 2001, the State has been forced to take a variety of measures to balance its General Fund and School Aid Fund budgets each year. These have included actions occurring during the process of adopting budgets prior to the commencement of each fiscal year, and actions taken during the course of the year when revenues have fallen short of original projections. The actions taken have included some revenue enhancements and a larger number of expenditure cuts, as well as some one-time measures, including use of the State’s Budget Stabilization Fund, accounting adjustments, securitization and changing the timing of revenue receipts.

The State 2010-11 fiscal year is expected to close with a surplus in the General Fund estimated to be $187,200,000 and a surplus estimated to be $645,900,000 in the School Aid Fund, and $2.2 million in the Budget Stabilization Fund. The Legislature has completed action on the 2011-12 fiscal year School Aid Fund budget and general fund budget. The 2011-12 enacted budget included appropriation reductions and a broadening of the base subject to personal income tax and a restructuring of business taxes. Further information on the enacted budget can be found at www.michigan.gov/budget.

In addition to pension benefits, the State is required to provide certain other post-employment benefits (collectively, “OPEB”) to many of its retired employees. Health, dental and vision benefits, as well as life insurance coverage, are provided to retirees of all pension plans to which the State makes required contributions, except the Military Retirement Plan (“MRP”). These benefits are funded on a pay-as-you-go basis.

The Government Accounting Standards Board has promulgated accounting and financial reporting standards (“GASB Statement No. 45”), which require accrual-based measurement and recognition of OPEB cost over a period that approximates employees’ years of service and provides information about actuarial accrued liabilities associated with OPEB. The State was required to adopt the standards set forth in GASB Statement No. 45 for the first time for its 2007-08 fiscal year.

The State obtains an actuarial valuation conducted by an independent consulting firm annually with respect to OPEB costs for plans administered by the State, other than the Legislative Retirement System (“LRS”). This actuarial valuation is unrelated to the State’s compliance with GASB Statement No. 45. The significant actuarial assumptions on which such actuarial valuation is based are the same as the actuarial assumptions for the State’s pension plans, which actuarial assumptions may differ significantly from those required by GASB Statement No. 45. Accordingly, the results of the annual actuarial valuation of OPEB obtained by the State and summarized in the table below may differ significantly from the results of an actuarial valuation that complies with GASB Statement No. 45.

The following table sets forth the unfunded actuarial accrued liability (“UAAL”) for the Judges Retirement System (“JRS”), State Police Retirement System (“SPRS”) and the State Employee Retirement System (“SERS”). The State has not obtained an annual actuarial evaluation of OPEB costs with respect to MRP and LRS. Although the State administers the Michigan Public School Employees Retirement System (“MPSERS”), the State is not obligated to make contributions to that plan. The Legislature determines the scope of OPEB for MPSERs beneficiaries and the employers participating in the pool make contributions on a pay-as-you-go basis. The UAAL as of September 30, 2009 for MPSERS was over $28 billion or 279.10% of covered payroll.

State Retirement Systems

Other Post-Employment Benefits

Unfunded Accrued Actuarial Liability

(Dollar Amounts in Thousands)

Health Plan	Valuation Date Sept. 30,	Unfunded Actuarial Accrued Liability (UAAL)	UAAL as a % of Covered Payroll

JRS	2010	$7,400	124.5%

SPRS	2009	882,300	715.9%

SERS	2009	12,618,400	424.6%

In 2005 the Michigan Supreme Court, in a case involving MPSERS, determined that the statute which provided health care benefits for retirees, did not establish a contract. Thus amendments to the statute did not violate the impairment of contract clauses of the Michigan and U.S. Constitutions. The Court also held that health care benefits are not protected by Article 9, Section 24 of the Michigan Constitution. The Court determined that Article 9, Section 24 protects “financial” benefits which are “accrued” benefits of the type that grow with years of service, and not benefits of a non-monetary, non-accrued nature such as health care benefits. The State has not determined what impact this decision could have on the ability of the State to modify or eliminate OPEB under SERS, SPRS, JRS and LRS and the State has not reviewed its contracts to determine if contractual obligations for some or all such OPEB exist or, if they exist, whether the State can modify or eliminate the OPEB therein without violating the impairment of contract clause of the Michigan and U.S. Constitutions.

Comprehensive Annual Financial Reports for the 2008-09 fiscal year of SERS, SPRS, MPSERS and JRS may be found at www.michigan.gov/ors. The Comprehensive Annual Financial Report for the 2007-08 fiscal year of LRS may be obtained from the Legislative Retirement System, P.O. Box 30014, Lansing, Michigan 48909; Telephone (517) 373-0573.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, were initially paid out of the Budget Stabilization Fund or the General Fund and currently are paid out of the School Aid Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. Certain local units in the State receive “revenue sharing payments” from the State from State-collected taxes. Other than portions of the State’s sales tax that are guaranteed to be paid to cities, villages, townships and school districts by the State’s Constitution, the State’s statutory revenue sharing payments to local units are subject to annual appropriations and may be reduced or delayed during any State fiscal year in which it is determined that actual revenues will be less than the revenue estimates on which appropriations were based. The State recently substantially revised the method for the distribution of revenue sharing payments. Overall all units receiving revenue sharing (cities, villages, townships and counties) will receive on average one-third less statutory revenue sharing. Further, statutory revenue sharing will be disbursed according to the Economic Vitality Incentive Program. This program requires municipalities to undertake certain actions to receive revenue sharing such as consolidating services, pension reform and providing public information. It cannot be predicted whether the State will continue to make revenue sharing payments to local units at current levels or what impact, if any, that any future reduction or deferment of State revenue sharing.

On March 15, 1994, the electors of the State voted to amend the State Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. From 1999 to 2004, the Legislature gradually reduced the State personal income tax from 4.4% to 3.9% and restored the rate to 4.35% as of October 1, 2007. Beginning January 1, 2013, the tax rate is scheduled to decrease to 4.25%. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

On July 12, 2007, the Governor signed legislation creating the new Michigan Business Tax (“MBT”) beginning in 2008. The MBT, in general, has two weighted components: one at .08 percent times adjusted gross receipts and the second at 4.95 percent times net profits. There are two additional components for insurance companies and financial institutions. Public Act 145 of 2007 added an additional MBT surcharge of 21.99% of a taxpayer’s liability before credits.

The MBT is repealed as of January 1, 2013, and replaced by a new corporate income tax (“MCT”). The MCT has a 6 percent rate with income apportioned to Michigan based on sales. Corporations with apportioned sales of less than $350,000 will be exempt. There are also small business credits for corporations with less than $20 million in gross receipts and income less than $1.3 million. As the MCT is computed similarly to the MBT, it should exclude exempt-interest dividends to the extent attributable to interest on Michigan municipal securities and on obligations of the United States.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, school district and social services, tax collection, commerce and court funding.

Currently, the State’s general obligation bonds have underlying ratings of Aa3 by Moody’s Investors Service, Inc., AA- by Standard & Poor’s and A+ by Fitch Ratings.

APPENDIX 7

Economic and Financial Conditions in New Jersey

The following information is a brief summary of factors affecting the economy of the State of New Jersey (the “State” or “New Jersey”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2011” refers to the State’s fiscal year beginning July 1, 2010 and ending June 30, 2011.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most Federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $614 million for Fiscal Year 2009 and $794 million for Fiscal Year 2010. For Fiscal Year 2011 and Fiscal Year 2012, the balance in the undesignated General Fund is estimated at $349 million and $302 million, respectively.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

New Jersey’s economy stabilized in 2010 along with the national economy and other states’ economies. According to information released by the New Jersey Department of Labor and Workforce Development on March 10, 2011, payroll employment in 2010 averaged 1.0% less than in 2009, following a decline of 3.9% in 2009. The State’s level of payroll employment as of December 2010 was 3.845 million and the preliminary estimate for February 2011 was 3.836 million.

New Jersey’s payroll employment fell 0.4% (-14,000 jobs) from December 2009 to December 2010. These job losses were concentrated in the public sector (-22,900 jobs), while manufacturing (-3,500 jobs), information services (-3,400), leisure and hospitality services (-2,300 jobs) and construction (-3,700 jobs) also contracted. Job gains were most notable in professional and business services (+11,400 jobs) with increases also evident in financial activities (+8,200 jobs) and education and health (+6,900 jobs). The modest growth in private sector jobs has helped to reduce the State’s unemployment rate from a peak of 9.8% in January 2010 to 9.1% in both December 2010 and January 2011 and 9.2% in February 2011, though February 2011 marked the thirty-third straight month of the State’s unemployment rate remaining above 5.0%.

According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated March 23, 2011, New Jersey’s personal income rose 2.9% in the fourth quarter of 2010, as compared to the fourth quarter of 2009. This increase was larger than the revised 2.4% gain in personal income the State saw in the third quarter of 2010, but was smaller than the 3.9% increase in personal income for the nation as a whole during 2010. According to the February 2011 New Jersey economic forecasts from Global Insight and Moody’s Economy.com, growth in personal income for New Jersey residents is expected to improve during 2011 and 2012, though the recently enacted temporary reduction in Federal payroll taxes for 2011 will have the effect of boosting the level of reported personal income in 2011, since personal income is reported net of payroll taxes.

The housing sector has recently stabilized near its depressed 2009 level of 12,400 permits. A modest recovery is anticipated in 2011, but permits could stay below 20,000 units.

New motor vehicle sales increased in 2010, following a pronounced decline in 2009, and are projected to increase further in 2011 and 2012.

Economic conditions in New Jersey and the nation are expected to improve in 2011. The January 2011 projections of the Federal Reserve System’s Federal Open Market Committee members and participants anticipate a substantively higher pace of national economic growth over the course of 2011 as compared to 2010, with even greater economic growth expected in 2012, along with a steady decline in the unemployment rate. New Jersey’s economy is expected to expand in 2011 at a rate roughly in line with national trends, with employment levels projected to be higher than in 2010.

Inflation is expected to remain low and may not be a serious concern until the unemployment rate declines substantially. It is anticipated that Federal Reserve policies will not provoke a substantial rise in the underlying rate of inflation, though increases in energy, food, and other commodity prices may lead to short periods in which aggregate price indexes rise noticeably.

The economic outlook hinges on the success of supportive national fiscal and monetary policies. Availability of credit, stability in the financial markets, and sustained improvements in consumer and business confidence are critical factors necessary for the continuation of the economic turnaround nationally and in New Jersey. The State and the nation may experience some near-term deterioration in growth and the expected pace of economic expansion may decline if consumers, investors, and businesses are negatively affected by concerns regarding long-term Federal budget sustainability, the impact of Federal health care reform on business costs, lack of credit availability, U.S. and international financial market stresses, any slowdown in the pace of global economic recovery, and geopolitical tensions, particularly those which lead to any substantial restrictions on energy supplies from the Middle East. To a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the strength of the current economic recovery, energy prices, and stability in the financial markets.

Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recover of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $130,100,000 for tort and medical malpractice claims pending as of June 30, 2010. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Abbott v. Burke (Challenge to Proposed Fiscal Year 2011 School Aid Funding Levels). On June 8, 2010, the Education Law Center (“ELC”) filed with the New Jersey Supreme Court a motion in aid of litigants’ rights challenging the proposed levels of Fiscal Year 2011 school aid funding in the Governor’s Fiscal Year 2011 Budget Message. The ELC argues that the State’s failure to propose full funding of the School Funding Reform Act (“SFRA”) is a violation of the Court’s express mandates in Abbott XX. The ELC is seeking to enjoin the State from funding school districts in Fiscal Year 2011 at a level below that anticipated by the SFRA and from conducting the three-year review of the SFRA formula until such time as the SFRA is fully implemented. The State filed its opposition to ELC’s motion in aid of litigants’ rights on July 9, 2010. On January 13, 2011, the Court issued an order determining that it had an insufficient basis on which to make a decision whether school aid funding, at current levels, distributed through SFRA can provide for a thorough and efficient education as measured by the Core Curriculum Content Standards. The Court remanded the matter to a Special Master for a hearing on that question. On March 22, 2011, the Special Master issued his report, concluding that the State did not meet its burden in demonstrating that the present level of school funding distributed through SFRA can provide for a thorough and efficient education as measured by the Core Curriculum Content Standards. Briefs responding to the Special Master’s report are due with the Court by April 7, 2011 and reply briefs are due April 14, 2011. Oral argument was held on April 20, 2011. The State is vigorously defending this matter.

Appeal of Denial of Reimbursement by the Centers for Medicare and Medicaid Services. On June 3, 2010, the Regional Administrator of the Federal Centers for Medicare and Medicaid Services (“CMS”) informed the New Jersey Department of Human Services (“DHS”) of a disallowance of Federal reimbursement in the amount of $50,500,277 previously paid to the DHS under the Medicaid program. The disallowance relates to expenditures for school-based health services in the State for the period July 1, 1998 through June 30, 2001. CMS alleges that DHS made improper claims for provision of services; that the claims contained insufficient documentation; and that the individuals who provided the services lacked proper qualifications. CMS’ findings are based on review of one hundred and fifty claims with the results extrapolated to all claims during that period in question. DHS appealed this disallowance to the Departmental Appeals Board of the United States Department of Health and Human Services. The State is vigorously defending this matter.

Disability Rights New Jersey et al. v. Jennifer Velez (I). Plaintiff, Disability Rights New Jersey (“DRNJ”) and two clients of the New Jersey Department of Human Services, Division of Developmental Disabilities (“Department”) filed this action on September 29, 2005. On October 7, 2005, plaintiff served defendant, Commissioner of Human Services (“Commissioner”) with a summons complaint and waiver of service. The plaintiff alleges that the Department is in violation of Title II of the Americans With Disabilities Act (the “ADA”), as interpreted in Olmstead v. L.C., 527 U.S. 581 (1999), Section 504 of the Rehabilitation Act and the Medicaid Act. The plaintiff is seeking declaratory and prospective injunctive relief, attorneys fees, litigation expenses and other relief. More specifically, the plaintiff seeks community placements for the people that plaintiff alleges are in State-operated developmental centers while awaiting community placement. The State filed its answer on December 5, 2005.

On February 1, 2008, the plaintiff filed an amended complaint, alleging that the Commissioner is in violation of the Fourteenth Amendment of the United States Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for on-going commitment hearings during an individual’s continued residence at a State developmental center. In addition, the plaintiff seeks injunctive relief requiring that the State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter. Pursuant to L. 2006, c. 61, on May 21, 2007, the Department submitted to the State Legislature an eight-year plan to make community placements for all people who are assessed to be appropriate for community placement and wish to be so placed. The State filed its answer on June 4, 2007. The State is vigorously defending this matter.

Disability Rights New Jersey v. Jennifer Velez (III). Plaintiff, DRNJ filed suit on April 23, 2008 against the Commissioner of the Department seeking relief for individuals who are eligible for services from the Department, seeking reformation of the Department’s Home and Community Based Waiver services, which are implemented by the Department pursuant to State and Federal law. Part of that cost is borne by the Federal government as part of the New Jersey Community Care Waiver, which is part of the State’s Medicaid plan. DRNJ alleges that there are approximately 8,000 developmentally disabled persons on the waiting list for community placements. Although both State law and the Medicaid Act allow waiting lists, DRNJ’s suit, brought under 42 U.S.C.A. § 1983, alleges that the waiver program, as currently utilized, violates Title II of the ADA, Section 504 of the Rehabilitation Act, and Sections 1396a(a)(8) and 1396n(c)(2)(C) and (d)(2)(c) of the Medicaid Act. DRNJ seeks an injunction requiring the State to provide the community services within specified reasonable time frames and to eliminate the waiting list within 3 years, as well as other relief, attorneys’ fees and other costs. The State filed a motion for a more definite statement and to strike portions of the complaint, which motion was granted by the court on September 9, 2008. DRNJ filed an amended complaint on September 26, 2008. The State filed a motion to dismiss the complaint on December 31, 2008. The United States Attorney’s Office was notified of the Federal constitutional challenges involved in the motion to dismiss and filed a brief in opposition on June 29, 2009. On July 23, 2009, the court denied the State’s motion to dismiss the complaint. Discovery in this matter is currently in process. The State is vigorously defending this matter.

FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. This lawsuit was filed in Superior Court, Law Division, Hunterdon County on May 27, 2008 by FiberMark North America, Inc. (“FiberMark”) as owner of the Warren Glen waste water treatment facility (“Warren Glen”) in Hunterdon County. FiberMark’s complaint asserts claims against the Department of Environmental Protection (“DEP”) under the New Jersey Eminent Domain Act, N.J.S.A. 20:3-1 et seq., Article 1, Paragraph 20 of the State Constitution and the 5th and 14th Amendments of the United States Constitution, and for trespass, private nuisance, negligence and dangerous condition under the New Jersey Tort Claims Act, N.J.S.A. 59:1-1 et seq. Specifically, FiberMark alleges that DEP is responsible for unpermitted discharges of landfill pollutants into FiberMark’s waste water treatment lagoon #1 at Warren Glen from a neighboring landfill. FiberMark also claims that it has suffered damages due to incurred maintenance costs for Warren Glen, taxes, utility fees, license fees and operating fees and costs associated with Warren Glen, costs to operate the wastewater treatment system for Warren Glen, costs associated with delay in the clean-up of Warren Glen under the ISRA statutes, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

FiberMark claims it is the successor to a 1991 landfill agreement (“1991 Agreement”), by which FiberMark was obligated to receive and treat leachate from the neighboring landfill in FiberMark’s waste water treatment lagoons before discharge into the Musconetcong River. FiberMark claims that as part of a voluntary Chapter 11 bankruptcy petition for reorganization filed in the State of Vermont, the bankruptcy court granted FiberMark’s motion to reject the 1991 Agreement on June 23, 2005. FiberMark claims it has had no responsibility to treat the leachate from the neighboring landfill since that date and has suffered damages from DEP’s alleged illegal discharges of leachate onto Warren Glen, but that DEP forced FiberMark to continue treating leachate discharged from the neighboring landfill from March 2006 through September 13, 2007. In April 2007, DEP successfully rerouted the leachate so that it no longer runs onto Warren Glen and is permanently enjoined, on a prospective basis, from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment entered into by the parties on September 12, 2007 in a related case, FiberMark North America Inc. v. Jackson, previously filed in the United States District Court. The State filed its answer to FiberMark’s complaint filed in State court on June 23, 2008. The trial on this matter began on May 4, 2009. At the conclusion of FiberMark’s presentation of its case on May 7, 2009, DEP moved to dismiss the matter, which the court granted. On May 26, 2009, Fibermark filed several motions with the court. Fibermark has also filed a notice of appeal with the Appellate Division. On July 6, 2009, Fibermark filed a motion with the Appellate Division requesting the Appellate Division compel the court to decide the motions previously filed with the court. By order dated September 18, 2009, the Appellate Division temporarily remanded the matter for 30 days to the court, for the trial judge to rule on the post-judgment motions previously filed with the court. On October 23, 2009, the court issued a decision from the bench denying FiberMark’s motions. On October 28, 2009, the trial judge issued a written Supplemental Memorandum of

Decision on Motion. This matter was returned to the Appellate Division. All briefs have been filed and oral argument is scheduled for May 3, 2011. The State is vigorously defending this matter.

New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the New Jersey Department of Environmental Protection (“NJDEP”), the Commissioner of NJDEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, “Plaintiffs”) filed suit in the Superior Court, Law Division, Essex County against Occidental Chemical Corporation (“Occidental”), Maxus Energy Corporation (“Maxus”), Tierra Solutions, Inc. (“Tierra”), Repsol YPF, S.A., YPF, S.A., YPF Holdings, Inc. and CLH Holdings, Inc. seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation, a predecessor of defendant Occidental. In November 2008, Maxus and Tierra filed counterclaims against the Plaintiffs seeking, among other things, (a) contribution under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 to -23.24 (the “Spill Act”), for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable, (b) claims under the Environmental Rights Act, N.J.S.A. 2A:35A-1 to 35A-14, and an injunction against the issuance of permits issued in violation of N.J.S.A. 58:14-7 and -8; (c) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex; the abatement of pollution sources from outside the Newark Bay Complex; and an order removing NJDEP as trustee for natural resources within the Newark Bay Complex, (d) a judgment finding NJDEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting NJDEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries, (e) the reduction or extinction of any judgment rendered against Maxus and Tierra under the doctrine of recoupment, (f) a judgment that NJDEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance; an order imposing on the Plaintiffs an equitable share of any relief the court might order on the Plaintiffs’ public nuisance claims, (g) an order setting off the Plaintiffs’ share of liability for discharges of hazardous substances into the Newark Bay Complex and an order setting off any benefits that the Plaintiffs have received from activities that contaminated the Newark Bay Complex against any liability that Maxus and Tierra may have, and (h) contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex. In February 2009, Maxus and Tierra filed third-party complaints against the State, the Department of Agriculture (“NJDA”), New Jersey Transit and the Department of Transportation (“NJDOT”) seeking contribution from each of these third-party defendants. With respect to NJDOT, Maxus and Tierra allege that hazardous substances were discharged into the Newark Bay Complex from the Kearny Oil Lake Site while NJDOT owned and operated that site and that NJDOT is a discharger under the Spill Act. With respect to the NJDA, Maxus and Tierra allege that mosquito spraying conducted by the NJDA in the vicinity of the Passaic River or its tributaries contributed to the contamination in the Passaic River. The third-party defendants, NJDOT and NJDA, joined in separate motions to dismiss portions of the third-party complaint filed by Maxus and Tierra. In December 2010, the Special Master assigned to this matter recommended the dismissal of certain of Maxus and Tierra’s counterclaims against Plaintiffs and cross claims against the State, as a third-party defendant. Specifically, the Special Master recommended dismissal of Maxus and Tierra’s claims: (1) against DEP and the State involving their regulatory roles, including those for failure to enforce the law; (2) involving the State’s ownership of submerged lands; (3) alleging that DEP and/or the State improperly issued certain permits; (4) against DEP involving spraying of DDT; (5) against DEP and the State involving the Kearny Oil Lake site; and (6) against DEP and the State alleging violation of the Public Trust Doctrine. Maxus and Tierra have appealed the Special Master’s recommendation to the court. On January 26, 2011, the Special Master recommended the denial of the motions of NJDOT and NJDA to dismiss portions of the third-party complaint filed by Maxus and Tierra. NJDOT and NJDA filed motions to appeal the Special Master’s recommendation during February 2011. NJDOT and NJDA have filed motions with the court appealing the Special Master’s recommendation to deny the motions of NJDOT and NJDA to dismiss portions of the third party complaint. The State is vigorously defending this matter.

New Jersey Education Association et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County. Plaintiffs’ third amended complaint alleges that the State violated various constitutional provisions, statutes and common law by failing to fund the Teachers’ Pension and Annuity Fund (“TPAF”) in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In particular, plaintiffs allege that the Treasurer failed to submit to the Legislature a request for the monies certified by the TPAF’s actuary to be necessary to fund the State’s contribution to the TPAF for Fiscal Years 2004 through 2007 and that the State Legislature failed to properly fund the TPAF as required by law and required the local school boards to increase the employees’ contributions from 3% to 5% in violation of applicable law.

Plaintiffs sought a judgment declaring that defendants’ failure to “properly and adequately fund” the TPAF violates various constitutional and statutory provisions, including provisions of the Internal Revenue Code of 1986. In their complaint, plaintiffs asked that the defendants be directed to make a payment into the TPAF or in the alternative, that the employees’ contribution be maintained at 3% and not increased. In addition, plaintiffs sought attorneys fees, disbursements and costs pursuant to 42 U.S.C. § 188 or any other legal basis.

On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted. Oral argument on the motion was held on June 11, 2004. On July 15, 2004, the court issued its decision granting the State’s motion to dismiss as to claims of violation of the constitutional principles of uniformity and fairness in taxation, violation of the Internal Revenue Code of 1986, as amended, and N.J.S.A. 43:3C-9.1, and breach of promissory estoppel. The court denied the State’s motion on the other claims. On or about June 28, 2004, the plaintiffs filed an amended complaint which included allegations of underfunding the TPAF for the Fiscal Year 2005 and which sought an additional payment of $675 million into the TPAF. On November 23, 2004, the State moved to dismiss the amended complaint which motion was denied. The State then moved for leave to appeal to the Appellate Division seeking review of the court’s denial of the State’s motion to dismiss. On January 13, 2005, the Appellate Division denied the State’s motion. On February 2, 2005, the State moved for leave to appeal to the Supreme Court of New Jersey seeking review of the court’s order declining to dismiss the amended complaint against the State. By order dated September 12, 2005, the Supreme Court denied the State’s motion for leave to appeal. On April 2, 2008, the trial court held that the plaintiffs had failed to prove a substantial impairment of a contractual right and dismissed the complaint in its entirety. On May 22, 2008, the plaintiffs filed a notice of appeal. Oral argument on this matter in the Appellate Division was held on December 15, 2009. On March 4, 2010, the Appellate Division affirmed the trial court’s decision on the grounds that there is no constitutionally-protected contract right to systematic funding of the TPAF. Having so concluded, the Appellate Division stated that it need not determine the prospective effect of the appropriation shortfalls in Fiscal Year 2004-07, and whether they constitute a “substantial impairment” in any constitutional sense. On March 22, 2010, the plaintiffs filed a notice of petition for certification with the Supreme Court challenging the Appellate Division’s decision affirming the trial court’s dismissal of the plaintiffs’ complaint. On June 22, 2010, the Supreme Court denied the plaintiffs’ petition for certification.

Professional Firefighters Association of New Jersey et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County, on October 4, 2005 and was served on the State on October 20, 2005. The plaintiffs’ complaint alleges that the State violated various constitutional provisions (Federal and State), statutes and common law by failing to fund the Police and Firemen’s Retirement System (“PFRS”) for Fiscal Year 2004 and Fiscal Year 2005 in the amount required by law. The plaintiffs also challenge the constitutionality of P.L. 2003, c. 108, which reduces the PFRS contributions required of local employers for Fiscal Year 2004 through Fiscal Year 2007. In addition to a judgment declaring that the defendants’ failure to properly and adequately fund PFRS in Fiscal Year 2004 and Fiscal Year 2005 violates various constitutional provisions, statutes and common law, the plaintiffs seek an order requiring the State “to make a payment to PFRS for FY2004 and FY2005 to properly fund the PFRS, in accordance with fiscally responsible actuarial calculations.” On January 26, 2007, the court heard arguments on motions made by the State to dismiss the complaint. On March 13, 2007, the court granted the State’s motion to dismiss three counts of the seven count complaint and to merge the other counts. The only count before the court is the plaintiffs’ claim that the State’s funding decisions constitute an unconstitutional impairment of contract. Discovery in the case is stayed. The plaintiffs filed a motion for summary judgment in

August 2008. The State filed a cross-motion for summary judgment to dismiss the complaint, or in the alternative, a stay of the proceedings pending resolution of the New Jersey Education Association et al. v. State of New Jersey et al. matter. On May 9, 2009, the court granted the plaintiffs’ motion for an order allowing the plaintiffs to amend their complaint to assert claims based on L. 2009, c. 19, which allows for local governments to defer certain of their pension contributions for Fiscal Year 2009. On June 10, 2009, the State filed its answer to the amended complaint. In light of the Appellate Division’s March 4, 2010 decision in New Jersey Education Association et al. v. State of New Jersey et al., the trial court informed the parties that the complaint would be dismissed on summary judgment without the need for oral argument. On April 8, 2010, the trial court dismissed the complaint on summary judgment for the same reasons enunciated in the Appellate Division’s March 4, 2010 decision in New Jersey Education Association et al. v. State of New Jersey et al. The plaintiffs filed an appeal of the trial court’s decision in the Appellate Division. All briefs have been submitted in this matter. Oral argument in this matter was held on January 4, 2011, and the parties await a decision from the Appellate Division. The State is vigorously defending this matter.

Twenty First Century Rail Corporation v. New Jersey Transit Corporation. In December 2008, Twenty First Century Rail Corporation (“TFC”) filed claims against the New Jersey Transit Corporation (“NJ Transit”) concerning the construction by TFC of a major portion of the second phase of NJ Transit’s Hudson Bergen Light Rail Transit Project (“HBLRT”). TFC is the prime contractor on the long-term design, construction and operation of the HBLRT. Although the entire project was bid out by NJ Transit as a design/build/operate/maintain contract to be constructed in several major phases, one portion of the second phase was designed in its entirety by NJ Transit’s design consultant firm, Parsons, Brinkerhoff, Quade & Douglass (the “Design Consultant”), for construction by TFC (the “N-30 Tunnel Contract”). The N-30 Tunnel Contract involved the enlargement and rehabilitation of the existing Weehawken Tunnel under the Palisades, the construction of a new street-level station to be connected to the Weehawken Tunnel by an elevator system, and the installation of necessary light rail tracks, signals and communications. The contract with TFC required it to subcontract out the work after soliciting competitive bids. The subcontract was issued by TFC to a joint venture of Frontier-Kemper Constructors, J.F. Shea Construction and Beton-Und Monierbau (collectively, “Frontier-Kemper”). TFC and Frontier-Kemper claim that substantial design errors and omissions by NJ Transit’s Design Consultant led to significant delays on the N-30 Tunnel Contract by Frontier-Kemper, resulting in substantial damages to TFC and Frontier-Kemper. TFC has also asserted claims for breach of contract and breach of the covenant of good faith and fair dealing. TFC and Frontier-Kemper have also asserted claims of unjust enrichment/quantum meruit against NJ Transit and claims for negligence and negligent misrepresentation against the Design Consultant. In March 2009, NJ Transit filed an answer to TFC’s complaint, counterclaims and cross-claims against TFC and Frontier-Kemper and a motion for summary judgment. In March 2009, the Design Consultant filed cross-claims against NJ Transit and a third party complaint against other parties involved in the matter.

In May 2009, the court heard oral argument on NJ Transit’s motion for summary judgment. As a result of the summary judgment motion, TFC and Frontier-Kemper conceded to the dismissal of their unjust enrichment/quantum meruit claims against NJ Transit. The court also issued a case management order, with the consent of all parties, which provides for limited document discovery and for mediation of this matter to take place in October 2009. Mediation occurred in October 2009, but did not result in a settlement. On December 4, 2009, the court entered an order providing that the TFC and Frontier-Kemper may not seek damages due to negligent performance of architectural services. On February 18, 2010, NJ Transit filed a motion to dismiss TFC’s and Frontier-Kemper’s claims pursuant to the statute of limitations under the New Jersey Contractual Liability Act. In March 2010, the court denied NJ Transit’s motion to dismiss. Frontier-Kemper filed a motion to disqualify the Design Consultant’s attorneys based on an alleged conflict of interest. On May 21, 2010, the court issued an order denying Frontier-Kemper’s motion to disqualify the Design Consultant’s attorneys. Frontier-Kemper filed a motion for leave to appeal from court’s May 21, 2010 order. On October 21, 2010, the Supreme Court granted Frontier-Kemper’s motion to appeal and remanded the matter back to the Appellate Division for consideration on the merits. TFC, Frontier-Kemper and NJ Transit have agreed to settle this matter for $18.5 million, and agreed to approximately $3 million in change orders to be paid by NJ Transit. The stipulation of settlement among TFC, Frontier-Kemper and NJ Transit has been entered with the court. The State is vigorously defending this matter.

Horizon Blue Cross Blue Shield of New Jersey v. The State of New Jersey et als. The New Jersey Legislature amended the insurance premiums tax to remove the availability of the insurance premiums tax “cap” for health service corporations. The Legislature projected that the amendment would have a positive revenue effect of approximately $40 million annually. On July 6, 2005, Horizon Blue Cross Blue Shield of New Jersey (“Horizon”) filed a complaint in the Superior Court of New Jersey, Chancery Division, Essex County, contesting this tax amendment and seeking (i) a declaration that the statute is unconstitutional; (ii) to restrain and enjoin the State from collecting the tax; and (iii) other relief. Horizon asserts numerous Federal and State constitutional claims regarding the amendment, including violations of due process, equal protection, special legislation, retroactivity, the takings clause, the attainder clause, and unauthorized state action under 42 U.S.C. Sec. 1983. The State filed an answer and a motion to transfer the matter to the Tax Court of New Jersey, on August 9, 2005. On October 28, 2005, the court granted the State’s motion to transfer this matter to the Tax Court of New Jersey.

On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the amendment. On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss Horizon’s Section 1983 and takings clause claims. On February 22, 2006, the Tax Court denied Horizon’s request for injunctive relief, agreeing with the State that the payment of the insurance premium tax pursuant to the amendment did not cause irreparable harm to Horizon. The Tax Court also, on February 22, 2006, denied the State’s cross motion. On May 4, 2006, the State again filed a motion to dismiss Horizon’s Section 1983 claim for failure to state a claim. On May 26, 2006, in response to the State’s motion to dismiss Horizon’s Section 1983 claim, Horizon filed a cross motion to compel discovery; which cross motion has been subsequently withdrawn. On June 9, 2006, the Tax Court dismissed Horizon’s Section 1983 claim. On February 2, 2009, Horizon filed a motion for summary judgment. The State filed its opposition and a cross-motion to Horizon’s motion for summary judgment on March 30, 2009. Argument was heard by the Tax Court on April 27, 2009. On December 15, 2009, the Tax Court upheld the State’s assessment of the insurance premiums tax and the constitutionality of the insurance premiums tax “cap” statute as amended. On January 13, 2010, Horizon filed a notice of appeal with the Appellate Division. The State is vigorously defending this matter.

Oracle International Corporation v. Director, Division of Taxation. On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) December 17, 2008, Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001, through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including that Oracle does not have nexus to the State and that the State’s throw out rule under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and Federal constitutions. The State intends to vigorously defend this matter.

Pfizer Inc. et al. v. Director; Division of Taxation. Two taxpayers, Pfizer Inc. (“Pfizer”) and Whirlpool Properties, Inc. (“Whirlpool”), challenge the New Jersey Tax Court’s affirmance of the facial constitutionality of the Corporation Business Tax (“CBT”) “Throw-Out Rule,” which affects the amount of taxable income taxpayers “allocate” to the State. In pursuit of their facial challenges, the taxpayers asserted that the Throw-Out Rule (which requires the exclusion of certain receipts from the CBT “allocation formula”) violates the Due Process and Commerce Clauses of the United States Constitution as well as various equitable principles. Two amici curiae further claimed that the Throw-Out Rule violates the Supremacy Clause of the United States Constitution. On May 29, 2008, the Tax Court granted the Division’s cross-motion to sustain the facial constitutionality of the Throw-Out Rule. The Tax Court found that, on its face, this rule did not violate any of the constitutional provisions raised. Taxpayers’ “as-applied” challenges remain. The taxpayers sought interlocutory review in the Appellate Division, which was denied. In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the New Jersey Supreme Court. The New Jersey Supreme Court granted interlocutory review, but concurrently remanded to the Appellate Division for review on the merits. All parties briefed the facial constitutionality issue and the Appellate Division heard oral argument on November 16, 2009. On July 12, 2010, the Appellate Division affirmed the Tax Court’s decision on the facial constitutionality of the Throw-Out Rule. On October 21, 2010, the Supreme Court granted the taxpayers’ motion for leave to appeal. Oral argument is scheduled for May 4, 2011. The State is vigorously defending this matter.

Praxair Technology, Inc., v. Director, Division of Taxation. Praxair Technology, Inc. (“Praxair”) challenges the New Jersey Tax Court’s affirmance of the Division’s application of the Lanco v. Division of Taxation ruling on the issue of “economic nexus” in connection with Praxair’s 1994-1996 tax years Praxair appealed that ruling as well as the constitutionality of the 2002 Tax Amnesty penalty. On December 15, 2008, the Appellate Division reversed the Tax Court decision and struck the Division’s 1994-1996 assessment, finding that a ‘clarifying example’ in N.J.A.C. 18:7-1.9 was required before the Division could impose Corporation Business Tax (“CBT”) on Praxair. The Appellate Division did not address the 2002 Tax Amnesty penalty in its decision. The Division filed a petition for certification with the New Jersey Supreme Court and, in response, Praxair filed a cross-petition for certification regarding the constitutionality of the 2002 Tax Amnesty penalty. On April 2, 2009, the Supreme Court granted both petitions. The Supreme Court heard oral argument in this matter on October 26, 2009. On December 15, 2009, the Supreme Court reversed the Appellate Division’s decision and reinstated the Tax Court’s ruling in favor of the Division on the underlying CBT liability of Praxair for the 1994-96 tax years. The Supreme Court remanded the penalties and interest determinations to the Appellate Division. On September 1, 2010, the Appellate Division affirmed the constitutionality of the 2002 Tax Amnesty penalty and affirmed the imposition of the 2002 Tax Amnesty penalty and all other penalties against Praxair. Praxair has filed a notice of petition for certification with the Supreme Court, appealing the Appellate Division’s September 1, 2010 decision. By an order dated January 4, 2011, the Supreme Court denied Praxair’s petition for certification.

Mid-Atlantic Solar Energy Indus. Ass’n v. Christie. On February 11, 2010, the Governor issued Executive Order No. 14 (“EO 14”), which declared that a state of fiscal emergency exists due to a budget shortfall in excess of $2.2 billion. In EO 14, the Governor also ordered the Budget Director to identify and place into reserve, pursuant to N.J.S.A. 52:27B-26, funds in an amount sufficient to ensure that the State budget for Fiscal Year 2010 remains balanced. In response to the Governor’s mandate, the Budget Director then placed into reserve, among other monies, $158 million from the Clean Energy Trust Fund. On March 24, 2010, Mid-Atlantic Solar Energy Industries Association (the “Appellant”), a trade and advocacy organization comprised of solar manufacturers, filed a Notice of Appeal challenging the transfer of $158 million of Clean Energy Trust Funds into the General Fund. The Appellant claims that the Governor’s mandate to the Budget Director violates the State Constitution and was without legislative authorization. The Appellant sought a court order directing the State Treasurer to return the $158 million to the Clean Energy Trust Fund. All briefs were filed by June 1, 2010, and the Appellant moved on June 23, 2010 to accelerate oral argument. On June 29, 2010, a supplemental appropriation, L. 2010, c. 19, was enacted providing that notwithstanding any law or regulation to the contrary, transfer of an amount not in excess of $158 million may be transferred from the Clean Energy Fund into the General Fund as State revenue, subject to the approval of the Budget Director. On June 29, 2010, the State filed a motion to dismiss this appeal as moot. The Appellate Division denied the State’s motion to dismiss the appeal as moot.

The Appellant has also filed three separate, but related challenges in this matter: In re Comprehensive Energy Efficiency and Renewable Energy Resource Analysis for 2009-2012: Revised Budgets; In re Comprehensive Energy Efficiency and Renewable Energy Resource Analysis for 2009-2010: Revised 2010 Budget Order Issued 21 June 2010; and In re P.L. 2010, c. 9. These cases challenge P.L. 2010, c. 19, the Governor’s mandate to the Budget Director to place in reserve the $158 million of Clean Energy Funds and the transfer of such funds into the General Fund and the New Jersey Board of Public Utilities (“BPU”) June 21, 2010 Budget Order which revised previously approved budgets in light of compliance with EO 14 as a violation of the Electric Discount and Energy Competition Act (“EDECA”), ultra vires, void ab initio and is arbitrary and capricious. The Appellant moved to consolidate all four appeals. The State filed a cross motion to dismiss In re P.L. 2010. c. 19 as improperly venued in the Appellate Division and those parts of the appeals which challenge the Legislature’s authority to transfer the Clean Energy Trust Fund monies to the General Fund pursuant to P.L. 2010, c. 19. In September 2010, the Appellate Division denied the Appellant’s motion to consolidate the four appeals and denied the State’s motion to dismiss In re P.L. 2010. c. 19 as improperly venued in the Appellate Division.

On October 19, 2010, oral argument was held in Mid-Atlantic Solar Energy Indus. Ass’n v. Christie. On December 7, 2010, oral argument was held on the other three appeals: In re Comprehensive Energy Efficiency and Renewable Energy Resource Analysis for 2009-2012: Revised Budgets; In re Comprehensive Energy Efficiency and Renewable Energy Resource Analysis for 2009-2010: Revised 2010 Budget Order Issued 21 June 2010; and In re P.L. 2010, c. 19. On March 4, 2011, the Appellate Division held that L. 2010, c. 19, which authorized the transfer of $158 million of monies from the Clean Energy Fund into the General Fund, was valid, and therefore, this conclusion moots the Appellant’s other three appeals. On March 23, 2011, the Appellants filed a petition for certification with the Supreme Court. The State is vigorously defending this matter.

Challenges to L. 2010, c. 25. On September 23, 2010, American Express Travel Related Services Company, Inc. (“AMEX”) filed suit against the State Treasurer and State’s Unclaimed Property Administrator (the “State Defendants”) challenging the establishment of an abandonment period for travelers checks under the State’s unclaimed property laws enacted as part of L. 2010, c. 25 (“Chapter 25”) as unconstitutional under the Contracts Clause, the Commerce Clause, the Due Process and Takings Clause of the Fifth Amendment and the Fourteenth Amendment of the United States Constitution and seeking injunctive relief against the State Defendants from enforcing Chapter 25. On November 13, 2010, the U.S. District Court ruled on AMEX’s order to show cause and found that AMEX failed to establish a reasonable likelihood of success on its claims challenging the provisions of Chapter 25 which are applicable to travelers checks. On November 15, 2010, the U.S. Court of Appeals for the Third Circuit (the “Third Circuit”), on motion by AMEX, granted a preliminary injunction. In a related matter, on September 30, 2010, the New Jersey Retail Merchants Association (“NJRMA”) filed suit against the State Defendants challenging the revisions to the priority scheme applicable to gift cards, gift certificates, stored value cards and stored value certificates as void and unenforceable under the priority scheme doctrine established under Texas v. New Jersey, 379 U.S. 674 (1965), to determine which state could escheat abandoned intangible property, as unconstitutional under the Contracts Clause, the Takings Clause of the Fifth Amendment and the Due Process Clause of the Fourteenth Amendment and seeking injunctive relief against the State Defendants from enforcing Chapter 25.

In subsequently filed related matters, on October 5, 2010, the New Jersey Food Council (“Food Council”) and on October 11, 2010, American Express Prepaid Card Management Corporation (“AMEX PCMC”) filed separate suits against the State Defendants challenging the reduction in the abandonment period for gift cards and stored value cards under the State’s unclaimed property laws enacted as part of Chapter 25 as in violation of the Federal CARD Act (15 U.S.C. 16931-1) which precludes the issuers of gift cards from imposing expiration dates earlier than five years, challenging the revisions to the priority scheme applicable to gift cards and stored value cards as void and unenforceable under the priority scheme doctrine established under Texas v. New Jersey, as unconstitutional under the Contracts Clause, Takings Clause and Due Process Clause of the State Constitution, as unconstitutional under the Contracts Clause, the Takings Clause and Due Process Clause of the Fifth and Fourteenth Amendments of the United States Constitution and seeking injunctive relief against the State Defendants from enforcing Chapter 25.

On October 25, 2010, Merchants Express Money Order Company, Inc. (“MEMO”) filed suit against the State Defendants challenging the provisions of Chapter 25 applicable to money orders. MEMO alleges that the provisions of Chapter 25 applicable to money orders is unconstitutional under the Contracts Clause, Takings Clause and Due Process Clause of the State Constitution, unconstitutional under the Contracts Clause, the Takings Clause and Due Process Clause of the Fifth and Fourteenth Amendments of the United States Constitution and is seeking injunctive relief against the State Defendants from enforcing Chapter 25. On November 18, 2010, the U.S. District Court denied MEMO’s motion for preliminary injunctive relief. MEMO immediately filed a notice of appeal. Subsequent to MEMO filing its notice of appeal, MEMO and the State Defendants reached a settlement of this and two other matters pending in State court. Pursuant to the settlement, MEMO will report unclaimed money orders to the State according to the period of abandonment established in Chapter 25, subject to deduction of applicable service fees.

On November 13, 2010, the U.S. District Court concluded that the plaintiffs established a reasonable likelihood of success on the Federal preemption and Contracts Clause claims and enjoined: (a) the place of purchase presumption of Chapter 25, and as administered by subsequent State Treasurer guidance; and (b) the retroactive application of the unclaimed property laws to stored value cards redeemable only for goods and services (i.e. not redeemable for cash). On the same day, the U.S. District Court denied all relief requested by AMEX concerning its claims with respect to travelers checks. On November 18, 2010, the United States Court of Appeals for the Third Circuit (the “Third Circuit”) issued a stay of the U.S. District Court’s November 13, 2010 order (the “November 13th Order”) with respect to AMEX’s claims concerning travelers checks in order to fully consider the case. On December 7, 2010, the State Defendants appealed those aspects of the November 13th Order related to stored value cards to the Third Circuit. On January 31, 2011, the Third Circuit enjoined the requirement that businesses selling stored value cards collect the zip code information from purchasers pending consideration of the issue by the full panel. On February 8, 2011, the Third Circuit granted the motions for stays pending appeal in the AMEX, NJRMA, Food Council and AMEX PCMC matters. This matter is now being briefed. The State is vigorously defending these matters.

Federal Transit Administration Demand for Repayment. The Federal Transit Administration (“FTA”) has sent two letters to NJ Transit initially demanding the repayment by December 24, 2010, of $271 million of Federal funds that NJ Transit received from the FTA and has spent on the ARC Tunnel Project to date, plus interest and penalty charges. The ARC Tunnel Project was cancelled at the Governor’s direction due to concerns over projected cost overruns in excess of the project budget of $8.7 billion. The FTA cites a provision of Title 49 of the U.S. Code which requires the repayment of Federal payments made under early system work agreements where the recipient does not carry out a project for reasons within its control. Special counsel has been retained for NJ Transit to address the repayment demand. The FTA extended the deadline for NJ Transit to respond to its demand for repayment to January 25, 2011. On January 25, 2011, NJ Transit submitted its opposition to FTA’s demand for repayment. On April 29, 2011, the FTA issued its final administrative decision asserting that the State owes a debt of $271 million to the United States Government and stating that NJ Transit should contact the FTA to make arrangements for payment of the amount due. The final decision and its implementation may be appealed to the United States District Court. NJ Transit and the State are currently evaluating their options with respect to the FTA’s final administrative decision. If the administrative decision is not modified or reversed and a mutually agreeable payment arrangement is not negotiated, the United States Secretary of Transportation has separately asserted that the United States Department of Transportation and the United States Treasury have the ability to withhold future State funding from a wide variety of sources, but that he is not pursuing such collection methods at this time. The State is vigorously defending this matter.

Currently, Standard & Poor’s, a division of The McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds AA-. Moody’s Investors Service, Inc. and Fitch Ratings rate the State of New Jersey’s general obligation bonds Aa3 and AA, respectively.

APPENDIX 8

Economic and Financial Conditions in New York

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Multi-State Trust has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General. The City, with a population of approximately 8,175,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2010 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers except for the application of Statement No. 49 of the General Accounting Standards Board (“GASB 49”). City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2011 and 2012 fiscal years in accordance with GAAP, except for the application of GASB 49 as described herein. The City’s current financial plan projects budget gaps for each of the 2013 through 2015 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2011 through 2014 fiscal years submitted to the Control Board on June 30, 2010 (the “June 2010 Financial Plan”), Modification No. 11-3 to the June 2010 Financial Plan and the financial plan for the 2012 fiscal year submitted to the Control Board on May 6, 2011 (the “Financial Plan”). The City’s projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies are described herein and include the condition of the regional and local economies, the provision of State and Federal aid, the impact on City revenues and expenditures of any future Federal or State legislation and policies affecting the City and the cost of future labor settlements.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. For information on reports issued by the City Comptroller and others reviewing and commenting on the Financial Plan and identifying various risks, see “Certain Reports” herein.

City’s Financing Program. Implementation of the Financial Plan is dependent on the City’s ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal working capital requirements. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

2010 Fiscal Year. For the 2010 fiscal year, the City’s General Fund had a total surplus of $3.651 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49, as described below, after discretionary and other transfers. The 2010 fiscal year is the thirtieth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49.

On May 6, 2011, the Mayor released his Executive Budget for the 2012 fiscal year and the City submitted to the Control Board the Financial Plan for the 2011 through 2015 fiscal years, which relates to the City and certain entities that receive funds from the City. The Financial Plan is a modification to the June Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on July 13, 2010, on November 18, 2010 and on February 17, 2011 (the “February Financial Plan”). The Financial Plan projects revenues and expenses for the 2011 and 2012 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of approximately $4.8 billion, $5.1 billion and $5.3 billion in fiscal years 2013 through 2015, respectively, after the implementation of a gap-closing program described below.

The Financial Plan reflects, since the June Financial Plan, increases in projected net revenues of $984 million, $1.3 billion, $1.2 billion and $1.0 billion in fiscal years 2011 through 2014, respectively. Changes in projected revenues include: (i) increases in real property tax revenues of $45 million, $259 million, $507 million and $797 million in fiscal years 2011 through 2014, respectively; (ii) increases in personal income tax revenues of $60 million, $230 million, $330 million and $51 million in fiscal years 2011 through 2014, respectively; (iii) increases in business tax revenues of $328 million, $359 million and $81 million in fiscal years 2011 through 2013, respectively, and a decrease in business tax revenues of $78 million in fiscal year 2014; (iv) increases in real property transfer and mortgage recording tax revenues of $69 million and $24 million in fiscal years 2011 and 2012, respectively, and decreases in real property transfer and mortgage recording tax revenues of $90 million and $80 million in fiscal years 2013 and 2014, respectively; (v) increases in sales tax revenues of $394 million, $441 million, $318 million and $267 million in fiscal years 2011 through 2014, respectively; (vi) decreases in cigarette tax revenues of $10 million in fiscal year 2011 and $9 million in each of fiscal years 2012 through 2014; (vii) decreases in State School Tax Relief Program (the “STAR Program”) aid of $231 million, $188 million, $194 million and $196 million in fiscal years 2011 through 2014, respectively; (viii) an increase in tax audit revenues of $240 million in fiscal year 2011; (ix) increases in all other taxes of $131 million, $123 million, $131 million and $154 million in fiscal years 2011 through 2014, respectively; and (x) a net decrease in all other revenues of $42 million in fiscal year 2011 and net increases in all other revenues of $68 million, $92 million and $109 million in fiscal years 2012 through 2014, respectively.

The Financial Plan also reflects, since the June Financial Plan, a decrease in projected net expenditures of $1.6 billion in fiscal year 2011 and increases in projected net expenditures of $2.0 billion, $2.5 billion and $2.0 billion in fiscal years 2012 through 2014, respectively. Changes in projected expenditures include: (i) decreases for pollution remediation of $150 million, $150 million, $200 million and $200 million in fiscal years 2011 through 2014, respectively, as a result of the amendment of the Financial Emergency Act to permanently waive the budgetary impact of GASB 49, enabling the City to continue to finance certain pollution remediation costs with the issuance of bonds; (ii) increases for education of $853 million in each of fiscal years

2012 through 2014 resulting from the expiration of Federal stimulus funding for education; (iii) increases for education of $812 million, $834 million and $834 million in fiscal years 2012 through 2014, respectively, to compensate for the reduction in State education aid; (iv) increases in health and social services of $40 million, $81 million, $89 million and $89 million in fiscal years 2011 through 2014, respectively, to cover reductions in State aid; (v) a decrease of $142 million in fiscal year 2011 as a result of additional Federal Medicaid participation and increases of $195 million and $390 million in fiscal years 2012 and 2013, respectively, to compensate for the shortfall in previously assumed additional Federal Medicaid participation; (vi) decreases of $192 million, $1 million, $235 million and $315 million in fiscal years 2011 through 2014, respectively, as a result of other Medicaid changes; (vii) decreases of $50 million, $90 million, $120 million and $150 million in fiscal years 2011 through 2014, respectively, due to lower judgments and claims settlements; (viii) a decrease of $600 million in fiscal year 2011 and increases of $400 million in each of fiscal years 2012 through 2014, in the reserve for changes in pension funding assumptions and methodology, as a result of adjustments in the expected timing and amount of such changes; (ix) a decrease in pension costs of $10 million in fiscal year 2011 and increases in pension costs of $149 million, $192 million and $121 million in fiscal years 2012 through 2014, respectively; (x) decreases in debt service of $292 million, $674 million, $7 million and $10 million in fiscal years 2011 through 2014, respectively, primarily as a result of lower interest rates, debt refundings and lower projected capital borrowing; (xi) net increases in other expenses of $556 million, $468 million, $345 million and $413 million in fiscal years 2011 through 2014, respectively; and (xii) a reduction in prior year payables of $500 million and a reduction in the general reserve of $260 million in fiscal year 2011.

The Financial Plan also reflects, since the June Financial Plan, an increase in the provision for prepayments of future expenses of $3.2 billion in fiscal year 2011 resulting in net expenditure reductions of $3.2 billion in fiscal year 2012.

In addition, the Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2011, to increase the forecast transfer of financial resources from fiscal year 2011 to fiscal year 2012, to achieve budget balance in fiscal year 2012, and to reduce previously projected gaps for each of fiscal years 2013 and 2014. The gap-closing actions include (i) agency programs reflecting reduced agency expenditures or increased revenues totaling $633 million, $1.2 billion, $1.2 billion and $1.1 billion in fiscal years 2011 through 2014, respectively; and (ii) pension reform for new employees resulting in savings of $131 million in fiscal year 2014, which requires State legislation. The agency programs include proposed headcount reductions of 9,450 in fiscal year 2012 through either layoffs or attrition, including Department of Education (“DOE”) pedagogical headcount reductions of 5,398 in fiscal year 2012 as a result of actions proposed in fiscal year 2011. Including agency programs proposed prior to fiscal year 2011, total DOE pedagogical headcount reductions are projected to be over 6,000 from fiscal year 2011 to fiscal year 2012.

The Financial Plan reflects the impact of the State’s 2011-12 budget approved by the State legislature on March 31, 2011 (the “2011-12 State Budget”). The 2011-12 State Budget includes substantial reductions in State aid to localities, including the City, in order to reduce the State’s projected budget gap.

In July 2009, the State amended the New York City Transitional Finance Authority Act to expand the borrowing capacity of the TFA by providing that it may have outstanding $13.5 billion of Future Tax Secured Bonds (excluding such bonds issued for costs relating to the terrorist attack on the World Trade Center) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. As a result of this change, the City currently expects to finance through the TFA approximately half of the capital program that was previously expected to be financed with general obligation debt. Consequently, in order to more accurately reflect the debt service costs of the City’s capital program, the Financial Plan includes the funding requirements associated with TFA Future Tax Secured Bonds as a debt service expense. This expense is offset by the personal income tax revenues retained by the TFA which are now included in the Financial Plan.

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2011 through 2015 fiscal years; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (“HHC”) and other such entities to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.

The projections and assumptions contained in the 2011-15 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City’s control, will be realized.

Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to Federal or State funds or water and sewer funds, will decrease from an estimated level of 258,104 as of June 30, 2011 to an estimated level of 246,235 by June 30, 2015.

Other fringe benefits includes $1.805 billion, $2.003 billion, $2.176 billion, $2.365 billion and $2.559 billion in fiscal years 2011 through 2015, respectively, for Other Post-Employment Benefits (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis. Other fringe benefits does not reflect lowered expense of $225 million in fiscal year 2010 as a result of the prepayment in fiscal year 2009 of $225 million into the Retiree Health Benefits Trust Fund. The Retiree Health Benefits Trust reflects lowered expense of $395 million and $672 million in fiscal years 2011 and 2012, respectively, as a result of reduced contributions to the Retiree Health Benefits Trust Fund in those years. The lowered expense was reflected in other fringe benefits in the Financial Plan.

The Reserve for Collective Bargaining contains funds for the cost of collective bargaining increases for wage increases for prevailing wage employees in the period through the 2008-2010 round of collective bargaining. The Reserve for Collective Bargaining assumes annual wage increases of 1.25% after the expiration of contracts settled in the 2010-12 round of collective bargaining.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that the State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to Federal aid. Future Federal actions could have adverse effects on the City’s cash flow or revenues.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On March 21, 2011 the City Comptroller released a report entitled “Comments on New York City’s Preliminary Budget for Fiscal Year 2012 and Financial Plan for Fiscal Years 2011-2015.” The report states that the City has seen strong job growth over the last twelve months, its rate of unemployment has dipped below the national average, fiscal year 2010 was the first year since fiscal year 2007 where the City experienced year-over-year growth in total general revenues and that fiscal year 2011 revenues are expected to exceed the pre-recession levels. The report notes that the City’s accumulation of reserves created a fiscal cushion for the economic downturn and allowed the City to, for the most part, avoid the devastating budget cuts and layoffs that other municipalities have faced. However, the report notes that the City’s estimated fiscal year 2011 surplus is less than the prior year surplus, and that the City is drawing on more resources than it is generating.

In his report, the City Comptroller identified net risks for fiscal years 2011 through 2015 which, when added to the results projected in the February Financial Plan, would result in gaps of $1.18 billion, $1.50 billion, $5.86 billion, $5.56 billion and $5.82 billion, respectively. The differences from the February Financial Plan projections result in part from the City Comptroller’s expenditure projections, which exceed those in the February Financial Plan by $928 million, $916 million, $897 million, $996 million and $1.08 billion in fiscal years 2011 through 2015, respectively, resulting from: (i) wage increases as a result of collective bargaining with the City’s teacher and school administrator unions, which would result in increased costs of $898 million, $800 million, $897 million, $900 million and $900 million in fiscal years 2011 through 2015, respectively; (ii) increased overtime expenditures of $80 million in fiscal year 2011, $191 million in fiscal year 2012 and $100 million in each of fiscal years 2013 through 2015; (iii) uncertainty of savings from planned pension reform of $131 million and $252 million in fiscal years 2014 and 2015, respectively; (iv) projected savings in judgments and claims expenditures of $35 million, $75 million, $100 million, $135 million and $170 million in fiscal years 2011 through 2015, respectively; and (v) increased public assistance costs of $15 million in fiscal year 2011. The differences from the February Financial Plan also result from the City Comptroller’s revenue projections. The report estimates that (i) property tax revenues will be lower by $13 million, $8 million, $39 million and $17 million in fiscal years 2011 through 2014, respectively, and higher by $14 million in fiscal year 2015; (ii) personal income tax revenues will be lower by $207 million, $63 million and $6 million in fiscal years 2011, 2012 and 2015, respectively, and higher by $93 million and $90 million in fiscal years 2013 and 2014, respectively; (iii) business tax revenues will be lower by $132 million, $180 million and $26 million in fiscal years 2011 through 2013, respectively, and higher by $110 million and $257 million in fiscal years 2014 and 2015, respectively; (iv) sales tax revenues will be higher by $41 million, $209 million and $155 million in fiscal years 2013 through 2015, respectively; and (v) real-estate related tax revenues will be higher by $105 million, $272 million, $425 million, $461 million and $424 million in fiscal years 2011 through 2015, respectively. The revenue projections result in net less tax revenues of $247 million in fiscal year 2011 and net additional tax revenues of $21 million, $494 million, $853 million and $844 million in fiscal years 2012 through 2015, respectively. Additionally, the City Comptroller estimates that State aid could be reduced by $600 million in each of fiscal years 2012 through 2015.

The City Comptroller expects to issue a report on or about June 6, 2011, which will comment on the fiscal year 2012 Executive Budget and the Financial Plan. The report will present the Comptroller’s evaluation of the assumptions and methodologies underlying the fiscal year 2012 Executive Budget and the Financial Plan and identify risks and offsets to the fiscal year 2012 Executive Budget and the Financial Plan.

On March 25, 2011, the staff of the OSDC released a report on the February Financial Plan. The OSDC report notes that the City’s economy is recovering from the recession at a faster pace than the nation and the State, with slowly improving real estate markets and job growth in almost all of the City’s private sector industries over the past year. However, the City continues to face significant challenges primarily from the loss of Federal stimulus funds in fiscal year 2012, cuts in State aid, growth in pension, health insurance and debt service costs and complex labor issues. The report notes that planned agency spending reductions, the draw down of reserves, reasonable revenue forecasts and expected debt service savings in fiscal years 2011 and 2012 have allowed the City to absorb the budgetary impact of expiring Federal stimulus aid and State aid reductions. The report further notes that though the City drew on reserves in fiscal year 2011, it increased its pension reserve to $1 billion beginning in fiscal year 2012. The report concludes that although budget risks remain, the level of risk is manageable given the City’s reserves and its strong commitment to the financial planning process.

The report quantifies certain risks, partially offset by possible additional resources, to the February Financial Plan. The report identifies possible net risks to the February Financial Plan of $150 million, $790 million, $790 million, $921 million and $1.04 billion in fiscal years 2011 through 2015, respectively. When combined with the results projected in the February Financial Plan, the report estimates that these risks could result in budget gaps of $150 million, $790 million, $5.64 billion, $5.73 billion and $6.02 billion in fiscal years 2011 through 2015, respectively. The possible additional resources identified in the report are increased debt service savings of $50 million in fiscal year 2011. The risks to the February Financial Plan identified in the report include: (i) decreased tax revenue of $200 million in fiscal year 2011; (ii) increased overtime costs of $150 million in each of fiscal years 2012 through 2015; (iii) decreased savings as a result of failing to achieve certain agency budgetary savings of $40 million in each of fiscal years 2012 through 2015; and (iv) decreased revenue due to State actions of $600 million in each of fiscal years 2012 and 2013, $731 million in fiscal year 2014 and $852 million in fiscal year 2015.

In addition to the adjustments to the February Financial Plan projections set forth above, the OSDC report identifies two additional risks that could have a significant impact on the City. First, the OSDC report identifies risks to the February Financial Plan resulting from increased costs as a result of collective bargaining with the teachers’ union of $898 million, $800 million, $898 million, $900 million and $900 million in fiscal years 2011 through 2015, respectively. Second, if wages for employees other than teachers were to increase at the projected rate of inflation without any offsetting savings, costs would increase by $640 million, $1.07 billion, $1.47 billion and $1.92 billion in fiscal years 2012 through 2015, respectively. As a potential offset to projected gaps, the report also identifies increased pension fund earnings of $93 million, $179 million and $259 million in fiscal years 2013 through 2015, respectively.

The staff of the OSDC expects to release a report on the Financial Plan in the first half of June 2011. The report will present the OSDC’s evaluation of the assumptions and methodologies underlying the Financial Plan and identify risks and offsets to the Financial Plan.

On March 24, 2011, the staff of the Control Board issued a report on the February Financial Plan. The report observes that since November 2010, the City’s estimate of the fiscal year 2012 budget gap increased, State aid was further reduced, and agency spending and pension costs increased. In response, the City identified additional resources that can be used to prepay some fiscal year 2012 expenses, leaving a $600 million budget gap. The report notes that the City’s proposed State actions to close the remaining deficit are uncertain and the City has started the process to develop an agency reduction plan in time for the Executive Budget. Despite City actions and the economic recovery underway, the report notes that the City’s projected budget gaps resulting primarily from the high growth in debt service, healthcare and pension costs could grow even larger if certain risks occur.

The report quantifies certain risks to the February Financial Plan. The report identifies possible risks of $80 million, $816 million, $840 million, $975 million and $1.10 billion in fiscal years 2011 through 2015, respectively. When combined with the results projected in the February Financial Plan, these net risks would result in estimated gaps of $80 million, $816 million, $5.70 billion, $5.79 billion and $6.07 billion in fiscal years 2011 through 2015, respectively. The risks to the February Financial Plan identified in the report include: (i) increased uniformed services overtime expenses of $80 million, $216 million, $240 million, $244 million and $244 million in fiscal years 2011 through 2015, respectively; (ii) decreased aid from the State of $200 million in each of fiscal years 2012 through 2015; (iii) decreased State education aid of $200 million in each of fiscal years 2012 through 2015; (iv) decreased savings due to the failure to achieve State reform of the variable supplemental benefits fund of $200 million in each of fiscal years 2012 through 2015; and (v) increased costs due to failure to achieve certain pension reforms of $131 million and $252 million in fiscal years 2014 and 2015, respectively.

The staff of the Control Board expects to release a review of fiscal year 2011 on or about June 9, 2011.

On May 24, 2011, the staff of the IBO released a report entitled “Reestimating the Mayor’s Plan: An Analysis of the 2012 Executive Budget and Financial Plan Through 2015.” The report estimates that the City will end fiscal year 2011 with a surplus of $3.15 billion, $64 million less than the Mayor’s projection, and assuming that such surplus will be used to prepay some fiscal year 2012 expenses and that the Mayor’s plan for about $1.2 billion in gap-closing measures will be approved, in addition to $4.2 billion in previously announced actions for fiscal year 2012, the report estimates that the City will end fiscal year 2012 with a surplus of $84 million. The report projects that fiscal year 2012 expenditures will exceed the Financial Plan estimates by approximately $500 million. For fiscal year 2013, the report projects a budget shortfall of $4.1 billion, which is $636 million less than the Financial Plan projection, largely because of the IBO’s higher tax revenue projections. The report also projects higher tax revenues in fiscal years 2014 and 2015. The report notes that because the projected fiscal year 2012 surplus will be lower than the fiscal year 2011 surplus and State and Federal budget pressures could have a substantial effect on the City’s fiscal position, the fiscal year 2013 budget must be balanced with measures to cut expenses or raise revenues, which may cause difficulty in maintaining the level of City services expected by the public.

The report states that the Mayor’s Executive Budget includes no proposals for tax increases, instead relying heavily on reducing expenditures, and that despite the relative strength of the City economy, rising City expenditures coupled with expectations of reduced Federal and State aid are likely to present ongoing fiscal challenges in the upcoming years. Additionally, the report states that settlements with municipal labor unions could substantially affect the City’s budget and that the Mayor is relying on productivity increases to offset any raises for the current round of labor negotiations. The report notes that this has been difficult to achieve in the past and that each one percent increase in salary not paid from labor savings would cost the City $291 million, including additional pension costs.

The City Comptroller, the OSDC and the Control Board routinely releases additional reports each of which discuss the Financial Plan. Such reports are available to the public.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs, when necessary, in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has not issued short-term obligations to finance projected cash flow needs since fiscal year 2004. The City regularly reviews its cash position and the need for short-term borrowing. The Financial Plan reflects the issuance of short-term obligations in the amount of $2.4 billion in each of fiscal years 2012 through 2015.

Outstanding General Obligation Indebtedness. As of July 1, 2010, approximately $41.2 billion of City general obligation bonds were outstanding.

Water, Sewer and Waste. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the New York City Water Board (the “Water Board”), which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2012 through 2021, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $12.3 billion. The City’s Capital Commitment Plan for fiscal years 2011 through 2015 reflects total anticipated City-funded water and sewer commitments of $8.7 billion which are expected to be financed with the proceeds of Water Authority debt.

New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding such bonds issued for costs relating to the terrorist attack on the World Trade Center) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The TFA expects to issue $922 million, $935 million, $1.048 billion, $1.128 billion and $1.039 billion of Building Aid Revenue Bonds in fiscal years 2011 through 2015, respectively.

Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2010 amounted to approximately $5.6 billion.

New York State

The New York Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the North American Industry Classification System (“NAICS”) industrial classification system.

Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment. As defined under NAICS, the trade, transportation, and utilities supersector accounts for the third largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for less employment and wages for the State than for the nation. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries combined account for more than four of every ten nonagricultural jobs in New York and, except for leisure and hospitality, each accounts for a higher proportion of total State employment than for the nation as a whole. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

Economic and Demographic Trends. In calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economies of the State and much of the rest of the Northeast were more heavily damaged than the nation as a whole and were slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, State employment growth surpassed that of the nation, and in 2000 the rates were essentially the same. In 2001, the September 11th attack resulted in a downturn in New York that was more severe than for the nation as a whole. In contrast, the State labor market fared better than that of the nation as a whole during the most recent downturn that began in 2008, though New York experienced a historically large wage decline in 2009. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed with the State now below that of the nation. Total State nonagricultural employment has declined as a share of national nonagricultural employment. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is an employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

Recent Events. The Governor’s Executive Budget for the 2011-12 fiscal year projected ending the 2011-12 fiscal year in balance on a cash basis. The State Legislature completed action on the $131.7 billion budget for the 2011-12 fiscal year on March 31, 2011 (the “Enacted Budget”). The Enacted Budget enabled the State to end its 2010-11 fiscal year in balance on a cash basis. The State Annual Information Statement dated May 24, 2011 (the “Annual Information Statement”) reflects the Enacted Budget and revisions to the spending estimates therein through March 31, 2011, the date of the State financial plan. The State updates the Annual Information Statement quarterly.

Fiscal Year 2011-12. On February 1, 2011 the Governor presented his Executive Budget for 2011-12 to the Legislature. The Executive Budget Financial Plan (the “Initial Executive Budget Financial Plan” or “Initial Plan”) reflected the recommendations to eliminate a General Fund budget gap in 2011-12 that was then estimated at approximately $10 billion. On February 24, 2011 and March 1, 2011 the Governor submitted amendments to the Executive Budget (the “Updated Financial Plan”). The Updated Financial Plan did not differ significantly from the Initial Plan.

The gap-closing plan authorizes actions to lower General Fund spending by approximately $8.5 billion in 2011-12 compared to the current-services forecast. The Enacted Budget includes estimated savings of $2.8 billion for School Aid and $2.7 billion for Medicaid (including a caseload reestimate); $1.5 billion for State agency operations; and $1.5 billion for a range of other programs and activities.

The gap-closing plan anticipates $324 million in additional revenues associated with specific statutory changes. These changes include modernizing the State’s tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund. The Legislature authorized certain tax modernization initiatives for two years (scheduled to sunset on December 31, 2012).

Non-recurring actions are estimated to total approximately $860 million in 2011-12. The actions are expected to be derived from contributions by the State’s public authorities, use of fund balances, and maintaining a consistent level of pay-as-you-go financing for eligible capital expenses (rather than increasing the level in 2011-12, as assumed in the base budget projections).

The Enacted Budget Financial Plan limits the annual growth rates for major programs, including Medicaid and School Aid. The established growth rate for the Department of Health Medicaid State Funds spending is limited by law to the ten-year average change in the medical component of the Consumer Price Index. This is estimated at approximately 4 percent over the plan period. The growth rate for School Aid is limited to the rate of growth in New York State personal income.

The Enacted Budget includes two-year appropriations and changes to law for Medicaid and School Aid to help limit the growth in these programs to the target rates. In Medicaid, the budget grants State officials authority to make certain modifications to the Medicaid program to help maintain spending within the allowable limit. The State anticipates that most potential modifications that are likely to be considered to constrain Medicaid spending will require the approval of the Federal government. Adherence to the limit is dependent on other factors, including the adoption of voluntary cost-saving measures by the health care industry. The new administrative authority granted to State officials to modify the Medicaid program expires after two years; however, the statutory Medicaid spending cap is not scheduled to expire. The Financial Plan projections for all fiscal years assume that Medicaid and School Aid will grow at the capped rates.

The State estimates it will end 2011-12 with a General Fund balance of $1.7 billion. The closing balance in the Rainy Day Reserve reflects a planned deposit of $100 million in 2011-12.

The closing balance also includes $346 million identified to cover the costs of potential retroactive labor settlements with unions that have not agreed to contracts through 2011-12. The amount is calculated based on the pattern settlement for fiscal years 2007 through 2011 agreed to by the State’s largest unions for that period. In prior years, this amount has been carried in the annual spending totals. If settlements are reached in 2011-12, the projected fund balance in the General Fund would decline by an amount equal to the cost of the settlements.

The State estimates that State Operating Funds spending will total $86.9 billion in 2011-12, an increase of $2.5 billion (2.9 percent) from 2010-11 results. All Governmental Funds spending, which includes capital projects and Federal operating spending, is expected to total $131.7 billion, a decrease of $3.1 billion from the prior year. Consistent with recent experience, disbursements in 2010-11 were well below budgeted levels in State Operating Funds and in All Governmental Funds. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in special revenue funds and capital projects funds have been adjusted downward in 2011-12 and thereafter based on typical spending patterns and the observed variance between estimated and actual results over time.

The annual spending growth in State Operating Funds is affected by the annual increases in debt service and fringe benefits, which are difficult to control in the short-term due to existing constitutional, statutory and contractual obligations. Together, these costs are projected to increase by nearly $700 million in 2011-12. Debt service on State-supported debt is projected to increase by $239 million (4.2 percent) in 2011-12. This includes the payment in 2010-11 of $154 million in debt service expenses that were not due until the first quarter of 2011-12. Spending on fringe benefits and certain other fixed costs is projected to increase by $428 million (7.0 percent). Growth in fringe benefits is due to increases in the State’s annual contribution to the New York State and Local Retirement System and the cost of providing health insurance for active and retired State employees. Pension costs, including State contributions to the State University of New York’s (“SUNY”) optional retirement program, are expected to increase by $200 million (13.6 percent) in 2011-12, even with the amortization (i.e., deferral with interest expense) of contributions in excess of 10.5 percent of payroll in 2011-12. Without amortization, the State contribution to the State pension system in 2011-12 would total approximately $2.1 billion, or $635 million above the amount in the Enacted Budget Financial Plan.

Special Considerations. The Annual Information Statement noted that many complex political, social, environmental, financial and economic forces influence the State’s economy and finances, many of which are outside the ability of the State to control. These include, but are not limited to, general economic and business conditions, changes in political, social and economic conditions, impediments to the implementation of gap closing actions, regulatory initiatives and compliance with governmental regulations, litigation and various other events, conditions and circumstances, many of which are beyond the control of the State.

For example, the State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, Federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State’s projections of receipts and disbursements.

Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the Federal government, and changes in the demand for the use of State services.

An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of Federal disallowances now pending against the State, which could adversely affect the State’s projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or Federal disallowances or other Federal actions that could affect State finances.

In the Annual Information Statement, the Division of Budget (“DOB”) stated that it believes that its projections of receipts and disbursements relating to the State Financial Plan, and the assumptions on which they are based, were reasonable while noting that actual results, however, could differ materially and adversely from the projections set forth in the Annual Information Statement. In the past, the State has taken management actions to address potential State Financial Plan shortfalls, and DOB noted its belief that it could take similar actions should variances occur in its projections for the current fiscal year.

Actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal government have helped to create projected structural budget gaps for the State. These gaps result in a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance however, that the Legislature will enact the Governor’s proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

Government Accounting Standards Board 45. Government Accounting Standards Board (“GASB”) 45 requires state and local governments to reflect the value of OPEBs, predominantly health care, for current employees and retirees. The State used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2010 at $55.9 billion ($46.3 billion for the State and $9.6 billion for SUNY, using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method.

The net OPEB liability for fiscal year 2010 totaled $3.3 billion ($2.7 billion for the State and $0.6 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. This was $2.1 billion ($1.7 billion for the State and $0.4 billion for SUNY) above the payments for retiree costs made by the State in fiscal year 2010. This difference between the State’s pay-as-you-go (“PAYGO”) costs and the actuarially determined required annual contribution under GASB 45 reduced the State’s then positive net asset condition at the end of fiscal year 2010 by $2.1 billion.

GASB 45 does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Enacted Budget Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis. The current Enacted Budget Financial Plan does not pre-fund the GASB 45 liability. If such liability were pre-funded at this time, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations, Civil Service and DOB, will continue to review this matter, and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal circumstances.

Risk Factors. In any year, the State Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The Annual Account Statement, as updated and supplemented, identified the following as the most significant current risks to the State Financial Plan:

The most recent data indicate that extreme winter weather and spiking energy prices had a substantial impact on economic activity in the first calendar year quarter of 2011. The national economy grew 1.8 percent in the first quarter, with real household and private business spending weakening substantially relative to the fourth quarter of 2010. Although demand appears to have rebounded in March, growth in the second and third quarters is expected to continue to be affected by the ongoing turmoil in the Middle East and volatile energy prices. Real U.S. Gross Domestic Product (“GDP”) is projected to grow 2.9 percent for calendar year 2011, approximately the same level of growth as in calendar year 2010. The national economy is expected to add approximately 2.5 million jobs in 2011, representing annual growth of 1.3 percent. This projection is consistent with the unemployment rate averaging 8.5 percent in the fourth quarter of calendar year 2010. Personal income is projected to grow 5.2 percent for 2011, with its largest component, wages and salaries, projected to grow by 4.3 percent.

Over the three months from February through April 2011, the daily spot price of domestically produced oil, as represented by West Texas Intermediate Crude, rose 27 percent; the price of imported oil rose even faster. Meanwhile, the average weekly price of unleaded gasoline was up 27 percent over the same period and was fast approaching its July 2008 high. Since then, energy prices have fallen below their most recent peaks, but with the ongoing turmoil in the Middle East, energy prices are likely to continue to be volatile. Annualized quarterly inflation, as represented by growth in the Consumer Price Index (“CPI”), accelerated from 2.6 percent in the fourth quarter of 2010 to 5.2 percent in the first quarter of 2011. Core inflation, which excludes the volatile food and energy components, also accelerated from 0.6 percent to 1.7 percent during this time period. DOB is projecting 2011 inflation of 2.7 percent.

Despite mounting inflationary pressure, the Federal Reserve is still expected to complete its $600 billion long-run asset purchase program, popularly referred to as QE2, by the end of June as scheduled, and begin moving away from its zero-percent short-term interest rate target before the end of 2011. The 10-year Treasury yield is expected to average 3.7 percent in 2011. The outlook for corporate profits and equity markets remains favorable, as the corporate sector continues to reap the benefits of low interest rates and global economic growth.

The national recovery is expected to continue to gain strength following a weak first quarter, but significant risks remain. Inflation — and energy prices in particular — represent the most uncertain element of the national economic forecast. Continued unrest in several major oil-exporting nations increases the risk of an extended period of high oil and gasoline prices. Higher energy prices act effectively as a tax on household and business spending, and can be expected to result in lower spending in other areas. In addition, the fallout from the Japanese earthquake and tsunami could cause more extensive supply disruptions than currently anticipated. Both of these developments could diminish the pace of job growth relative to current projections and impede the recovery in household spending from a relatively weak first quarter. Lower household spending and weaker job growth could both add to the strain already being faced by state and local governments, with no relief from property prices on the horizon. In contrast, a sudden resolution of the turmoil in the Middle East, accompanied by faster global growth than projected, could result in stronger growth than is reflected in this forecast.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility present a particularly large element of uncertainty for New York. In addition, with Wall Street still adjusting compensation practices in the wake of the passage of financial reform legislation, the timing of cash bonus payouts has become very unstable, making inference from past patterns more uncertain. A weaker labor market than projected could result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with a greater volume of merger and acquisition and other Wall Street activity, could result in higher wage and bonuses growth than projected.

Bond Market. Implementation of the Enacted Budget Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or Short Term Investment Pool, which it then reimburses with proceeds from the sale of general obligation or other State-supported bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it can adversely affect the State’s overall cash position and capital funding plan. The success of projected public sales will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the State, and public discussion of such developments, may affect the market for outstanding State-supported and State-related debt.

Litigation. Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such litigation may not meet the materiality threshold (or a determination of materiality is not possible to make at this time) to warrant individual description but, in the aggregate, could still adversely affect the State’s Enacted Budget Financial Plan. See “Litigation.”

Federal Funding. The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes. The Enacted Budget Financial Plan assumes relatively stable levels of Federal aid over the forecast period. Changes in Federal funding levels could have a materially adverse impact on the Enacted Budget Financial Plan.

The Enacted Budget Financial Plan may be adversely affected by actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules. For example, all Medicaid claims are subject to audit and review by the Federal government. The Federal Centers for Medicare and Medicaid Services (“CMS”) has engaged the State regarding claims for services provided to individuals in developmental centers operated by the Office for People with Developmental Disabilities. Although no official audit has commenced and the rates paid for these services are established in full accordance with the methodology set forth in the approved State Plan, adverse action by CMS relative to these claims could jeopardize a significant amount of Federal financial participation in the State Medicaid program. The State has begun the process of seeking CMS approval to proceed with the development of a new demonstration waiver to create a contemporary and sustainable system of service funding and delivery for individuals with developmental disabilities. In addition, the Enacted Budget Financial Plan assumes a Medicaid rate increase in fiscal year 2012 to cover the cost of continuing to provide services to individuals residing in State Development Centers. This increase is primarily attributable to a volume adjustment related to the State’s on-going efforts to move individuals with developmental disabilities into more individualized community-based residential settings. An adverse decision regarding this rate increase would jeopardize approximately $150 million in Federal Financial Participation currently assumed in the Enacted Budget Financial Plan.

Health Insurance Company Conversions. State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a health care conversion), subject to a number of terms, conditions, and approvals. Under State law, the State must use the proceeds from a health care conversion for health-care-related expenses included in the Health Care Reform Act (“HCRA”) account. For planning purposes, the Enacted Budget Financial Plan assumes no proceeds from a health care conversion in fiscal year 2012, but counts on proceeds of approximately $250 million annually in future years of the plan, which would be deposited into HCRA. If a conversion does not occur on the timetable or at the levels assumed in the Enacted Budget Financial Plan, the State would be required to take other actions to increase available resources or to reduce planned spending to fund projected HCRA disbursements.

Labor Settlements. The Enacted Budget Financial Plan for fiscal year 2012 includes a reserve of $346 million to cover the costs of a pattern settlement with all unions that have not agreed to contracts for fiscal year 2008 through fiscal year 2011. The pattern is based on the terms agreed to by the State’s largest unions for this period. There can be no assurance that actual settlements, some of which are subject to binding arbitration, will not exceed the amounts included in the Enacted Budget Financial Plan. An additional risk is the potential cost of salary increases for judges which could occur in fiscal year 2013 and beyond as a result of the actions of a statutorily authorized judicial compensation commission. The Enacted Budget Financial Plan does not include any costs for potential general wage increases after the current labor agreements expire or for salary increases for judges.

Cash-Basis Results for Prior Fiscal Years.

2010-11 Fiscal Year. The State ended 2010-11 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. The General Fund ended fiscal year 2011 with a closing balance of $1.38 billion, consisting of $1.0 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $136 million in the Community Projects Fund, $21 million in the Contingency Reserve, and $13 million in an undesignated fund balance. The closing balance was $928 million lower than fiscal year 2010. This reflected the planned use of a fund balance to pay for expenses deferred from fiscal year 2010 into fiscal year 2011.

General Fund receipts, including transfers from other funds, totaled $54.4 billion in fiscal year 2011. Total receipts during 2010-11 were $1.9 billion (3.6 percent) higher than in the prior fiscal year. Total tax receipts were $2.5 billion higher, mainly due to the growth in Personal Income Tax (“PIT”) collections, sales tax, estate taxes, and the real estate transfer tax, resulting from changes to the law as well as the economic recovery. Business tax collections fell by less than 2 percent from the prior year due to lower collections from the corporate and utility tax, insurance taxes, and bank taxes. Non-tax revenue was $631 million below the prior year. This was primarily due to the following fiscal year 2010 collections that were not received, or received in lower amounts, in 2010-11: temporary utility surcharge (18-A assessment) ($429 million); the Power Authority resources ($158 million); Energy Research and Development Authority (“ERDA”) resources ($90 million); and fine collections ($101 million). An increase in the level of excess balances transferred from other funds partly offset the annual decline in miscellaneous receipts.

General Fund disbursements, including transfers to other funds, totaled $55.4 billion in fiscal year 2011. Disbursements in fiscal year 2011 were $3.2 billion (6.1 percent) higher than in the prior fiscal year. Spending growth was affected by the deferral of a $2.06 billion payment to schools from March 2010 to the statutory deadline of June 2010. Adjusting for this anomaly (that is, reducing fiscal year 2011 results by $2.06 billion and increasing fiscal year 2010 results by an equal amount), spending would have been approximately $950 million below fiscal year 2010 levels.

Local assistance spending, adjusted for the School Aid deferral, declined by approximately $1.1 billion compared to fiscal year 2010. This reflected lower levels of general School Aid spending enacted in the fiscal year 2011 Budget; the delay of a $300 million CUNY Senior College payment from fiscal year 2009 to June of fiscal year 2010, which increased fiscal year 2010 spending relative to fiscal year 2011; the elimination, as part of the fiscal year 2011 gap-closing plan of approximately $300 million in annual Aid and Incentives for Municipalities funding for New York City that would have been paid by December 2010; and additional Federal funding for public assistance benefit costs and State and local child welfare shares in fiscal year 2011, which reduced General Fund spending. These declines were partly offset by higher Medicaid spending due to rising costs of providing Medicaid services and reductions in the amount of available offsets from HCRA related to Indigent Care.

The annual change in personal service spending is mainly due to the payment of $270 million in retroactive salary settlements for employees represented by the New York State Correctional Officers and Police Benevolent Association, the Police Benevolent Association (“PBA”) and the New York State Police Investigators Association (“BCI”) in fiscal year 2010 and reductions across nearly all agencies. Non-personal service spending lower by $155 million (7.8 percent) compared to the prior year, mainly reflecting the impact of spending controls.

Growth in General State Charges spending was attributable to the increase in State contributions to the pension system and increased health insurance costs. Pension costs increased by $315 million in fiscal year 2011, after the amortization of $249 million in costs. Health insurance costs increased by $374 million.

Transfers increased mainly for capital projects and the State share of Medicaid costs related to mental hygiene programs.

2009-10 Fiscal Year. General Fund receipts, including transfers from other funds, totaled $52.6 billion, or $1.78 billion lower than the State’s initial projections for 2009-10. General Fund disbursements, including transfers to other funds, totaled $52.2 billion, a decrease of $2.71 billion from initial projections. However, actual disbursements were affected by $2.1 billion in payment deferrals (described below) taken by the State to end the fiscal year without the use of its rainy day reserves and other designated balances. Without the deferrals, disbursements for the fiscal year would have been approximately $665 million below initial projections.

In the final quarter of the fiscal year, in order to avoid depleting its reserves, the State deferred a planned payment to school districts ($2.1 billion), which reduced spending from planned levels, and certain tax refunds, which increased available receipts from planned levels ($500 million). Both the school aid payment and the tax refunds were scheduled to be paid in 2009-10 but, by statute, were not due until June 1, 2010. The combined value of the deferrals had the effect of increasing the closing balance in the General Fund for 2009-10 to $2.3 billion, or approximately $900 million above the level required to restore the rainy day reserves and other balances to their anticipated levels. The higher closing balance was due exclusively to the cash management actions described above and did not represent an improvement in the State’s financial operations. In early April 2010, the State paid the $500 million in tax refunds that had been deferred from 2009-10 to 2010-11. On June 1, 2010, the State paid the $2.1 billion in school aid deferred from 2009-10.

General Fund receipts, including transfers from other funds were $1.2 billion below 2008-09 results. Tax receipts decreased by $1.2 billion and transfers decreased by $750 million, partly offset by increased miscellaneous receipts of $744 million. The $1.2 billion annual decline in tax receipts included a $541 million decline in personal income taxes and a $302 million decline in sales and use tax receipts.

General Fund disbursements, including transfers to other funds, were $2.4 billion below 2008-09 results. The annual decline reflects the deferral of $2.1 billion in school aid, the impact of mid-year spending reductions, and the use of American Recovery and Reinvestment Act of 2009 (“ARRA”) funds in place of General Fund spending.

The General Fund closing balance consisted of $1.2 billion in the State’s rainy day reserves, $21 million in the contingency reserve fund (to guard against litigation risks), $96 million in the Community Projects Fund, and $978 million in the Refund Reserve Account, of which approximately $900 million was attributable to the deferrals described above.

2008-09 Fiscal Year. The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State’s initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the community projects fund ($145 million) and $577 million in general reserves, part of which DOB used for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $705 million from 2007-08 results. While tax receipts decreased by $93 million, miscellaneous receipts increased by $621 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was school aid.

2007-08 Fiscal Year. The State ended 2007-08 in balance. Receipts in 2007-08 were $578 million lower than the State’s initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were school aid, children and family services, and public assistance.

2006-07 Fiscal Year. DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected disbursements ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-07), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were school aid, Medicaid, and higher education programs.

State Retirement Systems. The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees’ Retirement System (“ERS”) and the New York State and Local Police and Fire Retirement System (“PFRS”). The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2009-10 fiscal year. There were 3,035 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2010, 679,217 persons were members and 375,803 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

The investment losses experienced in fiscal year 2009 negatively impacted the value of assets held for the Systems. The current actuarial smoothing method spreads the impact over a 5-year period. Thus, contribution rates increased for fiscal year 2011 and fiscal year 2012 and further increases are expected for fiscal year 2013 through fiscal year 2015. The amount of such future increases will depend, in part, on the value of the pension fund as of each April 1, as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. Final contribution rates for fiscal year 2012 were released in early September 2010. The average ERS rate increased from 11.9 percent of salary in fiscal year 2011 to 16.3 percent of salary in fiscal year 2012, while the average PFRS rate increased from 18.2 percent of salary in fiscal year 2011 to 21.6 percent of salary in fiscal year 2012. The contribution rates for fiscal year 2012 reflect the System Actuary’s recommendations based on the legally required five-year review of actuarial assumptions, including a reduction in the assumed investment rate of return from 8 percent to 7.5 percent.

On December 10, 2009, then Governor Patterson signed a bill that amended Articles 14, 15 and 19 and created Article 22 of the Retirement and Social Security Law (“RSSL”). This resulted in significant changes to benefits for members of the ERS and the PFRS. ERS members joining on or after January 1, 2010 will be covered by these benefits and will be in tier 5. PFRS members joining on or after January 9, 2010 will be covered by these benefits and will be in tier 5.

Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle that holds the Systems’ assets. The Office of State Comptroller reports that the net assets available for benefits as of March 31, 2010 were $134.2 billion (including $2.6 billion in receivables, which consist of employer contributions, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $23.3 billion or 21 percent from the 2008-09 level of $110.9 billion. This increase reflects, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $176.6 billion on April 1, 2009 to $186.8 billion (including $75.6 billion for current retirees and beneficiaries) on April 1, 2010. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2010 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2010 fiscal year, 40 percent of the unexpected loss for the 2009 fiscal year, 60 percent of the unexpected loss for the 2008 fiscal year and 80 percent of the unexpected gain for the 2007 fiscal year. Actuarial assets decreased from $149.0 billion on April 1, 2009 to $147.7 billion on April 1, 2010. The funded ratio, as of April 1, 2010, calculated by the System Actuary in August 2010 using the entry age normal funding method and actuarial assets, was 94 percent.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the “LGAC”), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations are to be amortized over a period of no more than 30 years from the dates of their original issuance.

The legislation eliminated annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no general obligation) seasonal borrowing in the fifth year). This provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue tax and revenue anticipation notes (issued in one year and maturing in the following year).

The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in recent years to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., the General Fund) for a limited period of time.

Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by The City of New York or its assignee, that act or omission would not constitute an Event of Default with respect to LGAC bonds. The Enacted Budget included a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to the City.

State Personal Income Tax Revenue Bond Financing. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the Dormitory Authority of the State of New York (“DASNY”), the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Empire State Development Corporation (“ESDC”), (collectively, the “Authorized Issuers”).

The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on State PIT Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the RBTF equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. To date, State PIT Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. As of March 31, 2011, approximately $21 billion of State PIT Revenue Bonds were outstanding. The Enacted Budget projected that $3.8 billion of State PIT Revenue Bonds will be issued in 2011-12.

Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt or the broader measure of State-related debt. “State-related debt” consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. Regardless, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing general obligation Tax and Revenue Anticipation Notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). General obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

Debt Reform Act. The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly State Financial Plan update (each, a “Financial Plan Update”) most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either of the caps on the debt outstanding or debt service costs, is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to November 1, 2010. On November 1, 2010, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2010 at 3.29 percent of personal income and debt service on such debt at 1.86 percent of total governmental receipts, compared to the caps of 3.98 percent for each.

Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act throughout the next several years. However, the State has entered into a period of declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $5.0 billion in 2010-11 to $1.1 billion in 2012-13. Measures to further adjust capital spending and debt financing practices will be needed in order to stay within the statutory limitations.

Public Authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2010, 17 public authorities had debt outstanding of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $161 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities in order to secure the payment of debt service on their revenue bonds and notes. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, they may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. See below for a more detailed discussion of the fiscal condition of the City.

Litigation. Adverse developments in certain proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced State financial plan. The State believes that the 2011-12 State Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments required during the 2011-12 fiscal year. These reserves included (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential financial plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced financial plan.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and July 2010, the State Legislature authorized 21 bond issuances to finance local government operating deficits. There were four new or additional authorizations in 2009 and 2010. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. Currently, the City of Buffalo operates under a control board. The counties of Nassau and Erie as well as the cities of New York and Troy have advisory boards. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The City of Newburgh operates under fiscal monitoring by the State Comptroller. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State’s receipts and disbursements for the State’s 2010-11 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The expected loss of temporary Federal stimulus funding in 2011 will particularly impact counties and school districts in New York State. The State’s cash flow problems have resulted in delays of the payment of State aid, and in some cases, have necessitated borrowing by the localities. Similarly, enactment of legislation that would cap property tax receipts of local governments is under active consideration at this time. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes. Changes to sales tax distributions resulting from the 2010 Federal population census may also have a material impact on certain local governments. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, increasing pension, health care and other fixed costs, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Grants to Local Governments. Grants to local governments include payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local assistance comprises 65 percent of State spending. In 2011-12, “all funds” spending for local assistance is proposed to total $57.8 billion. Total spending is comprised of State aid to medical assistance providers and public health programs ($40.5 billion); State aid for education, including school districts, universities, and tuition assistance ($34.3 billion); temporary and disability assistance ($4.8 billion); mental hygiene programs ($3.9 billion); transportation ($3.1 billion); children and family services ($2.7 billion); and local government assistance ($1.1 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

Medicaid. Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments (including New York City). New York’s Medicaid spending is projected to total approximately $52.6 billion in fiscal year 2012.

The Financial Plan projections assume that spending growth is limited to 4 percent annually for Department of Health (“DOH”) State Medicaid spending beginning annually in State fiscal year 2013. This reflects the target growth rate for Medicaid proposed in the Enacted Budget, which is the ten-year average change in the medical component of the CPI. Statutory changes adopted with the budget grant the Executive certain statutory powers to hold Medicaid spending to this rate. This statutory authority expires after two years; however, the cap remains in place and the Financial Plan assumes that statutory authority will be extended in subsequent years.

DOH Medicaid growth over the plan period is affected by estimates of increasing Medicaid enrollment, rising costs of provider health care services (particularly in managed care), and higher levels of utilization, as well as the expiration of enhanced levels of Federal aid. The number of Medicaid recipients, including Family Health Plus, is expected to exceed 6.0 million at the end of fiscal year 2015, an increase of 24.4 percent from the fiscal year 2011 caseload of 4.8 million. The expiration of the enhanced FMAP is expected to result in an increase of State-share spending of over $600 million from fiscal year 2012 to fiscal year 2013, primarily due to the reconciliation of costs between the State and counties related to the Medicaid cap.

School Aid. School aid spending includes foundation aid; Universal Pre-Kindergarten expansion; and expense-based aids such as building aid, transportation aid, and special education. School aid spending is supported by the General Fund, as well as lottery revenues (including Video Lottery Terminals). On a school-year basis, school aid is projected to grow from $19.641 billion in 2011-12 to $22.220 billion in 2014-15.

On a State fiscal-year basis, school aid spending is projected to decrease by $1.283 billion in 2011-12, and grow $805 million in 2012-13, and $940 million in 2013-14. Over the multi-year Financial Plan period, revenues available to finance school aid are expected to increase by $86 million from core lottery sales, and by $283 million from Video Lottery Terminals, consistent with the Updated Financial Plan recommendations to bolster revenues. The Updated Financial Plan currently assumes a one-time franchise payment from the sale of Video Lottery Terminal development rights at Aqueduct in 2009-10, and operations are expected to begin there in 2011.

APPENDIX 9

Economic and Financial Conditions in North Carolina

The following information is a brief summary of factors affecting the economy of the State of North Carolina (the “State” or “North Carolina”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of State issuers, and it does not reflect recent developments since the dates of such offering statements. The Multi-State Trust has not independently verified the information.

Governmental Funds

The State has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, privilege taxes on certain machinery and equipment, gross receipts taxes on motor vehicle rentals and highway use taxes on motor vehicle sales, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

General Fund Summary

At the close of the 2004-05 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of $478.5 million. The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.

The State ended fiscal year 2005-06 with a total General Fund balance of $1.77 billion, with reserves of over $1 billion and an unreserved fund of $749.4 million. The General Fund experienced an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

The State ended fiscal year 2006-07 with a total General Fund balance of $2.3 billion, with reserves of almost $1.1 billion and an unreserved fund of $1.22 billion. The General Fund experienced an over-collection of revenues of almost $1.366 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets.

The State ended fiscal year 2007-08 with a total General Fund balance of $2 billion, with reserves of over $1.35 billion and an unreserved fund of almost $600 million. Total revenues increased only 0.93% while total expenditures grew much faster at 6.82%. The nominal growth in total revenues was attributable, in part, to the slowdown in the national and State economies. In 2008, employment and economic growth stalled, which caused the overall decrease in tax revenues. However, larger net profits achieved by the North Carolina Education Lottery made up for the slowing tax revenues. The growth of the State’s total expenses was attributable to an increase in education funding, as required by a recent court judgment against the State, and increased spending for Medicaid, the non-Federal costs of which were shared with the State’s counties until October 1, 2007 when the State agreed to shoulder the entire cost.

The State began to feel the effects of the national recession in the second half of fiscal year 2007-08. While the State’s revenue forecast for fiscal year 2008-09 anticipated a slowdown, it did not expect a major recession.

The global financial market collapse in September 2008 sent an already contracting economy into a severe recession, resulting in a decline of over 11% in fiscal year 2008-09 General Fund revenues. The State balanced the 2008-09 budget by various cuts in expenditures, deferrals of certain capital improvements and the temporary increase in certain taxes. The State ended fiscal year 2008-09 with a total General Fund balance of negative $777.573 million with reserves of $527.5 million and an unreserved fund of $92.2 million

The fund balance of the General Fund declined from $1.678 billion at June 30, 2008 (as restated) to negative $775.864 million at June 30, 2009. For fiscal year 2009, the State appropriated most of the beginning unreserved fund balance, appropriated $1.155 billion of Federal recovery funds, reduced expenditures, and transferred amounts from other funds (and statutory reserves) to finance a General Fund revenue shortfall (excess of total expenditures over total revenues) of $2.983 billion. Even with the receipt of Federal recovery funds, total revenues of the General Fund decreased for the first time in seven years. General Fund tax revenues also decreased. A rise in the State’s unemployment rate contributed to a 2% decline in withholding tax payments by employers and a 31.1% decline in final income tax payments by taxpayers. Refunds of individual income taxes increased 13.8%. Additionally, the tax rate on higher income taxpayers was reduced from 8% to 7.75% for tax year 2008. Corporate income taxes, which are highly volatile over the business cycle, decreased by 25.61% in 2008. Even with a rise in the State sales and use tax from 4.25% to 4.5%, effective October 1, 2008, sales and use tax revenues decreased by 4.94%. The rise in the State unemployment rate contributed to a downturn in consumer spending. The sector impacted the most by the decline was housing.

The State ended fiscal year 2009-10 with a total General Fund balance of negative $114.168 million with reserves of $224.358 million and an unreserved fund of negative $338.523 million. Fiscal year 2010-11 ended on June 30, 2011 and the State expected to meet its revenue forecasts for fiscal year 2011. Further details regarding the most recent general fund budgets are found below.

General Fund Budgets

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In odd numbered years the General Assembly enacts the State budget for the next biennium, consisting of an annual budget for each of the two fiscal years in the biennium. The General Assembly customarily convenes in the second year of the biennium and makes adjustments to the budget previously enacted for the second fiscal year. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly. The State is currently in the biennium that began July 1, 2011 and that ends on June 30, 2013.

Fiscal Year 2009 Budget

Because of recessionary economic conditions in the nation and North Carolina, the Governor became aware that actual receipts for the current fiscal year would not meet expenditures anticipated and budgeted by the 2008 General Assembly. Accordingly, on January 13, 2009, the Governor issued Executive Order No. 6, Budget Administration Due to National Economic Slowdown, to ensure that a deficit was avoided. The State Constitution requires the Governor to affect the necessary economies in State expenditures to maintain a balanced budget.

Executive Order No. 6 ordered the Office of State Budget and Management to do the following: 1) reduce, as necessary, State expenditures from funds appropriated to operate State departments and institutions, resulting in reversions of $1.7 billion, 2) halt expenditures for capital improvement projects for which State funds have been appropriated but not placed under State contract, resulting in reversions of $175.9 million ($40 million was also transferred from capital improvement projects that were completed but had unexpended funds), 3) transfer, as necessary, non-General Fund and non-Highway Fund receipts into the General Fund to support appropriation expenditures, which included $386.6 million from the Rainy Day Fund, $337.5 million of cash balances from other funds, and $10.1 million from three other statewide reserves, and 4) other steps as specified in the Order.

The single largest funding priority of the General Assembly was compensation increases for teachers and State employees, which totaled $368 million. Teachers and instructional support staff received an average increase of 3%. University and community college faculty also received an additional 3%. Most of the other State-funded positions received increases of 2.75%.

The State Health Plan (Plan) required additional funding in fiscal year 2009. Budget projections originally developed at the beginning of the fiscal biennium indicated that the Plan’s cash balance would decrease by $61.8 million in fiscal year 2009. The Plan developed a revised budget for fiscal year 2009 as a result of its financial performance in fiscal year 2008 and to address forecasting concerns. The Plan’s revised budget projected a $124.7 million cash shortfall at year-end. The General Assembly appropriated $250 million from the State’s Savings Reserve Account to cover the shortfall and to ensure the Plan had sufficient cash reserves to start the 2010 fiscal year.

One of the major budget drivers for the General Fund is the Medicaid Program. In recent years, annual increases have averaged over 10%, primarily due to increases in caseload and overall health care costs. State funding for the Medicaid program totaled $3.18 billion in 2008-09 (compared to $2.92 billion in 2007-08) and the total Medicaid budget was $11.74 billion. During the current fiscal year, the Medicaid Program experienced substantial increases in enrollment as a result of the economic downturn, and this growth has continued in fiscal year 2010. In response, the State has implemented significant changes designed to reduce the overall expenditures of the program, while attempting to preserve access to critical services. Legislative changes include reductions in provider rates, changes in programs and clinical policy, increasing recipient co-pays, implementing or modifying specific contracts to reduce costs or improve drug rebates, and eliminating both vacant and filled positions. Overall, these changes will result in approximately $1.5 billion of total expenditures (Federal and State) being removed from the Medicaid Program in fiscal year 2010. During the 2007 legislative session, the General Assembly enacted Session Law 2007-323, a historical fiscal policy change that began a three-year phase-out of the financial participation of county governments in covering the cost of Medicaid.

Variances—2009 Final Budget and Actual Results

Actual total revenue collected (both tax and non-tax) was significantly below budgeted amounts in fiscal year 2008-09. Similar to the experience in many other states, the recession caused unprecedented declines in North Carolina’s revenue collections. While the State revenue forecast anticipated a slowdown, it did not expect a financial market collapse and major recession. This translated into historic declines in sales and use tax collections and individual income tax collections, North Carolina’s two largest revenue sources.

Departmental Federal funds actually received by agencies were less than the final authorized budgeted Federal fund revenues. A variance between the budget and actual Federal funds will usually occur because Federal fund actual receipts are reflective of the actual expenditures. Therefore, if qualifying Federal costs are not incurred by an agency, the actual receipt of Federal funds could be significantly less than what has been budgeted.

The expenditure variances between the final budget and actual for the functional areas of education, health and human services, and public safety, correction, and regulation is primarily a result of the revenue shortfall during fiscal year 2008-09. Measures taken by the Governor to prevent expenditures that exceeded the tax and non-tax revenue collected included a significant reduction in the allotment of cash to all State agencies, universities, and institutions. Therefore, expenditures and requirements that are dependent upon the receipts of these revenues could not occur.

The America Recovery and Reinvestment Act (“ARRA”) was signed into law by President Obama on February 17, 2009. The ARRA funds provide aid to states and the public in the current economic crisis by creating jobs, retaining jobs, and assisting states with their budget shortfalls. The ARRA provided that funds be distributed over three years: 2009, 2010, and 2011. Governor Perdue established the temporary State Office of Economic Recovery and Investment to coordinate the State’s handling of ARRA funds and State-level economic recovery initiatives. By establishing this office, the Governor has ensured that ARRA funds (estimated to be $6.1 billion) are to be fully accounted for in accordance with Federal law and future regulation. During the 2009 fiscal year, the State recognized $1.165 billion of ARRA funds, which are included in operating grants and contributions (i.e., program revenues). The data reported as of December 2010 indicates the total aggregate direct impact of the ARRA in North Carolina is around $16.5 billion, although this figure does not include tax cuts or incentives. Of that $16.5 billion, over $10.6 billion is handled by State agencies. This number may continue to climb as final safety net payments and reallocations are made.

Fiscal Year 2010 Budget

The General Assembly adopted a $19.6 billion general fund budget for fiscal year 2009-10. The financial sector problems and rapid decline in economic conditions have led to historic revenue declines in North Carolina. In light of the sluggish economy, the General Assembly projected the baseline General Fund to decline by (1.6%) in fiscal year 2009-10. The General Assembly budget projects that the economy will improve in fiscal year 2010-11, resulting in baseline General Fund revenues rebounding to a 2.8% growth rate for fiscal year 2010-11. Substantive tax and revenue adjustments included by the General Assembly in the approved budget are as follows:

Increase sales tax rate to 7.75% generating $804 million and $1.061 billion in fiscal years 2009-10 and 2010-11, respectively.

Increase excise taxes on alcohol and tobacco sales leading to $67.8 million and $93.8 million in fiscal years 2009-10 and 2010-11, respectively.

Increase Justice and Public Safety fees and Health Services Regulation fees. These changes and various smaller General Government fee increases are expected to generate $55.8 million in fiscal year 2009-10 and $59.9 million in fiscal year 2010-11.

Increase Audits by the North Carolina Department of Revenue, which is expected to improve enforcement and compliance, leading to increased amounts of Individual and Corporate Income taxes of $210 million and $90 million in fiscal years 2009-10 and 2010-11, respectively.

Other revenue adjustments included one-time transfers of cash balances from special funds ($38.3 million), capital improvement funds ($24.4 million), and the Disproportionate Share Reserve ($25 million).

In February 2010, the State estimated a revenue shortfall of approximately $450 to $500 million for fiscal year 2009-10. The State had already initiated certain spending reductions to address the projected revenue shortfall. At the beginning of the fiscal year, the Governor initiated a 5 percent (on average) agency allotment reduction. This allotment reduction or “holdback” of budgeted funds totals approximately $469.6 million. Additional allotment reductions could be instituted, as well as transfers or borrowing of non-General Fund cash balances.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2005 was negative $78.8 million; as of June 30, 2006 was positive $1.97 billion; as of June 30, 2007 was positive $2.58 billion, as of June 30, 2008 was positive $1.68 billion; and as of June 30, 2009 was negative $775.86 million. The fund deficit of the General Fund improved to negative $114.168 million at June 30, 2010. This improvement is attributable to temporary tax increases authorized in prior years, agency allotment reductions, and receipt of ARRA funds.

Fiscal Year 2011 Budget

On June 30, 2010, the General Assembly adopted an $18.9 billion budget for fiscal year 2010-11, which was signed by Governor Perdue on June 30, 2010. The budget reduced State spending by 3.3%, or approximately $800 million. The budget also included a contingency plan of $518 million if Federal funding for Medicaid to the State is not received by January 1, 2011. The contingency plan would cut funding to all State agencies by 1 percent and also reduce retirement contributions. No new tax increases were imposed, although annual car and truck registration fees were increased. The budget provided $200 million for assistance to small businesses and infrastructure, including $58 million to establish the North Carolina Mobility Fund to relieve traffic congestion, improve logistic capabilities, and create jobs in the State, $34 million in tax relief by establishing a 25 percent refundable tax credit against unemployment insurance contributions, and investments in the Main Street Solutions program and other small business assistance programs to assist businesses.

Education had few cuts in the budget. The budget saved $30 million by raising community college tuition by $6.50 per credit hour for in-state students and by $7.20 per hour for out-of-state students. However, community colleges are fully funded for enrollment growth. Higher education made about $170 million in discretionary cuts, including a $70 million direct cut to the University of North Carolina system. The budget used money from the State lottery to continue teacher jobs and also allotted $10 million in recurring funds for diagnostic assessment tools to give teachers the ability to track the performance of individual students.

The budget reduced spending by $50.7 million by reforming Medicaid’s in-home personal care services program by replacing it with a new program resulting in fewer service hours and determining more patients to be ineligible. The budget also reduced spending by $20.5 million by linking inmate medical costs to the Medicaid fee schedule, supplied increased funds for the State Ethics Commission and the State Board of Elections, supplied $8.8 million for the Criminal Justice Law Enforcement Automated Data Services project that will merge all criminal data records into one interactive and comprehensive system, supplied $4.7 million to expand the VIPER system which ensures that first responders on the ground are adequately equipped to communicate with one another during emergency situations. The budget also restored the $40 million community mental health reduction which occurred in 2009. North Carolina is expected to meet its revenue forecasts for fiscal year 2011. In addition to revenue performance, the State instructed state agencies to reserve 3.5% of agency budgets in the event of additional revenue volatility.

Fiscal year 2011 concluded on June 30, 2011 and the audited financial statements will be available in late 2011. The State’s unaudited Monthly Financial Report is current as of May 31, 2011. For the fiscal year 2011, when compared to the prior year through May 31, actual net tax and non-tax revenues increased by $474.6 million or 2.8%. Tax revenues through May 2011 increased by $583 million or 3.7%, and non-tax revenues decreased by $108.4 million or 12.8%. Corporate Income Tax and Franchise Tax Revenue for fiscal year 2011, when compared to the prior year through May 31, showed a decrease due to the prior year collection efforts of the State Department of Revenue. Due to the shortfall in revenue collections during fiscal year 2011, the State continued to implement a cash flow management process that monitors State agency spending requirements.

Fiscal Year 2012 Budget

The budget for the 2011-13 biennium was enacted on June 15, 2011 after a legislative override of the Governor’s veto of the budget as originally enacted by the legislature. Governor Perdue is the first North Carolina governor to veto a state budget, and only once before has the General Assembly successfully overridden a veto. The budget became effective on July 1, 2011.

On February 17, 2011 the Governor submitted a recommended budget for 2011-13, including $19.902 million for 2011-12. The recommended general fund budget included closing a cumulative projected budget shortfall of $4.4 billion dollars over two years by utilizing $300 million in prior and current year reductions already implemented and $2.9 billion in additional spending reductions. The gap between recurring revenues and recurring expenditures represents the elimination of the Federal ARRA funds, which many states have relied upon to help balance budgets during the recession, and the elimination of the temporary tax increases put in place for the 2009-11 biennium. Additional pressures on the budget are: (1) the continued borrowing from the Federal Unemployment Account at the Employment Security Commission, with interest thereon scheduled to begin in 2011 and the need to start addressing repayment; (2) the need for contributions to pension and other retirement systems and benefit plans at levels increased from prior years; and (3) the unfunded liability for a court judgment payable at $731 million and compensated absences of $420 million. Notwithstanding such matters, the budget actually adopted by the General Assembly allocated $19.678 million for general fund operations for 2011-12.

Non-Tax Revenue

Tobacco Fund Settlement. In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement (“MSA”) with the nation’s largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies’ tobacco products. Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity. The amount that the State will actually receive from this settlement remains uncertain, but projections are that the State will receive approximately $4.6 billion through the year 2025. In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years: 1998 and 2000 through 2003. The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment. Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic cigarette sales volume) may decrease the payments. Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies.

In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State. The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State. The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State. However, the foundation’s share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account. In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds. Each fund will receive a quarter of the tobacco settlement payments. The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State’s economy for the economic hardship it is expected to experience as a result of the MSA. An eighteen-member Tobacco Trust Fund Commission will administer this fund. From fiscal year 2000-01 through fiscal year 2009-10, the State has received over $1.545 billion in settlement proceeds. The Federal government is currently suing the major tobacco companies to recoup costs of the Federal government related to smoking. Any award to the Federal government in such lawsuit could have an impact on the tobacco companies’ ability to make payments under the settlement with the State.

A number of tobacco manufacturers that participate in the Tobacco Fund Settlement described above have determined to dispute a portion of their 2006 payment. Approximately $755 million of their total expected payment of $6.5 billion due in April 2006 was placed in a disputed payments account pending determination as to whether the participating states have diligently enforced the terms required by the settlement as contained in each state’s Model Statute. The State believes that its share of the disputed payment amount is approximately $18 million. Each year’s payment after 2006 is subject to similar dispute and the amount of any year’s potential return to the manufacturers would be based on sales numbers for the year in question.

State Lottery. On August 30, 2005, North Carolina approved a lottery. The net proceeds of the lottery provide enhanced educational opportunities, support public school construction, and fund college and university scholarships. The North Carolina Education Lottery began ticket sales on March 3, 2006, and through October 31, 2010 has transferred over $1.647 billion to support educational programs for the State (4 months unaudited).

The North Carolina State Lottery Commission estimated that the lottery program will earn $40 million less than expected in fiscal year 2010 because of weak ticket sales, mostly due to the prolonged economic slump, with consumers having less money to spend on entertainment. The commission revised its sales estimate in approving a new budget. The revised plan projects that the lottery will be able to provide $402 million for State education programs during the fiscal year ended June 30, 2011.

Other Non-Tax Revenue. The State receives other non-tax revenue that is deposited in the General Fund. The most important sources are interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. Various fees and other charges and receipts are also classified as “other non-tax revenue.”

Economic Characteristics

The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, exports, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,901,700 jobs as of October 2010. The largest segment of jobs was approximately 3,291,300 in various service categories, including 725,900 in government, 716,000 in trade, transportation, and utilities, and 548,700 in educational and health services; and 610,400 in goods producing.

According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1990 to 2009 grew from $17,295 to $35,501. Over a similar period, according to the North Carolina Employment Security Commission (“NCESC”), the seasonally-adjusted labor force grew from 3,441,436 to 4,522,321, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by NCESC the State’s seasonally-adjusted unemployment rate in December 2009 was 11.2% of the labor force, compared to the nationwide unemployment rate of 10.0% for the same period. The NCESC, further reports that as of May 2011 the State’s seasonally-adjusted unemployment rate was 9.7% of the non-farm labor force of 3,883,100. The State’s May 2011 unemployment rate is slightly higher than the United States’ rate of 9.1%. Seasonally adjusted, total non-farm industry employment decreased by 7,400 to 3,883,100 (0.2%) since April 2011; a decrease of 1,000 jobs since May 2010. This loss is mainly tied to government shedding 32,500 jobs, but the private sector gaining 31,500 jobs since May 2010.

According to the NCESC, since the beginning of the 2007 national recession, North Carolina has lost 288,700 (6.9%) total non-farm jobs. Manufacturing employment declined by 97,700 (18.3%). Of those manufacturing jobs, 62.4 percent were in Durable Goods and 37.6 percent in Nondurable Goods. From May 2010 through May 2011 Professional & Business Services added the largest number of jobs, 19,200 (4.0%), followed by Leisure & Hospitality Services, 8,000 (2.1%), Trade, Transportation & Utilities, 7,100 (1.0%), Financial Activities, 6,600 (3.3%), Manufacturing, 3,100 (0.7%) and Mining & Logging, 100 (1.8%).

Agriculture is another basic element of the State’s economy. In calendar year 2008, the State’s agricultural industry, including food, fiber, and forest, contributed over $70.1 billion to the State’s economy and accounted for 18% of the State’s income. Gross agricultural income was in excess of $10.2 billion in 2008, placing the State eighth in the nation in gross agricultural income and seventh in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 39.1% of gross agricultural income in 2008, followed by the pork industry at approximately 22%, nursery and greenhouse products at approximately 8%, and the tobacco industry at approximately 7%. According to the State Commissioner of Agriculture, the State ranked first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes; second in Christmas trees, hogs & pigs, trout sold, and turkeys; third in cucumber-processing and strawberries-fresh market; and fourth in cucumbers-fresh market and upland cotton.

The Research Triangle Park (the “Park”), located within Wake and Durham Counties, is one of the largest planned research parks in the world, covering over 7,000 acres of rolling, wooded landscape. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh. The Park’s primary objective is to attract research-related institutions to the area. The Park currently contains more than 170 organizations, including International Business Machines Corporation, GlaxoSmithKline, Cisco Systems, MCNC (formerly Micro Electronics Center), RTI International (formerly Research Triangle Institute), the United States Environmental Protection Agency, and the National Institute of Environmental Health Services. The research institutions in the Park employ over 42,000 fulltime knowledge workers and an estimated 10,000 contract employees.

A significant military presence in the State contributes further to the diversity of the State’s economic base. A 2008 State Department of Commerce study found that the military had a $23.4 billion total impact on the State’s economy. The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base.

Litigation

The following lists pending litigation in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Hoke County et al. v. State of North Carolina and State Board of Education — Right to a Sound Basic Education (formerly Leandro, et al v. State of North Carolina and State Board of Education). In 1994, students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high cost students in their counties’ systems.

The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff county was held in the fall of 1999. In rulings issued in the fall of 2000 and spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with a “sound basic education” and to report to the Court every 90 days on remedial actions being implemented. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et. al. — Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit seeking a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are civil penalties which under the North Carolina Constitution must be paid to the schools.

On December 14, 2001, the trial court granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations to be applicable, making the order retroactive to December 1995. This case was argued in the Court of Appeals in February 2003. The State Court of Appeals rendered a decision in September 2003 substantially favorable to the State. On July 1, 2005 the State Supreme Court reversed the Court of Appeals in part, concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The case was remanded to Superior Court and on August 8, 2008 the Superior Court entered a judgment in the amount of $749.886 million. The court acknowledged, however, that the judicial branch did not have the power to force the State to satisfy the judgment and that any decision to do so would have to come from the legislature. It has been indicated to the school boards that the General Assembly will take the decision into account in its considerations for appropriations to the public schools and they have not attempted to enforce the judgment.

3. State Employees Association of North Carolina v. State; Stone v. State — Diversion of Employer’s Retirement System Contribution. On May 22, 2001, the State Employees Association of North Carolina (“SEANC”) filed an action in Wake County Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001, and the State Court of Appeals affirmed this dismissal on December 3, 2002. The State Supreme Court, on June 13, 2003, reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues raised but not addressed by the Court of Appeals. The Court of Appeals remanded the case to the Superior Court of Wake County without opinion and without considering any remaining issues.

In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of withheld employer contributions and a prohibition against future diversions. A class comprised of all members of the retirement system was certified and the case proceeded through class notification and toward trial, On September 6, 2006 and on February 27, 2007, the trial court issued separate orders granting summary judgment in favor of plaintiffs on two of their claims that the diversion of funds violated the State Constitution, while granting summary judgment in favor of the State on the remaining claims. These orders did not direct any repayment of funds. On August 5, 2008, the State Court of Appeals affirmed the order of the trial court. On June 17, 2009, the parties’ appeals to the State Supreme Court were dismissed and their petitions for discretionary review were denied. The case now returns to the Superior Court for consideration of damages, Because the General Assembly has repaid the principal amount withheld from the Retirement System, consideration will focus on lost interest and earnings, if any. A new judge will need to be appointed to hear the case, as the judge previously assigned to the case is now employed by the North Carolina Department of Transportation.

4. State of North Carolina v. Philip Morris, Inc., et al. — Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003. Defendants filed a motion to compel arbitration of this case pursuant to the terms of the MSA. On

December 4, 2006, the State Business Court granted Defendants’ motion and ordered the parties to submit their dispute to an arbitration panel. Further litigation was stayed pending the outcome of the arbitration. The State Court of Appeals upheld the order for arbitration, and on March 19, 2009, the State’s petition for discretionary review was denied by the State Supreme Court. The State will, therefore, now be required to participate in a national arbitration process with the tobacco companies and all other MSA states. The State may be unable to recover a portion of 2006’s MSA payment if it does not prevail in this litigation.

5. Pendergraph v. North Carolina Department of Revenue — Refund of Income Taxes. Taxpayers filed a class action complaint and petition for judicial review with the North Carolina Business Court for a refund of income taxes. Taxpayers are pursuing a constitutional challenge to N.C. Gen. Stat. § 128-31 (1988), N.C. Gen. Stat. § 135-9 (1988), and N.C. Gen. Stat. § 105-134.6 (1988), which repealed the tax exemptions for State and local retirement benefits and subjected all State, local and Federal benefits above $4,000 to tax. These amendments became effective for taxable years beginning on or after January 1, 1989. The Department of Revenue has filed a motion to dismiss, which is currently pending before the court. The amount at issue is not readily calculable, but it is likely to be in excess of $20 million dollars.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. According to the State Attorney General, no litigation of any kind is now pending either in State or Federal courts) or, to the knowledge of the Department of State Treasurer after consultation with the Attorney General, that is expected to have a material adverse effect on the financial position of the State.

State Indebtedness

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds, In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. The remaining $300 million of the authorized highway bonds were issued by the State in September 2004.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. Through January 2005, the State had issued $445.35 million of the clean water bonds and $200 million of the natural gas facilities bonds.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State, Through May 2002, the State had issued a total of $750 million of the authorized higher education bonds.

In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2004, the State issued approximately $707.9 million of additional consolidated public improvement bonds. This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds.

An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004, In January 2005, the State issued $705.5 million of additional consolidated public improvement bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds. In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds. In March 2007, the State issued the remaining $99.3 million of the authorized clean water bonds and $403.5 million of the authorized higher education bonds.

The 2009 State General Assembly authorized the issuance of $487.7 million of general obligation indebtedness pursuant to provisions in the State Constitution that permit the issuance of general obligation debt without voter approval to the extent of two-thirds of the net reduction of outstanding general obligation debt over the previous biennium. These bonds were issued on April 14, 2010.

The State is authorized to issue refunding bonds from time to time as determined by the State Treasurer, without voter approval or action by the General Assembly, to refund any bonds of the State then outstanding. If favorable market conditions occur, the State may issue bonds to refund any of its existing bonds if such issuance will result in desirable debt service savings to the State. The State refinanced approximately $2.3 billion of its existing debt in the years 2002 through 2009 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments.

Since 2002, the State has also issued approximately $1.24 billion in certificates of participation and lease-purchase revenue bonds. In fiscal year 2007-2008, the State issued $275 million in certificates of participation, and on September 26, 2007, the State issued $287.6 million in Grant Anticipation Revenue Vehicle (“GARVEE”) bonds to pay for Federal road projects throughout the State, including repairs, resurfacing, and safety improvements along several interstates. The State General Assembly approved the use of GARVEE bonds in 2005, which will be repaid with Federal transportation money the State expects to receive in the years ahead, rather than through State tax revenues.

On August 1, 2008, May 1, 2009, April 14, 2010 and February 2, 2011, the State issued $200 million, $400 million, $487.7 million and $500 million, respectively, in Capital Improvement Limited Obligation Bonds, the repayment of which is limited to the funds appropriated for that purpose by the State General Assembly in its discretion. The purpose of these bonds is to finance various capital projects.

The State currently has authorized but unissued debt subject to annual appropriation of approximately $588 million, and the State anticipates that all or a large portion of this debt subject to annual appropriation will be issued from time to time over the next several years. The timing and size of additional future issues will depend upon a number of factors, including the cash flow requirements of the State for the programs and projects to be financed with the debt proceeds, the State’s financial condition at the time the debt is proposed to be issued, and capital market conditions. The amount and timing of these sales has not been established.

The February 2010 study of the State Debt Affordability Advisory Committee reported that all of the State’s debt ratios are at or below median levels for the State’s peer group composed of states rated “triple A” by all three rating agencies. Thus, the study concludes that the State’s debt is considered manageable at current levels. Credit rating agencies consider a debt affordability study as a positive factor when evaluating issuers and assigning credit ratings. The State’s general obligation bonds are currently rated Aaa with a “stable” outlook by Moody’s Investors Service, Inc., AA+ with a “stable” outlook by Standard & Poor’s and AAA with a “stable” outlook by Fitch Ratings. On January 27, 2011, Moody’s Investors Service, Inc. reaffirmed North Carolina’s Aa1 rating, citing the State’s history of conservative financial management, a relatively diverse economy, and strong population growth.

Retirement and Pension Plans

The State has a number of defined benefit public employee retirement plans and one defined contribution plan administered by the State. There are other defined contribution plans administered by a third party under the auspices of the State. The State may or may not make supplementary contributions to these plans. Although the assets of the administered plans are commingled for investment purposes, each plan’s assets may be used only for payment of benefits to the members of the plans and for related administrative costs. The State also provides an optional retirement plan for certain university employees and a special separation allowance for eligible sworn law enforcement officers.

Actuarial valuations are used to determine contribution rates for the plans. The State has used 7.25% as the estimated future investment return for the plans for a number of years in making such valuations. The unfunded accrued actuarial liability is a measure of the present value of benefits estimated to be due in the future for current or past employees given assumptions as to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits given assumptions including normal cost and member contributions. Such determinations result in the calculation of an expected contribution amount (known as the “annual required contribution” or “ARC”) for the State. The level of the contribution amount in later years depends on actual investment return, whether the various other assumptions as to expenditures from the plans correspond to actual facts and whether the State has contributed the complete ARC in intervening years.

Each of the following three defined benefit plans involves employees of the State:

Teachers’ and State Employees’ Retirement System — Membership is comprised of employees of State agencies and institutions, including teachers and employees of the local boards of education, university and community college faculty and employees, and State-employed law enforcement officers. On December 31, 2009 there were 323,580 total active member accounts, and in addition, there were 97,474 inactive members. Annuitants for December 31, 2009 totaled 156,791. Benefits accrue at the rate of 1.82% of the 4-year average compensation for each year of service. For the fiscal year beginning July 1, 2010 the system is funded by a member contribution of 6% of compensation and an employer contribution of 4.93%, in addition to investment income. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.

Consolidated Judicial Retirement System — Membership is comprised of judges, district attorneys, and clerks of court. On December 31, 2009 there were 559 total active member accounts, and in addition, there were 52 inactive members. Annuitants for December 31, 2009 totaled 529. Benefits accrue at the rates of 3.02%, 3.52% or 4.02% of final compensation for each year of service, depending on the status of members. For the fiscal year beginning July 1, 2010 the system is funded by a member contribution of 6% of compensation and an employer contribution of 15.11% of covered payroll, in addition to investment income. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.

Legislative Retirement System — Membership is comprised of members of the General Assembly. On December 31, 2009 there were 169 total active member accounts, and in addition, there were 83 inactive members. Annuitants for December 31, 2009 totaled 270. Benefits accrue at the rate of 4.02% of final compensation for each year of service. For the fiscal year beginning July 1, 2010 the system is funded by a member contribution of 7% of compensation, in addition to investment income. No contribution was made by the State for the fiscal year beginning July 1, 2010 because the plan had a market value in excess of its liabilities. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.

Other Plans. In addition to the above retirement plans, the State administers the following pension and retirement plans. All are defined benefit plans except for the Sheriff’s Supplemental Pension Fund which is a defined contribution plan.

Firemen and Rescue Squad Pension Fund — Membership is comprised of both volunteer, State, and locally employed firemen, and certified rescue squad personnel who elect membership. Estimated membership totaled 38,484 at June 30, 2010. Pensioners as of June 2010 totaled 11,298. Benefits are $170 per month payable at age 55 with a minimum of 20 years of service. The plan is funded by a $10 monthly contribution by the member, investment income and an actuarially based State appropriation.

National Guard Pension Fund — Membership is established at age 60 for former members of the State National Guard who have 20 or more years active duty with the National Guard. Benefits are $95 per month for the first 20 years of service and $9.50 per month for each additional year of service to a maximum of $190.00 per month. Pensioners at December 31, 2009 totaled 3,677. The plan is funded by an actuarially-based State appropriation and investment income.

Legislative Retirement Fund — The law creating this fund was repealed in 1973. Membership is comprised of members and former members of the General Assembly. Accrued rights were preserved for members at the date of repeal. Benefits totaling $18,900 were being paid to 13 annuitants for the calendar year ended December 2009. The State appropriates annually the amount necessary to pay benefits due for each year.

Sheriffs’ Supplemental Pension Fund — This plan was created to provide supplemental retirement benefits to retired county sheriffs who are at least age 55 with 10 or more years of service as a sheriff. The plan is funded by $1.25 from each cost of court assessed in criminal cases. The amount of the benefit is equal to one share amount for each year as a sheriff not to exceed 75% of a retired sheriff’s final rate of pay offset by benefits from the Local Government Employees’ Retirement System, to a maximum of $1,500 per month from the plan. For fiscal year 2008-2009, there were 84 retired sheriffs in receipt of benefits at an annual cost of $1.329 million (unaudited).

Local Governmental Employees’ Retirement System — Membership is comprised of general employees and local law enforcement officers of participating local governmental entities. Benefits are nearly identical to the benefits that accrue to members of the Teachers’ and State Employees’ Retirement System described above. The system is funded by an employee contribution of 6% and an employer contribution at varying rates by the participating local governments. As of July 1, 2010 the normal employer contribution rate was 6.35% while the contribution rate for employers of law enforcement members was 6.82%. The State’s responsibility is administrative.

Registers of Deeds’ Supplemental Pension Fund — This plan was created to provide supplemental retirement benefits to retired elected county Registers of Deeds who have 10 or more years of service as a Register. The plan is funded by monthly remittances to the Department of State Treasurer, by each county, equal to 1.5% of the receipts collected pursuant to Article 1 of Chapter 161 of the General Statutes. The amount of the benefit is 75% of a retired Register of Deeds’ final rate of pay offset by benefits from the Local Governmental Employees’ Retirement System, to a maximum of $1,500 per month from the plan. As of December 31, 2009 there were 84 retired Registers of Deeds receiving benefits at an annual cost of $1,486,314. The State’s ARC for the current fiscal year is zero.

As of December 31, 2009, the total calculated unfunded actuarial accrued liability of the defined benefit plans other than the Teachers’ and State Employees’ Retirement System, the Consolidated Judicial Retirement System, and the Legislative Retirement System was approximately $157.65 million, less than 1% of the asset value in the plans which had an unfunded liability.

Failure to Appropriate Annual Required Contributions

Effective July 1, 2010, for the Teachers’ and State Employees’ Retirement System, the State established an employer contribution rate of 4.93% of compensation. Of this, 1.36% was held until a determination was made as to whether Federal funds for Medicaid would be received by the State. In August, 2010, those funds were authorized and the 1.36% and all subsequent payments were made to the Retirement System. This amount is still below the annual required contribution of 6.71%. The employer contributions to the Consolidated Judicial Retirement System and Firemen’s and Rescue Squad Workers’ Pension Fund will also be less than the respective annual required contributions. Absent unexpected investment returns or other facts at variance with current assumptions, not making the amounts calculated as the ARC at the very least will result in the continued existence of an unfunded accrued actuarial liability as of June 30, 2011. Whether such unfunded accrued actuarial liability is increased from the prior year will depend upon the amount of the contributions actually made, the actual investment return and other factors.

Other Post-Employment Benefits

The State administers two post-employment benefit plans, the Retiree Health Benefit fund and the Disability Income Plan. Although the assets of the administered plans are commingled for investment purposes, each plan’s assets may be used only for payment of benefits to the members of the plans and for related administrative costs. In April 2004, GASB issued Statement No. 43, Financial Reporting for Postemployment Benefit Plans Other Than Pension Plans (effective for fiscal year 2006-07) and in June 2004, GASB issued Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (effective for fiscal year 2007-08), collectively termed “OPEB.” The actuarial data is disclosed in the notes to the State’s CAFR, based on the disclosure requirements for a cost-sharing, multiple-employer plan, and are also presented as required supplementary information (“RSI”). The unfunded actuarial liability is not recorded as an accounting liability but is disclosed in the notes to the financial statements, and as required supplementary information.

Beginning with fiscal year 2007-08, the State’s CAFR presents the required disclosures as an employer under GASB Statement No. 45. GASB Statement No. 45 requires the presentation of the State’s OPEB costs. State contributions to such plans depend on actual investment return, whether the various other assumptions as to expenditures from the plans correspond to actual facts and what amounts in excess of the payment of current costs, if any, the State has contributed in intervening years.

Retiree Health Benefits

Aon Consulting completed the fourth actuarial valuation of retiree health benefits plan as of December 31, 2009. The State retiree healthcare benefit is currently funded on a pay-as-you-go basis, with minimal additional accumulation of funds to pay the retiree health benefit. Based on the current funding method with limited accumulation of funds, the actuarial assumptions reflect a short-term discount rate of 4.25%. The projected unit credit method indicated an accrued liability of $33.322 billion for the retiree healthcare plan ($32.765 billion unfunded), with an annual required contribution of $3.019 billion. In the aggregate for the 2009-10 fiscal year, the participating employers in the retiree healthcare plan funded OPEB costs of $678.8 million. For the fiscal year 2009-10, the State and its Component Units, as employers in the cost-sharing, multiple employer plan, funded OPEB costs of $328.4 million for the retiree healthcare plan, its statutorily required contribution.

Participating employers in the retiree health care benefit plan include the primary government State agencies, local education agencies, the University of North Carolina, community colleges, and several local governments.

The 2006 Session of the General Assembly ratified Senate Bill 837 establishing that for employees first hired on and after October 1, 2006, and members of the General Assembly first taking office on or after February 1, 2007, future coverage as retired employees and retired members of the General Assembly is subject to the requirement that the future retiree have 20 or more years of retirement service credit in order to receive coverage on a noncontributory basis. Employees or members of the General Assembly with 10 but less than 20 years of retirement service credit are eligible for coverage on a partially contributory basis.

Disability Income Plan of North Carolina

The latest actuarial valuation of disability income benefits plan was done by Buck Consulting and dated December 31, 2009 (Buck report). The Buck report was released on October 27, 2010. The Buck report employed the aggregate actuarial cost method, which does not identify or separately amortize unfunded liabilities. Information about the plan’s funded status and funding progress was prepared using the entry-age actuarial cost method as an approximation. Using the entry-age method, the Buck report indicated an accrued liability of $492.7 million for the plan (of which $140.1 million is unfunded), with an ARC of $72.4 million for the 2009-10 fiscal year.

In aggregate for the 2009-10 fiscal year, the participating employers in the disability income plan funded OPEB costs of $77.4 million. For the fiscal year 2009-10, the State, as one employer in the cost-sharing multiple employer plan, funded OPEB costs of $37.9 million for the disability income plan, its statutorily required contribution. Participating employers in the Disability Income Plan of North Carolina include the primary government, State agencies, local education agencies, the University of North Carolina, and Community Colleges.

APPENDIX 10

Economic and Financial Conditions in Ohio

The following information is a brief summary of factors affecting the economy of the State of Ohio (the “State” or “Ohio”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Multi-State Trust has not independently verified the information.

The State operates on a fiscal biennium for its appropriations and expenditures which, for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. The State Constitution effectively precludes the State from ending a fiscal year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (“GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (“BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 2008-09 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)[1]	Ending Cash Balance (In Thousands)

1984-85	1983	1985	$297,600	$ 849,900

1986-87	1985	1987	226,300	632,700

1988-89	1987	1989	475,100	784,268

1990-91	1989	1991	135,365	326,576

1992-93	1991	1993	111,013	393,634

1994-95	1993	1995	928,000	1,312,200

1996-97	1995	1997	834,900	1,400,000

1998-99	1997	1999	976,778	1,512,528

2000-01	1999	2001	219,414	819,069

2002-03	2001	2003	52,338	396,539

2004-05	2003	2005	682,632	1,209,200

2006-07	2005	2007	215,534	1,432,925

2008-09	2007	2009	389,103	734,526

[1]	Reflects the ending fund balance including amounts designated for transfer to other funds, including the BSF.

Recent Receipts and Disbursements

The following summary statements, prepared by the State’s Office of Budget and Management (“OBM”) and based on its records, include (i) governmental and proprietary appropriated funds, cash receipts and cash disbursements, and (ii) GRF cash basis activity.

The governmental and proprietary appropriated funds encompass the General Fund (which includes the

GRF and BSF), as well as special revenue, debt service, capital projects, and enterprise fund types, all as defined and included in each of the State’s Basic Financial Statements.

SUMMARY STATEMENT

GOVERNMENTAL AND PROPRIETARY APPROPRIATED FUNDS

($ in Millions)

Cash Receipts

SOURCE OF RECEIPTS	Fiscal Year
	2006	2007	2008	2009	2010

Taxes:
Personal Income(a)	$9,623.2	$9,722.9	$9,848.2	$8,322.2	$7,886.8
Sales and Use(b)	7,689.0	7,747.4	7,866.3	7,325.8	7,254.3
Corporate Franchise(c)	1,105.9	1,125.7	754.6	521.4	142.3
Commercial Activity Tax(d)	273.4	594.9	961.4	1,179.1	1,342.1
Gasoline	1,792.5	1,719.8	1,848.4	1,726.7	1,727.2
Public Utilities and Kilowatt Hour	813.5	800.3	801.1	799.9	721.5
Cigarette(e)	1,084.1	986.3	950.9	924.8	886.9
Foreign Insurance	269.0	278.0	284.6	265.0	266.4
Highway Use	54.9	47.6	41.3	30.5	29.4
Estate	54.1	72.1	61.4	64.4	55.0
Alcoholic Beverages	58.4	57.2	57.7	58.0	57.1
Liquor Gallonage	33.4	34.3	35.0	35.8	36.5
Domestic Insurance Franchise	170.4	169.6	159.3	160.1	166.5
Other	61.6	60.8	80.6	84.0	83.9

Total Taxes	23,083.4	23,416.9	23,750.8	21,497.7	20,655.9

Licenses, Permits and Fees	2,252.7	2,403.8	2,524.7	2,592.4	3,076.2

Sales, Services and Charges	2,025.7	1,697.5	1,771.7	1,921.2	1,758.2

Federal Government (including ARRA)	15,405.8	15,432.7	15,951.9	18,040.4	21,104.5

Other(f)	3,879.8	4,080.3	3,962.4	3,604.1	3,328.4

Proceeds from Sale of Bonds and Notes(g)	1,461.0	1,496.7	5,782.4	966.1	1,015.2

Total Cash Receipts	$48,108.4	$48,527.9	$53,743.9	$48,621.8	$50,938.6

(a)

Beginning in calendar year 2005 the personal income tax rate was being reduced by 21% (4.2% per year over five years, with the last reduction delayed from tax year 2009 to tax year 2011 as described herein.

(b)	Reflects a sales and use tax rate of 5.5%.
(c)	Beginning in calendar year 2006, except for financial institutions, the State corporate franchise tax rate was phased out at a rate of 20% per year over five years.
(d)

See discussion herein of the commercial activity tax (“CAT”) on gross receipts from doing business in Ohio — commenced in fiscal year 2006 at the initial rate of 0.06% and increased each year until reaching a rate of 0.26% in fiscal year 2010.

(e)	Reflects a per-pack tax of $1.25 in fiscal years 2006 and thereafter.
(f)	Includes investment income and tobacco settlement receipts.
(g)	In fiscal year 2008, includes $5.05 billion in proceeds resulting from the securitization of tobacco settlement receipts.

CASH DISBURSEMENTS

FUND TYPE

General Fund
General Revenue Fund	$24,866.3	$25,147.5	$25,725.0	$26,783.4	$24,141.4
General Services Fund(h)	1,720.2	1,288.8	1,316.8	1,442.9	1,331.2
Special Revenue Fund(i)	17,755.4	19,114.2	19,559.8	21,144.2	24,597.1
Capital Projects Fund(j)	361.2	346.4	510.0	514.6	472.9
Debt Service Fund(k)	704.2	819.5	867.6	819.3	578.2
Enterprise Fund	1,708.0	1,257.8	1,238.1	1,459.4	1,208.1

Total Cash Disbursements	$47,115.3	$47,974.2	$49,218.0	$52,163.8	$52,328.9

(h)	Includes the Internal Service Fund.
(i)	Includes local government support disbursements.
(j)	Includes amounts disbursed from proceeds of general obligation bonds and certain other State obligations.
(k)	Includes the several bond retirement funds for bonds secured by a pledge of taxes and excises.

SUMMARY STATEMENT

GENERAL REVENUE FUND CASH BASIS ACTIVITY

($ in Millions)

	Fiscal Year
	2006	2007	2008	2009	2010
Beginning Cash Balance	$1,209.2	$1,528.8	$1,432.9	$1,682.0	$734.5

Cash Receipts:
Taxes:
Personal Income(a)	8,786.4	8,885.3	9,114.7	7,628.0	7,247.2
Sales and Use(b)	7,368.2	7,424.5	7,614.1	7,112.8	7,077.4
Corporate Franchise(c)	1,054.9	1,076.5	753.5	520.8	141.8
Commercial Activity Tax(d)	185.1	0.0	0.0	0.0	0.0
Public Utilities and Kilowatt Hour	501.5	388.9	388.9	320.5	293.0
Cigarette	1,084.1	986.3	950.9	924.8	886.9
Foreign Insurance	248.8	256.2	267.3	249.2	250.8
Other	334.4	353.0	330.1	337.6	336.6

Total Taxes	19,563.4	19,469.0	19,419.5	17,093.7	16,233.6
Federal Government (including ARRA)	5,595.2	5,352.5	5,644.0	6,850.7	6,898.8
Licenses, Permits and Fees	3.9	77.7	67.7	65.8	66.2
Investment Income	107.3	176.2	169.6	137.1	28.7
Other(e)	190.7	143.5	123.4	104.4	300.8

Total Cash Receipts	25,530.8	25,218.9	25,424.2	24,251.7	23,528.1

Cash Disbursements:
Primary, Secondary and Other Education(f)	6,696.7	6,816.9	6,876.9	7,005.0	6,743.4
Higher Education	2,144.0	2,205.7	2,543.6	2,632.6	2,424.1
Public Assistance and Medicaid	10,166.4	10,174.0	10,274.8	11,108.5	9,421.9
Health and Human Services	1,186.9	1,214.9	1,283.6	1,194.6	1,017.0
Justice and Public Protection	1,806.9	1,876.8	2,084.5	2,088.1	1,933.6
Environmental Protection and Natural Resources	83.2	83.4	101.6	89.6	80.3
Transportation	25.7	22.0	22.6	21.4	17.5
General Government	246.9	247.1	357.7	354.4	283.2
Community and Economic Development	112.4	104.3	133.8	146.3	108.3
Tax Relief(g) and Other	1,334.0	1,230.0	1,386.0	1,526.2	1,711.4
Capital Outlay	0.2	0.1	0.1	0.3	0.4
Debt Service(h)	1,063.0	1,172.3	656.5	616.3	400.5

Total Cash Disbursements	24,866.3	25,147.5	25,721.8	26,783.4	24,141.4

Cash Transfers:
Transfers-in(i)	315.2	559.5	1,235.0	2,432.8	1,422.2
Transfers-out(j)	(660.1)	(726.8)	(688.4)	(848.6)	(1,033.0)

Total Cash Transfers (net)	(344.9)	(167.3)	546.6	1,584.2	389.2

Ending Cash Balance	$1,528.8	$1,432.9	$1,682.0	$734.5	$510.4

(a)

Beginning in calendar year 2005 the personal income tax rate was reduced by 21% (4.2% per year over five years, with the last reduction delayed from tax year 2009 to tax year 2011 as described in “Recent Biennia — 2010-11 Biennium”.

(b)	Reflects a sales and use tax rate of 5.5%.
(c)	Beginning in calendar year 2006, except for financial institutions, the corporate franchise tax rate was phased out 20% per year over five years.
(d)

See “State and Local Taxes” for a discussion of the CAT on gross receipts from doing business in Ohio — commenced in fiscal year 2006 at the initial rate of 0.06% and increased each year until reaching a rate of 0.26% in Fiscal Year 2010. CAT receipts were only deposited in the GRF in fiscal year 2006 and are directed first and primarily to make compensating payments to school districts and other local taxing units in connection with the phase-out of the tangible personal property tax in 2006 through 2010.

(e)	Includes fines and penalties, rental receipts, refunds and certain intrastate transfers including in fiscal year 2010 $250.0 million from the Unclaimed Property Trust Fund.
(f)	Mainly subsidies to local school districts for primary and secondary education and to colleges and universities for higher education.
(g)

State reimbursements to taxing subdivisions for the 12.5% property tax rollback granted to homeowners of real property (10% for commercial and industrial property until 2006), for partial real property homestead tax exemptions for the elderly and handicapped (expanded commencing in July 2007), and for revenue reductions resulting from phase-out of local taxes on tangible personal property.

(h)

In fiscal years 2006 and 2007, includes debt service on general obligations, lease-rental obligations and certain other State obligations paid from the GRF. Beginning in fiscal year 2008, includes only debt service on general obligations with debt service on other obligations reflected in the applicable program area. Reflects the restructuring of certain GRF debt service payments into later biennia resulting in net savings of $52.8 million in fiscal year 2009 and $416.8 million in fiscal year 2010 (see Recent Biennia — 2010-11 Biennium).

(i)

Includes transfers in all fiscal years from the School District Property Tax Replacement Fund and from liquor profits; in fiscal years 2008 through 2010 interest earnings on tobacco securitization proceeds totaling $95.8 million, $176.2 million and $61.7 million, respectively; and in fiscal year 2009 $1.01 billion from the BSF.

(j)

Fiscal Year 2006 transfers include $60 million to the Public Assistance Reconciliation Fund (i.e., TANF), $50 million to the Public School Building Fund, $40 million to the Disaster Services Fund; and to the BSF, $435.9 million in fiscal year 2006 and $395.6 million in fiscal year 2007.

Recent Biennia

Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law, that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd numbered year (e.g., the current fiscal biennium began July 1, 2011 and ends June 30, 2013). Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. The biennium for general capital appropriations purposes runs from July 1 in an even-numbered year to June 30 in the next even-numbered year.

Authority for appropriating State moneys subject to appropriation rests in the bicameral General Assembly, which consists of a 99-member House of Representatives (elected to two-year terms) and a 33-member Senate (elected to overlapping four-year terms). Members of both houses are subject to term limits, with a maximum of eight consecutive years in either. The Governor has veto power, including the power to make line-item vetoes in bills making appropriations. Vetoes may be overridden by a three-fifths vote of each house.

The Constitution requires the General Assembly to “provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt.” The State is effectively precluded by law from ending a fiscal year or a biennium in a “deficit” position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first fiscal year of the biennium ended with a GRF cash balance of $1.506 billion and fund balance of $855.8 million. A transfer of $49.2 million from that balance increased the BSF to $1.002 billion (or 5% of GRF revenue for the preceding fiscal year). An additional $610.4 million was transferred to the Income Tax Reduction Fund.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from fiscal year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and rental payments relating to State obligations, and elementary and secondary education.

In March 2001 new lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million. The State ended fiscal year 2001 with a GRF fund balance of $219.4 million making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout fiscal years 2002-03, primarily as a result of continuing weak economic conditions, with budgetary pressures during this period primarily due to lower than anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames — the June 2001 biennial appropriation Act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF Appropriations Act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160 million from the BSF and $100 million from the Family Services Stabilization Fund aimed at achieving fiscal year and biennium ending positive GRF. fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709 million for fiscal year 2002 and $763 million for fiscal year 2003. Executive and legislative actions taken to address those shortfalls included:

•

Spending reductions and limits on hiring and major purchases. Governor-ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service payments, primary and secondary education and the adjutant general.

•

December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248 million from the BSF to the GRF during the current biennium, thereby reducing the estimated BSF balance to $607 million; reallocating to the GRF a $260 million portion of tobacco settlement receipts in fiscal years 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game, estimated to generate approximately $40 million annually beginning in fiscal year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763 million in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for fiscal year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for additional transfers to the GRF of the then remaining BSF balance ($607 million) as needed in fiscal years 2002 and 2003, and of $50.8 million of unclaimed funds; a $50 million reduction in the fiscal year 2002 ending GRF balance to $100 million; increasing the cigarette tax by 31¢ per pack (to a total of 55¢ per pack), estimated by OBM to produce approximately $283 million in fiscal year 2003; additional transfers to the GRF of $345 million from tobacco settlement moneys received in fiscal years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from Federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283 million in fiscal year 2003.

Fiscal year 2002 ended with positive GRF balances of $108.3 million (fund) and $619.2 million (cash) based on the remedial steps described above, including transfers of $289.6 million from tobacco settlement moneys and $534.3 million from the BSF (leaving a fiscal year 2002 ending BSF balance of $427.9 million, with that entire balance appropriated for GRF use if needed in fiscal year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for fiscal year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts) and projected additional Medicaid spending, OBM in late January 2003 announced an additional fiscal year 2003 GRF shortfall of $720 million. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121.6 million of GRF savings through the end of the fiscal year (expressly exempted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for fiscal year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: an additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings; transfers of $56.4 million to the GRF from unclaimed funds and various rotary funds; and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised fiscal year 2003 revenues downward by an additional $200 million from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional fiscal year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193 million of Federal block grant aid made available to the State prior to June 30 under a Federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with GRF cash and fund balances of $396.5 million and $52.3 million, respectively, and a balance in the BSF of $180.7 million.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, related to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF Appropriations Act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the Federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in fiscal year 2004 and limited one-time increases in fiscal year 2005; and continued the limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in fiscal year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year.

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Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, producing in the aggregate to produce approximately $102 million annually. On February 12, 2009, an Ohio appeals court overruled a 2007 trial court decision and upheld the inclusion of satellite television in the sales tax base, which produces approximately $54 million annually. The Ohio Supreme Court on December 27, 2010, affirmed the court of appeals decision in favor of the State.

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected at the time to produce approximately $29 million annually.

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Elimination of the sales tax exemption for wide area telephone service (“WATS”) and 800 telecom service coupled with the enactment of a more limited exemption for call centers, projected at the time to produce approximately $64 million annually.

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Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (“UDITPA”) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected at the time to produce in aggregate approximately $35 million annually.

The Act also authorized and OBM on June 30, 2004 transferred $234.7 million of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of Federal block grant and Medicaid assistance aid made available to the State under a Federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those Federal monies in fiscal years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for fiscal years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for fiscal year 2004 and by $372.7 million (1.48%) for fiscal year 2005, the Governor ordered fiscal year 2004 expenditure reductions of approximately $100 million. On July 1, 2004, the Governor ordered additional fiscal year 2005 expenditure cuts of approximately $118 million and a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for fiscal year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended fiscal year 2004 with a GRF fund balance of $157.5 million. Improving economic conditions had a positive effect on revenue in fiscal year 2005. With GRF revenue receipts modestly outperforming estimates for much of the fiscal year, OBM in June 2005 increased its GRF revenue estimates by $470.7 million. Final fiscal year 2005 GRF revenue came in $67.4 million above that revised estimate. With fiscal year 2005 spending close to original estimates, the State made the following fiscal year-end allocations and transfers: $60 million to address a prior-year liability in the Temporary Assistance to Needy Families program (“TANF”); $40 million to a disaster services contingency fund; $50 million to the State’s share of the school facilities construction program; and $394.2 million to the BSF. After these and certain smaller transfers, the State ended fiscal year 2005 and the biennium with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF Appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over 2004-05 biennial expenditures). Spending increases for major program categories over 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF Appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

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A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years. See the discussion in the summary of the 2010-11 biennium of postponement of the final installment of this personal income tax reduction until the end of tax year 2010.

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Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

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Implementation of a new CAT on gross receipts from doing business in Ohio phased in over the 2006 through 2010 fiscal years. In fiscal year 2010, the CAT is being levied at its fully phased in rate of 0.26% on gross receipts in excess of $1,000,000. The fully implemented CAT is projected to produce $1.68 billion annually with $139 million of that amount attributable to its application to motor fuels. Litigation filed in March 2008 is currently pending before a trial court challenging the application of the CAT to motor fuels and requesting an order enjoining the collection of that tax and such other relief as the court deems appropriate. On September 17, 2009, the Ohio Supreme Court ruled in litigation initiated in 2006 that food sales for off premise consumption may be included in the CAT base.

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses fiscal year 2007 GRF appropriations as a baseline (excluding appropriations for debt service, tax relief and refunds, and certain appropriations reflecting moneys received from the Federal government) and then applies an annual growth factor equal to the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (“TEL”) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

The State ended fiscal year 2006 with a GRF cash balance of $1.529 billion and a GRF fund balance of $1.026 billion. Of that ending GRF fund balance, the State carried forward $631.9 million to cover the expected and planned for variance of fiscal year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain the required 0.5% of fiscal year 2007 GRF revenue as an ending fund balance. The remaining approximately $394 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended fiscal year 2007 with a GRF cash balance of $1.433 billion and a GRF fund balance of $215.5 million.

2008-09. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout fiscal years 2008-09, primarily as a result of the Ohio economy being negatively affected by the national economic downturn. Budgetary pressures during this period were primarily due to continuing lower than previously estimated levels of receipts from certain major revenue sources.

Consideration came in three general time frames — winter 2007, fall/winter 2008, and spring 2009. Significant measures were taken including use of the entire BSF balance and expenditure reductions and spending controls on State agencies and departments.

Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF Appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF Appropriations Act complied with the law discussed above for the 2006-07 biennium limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF Appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.

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Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF Appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued $5.53 billion in Tobacco Settlement Asset-Backed Bonds, Series 2007 to fund capital expenditures for higher education ($938 million) and common school ($4.112 billion) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through fiscal year 2012 and making a partial allocation thereafter through fiscal year 2025. Except for fiscal years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

Winter 2007. With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 OBM reduced its original GRF revenue projections by $172.6 million for fiscal year 2008 and $385.1 million for fiscal year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the 2008-09 biennium of $733 million.

Executive and legislative actions taken in response to those OBM estimates, included:

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The Governor on January 31, 2008 issued an executive order directing expenditure reductions and spending controls totaling approximately $509 million (of which about $402 million was realized) for the 2008-09 biennium as well as limitations on major purchases, hiring and travel based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

•	Transfer of unspent agency appropriations totaling $120 million in fiscal year 2008 and $78 million in fiscal year 2009.

•	Authorizing expansion of the State-run lottery system to include “keno” games then projected to generate $65 million in fiscal year 2009 of which approximately $25 million was realized.

In June 2008, the General Assembly also passed legislation that provided for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63.3 million from the BSF for State’s share of increased Medicaid costs, $55 million from rotary funds and $25 million in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits. The sources of funding for the stimulus plan include, in addition to GRF-backed bonds, $230 million of cash from the Ohio Tobacco Prevention Foundation (this transfer was the subject of a legal challenge describe below), $370 million in GRF operating appropriations to be made over the next five fiscal years, $184 million in bonds backed by net profit from the State’s liquor enterprise, and $200 million in bonds backed by highway user receipts.

Fall/Winter 2008. With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540 million further reduction in its GRF revenue projections for fiscal year 2009 and a projected fiscal year budgetary shortfall of the same amount. Executive actions announced to offset the projected shortfall included:

•	Use of additional planned fiscal year-end lapses and GRF carry forward totaling $126.4 million.

•	Use of balances in various non-GRF “rotary funds” totaling $112 million.

•	Transfer to the GRF an additional $40 million of interest earnings on the proceeds of the tobacco securitization referred to above.

•	As authorized by June 2008 legislation referred to above, a transfer to the GRF of $63.3 million to pay for previously authorized Medicaid cost expenditures.

The $198.3 million balance was offset by a 4.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others.

On December 1, 2008, OBM announced a further $640.4 million reduction in GRF revenue projections for fiscal year 2009 expected to result in a projected fiscal year budgetary shortfall of the same amount. Executive actions announced to offset much of that projected shortfall included:

•	Reducing total GRF Medicaid spending by $311.1 million by using cash from non-GRF Medicaid accounts and the corresponding Federal share previously planned for use in fiscal year 2010.

•	Reducing total Medicaid program spending by $21.3 million by enhanced focus on use of other third party liability sources and other program savings exceeding original estimates.

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Reducing other GRF expenditures by $180.5 million through a further 5.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others. These reductions were in addition to the approximately $1.27 billion of 2008-09 biennium budget adjustments previously undertaken.

The $131.9 million remainder of the shortfall was offset by additional Federal Medical Assistance Payments (“FMAP”) received under the American Recovery and Reinvestment Act of 2009, which increased Federal Medicaid match to the GRF by that amount (after taking into account loss of Federal match from the two Medicaid related actions outlined above). Based on these expenditure reductions, spending controls and other measures — and before the revised revenue estimate referred to below — OBM was projecting a positive GRF fund balance at June 30, 2009.

Spring 2009. Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2010-11 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2009. Those estimates revised fiscal year 2009 revenues downward by an additional $912 million over OBM’s December 2008 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. To address this additional fiscal year 2009 revenue shortfall, the Governor received General Assembly approval for and used the entire remaining BSF balance of $949 million for fiscal year 2009. Additional measures taken to address this shortfall included the restructuring of $52.8 million of fiscal year 2009 general revenue fund debt service into fiscal years 2012 through 2021 and expenditure reductions of $98 million in addition to the expenditure controls ordered by the Governor on April 22.

The State ended fiscal year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million respectively, and a $0 balance in the BSF. Of the ending GRF fund balance, $133.4 million represents the one-half of one percent of fiscal year 2009 GRF revenues the State is required to maintain as an ending fund balance.

2010-11. Consistent with State law, the Governor’s Executive Budget for the 2010-11 biennium was released in February 2009 and introduced in the General Assembly. After extended hearings and review, and after passage by the General Assembly and signing by the Governor of three seven-day interim budgets, the 2010-11 biennial Appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. All necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three week interim period and under the final Act. Reflecting the final implementation of the restructuring of State taxes commenced in 2006-07 and a conservative underlying economic forecast, that Act makes total GRF biennial appropriations of approximately $50.5 billion (a 3.8% decrease from the 2008-09 biennial expenditures) based on GRF biennial estimated revenues of approximately $51.1 billion (a 4.2% decrease from the 2008-09 biennial revenues). Appropriations for major program categories compared to 2008-09 actual spending reflect increases of 3.4% for Medicaid (that Act also included a number of Medicaid reform and cost containment initiatives) and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education.

That Act also includes the restructuring of $736 million of fiscal years 2010 and 2011 general revenue fund debt service into fiscal years 2012 through 2025. Both the Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting most GRF appropriations.

Major new or recurring sources of revenues reflected in the 2010-11 Appropriations Act included:

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$2.4 billion of “Federal Stimulus” funding received under the American Recovery and Reinvestment Act of 2009, including $1.464 billion for elementary and secondary education, $628 million for Federal Medical Assistance Payments, and $326 million for other purposes.

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$933 million in gaming and license revenues ($296 million in fiscal year 2010 and $637 million in fiscal year 2011) from the Ohio Lottery Commission’s implementation of video lottery terminals (“VLTs”) at the seven horse racing tracks in the State. OBM estimated the VLTs would result in an approximately $851 million net increase in revenues for the biennium ($285 million in fiscal year 2010 and $566 million in fiscal year 2011) after taking into account offsetting effects of the VLTs on other lottery revenues. On September 21, 2009, the Ohio Supreme Court ruled that the statutory provisions enacted in the biennial Appropriations Act in support of implementation of those VLTs are subject to voter referendum and granted petitioners in that case until December 20, 2009 to submit referendum petitions. Under the referendum provisions of the Ohio Constitution, if referendum petitions are submitted containing at least 241,366 valid signatures (six per cent of the electors of the State) with at least half of those signatures from 44 of the State’s 88 counties, those statutory provisions for VLTs will not take effect “unless and until approved by a majority of those [electors] voting upon the same” at an election held on November 2, 2010. The Ohio Secretary of State on March 26, 2010 confirmed those petitions contained a sufficient number of valid signatures to place the referendum on the November 2, 2010 ballot, but on July 1, 2010 the committee for the petitioners withdrew the referendum from the ballot.

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$259 million from the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund (“TUPAC”) to be deposited into a special State fund (non-GRF) to be used for various health care initiatives. On August 11, 2009, a trial court ruled in favor of the plaintiffs and ordered these monies must remain in that endowment fund and be used for the purpose of reducing tobacco use. The State immediately appealed this trial court ruling and on December 31, 2009, the Court of Appeals ruled in favor of the State and reversed the trial court’s order. The Ohio Supreme Court on December 22, 2010, affirmed the court of appeals decision in favor of the State.

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$1.036 billion of “one-time” revenues or savings ($640 million in fiscal year 2010 and $396 million in fiscal year 2011), including $364 million from the spend-down of carry-forward balances (that required temporary suspension of the one-half of one percent ending fund balance requirement for the 2010-11 biennium), $250 million transferred from a cash account at the Ohio School Facilities Commission funds (anticipated to be replaced with bond funding of school facilities in future biennia), $272 million savings from subjecting State employees to a two week unpaid “furlough” during each year of the biennium, $84.3 million from a reduction in State funding to public libraries funding, and $65 million from the transfer to the GRF of interest on the proceeds of the State’s 2007 tobacco securitization.

•	$530 million from transfers to the GRF of unclaimed funds and from other non-GRF funds.

In September 2010 the State also received from the Federal government an award of $518.6 million of enhanced Federal Medical Assistance Payments funding (“eFMAP”) and $361.2 million of funding for teacher salaries and personnel costs for primary and secondary education (“Ed Jobs”).

In response to the above-referenced September 21, 2009 decision of the Ohio Supreme Court declaring the VLT provisions in the biennial appropriations Act subject to referendum, the Governor proposed for General Assembly consideration postponing for two years the final installment of the personal income tax reduction currently scheduled to take effect for tax year 2009 (for returns filed in 2010). After extended hearings and review, the General Assembly approved, and the Governor signed into law on December 22, 2009, legislation keeping personal income tax rates at 2008 levels through tax year 2010. The Ohio Department of Taxation estimates the postponement will result in $844 million of additional State GRF tax revenues in the current biennium ($418 million in fiscal year 2010 and $426 million in fiscal year 2011).

The State ended fiscal year 2011 with GRF cash and fund balances of $844.4 million and $430.7 million, respectively.

Current Biennium. The biennial appropriations Act for the current 2010-11 biennium created a six member (three from each of the House and Senate) Budget Planning and Management Commission (“BPMC”) to “study and make recommendations that are designed to provide relief to the state during the current difficult fiscal and economic period.” The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports — one from its three Republican members dated November 30 and one from its three Democratic members dated December 8. Both reports contained estimates of “non-recurring” revenues reflected in the 2010-11 budget as enacted ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates include the effect of the postponement, approved on December 22, 2009, of the final installment of the personal income tax reduction but do not reflect the Federal award to the State in September 2010 of $518.6 million of eFMAP funding and $361.2 million of Ed Jobs funding (see above discussion of the 2010-11 biennium). Both reports also included the following options for consideration with the 2012-13 biennial budget:

•	reductions in State government appropriations (preferably on a program specific basis), Medicaid reform.

•	seeking Medicaid funding to off-set costs of expanded coverage under Federal health care reform.

•	requesting a Federal waiver of state interest payments on Federal unemployment compensation advances.

•	securitization of assets/lease-back proposals.

•	regulatory/mandate relief.

•	prison/sentencing reform.

•	purchasing consortia for public sector entities/procurement reform.

•	information technology sharing, and cross-entity service agreements for governmental entities.

The following additional options were mentioned for consideration in only one of the two reports: review of State tax expenditures, privatization of services, collective bargaining reform, continuation of State employee furloughs, mineral extraction/oil drilling on State-owned lands, pension reform, use of State “charter agencies,” performance audits, and revising the definition of independent contractor. Copies of the BPMC reports can be found on the Internet at http://bpmc.legislature.state.oh.us/.

The Governor released the Executive Budget for the 2012-13 biennium on March 15, 2011. Appropriations legislation reflecting that Executive Budget was revised and passed by the House on May 5, and further revised and passed by the Senate on June 8. Differences between the House and Senate passed versions were considered and reconciled by a joint conference committee, and that appropriations legislation as was approved by the General Assembly and approved by the Governor (with selective line item vetoes) on June 30. That appropriations legislation addressed a number of the matters identified in the reports released by the BPMC in late 2010, including

•	targeted spending cuts

•	Medicaid reform

•	prison sentencing reform

•	privatization and disposition of assets

The Act also reflects an upward revision of revenue estimates, reductions in State distributions to local governments and libraries, the redirection of revenue to the State GRF by accelerating the phase-out of certain tax reimbursements to school districts and other local governments, and changes to school funding. Among its fiscal year 2012 revenue sources, the Act includes revenues from the transfer of the State’s liquor enterprise to the newly created JobsOhio nonprofit corporation for economic development, and from the sale of prisons. The appropriations Act reflects the restructuring of $440 million in GRF debt service payments out of fiscal year 2012 into fiscal years 2013-25. In fiscal year 2013, the Act reduces reliance on one-time revenues. The Act includes all amounts necessary to pay GRF debt service and lease rental payments for the biennium after the $440 million debt service restructuring is fully accomplished. Details of the Act can be found at http://obm.ohio.gov.

The Appropriations Act projects a positive GRF fund balance at June 30, 2012.

As discussed above, the State is effectively precluded by its Constitution from ending a fiscal year or a biennium in a “deficit” position. OBM continually monitors and analyzes revenues and expenditures developments (including pending litigation) affecting both, and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page at http://obm.ohio.gov/MiscPages/MonthlyFinancialReports/, and copies are available upon request to OBM.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of a Total Operating Fund (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding fiscal year, but that limitation was suspended for fiscal year 2010-11 biennium.

The State plans for and manages monthly GRF cash flow deficiencies within each fiscal year. GRF cash flow deficiencies have been within the TOF limitations discussed above.

State Debt

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 19 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (“GO”) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for four that funded bonuses for veterans, one that funded coal technology research and development and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes:

highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, site development and veterans compensation.

State special obligation debt, the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest, is authorized for specified purposes by Section 2i of Article VIII of the Constitution. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State.

As of June 2011, the maximum annual debt service on all obligations payable from the GRF is $1.155 billion in fiscal year 2012.

Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes. The maximum annual debt service on such obligations payable from such receipts is $140.859 million in fiscal year 2012.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing GARVEE bonds, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in any current or future fiscal year is $173.1 million in fiscal year 2012. In the event of any insufficiency in those anticipated Federal allocations to make payments on State bonds, the payments are to be made from any lawfully available Federal moneys appropriated to ODOT for the purpose.

The Ohio Building Authority (“OBA”) issues special obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others (“DAS”), the Department of Transportation (“ODOT”) and the Department of Public Safety (“DPS”); juvenile detention facilities for the Department of Youth Services (“DYS”); Department of Rehabilitation and Correction (“DRC”) prisons and correctional facilities including certain local and community based facilities; office buildings for the Bureau of Workers’ Compensation (“BWC”) and Department of Natural Resources (“DNR”); and school district technology and security facilities. The Treasurer of State also issues obligations for mental health, parks and recreation, and cultural facilities purposes and to refund certain bonds previously issued for higher education purposes, and has previously issued obligations for elementary and secondary school facilities. Debt service on obligations issued under Section 2i of Article VIII is paid from GRF appropriations, with the exception of debt issued for ODOT and DPS facilities (paid from highway user receipts) and for BWC facilities (paid from the BWC Administrative Cost Fund).

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $630 million to be outstanding at any one time, of which not more than $84 million may be issued for eligible advanced energy projects and not more than $100 million may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds may not exceed $63 million and the current maximum annual debt service is $51.1 million in fiscal year 2016. Pursuant to a 2000 constitutional amendment, the State has issued $200 million of bonds for revitalization purposes that are also payable from a separate, subordinate pledge of State liquor profits. The maximum annual debt service on the revitalization bonds is $23.5 million in fiscal year 2013.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (“COPs”) have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The maximum annual payment under those agreements from GRF appropriations is $30.5 million in fiscal year 2013 and the total GRF-supported principal amount outstanding is $207.8 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

The State has authorized the issuance of fully refundable tax credits for the $157.94 million Ohio Capital Fund (“OCF”) financing bonds issued in May 2010 by the Columbus-Franklin County Finance Authority. Those tax credits may be claimed by the trustee for the purpose of restoring the bond reserve fund for those bonds in the event it is drawn upon and not restored from other sources. Those credits may not be claimed before July 1, 2012 or after June 30, 2036, and the maximum amount of tax credits that may be claimed is $20 million in any fiscal year and $380 million total. Proceeds of the OCF bonds fund investments in venture capital funds to promote investment in seed and early-stage Ohio-based business enterprises.

As part of its debt management, the State has entered into interest rate swap agreements in connection with five variable rate bond issues, with all five in a weekly interest rate period and swapping to a synthetic fixed rate, with a total notional amount of $494.905 million. For all its swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State’s position if the counterparty’s credit ratings fall below these minimum thresholds.

The State currently has $650.715 million in outstanding general obligation variable rate debt. Liquidity is provided by the State and it is not anticipated that a liquidity facility will be provided by any other party.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new obligations may not be issued if the debt service in any fiscal year on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues (excluding GRF receipts from the American Recovery and Reinvestment Act of 2009) plus net State lottery proceeds for the fiscal year of issuance. Those direct obligations of the State include general obligation and special obligation bonds that are paid from GRF appropriations, but exclude (i) general obligation debt for “third frontier” research and development, development of sites and facilities, and veterans compensation, and (ii) general obligation debt payable from non-GRF funds (such as highway bonds that are paid from highway user receipts). Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments, and except for the additional $650 million of general obligation debt approved by the voters in November 2005 for research and development and the development of sites for industry, commerce, distribution and research development.

The General Assembly has appropriated sufficient moneys to meet all payments related to the debt service requirements on all of the State’s obligations described above for the current biennium (ending June 30, 2013).

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.

Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

State Employees and Retirement Systems

Since 1985, the number of regular State employees, excluding employees who are not paid by State warrant such as state university employees, has ranged from a high of 68,573 in 1994 to low of 58,538 at the end of 2009. The number of regular State employees at the end of fiscal year 2010 was 59,593. The State engages in collective bargaining with six employee unions representing 20 bargaining units, and generally operates under three-year agreements. The State recently completed negotiations and signed new agreements which expire in April through June 2012.

The State has established five public retirement systems to provide retirement, disability retirement, and survivor benefits. The Public Employees Retirement System (“PERS”), the largest of the five, covers both State and local public employees. The State Teachers Retirement System (“STRS”) and School Employees Retirement System (“SERS”) primarily cover school district and public higher education employees. The Highway Patrol Retirement System (“HPRS”) covers State troopers, and the Ohio Police and Fire Pension Fund (“OP&F”) covers local safety forces. Comprehensive financial information for each retirement system can be found on its website in that system’s Comprehensive Annual Financial Report (“CAFR”).

These retirement systems were created by and operate pursuant to State law. The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act (“ERISA”). Federal law requires new hires to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to public sector retirement funds and to other aspects of public employee retirement.

Funding for the retirement systems is provided by a combination of public employer and employee contributions based on percentages of each employee’s compensation, with the employees’ contributions being deducted from their paychecks. Those contribution percentages are either established in State law or by the retirement system board subject to a maximum contribution amount established in State law. With the exception of PERS contributions for law enforcement and public safety personnel, the current contribution percentages for each system (set forth in the table below) reflect the maximums permitted under current State law.

In 1968, the State created the Ohio Retirement Study Commission (“ORSC”) to advise and inform the General Assembly on all matters relating to the benefits, funding, investment, and administration of the five statewide retirement systems. The Council is composed of nine voting members: three members of the House appointed by the Speaker; three members of the Senate appointed by the President; and three members appointed by the Governor (one representing the State, one representing local governments, and the third representing public education institutions). The five executive directors of the retirement systems also serve as nonvoting members of the ORSC.

Under State law, each retirement system’s board is required to establish a period of not more than thirty years to amortize its unfunded actuarial accrued pension liability (“UAAL”). If in any year the period required to amortize that unfunded liability exceeds thirty years, the board must prepare and submit to the ORSC and the applicable committees in the Ohio General Assembly, a plan to reduce that amortization period to not more than thirty years. For the reporting periods in the summary table below, the number of years to fully amortize actuarial accrued liability is twenty-nine years for SERS, thirty years for PERS, and exceeds thirty years for STRS, OP&F and HPRS. The board of each of the five systems has approved and submitted to the ORSC and the applicable Ohio General Assembly committees a plan to reduce or maintain its amortization period at not more than thirty years. An ORSC-prepared summary of all retirement system funding plans submitted to it can be found on the ORSC website at www.orsc.org/reports.cfm. Legislation would need to be passed by the General Assembly to implement any funding plan that proposes modifications in retirement benefits or contribution levels.

The State makes its employer contributions based on a percent of salary for each State employee that is an active member of a State retirement system. Currently, about 96% of State employees are members of PERS, about 2.5% are in HPRS and about 1.5% are in STRS. The following table summarizes State employer and employee contributions to those retirement systems with State employee members ($ in millions) for the years indicated:

	PERS		STRS		HPRS
	Employer/Employee		Employer/Employee		Employer/Employee
Fiscal Year	Amount	Pct of Salary(a)	Amount	Pct of Salary	Amount	Pct of Salary	Total Contributions

2006	$379.4/$246.7	13.54%/9.0%	$7.8/$5.6	14.0%/10.0%	$22.1/$8.7	25.5%/10.0%	$670.0

2007	399.3/269.6	13.77/9.5	8.1/5.8	14.0/10.0	23.0/9.0	25.5/10.0	714.7

2008	422.5/289.4	14.0/10.0	8.3/5.9	14.0/10.0	23.3/9.5	25.5/10.0	759.0

2009	430.0/300.4	14.0/10.0	8.2/5.8	14.0/10.0	24.6/9.7	25.5/10.0	778.8

2010(b)	406.5/283.0	14.0/10.0	7.4/5.3	14.0/10.0	24.4/9.3	26.5/10.0	735.8

(a)

Reflects PERS state and local contribution rates. PERS law enforcement employer/employee contribution rate was 16.7%/10.1% in fiscal year 2006, increasing gradually to 17.87%/11.1% in fiscal year 2010, and public safety was 16.7%/9.0% in fiscal year 2006, increasing gradually to 17.87%/10.5% in fiscal year 2010.

(b)	Decline in contributions from fiscal year 2009 to fiscal year 2010 is attributed primarily to a two week unpaid “furlough” on State employees

Source:	State of Ohio.

The State also has funded and continues to fund a subsidy to the OP&F system to pay for survivor benefits provided in law and not otherwise funded. The aggregate subsidies were $42.3 million in the 2006-07 biennium, $41.8 million in the 2008-09 biennium, and are appropriated at $41.6 million for the 2010-11 biennium. All State employer contributions are subject to appropriation in each State budget and are included in the appropriations for each department or agency’s personnel costs.

The following table summarizes State and local membership and financial data for each of the retirement systems for the most recent year reported by the particular system ($ in millions):

	PERS	STRS	SERS(a)	OP&F	HPRS
Valuation as of:	12/31/09	06/30/10	06/30/10	01/01/10	12/31/09

Active Members	348,112	175,842	126,015	28,479	1,547

State Employees (Approx. % of Active Members)	16	1	0	0	100

Retirants and Beneficiaries	174,659	133,103	66,127	25,712	1,385

Employer/Employee Contributions (% of Salary)(b)	14.0/10.0(c)	14.0/10.0	14.0/10.0	(d)	26.5/10.0

Active Member Payroll	$12,548.3	$11,057.3	$2,842.7	$1895.2	$94.8

Actuarial Accrued Liability (AAL)	$76,555.0	$94,720.7	$14,855.1	$14,830.7	$940.1

Actuarial Value of Assets (AVA)(e)	$57,629.4	$55,946.3	$10,787.0	$10,794.1	$620.4

Actuarial Accrued Liability (AAL)(f)	$76,555.0	$94,720.7	$14,855.1	$14,830.7	$940.1

Funding Ratio (AVA to AAL %, (MVA to AAL %))	75.3 (75.4)	59.1 (57.2)	72.6 (61.1)	72.8 (61.1)	66.0 (63.3)

	PERS	STRS	SERS(a)	OP&F	HPRS
Valuation as of:	12/31/09	06/30/10	06/30/10	01/01/10	12/31/09

Unfunded Actuarial Accrued Liability (UAAL)(g)	$18,925.6	$38,774.4	$4,068.1	$4,036.7	$319.7

UAAL to Active Member Payroll %	150.8	350.7	143.1	213.0	337.2

(a)	SERS information excludes Medicare Part B reimbursement which is considered a post-employment healthcare benefit reported in accordance with GASB Statement 43.
(b)

For PERS, STRS, and SERS the maximum employer and employee contribution rates under law are 14% and 10%, respectively. Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post –employment health care benefits. The STRS, OP&F and HPRS boards voted to pursue legislation enabling member contribution rate increases.

(c)

For 2010, PERS state employer/employee contribution rate is 14.0/10.0%, local is 14.0/10.0%, law enforcement is 17.87/11.1%, and public safety is 17.87/10.5%. PERS state and local employer and employee contribution rates increased to their current statutory maximum of 14% and 10%, respectively, in calendar year 2008.

(d)	Police is 19.5/10% and fire 24/10%.
(e)

Recognizes assumed long-term investment returns fully each year (8.25% for OP&F and 8.0% for all other systems). Differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased -in over a closed four year period, except for OP&F which phases-in over five-year period.

(f)	Reflects an individual entry age normal actuarial cost method.
(g)	Amortized over a 30-year open period as a level percent of payroll, except for SERS for which UAAL is amortized over a 29-year closed period as a level percent of payroll.

Sources:	Retirement systems’ CAFRs and annual actuarial valuations.

The following table summarizes financial and funding information for each of the retirement systems over the past five years as reported by the particular system ($ in millions):

Retirement System Valuation Year-End	Actuarial Value of Assets (AVA)(a)	Actuarial Accrued Liability (AAL)(b)	Unfunded Actuarial Accrued Liability (UAAL)(c)	Funding Ratio (AVA to AAL)	Market Value of Assets (MVA)	Funding Ratio (MVA to AAL)	Active Member Payroll	UAAL Percent of Active Member Payroll

PERS

12/31/08	$55,315.2	$73,465.7	$18,150.5	75.3%	$49,388.6	67.2%	$12,801.1	141.8%

12/31/07	$67,151.3	$69,733.6	$2,582.2	96.3%	$70,043.6	100.4%	$12,583.4	20.5%

12/31/06	$61,295.6	$66,160.7	$4,865.1	92.6%	$65,357.9	98.8%	$12,175.2	40.0%

12/31/05	$54,473.4	$62,498.0	$8,025.0	87.2%	$57,702.4	92.3%	$11,806.8	68.0%

12/31/04	$50,452.3	$57,604.0	$7,151.6	87.6%	$53,576.4	93.0%	$11,454.3	62.4%

STRS

06/30/09	$54,902.9	$91,441.0	$36,538.1	60.0%	$50,095.7	54.8%	$10,800.8	338.3%

06/30/08	$69,198.0	$87,432.4	$18,234.3	79.1%	$66,837.4	76.4%	$10,460.5	174.3%

06/30/07	$66,671.5	$81,126.6	$14,445.1	82.2%	$72,935.4	89.9%	$10,199.5	141.6%

06/30/06	$58,008.0	$77,371.0	$19,363.0	75.0%	$62,126.1	80.3%	$9,974.1	194.1%

06/30/05	$53,765.6	$73,817.1	$20,051.5	72.8%	$56,182.5	76.1%	$9,775.2	205.1%

SERS

06/30/09	$9,723.0	$14,221.0	$4,498.0	68.4%	$8,134.1	57.2%	$2,787.4	161.4%

06/30/08	$11,241.0	$13,704.0	$2,463.0	82.0%	$10,793.5	78.8%	$2,651.8	92.9%

06/30/07	$10,513.0	$13,004.0	$2,562.0	80.8%	$11,711.2	90.1%	$2,603.3	98.4%

06/30/06	$9,423.0	$12,327.0	$2,974.0	76.4%	$9,980.2	81.0%	$2,553.3	116.5%

06/30/05	$8,780.0	$11,659.0	$2,948.0	75.3%	$9,001.6	79.5%	$2,452.5	120.2%

OP&F

01/01/09	$9,309.2	$14,307.1	$4,998.0	65.1%	$7,757.6	54.2%	$1,900.9	262.9%

01/01/08	$11,212.9	$13,727.8	$2,514.9	81.7%	$11,895.5	86.7%	$1,831.4	137.3%

01/01/07	$10,158.0	$12,987.5	$2,829.5	78.2%	$11,175.8	86.1%	$1,782.9	158.7%

01/01/06	$9,550.6	$12,190.4	$2,639.8	78.3%	$9,994.4	82.0%	$1,756.2	150.3%

01/01/05	$9,337.5	$11,545.1	$2,207.6	80.9%	$9,514.2	82.4%	$1,683.6	131.1%

HPRS

12/31/08	$603.3	$904.5	$301.3	66.7%	$502.7	55.6%	$94.3	319.5%

12/31/07	$700.9	$866.3	$165.4	80.9%	$719.6	83.1%	$93.8	176.3%

Retirement System Valuation Year-End	Actuarial Value of Assets (AVA)(a)	Actuarial Accrued Liability (AAL)(b)	Unfunded Actuarial Accrued Liability (UAAL)(c)	Funding Ratio (AVA to AAL)	Market Value of Assets (MVA)	Funding Ratio (MVA to AAL)	Active Member Payroll	UAAL Percent of Active Member Payroll

12/31/06	$653.5	$807.8	$154.3	80.9%	$684.6	84.7%	$85.9	179.6%

12/31/05	$591.9	$773.9	$181.9	76.5%	$612.5	79.1%	$83.4	218.1%

12/31/04	$569.9	$734.5	$164.6	77.6%	$587.9	80.0%	$81.8	201.2%

(a)

Recognizes assumed long-term investment returns fully each year (8.25% for OP&F and 8.0% for all other systems). Differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased -in over a closed four-year period, except for OP&F which phases-in over five-year period.

(b)	Reflects an individual entry age actuarial cost method.
(c)

Amortized over a 30-year open period as a level percent of payroll, except for SERS for which UAAL was amortized over a closed period of time of 30-years in fiscal years 2005, 2006 and 2009, 29-years in fiscal year 2007 and 28-years in fiscal year 2008.

Sources:	Retirement systems’ CAFR’s and annual actuarial valuations.

Each of the State’s public retirement systems also offers post-employment health care benefits to its members. Benefits under these health care programs are not vested and are subject to future adjustments of both benefits and contributions by their respective boards. In this regard, PERS has adopted two health care preservation plans, the first in September 2004 and the second in June 2007, to adjust benefits and contributions by employers, employees, and retirees, with those changes phased in over six years. Financial reporting of their health care plans is in compliance with GASB Statement 43 — Financial Reporting for Post-Employment Benefit Plans Other than Pension Plans.

The following table presents a summary of assets and actuarial accrued liabilities for post-employment healthcare benefits for each of the State’s public retirement systems ($ in millions):

	PERS	STRS	SERS	OP&F	HPRS
Valuation as of:	12/31/09	01/01/11	06/30/10	01/01/10	12/31/09

Value of Assets(a)	$10,936.0	$3,108.5	$325.0	$573.4	$100.8

Actuarial Accrued Liability (AAL)(b)	$31,558.0	$8,631.3	$2,369.1	$3,232.4	$287.6

Unfunded Actuarial Accrued Liability (UAAL)(c)	$20,622.0	$5,522.8	$2,044.1	$2,659.0	$186.8

Funding Ratio (Assets to AAL %)	34.7%	36.0%	13.7%	17.7%	35.0%

Employer Contribution (% of Salary)(d)	5.5%	1.0%	0.5%(e)	6.75%	3.5%

(a)

For PERS & HPRS, recognizes investment returns fully each year (assumed at 6.5%) with the differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased-in over a closed four-year period. For STRS, SERS and OP&F, reflects market value.

(b)	Reflects an individual entry age normal actuarial cost method.
(c)	Amortized over a 30-year open period as a level percent of payroll.
(d)

Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post –employment health care benefits. This amount has typically ranged from 1.0% to 7.0% of salary. For PERS, reflects the rate in effect for the last nine months of the year.

(e)

SERS also collects a health care surcharge from employers for employees who earn less than an actuarially determined minimum compensation amount. This amount is in addition to the amount allocated to health care from the employer contributions.

Sources:	Retirement systems’ annual actuarial valuations.

The following table presents a summary of assets and actuarial accrued liabilities for post-employment healthcare benefits over the past three years for each of the State’s public retirement systems ($ in millions):

Retirement System Valuation Year-End	Value of Assets (AVA)(a)	Actuarial Accrued Liability (AAL)(b)	Unfunded Actuarial Accrued Liability (UAAL)(c)	Funding Ratio (AVA to AAL)	Employer Contribution (% of Salary)(d)(e)

PERS

12/31/08	$10,748.0	$29,623.1	$18,875.0	36.3%	5.9%

12/31/07	$12,801.0	$29,824.8	$17,023.9	42.9%	7.0%

12/31/06	$12,024.9	$30,747.8	$18,722.9	39.1%	7.0%

Retirement System Valuation Year-End	Value of Assets (AVA)(a)	Actuarial Accrued Liability (AAL)(b)	Unfunded Actuarial Accrued Liability (UAAL)(c)	Funding Ratio (AVA to AAL)	Employer Contribution (% of Salary)(d)(e)

STRS

06/30/10	$2,967.5	$11,355.0	$8,387.5	26.1%	1.0%

06/30/09	$2,693.7	$13,413.7	$10,720.0	20.1%	1.0%

06/30/08	$4,037.8	$12,171.0	$8,133.1	33.2%	1.0%

SERS

06/30/09	$376.5	$4,280.3	$3,903.8	8.8%	4.2%

06/30/08	$392.7	$4,858.8	$4,466.2	8.1%	4.2%

12/31/06	$339.1	$4,307.4	$3,967.9	7.9%	3.3%

OP&F

01/01/09	$438.7	$3,163.6	$2,725.0	13.9%	6.75%

01/01/08	$527.0	$3,623.5	$3,096.5	14.5%	6.75%

01/01/07	$436.6	$3,273.7	$2,837.1	13.3%	6.75%

HPRS

12/31/08	$95.8	$324.2	$228.4	29.5%	4.5%

12/31/07	$111.2	$335.2	$224.0	33.2%	5.5%

12/31/06	$104.9	$294.1	$189.2	35.7%	4.5%

(a)

For PERS & HPRS, recognizes investment returns fully each year (assumed at 6.5%) with the differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased-in over a closed four-year period. For STRS, SERS and OP&F, reflects market value.

(b)	Reflects an individual entry age normal actuarial cost method.
(c)	Amortized over a 30-year open period as a level percent of payroll.
(d)

Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post-employment health care benefits. This amount has typically ranged from 1.0% to 7.0% of salary.

(e)

SERS also collects a health care surcharge from employers for employees who earn less than an actuarially determined minimum compensation amount. This amount is in addition to the amount allocated to health care from the employer contributions.

Sources:	Retirement systems’ annual actuarial valuations.

School Funding

Under the financial structure in place before the 2010-11 biennium, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.

School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s school subsidy formulas that were used until the current biennium were structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs’ filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

In the years following this litigation, the General Assembly took several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Ohio Supreme Court as “unfunded mandates.”

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (“LPEF”) (but excluding Federal and other special revenue funds) for recent biennia were:

•	1998-99 — $11.6 billion (18.3% over the previous biennium).

•	2000-01 — $13.3 billion (15% over the previous biennium).

•	2002-03 — $15.2 billion (17% over the previous biennium before the expenditure reductions discussed above for the 2002-03 biennium).

•	2004-05 — $15.7 billion (3.3% over the previous biennium before the expenditure reductions discussed above for the 2004-05 biennium).

•	2006-07 — $16.4 billion (4.5% over the previous biennium before the expenditure reductions discussed above for the 2006-07 biennium).

•	2008-09 — $17.2 billion (5.1% over the previous biennium before the expenditure reductions discussed above for the 2008-09 biennium).

State appropriations for school funding for the 2010-11 biennium were $17.0 billion (a 1.6% decrease from those appropriations in the previous biennium), representing a decrease of 3.4% in fiscal year 2010 over fiscal year 2009 and of 0.5% in fiscal year 2011 over fiscal year 2010. These amounts are exclusive of the $1.463 billion of appropriations to school districts for the 2010-11 biennium of “Federal Stimulus” funding received under the American Recovery and Reinvestment Act of 2009.

The amount of lottery profits transferred to the LPEF totaled $672.2 million in fiscal year 2008, $702.3 million in fiscal year 2009, $728.6 million in fiscal year 2010 and $711.0 million in fiscal year 2011. The

2010-11 biennial appropriations Act authorized the implementation of video lottery terminals (“VLTs”) at Ohio’s seven horse racing tracks. See the discussion of litigation concluded in the Ohio Supreme Court declaring that the authorization of those VLTs is subject to voter referendum in the discussion of the 2010-11 biennium above. Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

The 2010-11 biennial Appropriations Act also enacted an “Evidenced Based Model” for the distribution of State funding to local school districts, with different elements of the new funding model to be phased in over the next ten years. Elements of that new model emphasize funding educational components that are linked with student academic success, such as decreased class sizes and all day kindergarten, and modification of teacher tenure and termination provisions.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch” discussed below under “Municipalities” below, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. Newer legislation created a third, more preliminary, category of “fiscal caution.” A current listing of school district in fiscal emergency or watch status is on the Internet at http://www.auditor.state.oh.us.

Municipalities

Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of more than 100,000 and 16 cities exceed 50,000 in population.

A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined “fiscal emergencies.” A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality’s bonds and notes and, subject to the act’s stated standards and controls, permits the State to purchase limited amounts of the municipality’s short-term obligations (used only once, in 1980).

As noted in the discussion above of the 2002-03 and 2004-05 biennia, the amount of distributions in those biennia to most local governments, including municipalities, from the several State local government revenue assistance funds were and are generally capped at the equivalent monthly amounts in fiscal years 2000 and 2001.

The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an “if and as needed” basis and is not aimed at particularly identified existing fiscal problems of those subdivisions. A current listing of governments in each status is on the Internet at http://www.auditor.state.oh.us.

State and Local Taxes

The variety of taxes and excises levied by the State is indicated in several tables in this Section. According to the Federation of Tax Administrators, citing the U.S. Census Bureau as its source, Ohio ranked 35th in state taxes per capita in 2009. Three major tax bases in the State, personal income (taxed by the State and municipalities and, with voter approval, by certain school districts), retail sales and use (taxed by the State and counties and transit authorities), and real and tangible personal property (taxed by local governments), are described below. In addition, the State has completed the phase-in over fiscal years 2006 through 2010 of its CAT on taxable gross receipts from doing business in Ohio, and the phase out over the same general period of its corporate franchise tax (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions). The initial rate for the CAT was 0.06% effective July 1, 2005, with that rate increased annually in approximately equal amounts (about 0.05%) until levied at the current rate of 0.26% when fully implemented in fiscal year 2010. As described further below, the receipts from the CAT are directed first and primarily to make compensating payments to school districts and other local taxing units in connection with the phase-out of the tangible personal property tax in 2006 through 2009.

The State also imposes a tax on the use, distribution, or sale of motor vehicle fuel. This “gasoline” tax was raised two-cents per gallon effective July 1, 2005 to 28 cents per gallon (one cent of this tax is specifically directed to local highway-related infrastructure projects).

Sales and Use Tax

The State sales and use tax rate has been 5.5% since July 1, 2005. That rate was temporarily increased from 5.0% to 6.0% for the period July 1, 2003 through June 30, 2005 (see above discussion of the 2004-05 biennium). The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Retail sales include the rental and storage of tangible personal property, the rental of hotel rooms, and certain specified services including, but not limited to, repair and installation services, data processing, computer, and electronic information services, telecommunication and personal care services.

Counties and transit authorities each are authorized to levy permissive sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is currently 9% and the highest currently levied by any county is 8%. The State collects the combined state and local tax and returns the local share directly to the counties and transit authorities.

Personal Income Tax

Under State legislation effective July 1, 2005, State personal income tax rates, applying generally to Federal adjusted gross income, were reduced 4.2% annually in each of the years 2005 through 2009, resulting in an aggregate 21% decrease from the 2004 rates. The 2004 rates ranged from 0.743% on incomes of $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. See the above discussion of the current biennium for a discussion of postponement of the final installment of this personal income tax reduction until tax year 2011. Under that postponement the indexing of the State income tax brackets previously scheduled to begin July 1, 2005 remains suspended until tax year 2010.

The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

Municipalities, school districts and joint economic development districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2002 was 2.85%. A school district income tax is currently approved in 145 districts. Each joint economic development district (there were approximately 35 of them in 2009) may also levy an income tax (which like municipal income taxes applies generally to wages and salaries and net business income) with the rate of that tax limited to the highest income tax rate of a municipal member of the district). Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.

Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio’s ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 through 2003, and eighth since 2004. This movement, portrayed below, in significant measure reflects “catching up” by several other states and a trend in Ohio toward more service sector employment.

Personal Income ($ in Billions)
		U.S.	Ohio	Ohio % of U.S.	State Rank*

1970	Total	$832.2	$43.6	5.2%	5

	per capita	4,084	4,088	100.1	15

1980	Total	2,292.9	108.2	4.7	6

	per capita	10,091	10,022	99.3	21

1990	Total	4,831.3	202.5	4.2	7

	per capita	19,354	18,638	96.3	21

2000	Total	8,554.9	326.1	3.8	7

	per capita	30,318	28,694	94.6	24

2007	Total	11,900.6	404.6	3.4	8

	per capita	39,458	35,180	89.2	33

2008	Total	12,380.2	414.5	3.4	8

	per capita	40,673	36,113	88.8	34

2009	Total	12,168.2	408.7	3.4	8

	per capita	39,626	35,590	89.8	34

2010p	Total	12,530.1	419.9	3.4	8

	per capita	40,584	36,395	89.7	34

p:	preliminary data

Source:	U.S. Department of Commerce, Bureau of Economic Analysis.

*	Excludes District of Columbia

In addition to personal income, the retail sales base is an important indicator of sales and use tax receipts.

Retail Sales ($ in Billions)
Fiscal Year	Ohio Retail Sales(a)	U.S. Retail Sales(b)	Ohio % of U.S.

1980	$39.01	$979.25	4.0%

1990	66.95	1,914.04	3.5

2000	117.72	3,213.82	3.6

2006	136.22	4,223.34	3.2

2007	138.08	4,373.45	3.2

2008	138.68	4,502.96	3.1

2009	128.66	4,191.05	3.1

2010	131.03	4,260.48	3.1

(a)	Calculated by Global Insight based on data from the U.S. Department of Commerce, Bureau of the Census.
(b)	U.S. Census Bureau Web Site.

Property Tax

The following table lists, for informational purposes only, the non-exempt real and tangible personal property tax base in the State and taxes levied on that base (on a calendar year basis). Only local taxing subdivisions, and not the State, currently tax the real and tangible personal property included in this table. Reported figures for 2008 show that these property taxes represent 3.62% of Ohio personal income.

		Assessed Value(a)	Percent of True Value(b)	Taxes Charged

1980	Real(c)	$56,457,842,607	27.1%	$2,343,384,488(e)

	Tangible(d)	15,649,200,844	39.2	765,047,826

	Public Utility(c)	8,670,052,613	83.3	411,321,235

1990	Real	93,857,482,000	35.0	4,593,147,000(e)

	Tangible(d)	18,473,055,000	28.0	1,149,643,000

	Public Utility(c)(f)	12,934,191,000	88.6	799,396,000

		Assessed Value(a)	Percent of True Value(b)	Taxes Charged

2000	Real	167,857,657,350	35.0	8,697,809,112(e)

	Tangible(d)	23,298,302,564	25.0	1,720,740,378

	Public Utility(c)(f)	13,635,709,860	67.0	967,674,709

2008	Real	240,673,472,605	35.0	13,807,996,674(e)

	Tangible(d)	6,592,078,011	6.8(b)	539,847,674

	Public Utility(c)(f)	8,596,715,120(g)	47.3	646,437,973

2009	Real	238,138,880,215	35.0	14,119,235,738(e)

	Tangible(d)	628,787,160	10.0(b)	55,498,628

	Public Utility(c)(f)	8,906,002,394(g)	51.7	687,462,082

(a)	Increases in assessed value of “Real” are in part products of reappraisals.
(b)	Regular annual reductions for “Tangible” (except for most public utility tangible) are scheduled to reach 0% in 2009, only telecommunication and telephone personal property is taxable in 2009.
(c)

Includes machinery, inventories, fixtures; effective tax year 2007 and thereafter includes telephone company property. Excludes public utility tangible property. Effective tax year 2009 includes only telephone company property.

(d)	Includes machinery, inventories, fixtures; effective tax year 2007 and thereafter includes telephone company property. Excludes public utility tangible property.
(e)

Includes the statutory 10% rollback (12.5% for owner-occupied residences) and elderly/handicapped partial exemption amounts, paid by the State to local taxing entities to compensate for statutory reductions in local tax collections. Effective for tax year 2005 and thereafter, the 10% rollback is eliminated for real property used in business, with exceptions for certain property used in farming or for housing.

(f)	Beginning in 1990, the true value of most public utility property is based on annual composite allowances that vary according to the type and age of property.
(g)	Beginning in 2001, the statutory assessment rate for electric and gas utilities decreased from 88% to 25%.

Source:	Ohio Department of Taxation.

Under State legislation effective July 1, 2005, the tangible personal property tax (including inventories) has been phased out over tax years 2006 through 2009, with that tax generally eliminated beginning in tax year 2009. That legislation currently provides for the State to make distributions to school districts and other local taxing units from revenue generated by the recently enacted State CAT. Distributions are generally based on the taxable value of tangible personal property as reported in 2004 and property tax levies in effect for 2005. The State payments essentially hold school districts harmless through fiscal year 2013 and other local governments harmless through fiscal year 2011 to the calculated base values, with gradual reductions thereafter until the final distribution in May 2018. Prior State legislation enacted reductions in the assessed (tax) valuation of certain categories of tangible personal property. Beginning in tax year 2007, telecommunications and telephone company tangible personal property were combined into one category with applicable tax rates phased down through 2010 and eliminated beginning in tax year 2011.

Beginning July 2007, the State’s homestead exemption program, which takes the form of a credit on local residential real property tax bills, was expanded to allow all senior citizens and disabled Ohioans, regardless of income, to exempt from tax the first $25,000 of the market value of their home. Previously eligibility was restricted and benefits were tiered based on income. The total cost of the homestead exemption program in fiscal year 2009 was $329.4 million and in fiscal year 2010 was $371.6 million.

Property tax relief payments by the State to local subdivisions totaled $2.52 billion in the 2006-07 biennium, $2.89 billion in the 2008-09 biennium and are estimated at $3.25 billion for the 2010-11 biennium.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy, without a vote or charter provision, to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Ohio Economy

Although manufacturing (including auto-related manufacturing) remains an integral part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors.

In 2009, Ohio’s economic output as measured by its gross state product (“GSP”) totaled $471.3 billion, 3.33% of the national GSP and eighth largest among the states. The State ranks third within the manufacturing sector as a whole ($73.5 billion) and third in durable goods ($4.6 billion). As a percent of Ohio’s 2008 GSP (2009 industry level data not yet available), manufacturing was responsible for 17.2%, with 21.8% attributable to the goods-producing sectors and 34.3% to business services sectors, including finance, insurance and real estate. Ohio is the seventh largest exporting state, with 2009 merchandise exports totaling $34.1 billion. The State’s leading export products are machinery (including electrical machinery), motor vehicles and aircraft/spacecraft, which together accounted for approximately 51.8% of that total.

In addition, with 13.9 million acres (of a total land area of 26.4 acres) in farmland and an estimated 75.000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy. Ohio’s 2008 crop production value of $5.2 billion represented 2.9% of the U.S. total value. Ohio ranks in the top seven states in the production of chicken eggs, tomatoes, soybeans, apples and corn. In 2008, Ohio’s agricultural sector output (consisting of crops, livestock, poultry and dairy, and services and forestry) totaled $8.8 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $2.9 billion.

The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Eerie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and eleventh in coal production in 2008.

Payroll employment in Ohio, in the diversifying employment base, decreased in 2001 through 2003, increased in 2004 through 2006, and decreased in 2007 through 2009. In recent years, there has been a shift toward the services industry, with manufacturing employment decreasing since its 1969 peak. The “nonmanufacturing” sector now employs approximately 88% of all nonagricultural payroll workers in Ohio. Although the State’s economy continues to be adversely affected by the national recession, and the average unemployment rate in Ohio has recently been slightly lower than the national rate. For example, Ohio was 8.6%, compared to the national rate of 9.1% (seasonally adjusted) for May 2011.

Ohio’s 2010 decennial census population of 11,536,104 indicated a 1.6% population growth between 2000 and 2010 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population — Total and by Age Group
Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over

1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500

1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500

1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000

2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

2010	11,536,104	7	1.6	n/a	n/a	n/a

Source:	U.S. Census Bureau Web Site, Population Estimates.
“n/a”	= not available

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings, respectively.

APPENDIX 11

Economic and Financial Conditions in Pennsylvania

This section briefly describes current economic trends in the Commonwealth of Pennsylvania (the “State,” the “Commonwealth” or “Pennsylvania”), and constitutes only a brief summary of some of the many complex factors that may have an effect on the Pennsylvania economy. The information set forth below is largely derived from official statements prepared in connection with debt offerings relating to Commonwealth of Pennsylvania General Obligation Bonds that are generally available to investors. It has not been updated nor will it be updated during the year. No independent verification has been made of the following information.

The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no requirement on the part of the Commonwealth to make payment on such local obligations in the event of default.

Many factors affect the financial condition of the Commonwealth and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws with respect to tax-exempt financing.

The Commonwealth utilizes the fund method of accounting. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. Tax revenues constitute approximately 81.9% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, and the capital stock and franchise tax.

The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

State Budget

Overview. The Commonwealth operates under an annual budget. The Governor is required to submit the proposed budget as soon as possible after the organization of the General Assembly but not later than the first full week in February except in his first year of office. A budgetary basis of accounting is used for ensuring compliance with the enacted operating budget and is governed by applicable state statutes and by administrative procedures. The State Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year (July 1 – June 30) for which funds are appropriated. Annual budgets are enacted for the General Fund and certain special revenue funds that together represent the majority of expenditures of the Commonwealth. The annual budget classifies fund revenues as Commonwealth revenues, augmentations, Federal revenues, or restricted receipts and revenues.

Commonwealth revenues are revenues from taxes and from non-tax sources such as licenses and fee charges, penalties, interest, investment income and other miscellaneous sources. Augmentations consist of departmental and institutional billings that supplement an appropriation of Commonwealth revenues, thereby increasing authorized spending. Federal revenues are those Federal aid receipts that pay for or reimburse the Commonwealth for funds disbursed for Federally assisted programs. Restricted receipts and revenues are funds that are restricted to a specific use or uses by State law, administrative decision, or the provider of the funds. Only Commonwealth revenues and expenditures from these revenues are included in the computation made to determine whether an enacted budget is constitutionally balanced. Augmenting revenues and Federal revenues are considered to be self-balancing with expenditures from their respective revenue sources.

The Commonwealth’s budgetary basis financial reports for its governmental funds are based on a modified cash basis of accounting, as opposed to the modified accrual basis prescribed by Generally Accepted Accounting Principles (“GAAP”). Under the Commonwealth’s budgetary basis of accounting, tax receipts, non-tax revenues, augmentations and all other receipts are recorded at the time cash is received. An adjustment is made at fiscal year-end to include accrued unrealized revenue; that is, revenues earned but not collected. Revenues accrued include estimated receipts from (i) sales and use, personal income, realty transfer, inheritance, cigarette, liquor, liquid fuel, fuels, and oil company franchise taxes, and interest earnings, and (ii) Federal government commitments to the Commonwealth. Expenditures are recorded at the time payment requisitions and invoices are submitted to the Treasury Department for payment. Appropriated amounts are reserved for payment of contracts for the delivery of goods or services to the Commonwealth through an encumbrance process. Unencumbered appropriated funds are automatically lapsed at fiscal year-end and are available for re-appropriation. Estimated encumbrances are established at fiscal year-end to pay certain direct expenditures for salaries, wages, travel and utility costs payable against current year appropriations, but disbursed in the subsequent fiscal year. Recording of the applicable expenditure liquidates the encumbered amount. Overestimates of fiscal year-end encumbrances are lapsed in the subsequent fiscal year and under-estimates are charged to a subsequent fiscal year appropriation. Appropriation encumbrances are shown on the Commonwealth’s balance sheet as a reservation of fund balance.

Other reservations of fund balance include (i) the unexpended balance of continuing appropriations, and (ii) requested appropriation supplements and deficiency appropriations. Revenues dedicated for specific purposes and remaining unexpended at fiscal year-end are likewise reserved.

At fiscal year-end, budgetary basis fund financial information, both revenues and expenditures, is adjusted to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth is not required to prepare GAAP financial statements and does not prepare them on an interim basis. GAAP fund financial reporting requires a modified accrual basis of accounting for governmental funds, while proprietary and fiduciary funds are reported on the accrual basis of accounting.

Fund financial statements of the Commonwealth prepared under GAAP differ from those traditionally prepared on a budgetary basis for several reasons. Among other differences, the GAAP fund financial statements (i) generally recognize revenues when they become measurable and available rather than when cash is received, (ii) report expenditures when goods and services are received and a liability incurred rather than when cash is disbursed, (iii) include a combined balance sheet for the Commonwealth presented by GAAP fund type rather than by Commonwealth fund, and (iv) include activities of all funds in the reporting entity, including agencies and authorities usually considered as independent of the Commonwealth for budgetary purposes. Adjustments to budgetary basis revenues and expenditures required to conform to GAAP accounting generally require including (i) corporation, sales, and personal income tax accruals, (ii) tax refunds payable and tax credits, and (iii) expenditures incurred but not yet posted as expenditures or not covered by appropriations.

Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund. Balances in the Budget Stabilization Reserve Fund may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth’s citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment income to the fund, and by specific appropriation from other available funds by the General Assembly.

The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6% of General Fund revenues. Beginning with fiscal year 2003, 25% of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6% of General Fund revenues, the proportion of the General Fund’s fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is to be lowered from 25% to 10%. The General Assembly may appropriate additional amounts to this fund at any time.

In response to lower-than-projected growth in Commonwealth revenues, the General Assembly approved and the Governor signed into law, a suspension of the 25% transfer of the unappropriated surplus balance to the Budget Stabilization Reserve Fund for fiscal year 2008. The enacted budgets for fiscal years 2009 through 2012 included no transfers into the Budget Stabilization Reserve Fund and the enacted budget for fiscal year 2010 included a transfer of the entire balance of the Budget Stabilization Reserve Fund to the General Fund to assist with the enactment of a balanced budget for fiscal year 2010. Funds in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Moneys held in this fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. At present, the Budget Stabilization Reserve Fund has no balance.

Financial Condition

The continuing effects of the national economic recession negatively impacted the Commonwealth’s economy during fiscal year 2010. While avoiding the contraction in the national economy from the prior fiscal year, the Commonwealth experienced only minimal economic growth in fiscal year 2010. High levels of unemployment and turbulent financial markets negatively impacted the Commonwealth’s revenues and receipts. According to the Comprehensive Annual Financial Report for fiscal year 2010, General Fund revenues of the Commonwealth were below the certified estimate by $1,176.5 million or 4.1% during fiscal year 2010. Total General Fund revenues and other sources exceeded expenditures and other uses by $1,731.2 million and, at June 30, 2010, the Commonwealth reported an unreserved/undesignated fund deficit (budgetary basis) of $(294.2) in the General Fund. This compares to a budgetary basis deficit fund balance of $(2,025.4) (revised) at June 30, 2009.

The fiscal year 2010 budget was enacted incrementally over the first half of fiscal year 2010. On August 5, 2009 then Governor Rendell signed into law, Act 1A, which provided $11 billion of appropriations towards the operation of critical public health and safety services and to fund general government operations for the Commonwealth. In signing Act 1A, Governor Rendell also line-item vetoed nearly $13 billion of appropriations for fiscal year 2010. The resulting legislation was commonly referred to as a “bridge budget,” which provided full fiscal year 2010 funding for: 1) essential general government operations, including the payment of wages and salaries to most Commonwealth employees; 2) the payment of general obligation bond debt service; 3) the payment of appropriation and/or lease supported debt of the Commonwealth; 4) the incarceration of convicted offenders within State correctional institutions; 5) the provision of State police services, and; 6) certain mandated costs for the provision of health and welfare programs. Funding for all other programs and services normally provided by the General Fund was vetoed by Governor Rendell. Programs for which fiscal year 2010 funding was line-item vetoed included basic education funding and other such funding to Pennsylvania school districts, grants and aid payments to Commonwealth counties and other similar municipalities, economic development programs, certain health and welfare programs, public recreation and conservation programs and environmental protection efforts. The enacted fiscal year 2010 “bridge budget,” or Act 1A, provided appropriations totaling $10,967.9 million of Commonwealth funds against then estimated current law revenues, prior to reserves for tax refunds, of $25,560.6 million.

On October 9, 2009, Governor Rendell signed into law the enacted fiscal year 2010 budget which provided appropriations and executive authorizations totaling $24,294.2 million, which was net of expenditures offset with Federal funds and did not include appropriations for certain non-preferred institutions such as the State-related universities and museums. Appropriations for these institutions were approved by the General Assembly and signed into law by Governor Rendell on December 17, 2009 and, net of approximately $8 million in line-item vetoes, totaled $690.2 million in fiscal year 2010. Further, on January 8, 2010, Governor Rendell signed into law a bill expanding gaming in the Commonwealth. Act 1 of 2010 (“Act 1”) authorized certain table games at Pennsylvania casinos and was estimated to generate an additional $256 million in General Fund revenues during fiscal year 2010, derived mainly from upfront license fees. Act 1 imposes a 14% tax rate on most table game revenue and directs such revenues to the General Fund until such time as the balance in the Budget Stabilization Reserve Fund reaches $750.0 million. Annual recurring revenue to the General Fund from table games are estimated to be between $80 and $90 million.

The fiscal year 2010 budget represented a 1.8% ($523.9 million) decrease over the fiscal year 2009 budget. The fiscal year 2010 budget reduced or eliminated funding for programs in nearly every Commonwealth agency. The budget reduced funding for over 300 programs and eliminates funding for over 100 programs, lowering General Fund spending by nearly $1,900.0 million. Nearly 3,000 Commonwealth positions were to be eliminated in fiscal year 2010, bringing the total reduction in the Commonwealth’s workforce to 4,767 positions since 2003.

The enacted fiscal year 2011 budget provided appropriations and executive authorizations, net of lapses and other reductions, totaling $26,087.7 million of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments, of $26,384.8 million. The $297.1 million positive difference between estimated revenues and budgeted appropriations was to be utilized to eliminate the negative $294.2 million ending balance from fiscal year 2010. The fiscal year 2011 ending unappropriated balance was estimated to be $2.9 million.

The fiscal year 2011 revenue estimate was based upon an economic assumption that economic growth would total nearly 3.3% annual growth by June 2011. Tax revenues of the Commonwealth were estimated to increase 3.1% from fiscal year 2010 levels. Total revenues of the Commonwealth, prior to reserves for refunds were expected to decline $936.5 million or 3.4% from fiscal year 2010 levels. This decline is due mainly to a reduction in one-time revenue sources utilized to balance the fiscal year 2010 budget. However, the fiscal year 2011 enacted budget did include various one-time state revenue transfers totaling an estimated $664.4 million. Non-tax revenues were projected to decline 62.6%, primarily from the reduction in one-time transfers utilized to balance the fiscal year 2010 budget.

Fiscal 2011 General Fund collections totaled $27.5 billion, which is $785.5 million, or 2.9%, above estimate. The surplus was largely a result of increased tax revenue.

On June 30, 2011, Governor Tom Corbett signed the 2011-12 budget. The $27.15 billion budget addresses a projected multi-billion dollar fiscal year 2012 general fund deficit, cuts overall government spending by more than $1 billion and includes no tax increases. Approximately $200 million of the fiscal year 2012 comes from the $785.5 million fiscal year 2011 surplus.

Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. It is an established state with a diversified economy. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.1% in

2009. As of June 2011, Pennsylvania had a seasonally adjusted annual unemployment rate of 7.6%. The national unemployment rate for June 2011 was 9.2%

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2009 decreased at an annual rate of 0.1%. This compares to a 0.1% rate for the Middle Atlantic region and a 0.07% rate for the United States as a whole.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. As of June 30, 2010, the Commonwealth had $9,892.7 million of general obligation debt outstanding.

Other State-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency that provides financing for housing for lower and moderate income families. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund. No deficiency exists currently. According to PHFA, as of December 31, 2010, PHFA had $4,831.1 million of revenue bonds outstanding.

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the State. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Commonwealth Financing Authority (the “CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, former Governor Rendell signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. It is projected that portions of the increased CFA debt issuance authority will be utilized over the next two to four fiscal years. As of August 31, 2010, the CFA had issued $242.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $550.0 million in limited obligation revenue bonds authorized by Act 63. As of June 30, 2010, the CFA had $1,306.6 million in outstanding bond debt. With respect thereto, the Commonwealth’s General Fund has appropriation responsibility with respect to for $906.6 million thereof and the Pennsylvania Gaming and Economic Development and Tourism Fund has appropriation responsibility with respect to $400 million of such outstanding debt. The Commonwealth’s fiscal year 2011 enacted budget appropriates $78.480 million in State funds to the CFA for payment of CFA debt service during fiscal year 2011. Further, a portion of the existing interest earnings of the CFA, totaling approximately $5.0 million will be available to support CFA debt service payments. With respect to future fiscal year budgets, additional appropriations from the General Fund for future debt service are expected to be requested each year by the Department of Community and Economic Development for inclusion in future Executive Budget requests to the General Assembly.

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), which will serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. While the Special Revenues are projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to make up the deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2009, the Commonwealth was notified by the SEA that an additional $5.08 million will be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $5.08 million as part of its fiscal year 2010 budget. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $5.08 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget.

During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”). The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefore. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in Special Revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

In April 2010, the Commonwealth acquired (through either ownership or a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto currently being constructed. Such acquisition was financed through the issuance by the Pennsylvania Economic Development Financing Authority (“PEDFA”) of $281.075 million of its revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which will also lease the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth has also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the State legislature. Payments from the Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007 (“Act 53”)) to the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Development and Tourism Fund be so applied. Moneys in the Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. There can be no assurance that the Development and Tourism Fund in any year will receive sufficient receipts to fund its appropriated payment obligations. Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Development and Tourism Fund are subject to annual appropriation by the General Assembly. The Commonwealth currently projects that payments materially in excess of the aggregate $880 million appropriated from the Development and Tourism Fund will be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

The Commonwealth maintains contributory benefit pension plans covering all State employees, public school employees and employees of certain state-related organizations. State employees and employees of certain State related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. For financial reporting purposes, both SERS and PSERS have adopted the Governmental Accounting Standards Board’s Statement No. 25. This Statement requires a specific method of accounting and financial reporting for defined benefit pension plans. Among other things, the Statement requires a comparison of employer contributions to “annual required contributions.” As of December 31, 2009, SERS had an unfunded actuarial accrued liability in the amount of $5,592 million. As of June 30, 2010, the unfunded actuarial accrued liability of PSERS was $19,699 million.

In addition to a defined benefit pension plan for State employees and employees of certain State-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired State employees and their dependents.

Certain State-created organizations have statutory authorization to issue debt for which State appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

City of Philadelphia

The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of

Philadelphia in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $533.9 million in Special Revenue Bonds outstanding as of June 30, 2010. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

Litigation

The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.

The Commonwealth also represents and indemnifies employees who have been sued under Federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

As of December 15, 2010, the general obligation bonds of the Commonwealth are rated Aa1 by Moody’s Investors Service, Inc. and AA+ by Fitch Ratings. The Commonwealth has elected not to pursue a municipal bond rating from Standard & Poor’s, a division of the McGraw-Hill Companies (“S&P”), due to a disagreement concerning the provisions of the proposed contractual agreement between the Commonwealth and S&P.

Part II

Part II of this statement of additional information contains information about the following funds: BIF Arizona Municipal Money Fund (“BIF Arizona”), BIF California Municipal Money Fund (“BIF California”), BIF Connecticut Municipal Money Fund (“BIF Connecticut”), BIF Florida Municipal Money Fund (“BIF Florida”), BIF Massachusetts Municipal Money Fund (“BIF Massachusetts”), BIF Michigan Municipal Money Fund (“BIF Michigan”), BIF New Jersey Municipal Money Fund (“BIF New Jersey”), BIF New York Municipal Money Fund (“BIF New York”), BIF North Carolina Municipal Money Fund (“BIF North Carolina”), BIF Ohio Municipal Money Fund (“BIF Ohio”) and BIF Pennsylvania Municipal Money Fund (“BIF Pennsylvania”), each a series of the BIF Multi-State Municipal Series Trust (collectively, the “BIF State Funds”); BIF Government Securities Fund (“BIF Government Securities”); BIF Money Fund (“BIF Money”); BIF Tax-Exempt Fund (“BIF Tax-Exempt”); BIF Treasury Fund (“BIF Treasury”); BBIF Government Securities Fund (“BBIF Government Securities”); BBIF Money Fund (“BBIF Money”); BBIF Tax-Exempt Fund (“BBIF Tax-Exempt”); BBIF Treasury Fund (“BBIF Treasury”); BlackRock Money Market Portfolio (“Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (“Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Portfolio”) (collectively, the “BlackRock Funds Portfolios”), each a series of BlackRock FundsSM (the “Trust”); BlackRock Summit Cash Reserves Fund (“Summit Cash Reserves”) of BlackRock Financial Institutions Series Trust (“FIST”); Ready Assets Prime Money Fund (“Ready Assets Prime”); Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money”); Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money”); and Retirement Reserves Money Fund of Retirement Series Trust (“Retirement Reserves”). Prior to June 18, 2010, BIF Arizona Municipal Money Fund, BIF California Municipal Money Fund, BIF Connecticut Municipal Money Fund, BIF Florida Municipal Money Fund, BIF Massachusetts Municipal Money Fund, BIF Michigan Municipal Money Fund, BIF New Jersey Municipal Money Fund, BIF New York Municipal Money Fund, BIF North Carolina Municipal Money Fund, BIF Ohio Municipal Money Fund, BIF Pennsylvania Municipal Money Fund, BIF Multi-State Municipal Series Trust, BIF Government Securities Fund, BIF Money Fund, BIF Tax-Exempt Fund and BIF Treasury Fund were know as CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Florida Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund, CMA Pennsylvania Municipal Money Fund, CMA Multi-State Municipal Series Trust, CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund and CMA Treasury Fund, respectively, and BBIF Government Securities Fund, BBIF Money Fund, BBIF Tax-Exempt Fund and BBIF Treasury Fund were known as WCMA Government Securities Fund, WCMA Money Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund, respectively.

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The BIF State Funds, BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury may be collectively referred to herein as the “BIF Funds.” The BIF State Funds and BIF Tax-Exempt may be collectively referred to herein as the “BIF Tax-Exempt Funds.” BBIF Government Securities, BBIF Money, BBIF Tax-Exempt and BBIF Treasury may be collectively referred to herein as the “BBIF Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act.” The Securities and Exchange Commission is referred to herein as the “Commission.”

BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury as well as all of the BBIF Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying

Master LLC in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.

In addition to containing information about the Funds, Part II of this Statement of Additional Information contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this Statement of Additional Information for further information about each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this Statement of Additional Information as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund.

Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. BIF Money, BBIF Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. BIF Money and BBIF Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”

Foreign Short Term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries. See “Bank Money Instruments.”

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.

Investment in Other Investment Companies. Certain Funds may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) Certain Funds, pursuant to the Investment Company Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, certain Funds may rely on an exemptive order received from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Municipal Investments

Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s income taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such

Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes — Taxes.”

Municipal Securities — Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds.

Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 5% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities — Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VDROs and Participating VDROs” below.

Municipal Securities — Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A — “Description of Debt Ratings.”

A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities — Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code may limit the types and volume of securities qualifying for the Federal income tax exemption of interest; this may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs (described below) may not be honored. The interest rates are adjustable at intervals

(ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from a financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither BIF Tax-Exempt nor BBIF Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.

Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. One common type of repurchase agreement a Fund may enter into is a “tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest. From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold may decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio maturity, liquidity, diversification and quality requirements applicable to all money market funds.

Maturity. Each Fund is managed so that the dollar-weighted average maturity of all of its investments will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less. In addition, the Funds will not acquire any instrument with a remaining maturity of greater than 397 days. The “dollar-weighted average maturity” of a Fund is the average amount of time until the issuers of the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security under certain circumstances as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity. “Dollar-weighted average life” of a Fund’s portfolio is calculated without reference to the exceptions used in calculating the dollar-weighted average maturity for variable or floating rate securities regarding the use of interest rate reset dates.

Liquidity. Recent amendments to Rule 2a-7 added a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under section 22(e) of the Investment Company Act, and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, each Fund’s adviser or sub-adviser must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this new provision may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below. The Funds (other than BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt) will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Funds will not acquire any security other than weekly liquid assets unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days. No Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).

Portfolio Diversification and Quality. Rule 2a-7 under the Investment Company Act presently limits investments by each Fund (other than BIF State Funds) in securities issued by any one issuer (except for, among others, securities issued by the U.S. Government, its agencies or instrumentalities or investments in First Tier Securities of a single issuer for certain temporary, limited purposes) ordinarily to not more than 5% of its total assets. In the case of BIF State Funds, this restriction is applicable only with respect to 75% of a BIF State Fund’s total assets. In the event of investments in securities that are Second Tier Securities (as defined in Rule 2a-7) issued by a single issuer, not more than 1/2 of 1% of the Fund’s total assets may be invested in such Second Tier Securities. For purposes of these diversification policies, investments in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, the securities collateralizing the repurchase agreement consist of cash items and U.S. Government securities and the respective Fund’s adviser or sub-adviser has evaluated the seller’s creditworthiness. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

Securities Lending. Certain Funds may lend portfolio securities with a value not exceeding 33 1/3% of the Fund’s total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund lending portfolio securities retains the right to vote or consent on proxy proposals involving material events affecting the securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss if there are losses on investments made with the cash collateral or if the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent. Pursuant to that order, each Fund has retained an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. Pursuant to the same order, each Fund may invest its uninvested cash in registered money market funds advised by the Manager or its affiliates, or in a private investment company managed by the lending agent. If a Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the BIF State Funds has elected to be classified as “diversified” under the Investment Company Act and must satisfy the diversification requirements set forth in Rule 2a-7.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “ — Share Ownership” and “ —Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (the “Distributor” or “BRIL”), charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Each Fund has entered into an agreement with a transfer agent identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information, pursuant to which the transfer agent is responsible for the issuance, transfer, and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays a fee for these services.

See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Services” of each Fund’s Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised solely of non-interested Trustees, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund appears on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information on the fees paid by your Fund for the periods indicated.

Disclosure of Portfolio Holdings

The Boards of Trustees of each Fund and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The respective Boards of Trustees have approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. Each Fund’s Board of Trustees provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of the Manager. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site) shall not be deemed Confidential Information.

Except as otherwise provided in the Guidelines, Confidential Information relating to the Funds may not be distributed to persons not employed by the Manager unless the Fund has a legitimate business purpose for doing so. Confidential Information may also be disclosed to the Funds’ Trustees and their counsel, outside counsel for the Funds and the Funds’ auditors, and may be disclosed to the Funds’ service providers and other appropriate parties with the approval of the Fund’s Chief Compliance Officer, the Manager’s General Counsel, the Manager’s Chief Compliance Officer or the designee of such persons, and in addition, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement, as necessary, in accordance with the Guidelines. Information may also be disclosed as required by applicable laws and regulation.

Examples of instances in which selective disclosure of a Fund’s portfolio securities or other portfolio information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with their agreements with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting, pricing and other services to the Fund or a third-party feeder fund; or (v) disclosure to a rating or ranking organization.

Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are generally available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]

2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis upon posting to the Funds’ website. For money market funds, this will typically be on or about the tenth calendar day after the end of each month.

3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Portfolio Holdings. In addition to position description, portfolio holdings may also include issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income portfolios. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in a Fund as of a specific date.

The following shall not be deemed to be a disclosure of Confidential Information:

•	Month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.
•

Quarter-end portfolio holdings may be made available to third-party data providers, if there is a legitimate marketing and/or investment reason to do so (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.

The following information as it relates to money market funds, unless made available to the public, shall be deemed a disclosure of Confidential Information and, subject to the Guidelines, requires a confidentiality or non-disclosure arrangement:

•	Weekly portfolio holdings made available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.

•

Weekly portfolio holdings and characteristics made available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.

Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Implementation. All employees of the Manager must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. The Fund’s Chief Compliance Officer is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Funds’ and the Manager’s compliance.

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

1.	Funds’ Boards of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.	Funds’ transfer agent

3.	Funds’ Custodian

4.	Funds’ Administrator, if applicable.

5.	Funds’ independent registered public accounting firm.

6.	Funds’ accounting services provider

7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

8.	Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN, Investment Solutions, Crane Data, and iMoneyNet

9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

10.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

11.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet, Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, iBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association.

12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

13.	Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, PayPal Asset Management, Inc., Homestead, Inc., Transamerica and State Farm Mutual Fund, and their respective boards, sponsors, administrators and other service providers.

14.	Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.

15.	Other — Chicago Mercantile Exchange, Inc., Be Creative, Inc. and Investment Company Institute.

With respect to each such arrangement, each Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

Barclays PLC (“Barclays”) and The PNC Financial Services Group, Inc. (“PNC”) each has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (referred to in this section collectively as “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of Barclays and its affiliates (collectively, the “Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or the Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates or a Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts.

BlackRock and its Affiliates or a Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a Barclays Entity. One or more Affiliates or Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or Barclays Entities and may also enter into transactions with other clients of an Affiliate or Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or the Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a

Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or the Barclays Entities.

One or more Affiliates or one of the Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or Barclays Entity will be in its view commercially reasonable, although each Affiliate or Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or Barclays Entity of any such fees or other amounts.

When an Affiliate or Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-

making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/ markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a Barclays Entity has significant debt or equity investments or in which an Affiliate or Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and the Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or the Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its

Affiliates or the Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Boards of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a Barclays Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates or a Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a Barclays Entity or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates or of the Barclays Entities are directors or officers of the issuer.

In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) or the Barclays Entities for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock and its Affiliates and the Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and the Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and the Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and the Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by Affiliates of BlackRock. BlackRock and its Affiliates and the Barclays Entities may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

The custody arrangement described in Part I of the Statement of Additional Information in “Management and Advisory Arrangements” may lead to potential conflicts of interest with BlackRock Advisors, LLC where BlackRock Advisors, LLC has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock Advisors, LLC would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock Advisors, LLC an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock Advisors, LLC might otherwise reimburse. However, portfolio managers of BlackRock Advisors, LLC do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates and the Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributor. The types of shareholder service programs offered to shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than Cash Management Account® (“CMA”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a BIF Fund directly through the Fund’s transfer agent in the manner described below under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the BIF Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.

Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the BIF Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Fund’s transfer agent.

Payment by Wire. If you maintain an account directly with the Fund’s transfer agent, you may invest in a Fund through wire transmittal of Federal Funds to the Fund’s transfer agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to Bank of America, 1401 Elm Street, Dallas, Texas 75202. You should give your financial institution the following wiring instructions: ABA #026009593 Merrill Lynch Money Markets, DDA #375624069. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Fund’s transfer agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Purchases of Shares of U.S.A. Government Money Through Merrill Lynch Plans

Shares of U.S.A. Government Money are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund. Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Money will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Money you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Service Subscribers

Merrill Lynch Programs. Shares of the BIF Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Fund’s transfer agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Account for CMA service subscribers is the Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose the BIF Tax-Exempt or BIF State Funds as their primary Money Account.

You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co., FSB (the “Merrill Lynch Bank Deposit Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each BIF Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the BIF Fund’s shareholders to issue additional shares. If sales of shares of BIF Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the BIF State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases

(BIF Tax-Exempt and BIF State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All BIF Funds except for BIF Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into BIF Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in BIF Money, BIF Government Securities and BIF Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of the BIF Tax-Exempt Funds.

Manual Purchases (All BIF Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your Financial Advisor at any time in shares of a BIF Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.

Working Capital Management Account®. The Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) for corporations and other businesses provides participants a securities account (which includes all the features of a regular CMA account) plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Participants in the WCMA service are able to manually invest funds in certain designated BIF Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated BIF Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated BIF Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated BIF Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of BIF Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum BIF Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained.

However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain BIF Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your Financial Advisor.

Purchase of Shares of BBIF Funds by WCMA Service Subscribers

Eligibility. Shares of the BBIF Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.

The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.

Purchases of shares of a BBIF Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

BBIF Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of BBIF Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.

Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a BBIF Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a BBIF Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

All purchases of the BBIF Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

BBIF Multiple Class Structure. Each BBIF Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Account Information — BBIF Multiple Class Structure” and “— How to Choose the Share Class that Best Suits Your Needs” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each BBIF Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a BBIF Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Account Information — BBIF Multiple Class Structure” and “ — How to Choose the Share Class that Best Suits Your Needs” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the BBIF Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a BBIF Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — BBIF Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the BBIF Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) an education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Purchase of Shares of Summit Cash Reserves

Exchange Privilege. Investor A shareholders of Summit Cash Reserves who acquired their shares upon an exchange from Investor A or Institutional Shares of certain affiliated funds will have an exchange privilege with Investor A or Institutional Shares of certain affiliated funds. Shareholders may exchange Investor A Shares of the Fund for Institutional Shares of one of the affiliated funds if the shareholder holds any Institutional Shares of that affiliated fund in the account in which the exchange is to be made at the time of the exchange or is otherwise eligible to purchase Institutional Shares of such affiliated fund. Otherwise Investor A Shares will automatically be purchased.

Eligible institutional investors include: employees of BlackRock, Merrill Lynch, PNC and Directors of any BlackRock-advised funds; customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers; investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of the Fund in that account; institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.

If a holder of Investor A Shares of the Fund subsequently exchanges back into the same class of shares of the original affiliated fund it will do so without paying any sales charge. If a holder of Investor A Shares of the Fund exchanges into Investor A or Institutional Shares of another affiliated fund, the holder will be required to pay a sales charge equal to the difference, if any, between the sales charge previously paid on the shares of the original affiliated fund and the sales charge payable at the time of the exchange on the shares of the new affiliated fund.

Investor B shareholders of the Fund who acquired their shares upon an exchange from Investor B or Investor C Shares of certain affiliated funds will have an exchange privilege with Investor B or Investor C Shares of certain affiliated funds. A holder of Investor B Shares of the Fund may subsequently exchange back into the original affiliated fund. When a shareholder exchanges Investor B or Investor C Shares of an affiliated fund for Investor B Shares of the Fund, the period of time that the shareholder holds the Investor B Shares of the Fund will count towards satisfaction of the holding period requirement for purposes of reducing the CDSC relating to the Investor B or Investor C Shares acquired upon exchange of the Investor B Shares of the Fund. With respect to exchanges of Investor B Shares of an affiliated fund into Investor B Shares of the Fund, the period of time the Investor B Shares of the affiliated fund are held will count towards satisfaction of the conversion period (the length of time until the Investor B Shares acquired upon exchange of the Investor B Shares of the Fund are automatically converted into Investor A Shares). Conversely, the period of time that a shareholder has held the shares of an affiliated fund or a fund participating in the Exchange Program will count towards the satisfaction of the conversion period under which Investor B Shares of the Fund convert to Investor A Shares of the Fund.

If Investor B Shares are redeemed from the Fund and not exchanged into shares of an affiliated fund, a CDSC will be charged to the extent it would have been charged on a redemption of shares from the original affiliated fund.

It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributor.

Under the exchange privilege, exchanges are made on the basis of the relative net asset values of the shares being exchanged. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the affiliated funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula an exchange of Investor A Shares of the Fund for Investor A or Institutional Shares of an affiliated fund generally will require the payment of a sales charge equal to the difference, if any, between the sales charge previously paid on the Institutional or Investor A Shares originally exchanged for Investor A Shares of the Fund and the sales charge that may be payable at the time of the exchange on the Institutional or Investor A Shares of the affiliated fund to be acquired.

Exchange Program. The Fund participates in an exchange program with certain non-money market open-end management investment companies that are (i) distributed by a selected securities dealer that is an affiliate of the Distributor, (ii) not affiliated funds, and (iii) not distributed by the Distributor (each referred to as a “Participating Fund”) (the “Exchange Program”). Exchanges may be made into Investor A or Investor B Shares of the Fund at net asset value without the imposition of a front-end sales charge (“sales charge”) or CDSC. Shares of a Participating Fund that are subject to a sales charge will be exchanged for Investor A Shares of the Fund without the imposition of a sales charge. The holder of Investor A Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund without incurring any sales charge or exchange into shares of another Participating Fund subject to a sales charge in the same fund complex as the original Participating Fund by remitting an amount equal to the difference, if any, between the sales charge previously paid on the shares of the original Participating Fund and the sales charge payable at the time of the exchange on the shares of the new Participating Fund.

Exchanges may be made into Investor B Shares of the Fund at net asset value without the imposition of a sales charge. Shares of Participating Funds subject to a CDSC will be exchanged for Investor B Shares of the Fund without the payment of a CDSC that might otherwise be due on redemption of the Participating Fund shares. The holder of such Investor B Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund or exchange into shares of another Participating Fund in the same fund complex as the original Participating Fund. Upon such exchange, the holder of the Investor B Shares of the Fund will receive credit toward reduction of the CDSC that would have been due on the Participating Fund shares for the time period during which the Investor B Shares of the Fund were held. This period of time will also count towards satisfaction of any conversion period applicable to the Participating Fund shares. If holders of the Investor B Shares of the Fund redeem those shares instead of exchanging back into shares of the original Participating Fund or of another Participating Fund in the same fund complex, CDSC payments, if any, will be assessed based upon the combined holding period for the Participating Fund shares and the Fund shares.

The Participating Funds may impose administrative and/or redemption fees on an exchange transaction with the Fund. There will be no sales charge on exchange transactions into the Fund. The Exchange Program may be modified or terminated at any time in accordance with the rules of the Commission.

A Participating Fund may modify or terminate the terms of its involvement in the Exchange Program at any time in accordance with the rules of the Commission.

Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the affiliated fund or participating Fund into which the exchange is to be made for information regarding the fund and for further details regarding such exchange.

To effect an exchange, shareholders should contact their financial adviser, selected securities dealer or other financial intermediary, who will advise the Fund of the exchange, or write to the Fund’s transfer agent requesting that the exchange be effected. Shareholders of Participating Funds and certain affiliated funds with shares for which certificates have not been issued may effect an exchange by wire through their securities dealers. The Exchange Program or the exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. There is currently no limitation on the number of times a shareholder may effect an exchange into the Fund either through the exchange privilege or the Exchange Program; however, the Fund reserves the right to limit the number of times an investor may effect an exchange. Certain Participating Funds and affiliated funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The Exchange Program and the exchange privilege are available only to U.S. shareholders in states where the exchange legally may be made.

An exchange pursuant to the exchange privilege or pursuant to the Exchange Program is treated as a sale of the exchanged shares and a purchase of the new shares for Federal income tax purposes. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See “Taxes.”

Purchase of Shares of BlackRock Funds Portfolios

Each of the BlackRock Funds Portfolios has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s Manager, sub-advisor, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information. Shares of each Fund are sold on a continuous basis by BRIL as distributor. BRIL maintains its principal offices at 40 East 52nd Street, New York, New York 10022. Purchases may be effected on weekdays on which the NYSE is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Fund may, in the discretion of the Fund’s Manager, be made in the form of securities that are permissible investments for that Fund. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Fund at any time.

Shareholder Features

Exchange Privilege. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a BlackRock Fund Portfolio for Investor A Shares of one of the non-money market portfolios of the Trust (each a “Non-Money Market Portfolio”). Exchanges of Investor B or Investor C Shares of a Fund for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Trust will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange.

Investor A Shares of Funds that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a Fund subject to a sales charge.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o BNY Mellon Investment Servicing (US) Inc. at the following address: BNY Mellon Investment Servicing (US) Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with BNY Mellon. This form is available from BNY Mellon. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to BNY Mellon in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

Each Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. Each Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Each Fund, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Trust, the administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

The redemption of shares of one Fund and the subsequent investment in another Fund generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a BlackRock Funds Portfolio. In addition, when Investor Shares of a BlackRock Funds Portfolio are redeemed and the proceeds are used to purchase Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.

Automatic Investment Plan (“AIP”). Investor Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from the Fund’s transfer agent. The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”). Each BlackRock Funds Portfolio offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders — Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the BlackRock Funds Portfolio or any Eligible Fund (which includes the Fund and other funds as designated by BRIL from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Institutional Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch or their respective affiliates, may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Fund at any time.

Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

DCC&S. Qualified Plans may be able to invest in shares of the BlackRock Funds Portfolios through the Defined Contribution Clearance and Settlement System (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Hilliard Lyons Shares (“HL Shares”)

Purchase of Shares. The minimum investment for the initial purchase of HL Shares is $1,000; there is a $100 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of a BlackRock Funds Portfolio, the Manager, sub-advisors, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Other Purchase Information. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Fund may, in the discretion of the Fund’s Manager be made in the form of securities that are permissible investments for that Fund. The Funds reserve the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Fund at any time.

Distribution and/or Shareholder Servicing Plans

Each Fund has entered into a distribution agreement with BlackRock Investments, LLC (previously defined as the “Distributor”) under which the Distributor, as agent, offers shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 40 East 52nd Street, New York, NY 10022. The Distributor is an affiliate of BlackRock.

Each Fund has adopted a shareholder servicing plan and/or a distribution plan or plans (in the case of Retirement Reserves, with respect to Class II shares only and with respect to Summit Cash Reserves with respect to Investor B Shares only) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the BBIF Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through the Distributor. The Distribution Plan for each class of shares of the BBIF Funds provides that the Funds pay the Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a BBIF Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the BBIF Funds compensates the Distributor for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among financial advisors, selected dealers and affiliates of the Distributor. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The BBIF Distribution Plans for the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the BBIF Fund Prospectus.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributor. With respect to each Fund other than BlackRock Funds Portfolios, Retirement Reserves and Summit Cash Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of shares in the case of the BBIF Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (i) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (ii) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the BBIF Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a BBIF Fund will not make further payments of the distribution fee with respect to its shares; however, a BBIF Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Distribution Arrangements. In the case of the BlackRock Funds Portfolios, the BlackRock Funds Portfolios and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of certain BlackRock Funds Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of shares of a BlackRock Funds Portfolio will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of BlackRock Funds Portfolio shares.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Plans, each Fund may pay the Distributor and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC and its affiliates, and Barclays and its affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. From time to time the Distributor and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plans, which waivers may be terminated at any time.

The Plans permit the Distributor, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, the Distributor, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations have specific distribution and marketing agreements with the Funds and may receive payments relating to distribution and sales support activities: Ameriprise Financial Services, Inc., AXA Advisors, LLC, CCO Investment Services, Commonwealth Equity Services, LLP (Commonwealth Financial Network), Donegal Securities, Inc., Financial Network Investment Corporation, FSC Securities Corporation, ING Financial Partners, Inc., LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley Smith Barney, Multi-Financial Securities Corporation, New England Securities Corporation, Oppenheimer & Co. Inc., PFS Investments, PrimeVest Financial Services, Inc., Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Securities America, Inc., Tower Square Securities Inc., UBS, Walnut Street Securities Inc., Wells Fargo and/or broker-dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations with respect to the Funds in any year will vary, may be limited to specific Funds or share classes, or may exclude the Funds entirely.

In lieu of payments pursuant to the foregoing, the Distributor, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank and certain of its affiliates fees for administration and servicing with respect to assets of the Funds attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Each Fund will normally redeem shares for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

The value of the shareholder’s investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned. In the case of Investor B Shares of Summit Cash Reserves, the redemption price will be reduced by any applicable CDSC.

If notice is received by the Fund’s transfer agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the BIF Funds, the BBIF Funds and the BlackRock Funds Portfolios

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Fund’s transfer agent.

The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Fund’s transfer agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Fund’s transfer agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Fund’s transfer agent for payment, the Fund’s transfer agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Fund’s transfer agent upon request.

You will be subject to the transfer agent’s rules and regulations governing such checking accounts, including the right of the Fund’s transfer agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or a Fund’s transfer agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Fund’s transfer agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Fund’s transfer agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Fund’s transfer agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Fund’s transfer agent toll-free at 1-800-221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Fund’s transfer agent to the dealer.

Regular Redemption. If you hold shares with the Fund’s transfer agent you may redeem by writing to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the transfer agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act, whose existence and validity may be verified by the Fund’s transfer agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the transfer agent’s register; (ii) the check is mailed to the stencil address of record on the transfer agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Fund’s transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Fund’s transfer agent of a proper redemption request.

You may also redeem shares held with the Fund’s transfer agent by calling 1-800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Funds’ transfer agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money should not send redemption requests to the Fund or to its transfer agent. If you inadvertently send the redemption request to the Fund or the Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Fund’s transfer agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund. Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Money has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.

BIF Funds — Redemption of Shares by CMA Service Subscribers

BIF Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the BIF Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each BIF Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

BIF Funds — Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a BIF Fund in a Merrill Lynch securities account, you may redeem shares of a BIF Fund directly by writing to Merrill Lynch, which will submit your request to the Fund’s transfer agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or a Fund’s transfer agent. If you inadvertently send the request to a Fund or a Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the BIF Funds and the BBIF Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.

BBIF Funds — Redemption of Shares by WCMA Service Subscribers

BBIF Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated BBIF Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Margin Lending Program service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the BBIF Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the BBIF Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the BBIF Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account ® (WCMA®) Financial Service Account Agreement Program Description Booklet.

From time to time, Merrill Lynch also may offer the BBIF Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program

Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

BBIF Funds — Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the BBIF Fund or its transfer agent. If inadvertently sent to the BBIF Fund or the Fund’s transfer agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of BBIF Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

BIF Funds — Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a BIF Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Fund’s transfer agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a BIF Fund by submitting a written notice by mail directly to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Fund’s transfer agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain BIF Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

BlackRock Funds Portfolios — Redemption of Shares. Redemptions may be made in the manner and amounts described in the BlackRock Funds Portfolios’ prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. See “Signature Guarantee” below.

Investor A shareholders of the Funds may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by the Fund’s transfer agent, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with the Fund’s transfer agent. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. The Bank of New York Mellon Corporation (“BONY”), as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks may not be presented for cash payments at the offices of BONY. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

Service Shares

Redemption of Shares. A BlackRock Funds Portfolio may redeem Service Shares if the account balance drops below the required minimum initial investment as the result of redemption requests and the shareholder does not increase the balance to at least the required minimum initial investment upon thirty days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Fund to the extent necessary to maintain the minimum balance required.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the Trust’s combination with The PNC Fund in 1996:

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. See “Signature Guarantee” below.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, the Fund will honor requests by any person by telephone at (800) 537-4942 or other means. The Fund reserves the right to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described below under “Signature Guarantee.”

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Fund and for the same account in which they held shares on that date through the procedures described in this section.

Payment of Redemption Proceeds. The Funds may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the Investment Company Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the Investment Company Act.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

Under the Investment Company Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. Each Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Signature Guarantee. A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

SHAREHOLDER SERVICES

Shareholder Services for All Funds other than BIF Funds, BBIF Funds, Retirement Reserves and BlackRock Funds Portfolios

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page of the Part I of this Statement of Additional Information, or from the Distributor.

Investment Account

If your account is maintained at the Fund’s transfer agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Fund’s transfer agent. You may ascertain the number of shares in your Investment Account by calling the Fund’s transfer agent toll-free at 1-800-221-7210. The Fund’s transfer agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Fund’s transfer agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Fund’s transfer agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Fund’s transfer agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Fund’s transfer agent at 1-800-221-7210.

Automatic Investment Plans

If you maintain an account directly with the Fund’s transfer agent, each Fund offers an Automatic Investment Plan whereby the Fund’s transfer agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.

Accrued Monthly Payout Plan

The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Fund’s transfer agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Fund’s transfer agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.

Systematic Withdrawal Plans

If you maintain an account with the Fund’s transfer agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more. At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Fund’s transfer agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.

If your account is not maintained directly with the Fund’s transfer agent, you should contact your financial professional. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your financial professional.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.

Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

DETERMINATION OF NET ASSET VALUE

Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation.

Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund; however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.

Should that deviation exceed  1/2 of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, and utilizing a net asset value per share as determined by using available market quotations.

Each Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by a Fund’s Board.

YIELD INFORMATION

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt and the BIF State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt and the BIF State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the BIF Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future period.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market Fund (each a “Money Market Portfolio”) intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager or Sub-Advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by BlackRock or its affiliates (collectively, “clients”) when one or more clients of BlackRock or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the BIF Funds and the BBIF Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.

Retirement Accounts.

Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 1/2 unless one of the exceptions listed below applies.

Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59 1/2 or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 1/2 unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes — General Treatment of Fund Shareholders.”

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship. Numerous provisions affecting certain ESAs are scheduled to expire after December 31, 2012. Unless such provisions are extended, the tax treatment of such ESAs and their investors will be significantly altered.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes — General Treatment of Fund Shareholders.”

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Plans and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax adviser with respect to the tax consequences of investing through such an account.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders. However, distributions from a BIF Tax-Exempt Fund or from BBIF Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98.2% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the BIF Tax-Exempt Funds and BBIF Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular Federal income tax. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to January 1, 2013. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by BIF Tax-Exempt Funds and BBIF Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by BBIF Tax-Exempt or a BIF Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Recently enacted legislation will impose a 3.8% Medicare tax on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000 or $250,000 if married filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders. Unless extended by Congress, this provision regarding interest-related dividends and short term capital gain dividends generally would apply to distributions with respect to only taxable years of a Fund beginning before January 1, 2012.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

BIF Tax-Exempt Funds, BBIF Tax-Exempt and Their Shareholders

The BIF Tax-Exempt Funds and BBIF Tax Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and reported as exempt-interest dividends in a written statement furnished to the Fund’s shareholders.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the BIF Tax-Exempt Funds and BBIF Tax Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the BIF Tax-Exempt Funds and BBIF Tax Exempt.

All or a portion of the BIF Tax-Exempt Funds’ and BBIF Tax Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder. Such loss will be allowed, however, in the case of shares acquired after December 22, 2010 in a Fund that declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. BBIF Tax Exempt and each BIF Tax-Exempt Fund will purchase such private activity bonds and will report to shareholders the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by BBIF Tax Exempt or a BIF Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such a Fund.

BIF State Funds — State Taxes

Dividends paid by each BIF State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the BIF State Fund invests, please see Part I, Section X “State Fund Tax Summaries” of the BIF State Funds’ Statement of Additional Information.

The Appendices to the BIF State Funds’ Statement of Additional Information contain a general and abbreviated summary of the state tax laws relevant to each BIF State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each BIF State Fund should consult their tax advisers about other state and local tax consequences of investment in such BIF State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including BBIF Tax-Exempt or any of the BIF Tax-Exempt Funds) during the taxable year.

Master — Feeder Funds

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of each Fund has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the BBIF

Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and has exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the BBIF Funds. Shares issued are fully-paid and non-assessable by each Fund.

A copy of the Declaration establishing each Fund, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

Additional Information

Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

APPENDIX A

DESCRIPTION OF DEBT RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1. Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F-1 or F-1+ to indicate issues regarded as having the strongest capacity for timely payment. The rating F-2 indicates a satisfactory capacity for timely payment. The rating F-3 indicates an adequate capacity for timely payment.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

A-1

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG1 denotes “superior credit quality”, enjoying “highly reliable liquidity support” or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance determined by established cash flow for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

A-2

APPENDIX B

Proxy Voting Policies

For The BlackRock-Advised Funds

December, 2009

Copyright © 2009 BlackRock, Inc.

All rights reserved.

I.	Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.	Proxy Voting Policies

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The

Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.	CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV.	Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

Code # SAI-16817-0711

PART C. OTHER INFORMATION

Item 28.    Exhibits.

Exhibit Number		Description

1	(a)	—Declaration of Trust of BIF Multi-State Municipal Series Trust (the “Registrant”), dated February 6, 1987.(a)

	(b)	—Amendment to the Declaration of Trust.(a)

	(c)	—Instrument establishing BIF Arizona Municipal Money Fund (formerly known as CMA Arizona Municipal Money Fund) (“BIF Arizona”) as a series of the Registrant.(b)

	(d)	—Instrument establishing CMA California Tax-Exempt Fund as a series of the Registrant.(c)

	(e)	—Change of series designation to BIF California Municipal Money Fund (formerly known as CMA California Municipal Money Fund) (“BIF California”), filed May 9, 1993.(c)

	(f)	—Instrument establishing BIF Connecticut Municipal Money Fund (formerly known as CMA Connecticut Municipal Money Fund) (“BIF Connecticut”) as a series of the Registrant.(d)

	(g)	—Instrument establishing BIF Florida Municipal Money Fund (formerly known as CMA Florida Municipal Money Fund) (“BIF Florida”) as a series of the Registrant.(e)

	(h)	—Instrument establishing CMA Massachusetts Tax-Exempt Fund as a series of the Registrant.(f)

	(i)	—Change of series designation to BIF Massachusetts Municipal Money Fund (formerly known as CMA Massachusetts Municipal Money Fund) (“BIF Massachusetts”), filed May 9, 1993.(f)

(j)

—Instrument establishing CMA Michigan Tax-Exempt Fund (subsequently designated as BIF Michigan Municipal Money Fund (formerly known as CMA Michigan Municipal Money Fund) (“BIF Michigan”)) as a series of the Registrant.(g)

	(k)	—Instrument establishing CMA New Jersey Tax-Exempt Fund as a series of the Registrant.(h)

	(l)	—Change of series designation to BIF New Jersey Municipal Money Fund (formerly known as CMA New Jersey Municipal Money Fund) (“BIF New Jersey”), filed May 9, 1993.(h)

	(m)	—Instrument establishing CMA New York Tax-Exempt Fund as a series of the Registrant.(i)

	(n)	—Change of series designation to BIF New York Municipal Money Fund (formerly known as CMA New York Municipal Money Fund) (“BIF New York”), filed April 23, 1991.(i)

	(o)	—Instrument establishing BIF North Carolina Municipal Money Fund (formerly known as CMA North Carolina Municipal Money Fund) (“BIF North Carolina”) as a series of the Registrant.(j)

	(p)	—Instrument establishing BIF Ohio Municipal Money Fund (formerly known as CMA Ohio Municipal Money Fund) (“BIF Ohio”) as a series of the Registrant.(k)

	(q)	—Instrument establishing CMA Pennsylvania Tax-Exempt Fund as a series of the Registrant.(l)

	(r)	—Change of series designation to BIF Pennsylvania Municipal Money Fund (formerly known as CMA Pennsylvania Municipal Money Fund) (“BIF Pennsylvania”), filed May 9, 1993.(l)

	(s)	—Certification of Amendment to Declaration of Trust, dated April 11, 2002.(m)

	(t)	—Certification of Amendment to Declaration of Trust, dated April 11, 2002.(m)

	(u)	—Certificate of Amendment to Declaration to Trust, dated May 19, 2010.(ii)

Exhibit Number		Description

2		—Amended and Restated By-Laws of the Registrant.(n)

3

—Portions of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant defining the rights of holders of shares of each of BIF Arizona, BIF California, BIF Connecticut, BIF Florida, BIF Massachusetts, BIF Michigan, BIF New Jersey, BIF New York, BIF North Carolina, BIF Ohio and BIF Pennsylvania as a series of the Registrant.(o)

4	(a)	—Form of Management Agreement between the Registrant, on behalf of BIF Arizona, and BlackRock Advisors, LLC.(hh)

	(b)	—Form of Management Agreement between the Registrant, on behalf of BIF California, and BlackRock Advisors, LLC.(hh)

	(c)	—Form of Management Agreement between the Registrant, on behalf of BIF Connecticut, and BlackRock Advisors, LLC.(hh)

	(d)	—Form of Management Agreement between the Registrant, on behalf of BIF Florida, and BlackRock Advisors, LLC.(hh)

	(e)	—Form of Management Agreement between the Registrant, on behalf of BIF Massachusetts, and BlackRock Advisors, LLC.(hh)

	(f)	—Form of Management Agreement between the Registrant, on behalf of BIF Michigan, and BlackRock Advisors, LLC.(hh)

	(g)	—Form of Management Agreement between the Registrant, on behalf of BIF New Jersey, and BlackRock Advisors, LLC.(hh)

	(h)	—Form of Management Agreement between the Registrant, on behalf of BIF New York, and BlackRock Advisors, LLC.(hh)

	(i)	—Form of Management Agreement between the Registrant, on behalf of BIF North Carolina, and BlackRock Advisors, LLC.(hh)

	(j)	—Form of Management Agreement between the Registrant, on behalf of BIF Ohio, and BlackRock Advisors, LLC.(hh)

	(k)	—Form of Management Agreement between the Registrant, on behalf of BIF Pennsylvania, and BlackRock Advisors, LLC.(hh)

	(l)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Arizona, and BlackRock Investment Management, LLC.(hh)

	(m)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF California, and BlackRock Investment Management, LLC.(hh)

	(n)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Connecticut, and BlackRock Investment Management, LLC.(hh)

	(o)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Florida, and BlackRock Investment Management, LLC.(hh)

	(p)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Massachusetts, and BlackRock Investment Management, LLC.(hh)

	(q)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Michigan, and BlackRock Investment Management, LLC.(hh)

	(r)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF New Jersey, and BlackRock Investment Management, LLC.(hh)

	(s)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF New York, and BlackRock Investment Management, LLC.(hh)

Exhibit Number		Description

	(t)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF North Carolina, and BlackRock Investment Management, LLC.(hh)

	(u)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Ohio, and BlackRock Investment Management, LLC.(hh)

	(v)	—Form of Sub-Advisory Agreement between the Manager, on behalf of BIF Pennsylvania, and BlackRock Investment Management, LLC.(hh)

5		—Unified Distribution Agreement between the Registrant and BlackRock Investments, LLC, formerly known as BlackRock Investments, Inc.(p)

6		—None.

7		—Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company.(q)

8	(a)	—Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(r)

	(b)	—Form of Cash Management Account Agreement.(s)

	(c)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(t)

9	(a)	—Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF Arizona.(u)

	(b)	—Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF California.(v)

	(c)	—Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF Connecticut.(w)

	(d)	—Opinion of Sidley Austin Brown & Wood LLP, counsel for the Registrant, with respect to BIF Florida.(x)

	(e)	—Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF Massachusetts.(y)

	(f)	—Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF Michigan.(z)

	(g)	—Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF New Jersey.(aa)

	(h)	—Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF New York.(bb)

	(i)	—Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF North Carolina.(cc)

	(j)	—Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF Ohio.(dd)

	(k)	—Opinion of Brown & Wood LLP, counsel for the Registrant, with respect to BIF Pennsylvania.(ee)

10		—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant*

11		—None.

12		—Certificate of Fund Asset Management, L.P.(a)

13		—Form of Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1.(p)

14		—None.

Exhibit Number		Description

15	(a)	—Code of Ethics of BlackRock Advisors, LLC.(ff)

15	(a)	—Code of Ethics of the Registrant.(ff)

15	(a)	—Code of Ethics of BlackRock Investments, LLC, formerly known as BlackRock Investments, Inc.(ff)

16		—Power of Attorney.(gg)

*	Filed herewith
(a)	Filed on July 31, 1995 as Exhibit 1(a) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of BIF Pennsylvania (File No. 33-11882).
(b)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of BIF Arizona (File No. 33-11882).
(c)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of BIF California (File No. 33-11882).
(d)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of BIF Connecticut (File No. 33-11882).
(e)	Filed on August 22, 2005 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BIF Florida (File No. 33-11882).
(f)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of BIF Massachusetts (File No. 33-11882).
(g)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of BIF Michigan (File No. 33-11882).
(h)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of BIF New Jersey (File No. 33-11882).
(i)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of BIF New York (File No. 33-11882).
(j)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of BIF North Carolina (File No. 33-11882).
(k)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of BIF Ohio (File No. 33-11882).
(l)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of BIF Pennsylvania (File No. 33-11882).
(m)	Filed on July 30, 2002 as Exhibits 1(d) and 1(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of BIF Arizona (File No. 33-11882).
(n)	Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Ready Assets U.S. Treasury Money Fund (formerly known as Merrill Lynch U.S. Treasury Money Fund) (File No. 33-37537), filed on March 30, 2009.
(o)	Reference is made to Article II, (Section 2.3) and Articles III, V, VI, VIII, IX, X and XI of the Registrant’s Declaration of Trust, filed as Exhibits 1(a), 1(b), 1(s) and 1(t) to the Registration Statement; to the Certificates of Establishment and Designation, filed as Exhibits 1(c)-1(r) to the Registration Statement; and to Article I, Article II (Sections 2-4), Article IV (Section 1), Article V and Article VI of the Registrant’s By-Laws incorporated by reference to Exhibit 2 to the Registration Statement.
(p)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of BIF Money Fund (formerly known as CMA Money Fund) (File No. 2-59311), filed on July 29, 2009.
(q)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 20, 2001.

(r)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of BIF Money Fund (formerly known as CMA Money Fund) (File No. 2-59311), filed on July 27, 2007.
(s)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N 1A of BIF Tax-Exempt Fund (formerly known as CMA Tax-Exempt Fund) (File No. 2-69877), filed on February 10, 2003.
(t)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. (formerly known as Merrill Lynch Focus Twenty Fund, Inc.) (File No. 333-89775), filed on March 20, 2001.
(u)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of BIF Arizona (File No. 33-11882).
(v)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of BIF California (File No. 33-11882).
(w)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of BIF Connecticut (File No. 33-11882).
(x)	Filed on November 7, 2005 as Exhibit 9 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of BIF Florida (File No. 33-11882).
(y)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of BIF Massachusetts (File No. 33-11882).
(z)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of BIF Michigan (File No. 33-11882).
(aa)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of BIF New Jersey (File No. 33-11882).
(bb)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of BIF New York (File No. 33-11882).
(cc)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of BIF North Carolina (File No. 33-11882).
(dd)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of BIF Ohio (File No. 33-11882).
(ee)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of BIF Pennsylvania (File No. 33-11882).
(ff)	Incorporated by reference to an Exhibit to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Ready Assets Prime Money Fund (formerly known as Merrill Lynch Ready Assets Trust) (File No. 2-52711), filed on April 29, 2009.
(gg)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of BlackRock International Fund of BlackRock Series, Inc. (File No. 333-56203), filed on February 28, 2011.
(hh)	Filed on July 27, 2007 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant (File No. 33-11882).
(ii)	Filed on July 29, 2010 as an Exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant (File No. 33-11882).

Item 29.    Persons Controlled by or Under Common Control with Registrant.

The Registrant does not control and is not under common control with any other person.

Item 30.    Indemnification.

Reference is made to Section 5.3 of the Registrant’s Declaration of Trust and Section 8 of the Unified Distribution Agreement.

Section 5.3 of the Registrant’s Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Article IV Section 2(d) of the Registrant’s By-Laws provides as follows: The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

In Section 8 of the Unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the distributors within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Manager.

(a) BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock Investment Management, LLC (“BIM”), is an indirect, wholly-owned subsidiary of BlackRock, Inc. BIM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The information required by this Item 31 about officers and directors of BIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-56972).

Item 32.    Principal Underwriters.

(a) BlackRock Investments, LLC (“BRIL”), formerly known as BlackRock Investments, Inc., acts as the principal underwriter or placement agent, as applicable, for each of the following open-end investment companies, including the Registrant:

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

BIF Government Securities Fund

BIF Money Fund

BIF Multi-State Municipal Series Trust

BIF Tax-Exempt Fund

BIF Treasury Fund

BlackRock Balanced Capital Fund, Inc.

BlackRock Basic Value Fund, Inc.

BlackRock Bond Allocation Target Shares

BlackRock Bond Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock Capital Appreciation Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Financial Institutions Series Trust

BlackRock Focus Growth Fund, Inc.

BlackRock Focus Value Fund, Inc

BlackRock Funds

BlackRock Funds II

BlackRock Funds III

BlackRock Global Allocation Fund, Inc.

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund, Inc.

BlackRock Global Growth Fund, Inc.

BlackRock Global SmallCap Fund, Inc.

BlackRock Healthcare Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock International Value Trust

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Master LLC

BlackRock Mid Cap Value Opportunities Series, Inc.

BlackRock Multi-State Municipal Series Trust

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Series Trust

BlackRock Natural Resources Trust

BlackRock Pacific Fund, Inc.

BlackRock Series Fund, Inc.

BlackRock Series, Inc.

BlackRock Utilities and Telecommunications Fund, Inc.

BlackRock Value Opportunities Fund, Inc.

BlackRock Variable Series Funds, Inc.

BlackRock World Income Fund, Inc.

FDP Series, Inc.

Funds For Institutions Series

Managed Account Series

Master Basic Value LLC

Master Bond LLC

Master Focus Growth LLC

Master Government Securities LLC

Master Institutional Money Market LLC

Master Investment Portfolio

Master Large Cap Series LLC Master Money LLC Master Tax-Exempt LLC Master Treasury LLC Master Value Opportunities LLC	Quantitative Master Series LLC Ready Assets Prime Money Fund Ready Assets U.S.A. Government Money Fund Ready Assets U.S. Treasury Money Fund Retirement Series Trust

BRIL also acts as the principal underwriter or placement agent, as applicable, for the following closed-end registered investment company:

BlackRock Fixed Income Value Opportunities

(b) Set forth below is information concerning each director and officer of BRIL. The principal business address of each such person is 40 East 52nd Street, New York, New York 10022.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Laurence Fink	Chairman and Member, Board of Managers	None
Francis Porcelli	Chief Executive Officer and Managing Director	None
Anne Ackerley	Managing Director	None
Robert Connolly	General Counsel, Secretary and Senior Managing Director	None
Rick Froio	Chief Compliance Officer and Managing Director	None
Paul Greenberg	Chief Financial Officer, Treasurer and Managing Director	None
John Blevins	Managing Director and Assistant Secretary	None
Brenda Sklar	Managing Director	None
Stephen Hart	Vice President and Assistant Secretary	None
Richard Turnill	Managing Director (FSA Approved)	None
Daniel Adams	Vice President	None
Robert Kapito	Member, Board of Managers	None
Daniel Waltcher	Member, Board of Managers	None

(c) Not applicable.

Item 33.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

(a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

(b) BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022 (records relating to its functions as distributor).

(c) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as manager).

(d) BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey, 08536 (records relating to its functions as sub-adviser).

(e) State Street Bank & Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 (records relating to its functions as custodian).

(f) Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (records relating to its functions as transfer agent).

Item 34.    Management Services.

Other than as set forth under the caption “Management of the Funds — BlackRock” in the Prospectus constituting Part A of the Registration Statement and under Part I “Management and Advisory Arrangements” and Part II “Management and Other Service Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement for the Registrant, the Registrant is not a party to any management-related service contract.

Item 35.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on July 27, 2011.

BIF MULTI-STATE MUNICIPAL SERIES TRUST (REGISTRANT)

By:	/S/ JOHN M. PERLOWSKI
John M. Perlowski (Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Chief Executive Officer (Principal Executive Officer)	July 27, 2011

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 27, 2011

DAVID O. BEIM* (David O. Beim)	Trustee

RONALD W. FORBES* (Ronald W. Forbes)	Trustee

DR. MATINA S. HORNER* (Dr. Matina Horner)	Trustee

RODNEY D. JOHNSON* (Rodney D. Johnson)	Trustee

HERBERT I. LONDON* (Herbert I. London)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

JOSEPH P. PLATT* (Joseph P. Platt)	Trustee

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Trustee

Signature	Title	Date

TOBY ROSENBLATT* (Toby Rosenblatt)	Trustee

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

FREDERICK W. WINTER* (Frederick W. Winter)	Trustee

RICHARD S. DAVIS* (Richard S. Davis)	Trustee

HENRY GABBAY* (Henry Gabbay)	Trustee

*By:	/S/ BEN ARCHIBALD (Ben Archibald, Attorney-In-Fact)	July 27, 2011

EXHIBIT INDEX

Exhibit Number	Description

10	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.